BOND MARKET INDEX FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Bond Market Index Fund. For the annual period ended October 31, 1996, the Fund's Institutional shares and Retail shares had total returns (including bond price changes and interest income) of 4.36% and 4.69% respectively.* For the same period, the Fund's benchmark index, the Lehman Brothers Government/Corporate Bond Index, returned 5.39%.**
    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and the Fund's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor. Institutional shares are sold primarily through financial intermediaries. ECONOMIC REVIEW
    Recent fears of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation have so far proven to be unwarranted. Despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the current inflationary environment.
    The increase in long-term interest rates earlier this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two-thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past 12 months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
THE MARKET

    After a volatile first four months of 1996, the bond market settled into a trading range during the summer with yields on ten-year securities varying within a range of 6.5% to 7.0%. Economic reports began to indicate an economy not growing as fast as many investors had feared. Employment growth, a shock to investors earlier in the year, moderated. Additionally, investor fear of abnormal increases in the rate of inflation subsided as oil and grain prices fell over the summer. By the end of the reporting period, investor psychology turned positive and bond yields moved lower as evidence grew that the economy was growing at a moderate pace. We expect that there could be further gains in the bond market as long as reports continue to indicate modest economic growth and continued low inflation.
    The Fund seeks to replicate the returns of the domestic bond market's major benchmark, the Lehman Brothers Government/Corporate Bond Index.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,
                  [Laurie Carroll signature logo]
                              Laurie Carroll
                              Portfolio Manager
November 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LEHMAN BROTHERS - The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt.


DREYFUS BOND MARKET INDEX FUND              OCTOBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BOND MARKET INDEX FUND RETAIL SHARES AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

$11,808
Lehman Brothers Government/Corporate
Bond Index*
Dollars
$11,638
Dreyfus Bond Market
Index Fund
(Retail Shares)
[Exhibit A]
*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                  INSTITUTIONAL SHARES*                                             RETAIL SHARES*
________________________________________________________       _________________________________________________________
PERIOD ENDED 10/31/96                                          PERIOD ENDED 10/31/96
_________                                                      _________
1 Year                                              4.36%     1 Year                                              4.69%
From Inception (4/28/94)                            7.34      From Inception (11/30/93)5.34

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Retail shares of Dreyfus Bond Market Index Fund on 11/30/93 (Inception Date) to a $10,000 investment made in the Lehman Brothers Government/Corporate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Institutional shares will vary from the performance of Retail shares shown above due to differences in charges and expenses.
The Fund seeks to replicate the total return of the Lehman Brothers Government/Corporate Bond Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman
Brothers Government/Corporate Bond Index is intended to measure the performance of the domestic fixed-rate, investment grade debt market and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1996
                                                                                                  Principal
Bonds and Notes-96.7%                                                                               Amount           Value
                                                                                                  ________          ________
            AeROSPACE AND
             AVIATION-.5%            Boeing, Deb.,
                                       8.10%, 2006..........................                 $       25,000       $  27,469
                                       8 5/8%, 2031.........................                         10,000          11,709
                                     Lockheed,
                                       Notes, 6 3/4%, 2003..................                         25,000          25,182
                                     Lockheed Martin,
                                       Unsecured Deb.(Gtd. by Lockheed Martin
                                       Tactical Systems), 7.65%, 2016.......                         40,000          41,498
                                     Raytheon,
                                       Notes, 6 1/2%, 2005..................                         25,000          24,579
                                     Rockwell International:
                                       Deb., 8 7/8%, 1999...................                         15,000          16,092
                                       Notes, 6 3/4%, 2002..................                         30,000          30,401
                                                                                                                  __________
                                                                                                                     176,930
                                                                                                                  __________
  AUTOMOTIVE-.4%                     Ford Motor,
                                       Deb., 8 7/8%, 2022...................                         20,000          23,267
                                     General Motors:
                                       Deb:
                                           9 1/8%, 2001.....................                         15,000          16,547
                                           8 7/8%, 2003.....................                         25,000          27,829
                                          7.40%, 2025.......................                         10,000           9,925
                                       Notes, 7%, 2003......................                         40,000          40,658
                                                                                                                  __________
                                                                                                                    118,226
                                                                                                                  __________
      BANKING-2.6%                   Banc One,
                                       Sub. Notes, 9 7/8%, 2009.............                          5,000           6,121
                                     BankAmerica, Sub. Notes:
                                       7 3/4%, 2002.........................                         25,000          26,303
                                       6 3/4%, 2005.........................                         15,000          14,786
                                       6.20%, 2006..........................                         15,000          14,184
                                     Bankers Trust New York,
                                       Sub. Notes, 7 3/8%, 2008.............                         75,000          76,136
                                     Chase Manhattan
                                       Sub. Deb.:
                                           7 1/8%, 2005.....................                         35,000          35,299
                                           6 1/2%, 2009.....................                         10,000           9,493
                                       Sub. Notes, 7 3/4%, 1999.............                         40,000          41,617
                                     Chemical,
                                       Sub. Notes, 6 1/8%, 2008.............                         15,000          13,832
                                     Citicorp,
                                       Sub. Notes, 7 1/8%, 2003.............                         20,000          20,436
                                     First Bank System,
                                       Sub. Notes, 7 5/8%, 2005.............                         55,000          57,318
                                     First Chicago,
                                       Sub. Notes, 9 7/8%, 2000.............                         20,000          22,282

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                   ______           ______
       BANKING (CONTINUED)           First Union, Sub. Notes:
                                       8%, 2002.............................                 $       15,000      $   15,978
                                       7%, 2006.............................                         75,000          74,906
                                     Fleet Financial Group,
                                       Sr. Notes, 7 1/8%, 2000..............                         40,000          40,921
                                     Morgan (J.P.),
                                       Sub. Notes, 6 1/4%, 2009.............                         20,000          18,734
                                     NCNB,
                                       Deb., 9 3/8%, 2009...................                         20,000          23,677
                                     NationsBank:
                                       Sr. Notes, 6 5/8%, 1998..............                         25,000          25,161
                                       Sub Notes:
                                            6 7/8%, 2005....................                         10,000           9,960
                                            7 5/8%, 2005....................                         30,000          31,280
                                     Norwest Corp.,
                                       Sub. Deb., 6.65%, 2023...............                         15,000          13,688
                                     Republic New York Corp., Sub. Notes:
                                       7 1/4%, 2002.........................                        100,000         103,239
                                       5 7/8%, 2008.........................                         25,000          22,708
                                     SunTrust,
                                       Deb., 8 7/8%, 1998...................                         15,000          15,508
                                     Wachovia,
                                       Sub. Notes, 6 3/8%, 2003.............                         15,000          14,843
                                     Wells Fargo,
                                       Deb., 8.20%, 1996....................                         115,000         115,000
                                                                                                                  __________
                                                                                                                     863,410
                                                                                                                  __________
      CHEMICALS-.4%                 Air Products & Chemical,
                                       Deb., 8 3/4%, 2021...................                          5,000           5,775
                                     duPont, Deb:
                                       8.65%, 1997..........................                         15,000          15,453
                                       6%, 2001.............................                         15,000          14,725
                                     duPont (E.I.) de Nemours,
                                       Notes, 6 3/4%, 2002..................                         40,000          40,571
                                     Eastman Chemical,
                                       Notes, 6 3/8%, 2004..................                         30,000          29,422
                                     Monsanto,
                                       Deb., 8.20%, 2025....................                         20,000          21,219
                                     Morton International,
                                       Deb., 9 1/4%, 2020...................                          5,000           6,127
                                                                                                                  __________
                                                                                                                     133,292
                                                                                                                  __________
       CONSUMER-.8%                  Clorox,
                                       Deb., 8.80%, 2001....................                         10,000          10,953
                                     IBM:
                                       Deb., 7%, 2025.......................                         20,000          19,300
                                       Notes, 6 3/8%, 2000..................                        150,000         150,480
                                     Kimberly-Clark,
                                       Deb., 6 7/8%, 2014...................                         5,000            4,831

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT             VALUE
                                                                                                   ______             ______
      CONSUMER (CONTINUED)           Maytag,
                                       Deb., 9 3/4%, 2002...................                     $    5,000         $  5,704
                                     Procter & Gamble, Deb.:
                                       8.70%, 2001..........................                         30,000           32,861
                                       6.45%, 2026..........................                         15,000           13,781
                                     The Employee Stock
                                       Ownership Trust of the Procter & Gamble
                                       Profit Sharing Trust and Employee Stock
                                       Ownership Plan, Deb.
                                       (Gtd. by Procter & Gamble),
                                       9.36%, 2021..........................                         10,000          12,236
                                     Whirlpool,
                                       Deb., 9%, 2003.......................                         10,000          11,245
                                                                                                                  __________
                                                                                                                    261,391
                                                                                                                  __________
  ENTERTAINMENT/MEDIA-1.1%.        Cox Communications,
                                       Notes, 6 3/8%, 2000..................                        100,000          99,866
                                     Disney (Walt):
                                       Global Bonds, 6 3/4%, 2006...........                         20,000          19,882
                                       Medium-Term Notes, 5.80%, 2008.......                         15,000          13,803
                                     News America Holdings (Gtd. by The News):
                                       Deb., 7 3/4%, 2024...................                         15,000          14,564
                                       Sr. Notes, 9 1/8%, 1999..............                        200,000         214,317
                                                                                                                  __________
                                                                                                                     362,432
                                                                                                                  __________
  FINANCIAL SERVICES-4.6%            Aetna Services,
                                       Notes (Gtd. by Aetna), 7 5/8%, 2026..                         50,000          50,865
                                     American Express Credit,
                                       Sr. Notes, 6 1/8%, 2001..............                         40,000          39,474
                                     American General Finance, Sr. Notes:
                                       6 5/8%, 1997.........................                         20,000          20,107
                                       8 1/8%, 2009.........................                         10,000          10,824
                                     Associates Corp. of North America:
                                       Deb., 7.95%, 1998....................                         10,000 (a)      10,957
                                       Sr. Notes:
                                             7 1/2%, 1999...................                         50,000          51,552
                                             9 1/8%, 2000...................                         15,000 (b)      16,278
                                             6 5/8%, 2005...................                         10,000           9,833
                                     Avco Financial Services,
                                       Sr. Notes, 7 1/2%, 1996..............                         50,000          50,027
                                     Bear Stearns, Sr. Notes:
                                       8 3/4%, 2004.........................                         10,000          11,000
                                       7 1/4%, 2006.........................                         75,000          75,740
                                     Beneficial:
                                       Deb.:
                                           8.40%, 1996......................                          5,000 (c)       5,701
                                           9 1/8%, 1998.....................                         70,000          72,672
                                       Medium-Term Notes, 9 1/8%, 2001......                          5,000           5,522

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT             VALUE
                                                                                                    ______            ______
  FINANCIAL SERVICES (CONTINUED)     CIT Group Holdings,
                                       Medium-Term Sr. Notes, 6 1/8%, 1998..                     $   40,000      $   40,146
                                     Chrysler Financial, Notes:
                                       5 3/8%, 1998.........................                         50,000          49,369
                                       6 1/2%, 1998.........................                         20,000          20,149
                                     Commercial Credit Group, Notes:
                                       6.70%, 1999..........................                         25,000          25,311
                                       6 3/8%, 2002.........................                         45,000          44,548
                                       10%, 2008............................                          5,000           6,154
                                     Dean Witter Discovery,
                                       Notes, 6 1/4%, 2000..................                         30,000          29,915
                                     FINOVA Capital,
                                       Notes, 9 1/8%, 2002..................                         20,000          22,125
                                     Ford Capital B.V.,
                                       Deb., 9 7/8%, 2002...................                         25,000          28,665
                                     Ford Motor Credit:
                                       Deb.:
                                          9 3/8%, 1997......................                         20,000          20,731
                                          9 1/4%, 1998......................                          5,000           5,243
                                       Notes:
                                          8%, 2002..........................                         65,000          69,058
                                          6 3/4%, 2008......................                         20,000          19,445
                                     GMAC:
                                       Deb.:
                                          8.40%, 1999.......................                         30,000          31,695
                                          6%, 2011..........................                         10,000           8,833
                                       Notes, 6 5/8%, 2005..................                         20,000          19,491
                                     General Electric Capital:
                                       Deb., 8.30%, 1998....................                         15,000          16,963
                                       Medium-Term Notes, 7 1/2%, 1998......                         70,000          71,529
                                     General Electric Credit,
                                       Deb., 5 1/2%, 2001...................                         10,000           9,596
                                     Household Finance,
                                       Notes, 8%, 2004......................                         15,000          16,037
                                     Integra Financial,
                                       Sub. Notes, 6 1/2%, 2000.............                         15,000          15,063
                                     International Lease Finance:
                                       Medium-Term Notes, 6 1/4%, 2000......                         40,000          39,854
                                       Notes, 4 3/4%, 1997..................                         50,000          49,916
                                     Lehman Brothers Holdings,
                                       Notes, 5 3/4%, 1998..................                        200,000         199,113
                                     Merrill Lynch,
                                       Notes, 8.30%, 2002...................                         15,000          16,182
                                     Norwest Financial, Sr. Notes:
                                       5 1/2%, 1998.........................                         25,000          24,868
                                       7%, 2003.............................                         15,000          15,297
                                     Pitney Bowes Credit,
                                       Deb., 9 1/4%, 1998...................                         15,000 (d)      17,572

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        OCTOBER 31, 1996
                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT             VALUE
                                                                                                  ______             ______
  FINANCIAL SERVICES (CONTINUED)  Salomon Brothers,
                                       Sr. Notes, 7 1/4%, 2000..............                   $     10,000        $ 10,171
                                     Sears, Roebuck Acceptance,
                                       Notes, 6 1/8%, 2006..................                         35,000          32,983
                                     Transamerica Financial,
                                       Deb., 6 1/2%, 2011...................                          5,000           4,640
                                     Travelers/Aetna Property & Casualty,
                                       Notes, 6 3/4%, 2001..................                         60,000          60,591
                                     U.S. Leasing International,
                                       Sr. Notes, 6 5/8%, 2003..............                         30,000          29,796
                                     U.S. West Capital Funding,
                                       Notes (Gtd. by U.S. West), 6.31%, 2000.                       10,000 (e)      10,049
                                     Xerox Credit,
                                       Deb., 10%, 1999......................                         10,000          10,853
                                                                                                                  __________
                                                                                                                  1,522,503
                                                                                                                  __________
   FOOD AND BEVERAGES-1.4%.         Anheuser-Busch, Deb:
                                       8 3/4%, 1999.........................                          5,000           5,346
                                       9%, 2009.............................                          5,000           5,925
                                     Archer-Daniels-Midland, Deb.:
                                       Zero Coupon, 2002....................                          5,000           3,523
                                       8 1/8%, 2012.........................                         40,000          44,806
                                     Campbell Soup,
                                       Deb., 8 7/8%, 2021...................                          5,000           5,891
                                     Coca-Cola,
                                       Notes, 6 5/8%, 2002..................                         35,000          35,287
                                     Coca-Cola Enterprises:
                                       Deb., 8 1/2%, 2022...................                         10,000          11,356
                                       Notes, 7 7/8%, 2002..................                         15,000          15,948
                                     Dole Food,
                                       Notes, 6 3/4%, 2000..................                         15,000          15,093
                                     Hershey Foods,
                                       Deb., 8.80%, 2021....................                         30,000          35,340
                                     McDonald's,
                                       Notes, 6 3/4%, 2003..................                         20,000          20,268
                                     Nabisco,
                                       Deb., 7.55%, 2015....................                         40,000          39,523
                                     PepsiCo,
                                       Deb., 7 5/8%, 1998...................                         40,000          41,305
                                     Pet,
                                       Notes (Gtd. by Grand Metropolitan plc),
                                       5 3/4%, 1998.........................                         20,000          19,918
                                     Ralston-Purina Group,
                                       Deb., 8 5/8%, 2022...................                         90,000          99,322
                                     Seagram,
                                       Deb., 8.35%, 2022....................                         10,000          10,981
                                     Supervalu,
                                       Notes, 7.80%, 2002...................                         15,000          15,831

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                       AMOUNT            VALUE
                                                                                                  ______            ______
  FOOD AND BEVERAGES (CONTINUED)      Sysco,
                                       Sr. Notes, 7%, 2006..................                    $    25,000         $25,338
                                                                                                                  __________
                                                                                                                    451,001
                                                                                                                  __________
        HEALTH CARE-.4%                Baxter International,
                                       Deb., 9 1/4%, 1999...................                         15,000          16,259
                                     Bristol-Myers Squibb,
                                       Deb., 7.15%, 2023....................                         15,000          14,970
                                     Columbia/HCA Healthcare
                                       Notes, 7 1/4%, 2008..................                         75,000          76,622
                                     Lilly (Eli), Notes:
                                       6 3/4%, 1999.........................                         15,000          15,259
                                       6.57%, 2016..........................                         30,000          28,434
                                                                                                                  __________
                                                                                                                    151,544
                                                                                                                  __________
        INDUSTRIAL-1.6%             Aluminum Co. of America,
                                       Notes, 5 3/4%, 2001..................                         50,000          48,809
                                     American Home Products,
                                       Notes, 7.70%, 2000...................                         50,000          52,144
                                     Bass America,
                                       Notes, 8 1/8%, 2002..................                         15,000          16,111
                                     Bowater,
                                       Deb., 9 3/8%, 2021...................                         10,000          12,049
                                     Browning-Ferris,
                                       Deb., 7.40%, 2035....................                         10,000           9,923
                                     Burlington Resources,
                                       Deb., 6 7/8%, 2026...................                         70,000          65,158
                                     Carnival,
                                       Notes, 7.05%, 2005...................                         15,000          15,268
                                     Caterpillar, Deb:
                                       9 3/8%, 2000.........................                          5,000           5,482
                                       9 3/8%, 2011.........................                         10,000          12,214
                                     Eaton,
                                       Deb., 8.10%, 2022....................                         10,000          10,985
                                     Emerson Electric,
                                       Notes, 6.30%, 2005...................                         35,000          34,151
                                     Illinois Tool Works,
                                       Notes, 5 7/8%, 2000..................                         20,000          19,839
                                     Motorola,
                                       Notes, 7.60%, 2007...................                        100,000         106,044
                                     PPG Industries,
                                       Notes, 7 3/8%, 2016..................                         45,000          45,809
                                     Tenneco,
                                       Deb., 10%, 1998......................                         15,000 (f)      18,338
                                     United Technologies,
                                       Deb., 8 7/8%, 2019...................                          5,000           5,919
                                     WMX Technologies,
                                       Notes, 6 3/8%, 2003..................                         30,000          29,507


DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                      AMOUNT             VALUE
                                                                                                 ______             ______
     INDUSTRIAL (CONTINUED)         Xerox,
                                       Notes, 7.15%, 2004...................                      $  15,000        $ 15,371
                                                                                                                  __________
                                                                                                                     523,121
                                                                                                                  __________
   OIL AND GAS-.6%                  Atlantic Richfield,
                                       Deb., 9%, 2021.......................                         15,000          17,866
                                     Mobil:
                                       Deb., 8 5/8%, 2021...................                         15,000          17,649
                                       Notes, 6 1/2%, 1996..................                         25,000          25,032
                                     Occidental Petroleum,
                                       Sr. Notes, 10 1/8%, 2001.............                         15,000          17,233
                                     Pennzoil, Deb.:
                                       9 5/8%, 1999.........................                         10,000          10,809
                                       10 1/8%, 2009........................                         5,000           6,191
                                     Phillips Petroleum,
                                       Notes, 6.65%, 2003...................                         20,000          19,957
                                     Texaco Capital (Gtd. by Texaco):
                                       Deb.:
                                          9%, 1997..........................                         15,000          15,481
                                          8.65%, 1998.......................                         15,000          15,489
                                          6 7/8%, 2023......................                         25,000          23,364
                                       Notes, 9%, 1999......................                         15,000          16,166
                                                                                                                  __________
                                                                                                                    185,237
                                                                                                                  __________
   PAPER PRODUCTS-.4%               Georgia-Pacific,
                                       Deb., 9 5/8%, 2022...................                         25,000          27,927
                                     International Paper,
                                       Notes, 7 5/8%, 2007..................                         10,000          10,594
                                     James River,
                                       Deb., 9 1/4%, 2021...................                         50,000          57,825
                                     Weyerhaeuser,
                                       Deb., 7.95%, 2025....................                         20,000          21,427
                                                                                                                  __________
                                                                                                                     117,773
                                                                                                                  __________
   PUBLISHING-.2%                    Gannett, Notes:
                                       5 1/4%, 1998.........................                         25,000          24,791
                                       5.85%, 2000..........................                         55,000          54,234
                                                                                                                  __________
                                                                                                                      79,025
                                                                                                                  __________
       RETAIL-.9%                    Dayton Hudson, Deb.:
                                       9 3/4%, 1998.........................                          5,000            5,329
                                       9 1/2%, 2016.........................                          2,000            2,090
                                       8 1/2%, 2022.........................                         20,000           20,557
                                     Dillard Department Stores,
                                       Deb., 8 3/4%, 1998...................                         10,000           10,428
                                     Limited,
                                       Deb., 7 1/2%, 2023...................                         10,000            9,054
                                     Lowes,
                                       Medium-Term Notes, 8.19%, 2022.......                         50,000           53,865

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT            VALUE
                                                                                                    ______           ______
  RETAIL (CONTINUED)                May Department Stores,
                                       Deb., 9 7/8%, 2002...................                      $  15,000         $ 17,479
                                     Penney (J.C.), Deb.:
                                       9.05%, 2001..........................                         50,000           54,680
                                       8 1/4%, 2022.........................                         15,000           15,521
                                       7 1/8%, 2023.........................                         15,000           14,323
                                     Sears, Roebuck,
                                       Deb., 6%, 2000.......................                          5,000            4,943
                                     Wal-Mart Stores:
                                       Deb., 9.10%, 2000....................                         10,000           10,923
                                       Notes:
                                         5 1/2%, 1998.......................                         50,000           49,870
                                         5 7/8%, 2005.......................                         25,000           23,554
                                                                                                                  __________
                                                                                                                     292,616
                                                                                                                  __________
        TELEPHONE AND
          TELEGRAPH-3.2%             AT&T:
                                       Deb.:
                                          5 1/8%, 2001......................                         50,000           47,621
                                          8.35%, 2025.......................                          5,000            5,357
                                       Notes, 7%, 2005......................                         15,000           15,274
                                     Airtouch Communications,
                                       Notes, 7 1/8%, 2001..................                         100,000         102,451
                                     Bellsouth Telecommunications,
                                       Deb., 7%, 2025.......................                         50,000           49,131
                                     GTE,
                                       Deb., 9.10%, 2003....................                         35,000           39,465
                                     General Telephone of California,
                                       First Mortgage, 6 3/4%, 1997.........                         10,000           10,028
                                     Lucent Technologies,
                                       Notes, 6.90%, 2001...................                        130,000          132,777
                                     MCI Communications,
                                       Sr. Notes, 6 1/4%, 1999..............                         75,000           75,314
                                     Michigan Bell Telephone,
                                       Deb., 6 3/8%, 2005...................                         25,000           24,409
                                     New England Telephone & Telegraph,
                                       Deb., 7 3/8%, 2007...................                         10,000           10,151
                                     New Jersey Bell Telephone, Deb.:
                                       6 5/8%, 2008.........................                         30,000           29,371
                                       8%, 2022.............................                         25,000           27,525
                                     New York Telephone:
                                       Deb., 8 5/8%, 2010...................                          5,000            5,715
                                       Mortgage, 7 3/4%, 2006...............                         20,000           20,396
                                     Northern Telecom,
                                       Deb., 8 3/4%, 2001...................                        200,000          218,356
                                     Pacific Bell Telephone, Deb.:
                                       7 3/8%, 2025.........................                         75,000           72,645
                                       7 1/8%, 2026.........................                         10,000            9,792

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT          VALUE
                                                                                                     ______         ______
       TELEPHONE AND
           TELEGRAPH (CONTINUED)     Pacific Telephone & Telegraph,
                                       Deb., 4 5/8%, 1999...................                      $  70,000         $ 67,618
                                     Southwestern Bell Telephone Deb.:
                                       4 1/2%, 1997.........................                         50,000           49,563
                                       7 3/4%, 2009.........................                         10,000           10,199
                                       7 5/8%, 2013.........................                         10,000           10,135
                                     U.S. West Communications,
                                       Deb., 6 7/8%, 2033...................                         25,000           22,719
                                                                                                                  __________
                                                                                                                   1,056,012
                                                                                                                  __________
      TOBACCO-.3%                    American Brands,
                                       Deb., 8 5/8%, 2021...................                          5,000            5,705
                                     Philip Morris,
                                       Deb.:
                                          9 1/4%, 2000......................                         40,000           43,275
                                          6%, 2001..........................                         20,000           19,400
                                          8 3/8%, 2017......................                         15,000           15,395
                                       Notes, 9 1/4%, 1997..................                         30,000           31,000
                                                                                                                  __________
                                                                                                                     114,775
                                                                                                                  __________
     TRANSPORTATION-.2%              Federal Express,
                                       Notes, 9 7/8%, 2002..................                         15,000          17,151
                                     Norfolk Southern,
                                       Deb., 9%, 2021.......................                         10,000          12,044
                                     Ryder System,
                                       Deb., 8 3/4%, 2017...................                         10,000          10,314
                                     Seariver Maritime,
                                       Deb. (Gtd. by Exxon), Zero Coupon, 2012                        5,000           1,733
                                     United Parcel Service,
                                       Deb., 8 3/8%, 2020...................                         10,000          11,441
                                                                                                                  __________
                                                                                                                     52,683
                                                                                                                  __________
     UTILITIES-2.4%                  Alabama Power,
                                       First Mortgage, 6%, 2000.............                         50,000          49,575
                                     Baltimore Gas & Electric,
                                       First and Refunding Mortgage:
                                          7 1/2%, 2007......................                         10,000           10,485
                                          7 1/2%, 2023......................                         40,000           39,329
                                     Carolina Power & Light, First Mortgage:
                                       5 3/8%, 1998.........................                         50,000           49,531
                                       8.20%, 2022..........................                         15,000           15,727
                                     Commonwealth Edison,
                                       Mortgage, 8 1/8%, 2007...............                         10,000           10,045
                                     Consolidated Edison Co. of New York,
                                       Deb., 6 1/4%, 1998...................                         25,000           25,086
                                     Consolidated Natural Gas,
                                       Deb., 5 7/8%, 1998...................                         40,000           39,979



DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                   ______           ______
       UTILITIES (CONTINUED)         Duke Power, First and Refunding Mortgage:
                                       7 1/2%, 1999.........................                      $  50,000       $  51,501
                                       7 3/8%, 2023.........................                         15,000          14,784
                                     Florida Power & Light, First Mortgage:
                                       6 5/8%, 2003.........................                         30,000          29,766
                                       7 3/4%, 2023.........................                         25,000          25,645
                                     Gulf State Utilities,
                                       First Mortgage, 6.41%, 2001..........                         45,000          44,194
                                     Illinois Power,
                                       First Mortgage, 8 3/4%, 2021.........                         15,000          16,203
                                     New York State Electric & Gas,
                                       First Mortgage, 9 7/8%, 2020.........                         10,000          10,816
                                     Pacific Gas & Electric,
                                       Notes, 7.45%, 1998...................                         40,000          41,003
                                     Pennsylvania Power & Light, First Mortgage:
                                       7 1/2%, 2003.........................                         10,000          10,069
                                       6 1/2%, 2005.........................                         20,000          19,405
                                       6.55%, 2006..........................                         25,000          24,211
                                     Potomac Electric & Power,
                                       First Mortgage, 5 7/8%, 2002.........                         10,000           9,648
                                     Public Service Electric & Gas,
                                       First and Refunding Mortgage:
                                           8 3/4%, 1999.....................                         25,000          26,487
                                           6 1/8%, 2002.....................                         20,000          19,491
                                           6 1/2%, 2004.....................                         25,000          24,418
                                     South Carolina Electric & Gas,
                                       Mortgage, 9%, 2006...................                         20,000          22,612
                                     Southern California Gas,
                                       First Mortgage, 7 3/8%, 2023.........                         20,000          19,472
                                     Texas Utilities,
                                       First Mortgage, 8 3/4%, 2023.........                         35,000          37,756
                                     Union Electric, First Mortgage:
                                       5 1/2%, 1997.........................                         50,000          49,977
                                       6 3/4%, 2008.........................                         25,000          24,880
                                     Virginia Electric & Power,
                                       First Mortgage, 7 5/8%, 2007.........                         25,000          26,371
                                     Wisconsin Electric & Power,
                                       First Mortgage, 7.70%, 2027..........                         20,000          20,524
                                                                                                                  __________
                                                                                                                    808,990
                                                                                                                  __________
        OTHER-.1%                    Private Export Funding:
                                       Deb., 9.45%, 12/31/1999..............                          5,000           5,482
                                       Secured Notes (Gtd. by the Export-Import
                                       Bank of the U.S.), 8.40%, 7/31/2001                           30,000          32,600
                                                                                                                  __________
                                                                                                                     38,082
                                                                                                                  __________
                  FOREIGN-3.5%       African Development Bank, Sub. Notes:
                                       7 3/4%, 2001.........................                         15,000          15,883

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT          VALUE
                                                                                                     ______         ______
            FOREIGN (CONTINUED)      African Development Bank, Sub. Notes (continued):
                                       6 7/8%, 2015.........................                      $  85,000        $ 82,333
                                     Canada Government Bonds,
                                       6 3/8%, 2005.........................                         30,000          29,588
                                     Daimler-Benz of North America,
                                       Medium-Term Notes (Gtd. by Daimler-Benz AG),
                                       7 3/8%, 2006.........................                        120,000         124,101
                                     Dresdner Bank-New York,
                                       Sub. Deb., 7 1/4%, 2015..............                         40,000          39,794
                                     European Investment Bank,
                                       Deb., 10 1/8%, 2000..................                         20,000          22,629
                                     Hydro-Quebec, Bonds,
                                       (Gtd. by the Province of Quebec):
                                            8 1/2%, 2029....................                         10,000          11,073
                                            9 3/8%, 2030....................                         20,000          24,202
                                            9 1/2%, 2030....................                         10,000          12,260
                                     KFW International Finance, Deb.:
                                       (Gtd. by the Federal Republic of Germany),
                                            9 1/8%, 2001....................                         10,000          11,081
                                       (Gtd. by KFW),
                                            8%, 2010........................                         35,000          38,629
                                       (Gtd. by Kreditansalt Fuer Wiederaufbau),
                                            9 3/8%, 1998....................                          5,000           5,261
                                     Kingdom of Sweden,
                                       Notes, 6 1/2%, 2003..................                         20,000          20,039
                                     InterAmerican Development Bank,
                                       Deb., 9 1/2%, 1997...................                         15,000          15,514
                                     International Bank for Reconstruction &
                                       Development, Deb., 9 7/8%, 1997......                         15,000          15,545
                                     Italy Government Bonds,
                                       6 7/8%, 2023.........................                         70,000          66,196
                                     Province of Alberta,
                                       Notes, 9.20%, 1997...................                         20,000          20,716
                                     Province of British Columbia:
                                       Bonds, 6 1/2%, 2026..................                         25,000          23,218
                                       Deb., 7%, 2003.......................                         20,000          20,611
                                     Province of Manitoba, Bonds:
                                       9 1/2%, 1998.........................                         5,000           5,321
                                       8.80%, 2020..........................                         10,000          11,787
                                     Province of New Brunswick,
                                       Deb., 6 3/4%, 2013...................                         30,000          29,103
                                     Province of Ontario:
                                       Sr. Deb., 7%, 2005...................                         40,000          40,784
                                       Sr. Unsub. Deb., 7 3/8%, 2003........                         30,000          31,210
                                     Province of Quebec,
                                       Bonds, 9 1/8%, 2000..................                         30,000          32,514
                                     Republic of Finland,
                                       Notes, 6 3/4%, 1997..................                         30,000          30,304

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT          VALUE
                                                                                                     ______          ______
           FOREIGN (CONTINUED)       Republic of Finland (continued),
                                       Bonds, 6.95%, 2026...................                      $  25,000        $ 24,267
                                     Royal Bank of Scotland,
                                       Sub. Notes, 6 3/8%, 2011.............                         60,000          55,725
                                     Santander Finance Issuances,
                                       Unsecured Sub. Notes
                                       (Gtd. by Banco Santander, S.A.),
                                       7 1/4%, 2006.........................                        100,000         101,218
                                     Saskatchewan C.D.A.,
                                       Bonds, 9 1/8%, 2021..................                         10,000          12,056
                                     Swiss Bank-New York,
                                       Sub. Deb., 7%, 2015..................                         70,000          67,670
                                     Tokyo,
                                       Bonds, 10 3/8%, 1997.................                         20,000          20,880
                                     Union Bank of Switzerland-New York,
                                       Sub. Notes, 7 1/4%, 2006.............                         80,000          82,165
                                                                                                                  __________
                                                                                                                  1,143,677
                                                                                                                  __________
       U.S. GOVERNMENT AND
        AGENCIES-71.1%               Federal Farm Credit Banks,
                                       11.90%, 10/20/1997...................                         10,000          10,572
                                     Federal Home Loan Banks:
                                       5.85%, 9/13/1999.....................                        700,000         695,950
                                       8.60%, 1/25/2000.....................                         15,000          16,096
                                     Federal Home Loan Mortgage Corp.:
                                       6.09%, 3/1/2000......................                         40,000          39,781
                                       5.90%, 2/14/2006.....................                        600,000         569,686
                                     Federal National Mortgage Association:
                                       8.20%, 3/10/1998.....................                         30,000          30,946
                                       5.23%, 11/25/1998....................                        205,000         202,533
                                       5.30%, 12/10/1998....................                        200,000         197,767
                                       9.55%, 3/10/1999.....................                         30,000          32,355
                                       8.70%, 6/10/1999.....................                         15,000          15,975
                                       8.45%, 7/12/1999.....................                         15,000          15,907
                                       8.35%, 11/10/1999....................                         25,000          26,578
                                       6.20%, 7/10/2003.....................                         90,000          87,831
                                       6.85%, 4/5/2004......................                        145,000         147,883
                                       7.40%, 7/1/2004......................                        450,000         473,282
                                       5.875%, 2/2/2006.....................                        125,000         118,493
                                     Financing Corp., Bonds:
                                       9.65%, 11/2/2018.....................                         10,000          12,889
                                       8.60%, 9/26/2019.....................                         40,000          47,119
                                     Resolution Funding, Bonds:
                                       8 1/8%, 10/15/2019...................                         75,000          85,600
                                       8 7/8%, 7/15/2020....................                         75,000          91,707
                                       8 5/8%, 1/15/2030....................                         15,000          17,979

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                          AMOUNT          VALUE
                                                                                                     ______          ______
     U.S. GOVERNMENT AND
       AGENCIES (CONTINUED)          Tennessee Valley Authority:
                                       Deb.:
                                          8 3/8%, 10/1/1999.................                      $  15,000       $  15,932
                                         7.85%, 6/15/2044...................                         10,000          10,139
                                       Global Bonds, 6 3/4%, 11/1/2025......                         60,000          57,932
                                     U.S. Treasury Bonds:
                                       11 3/4%, 2/15/2001...................                        155,000         187,816
                                       15 3/4%, 11/15/2001..................                         15,000          21,213
                                       14 1/4%, 2/15/2002...................                         70,000          95,473
                                       10 3/4%, 2/15/2003...................                         30,000          37,027
                                       10 3/4%, 5/15/2003...................                        115,000         142,636
                                       11 1/8%, 8/15/2003...................                        135,000         171,028
                                       11 7/8%, 11/15/2003..................                         10,000          13,158
                                       12 3/8%, 5/15/2004...................                        135,000         183,727
                                       10 3/4%, 8/15/2005...................                        465,000         600,867
                                       7 5/8%, 2/15/2007....................                         60,000          63,244
                                       8 3/8%, 8/15/2008....................                         75,000          83,227
                                       8 3/4%, 11/15/2008...................                        150,000         169,547
                                       12 3/4%, 11/15/2010..................                         75,000         107,057
                                       14%, 11/15/2011......................                         30,000          46,528
                                       12%, 8/15/2013.......................                         45,000          64,807
                                       12 1/2%, 8/15/2014...................                         40,000          60,194
                                       11 1/4%, 2/15/2015...................                         25,000          37,074
                                       7 1/4%, 5/15/2016....................                        110,000         116,428
                                       8 3/4%, 5/15/2017....................                        300,000         367,219
                                       8 7/8%, 8/15/2017....................                        215,000         266,331
                                       8 7/8%, 2/15/2019....................                        140,000         174,212
                                       8 1/8%, 8/15/2019....................                        175,000         202,808
                                       8 1/2%, 2/15/2020....................                        225,000         270,809
                                       8 3/4%, 5/15/2020....................                        630,000         777,361
                                       8 3/4%, 8/15/2020....................                        410,000         506,286
                                       7 7/8%, 2/15/2021....................                        130,000         147,266
                                       8 1/8%, 8/15/2021....................                        150,000         174,539
                                       8%, 11/15/2021.......................                        180,000         206,859
                                       7 1/8%, 2/15/2023....................                      1,750,000       1,830,938
                                       6 1/4%, 8/15/2023....................                        315,000         296,002
                                     U.S. Treasury Notes:
                                       8 7/8%, 11/15/1997...................                      1,250,000       1,291,406
                                       6%, 12/31/1997.......................                         20,000          20,097
                                       8 1/8%, 2/15/1998....................                        275,000         283,335
                                       5 1/8%, 2/28/1998....................                        325,000         322,867
                                       5 1/8%, 3/31/1998....................                        150,000         148,992
                                       7 7/8%, 4/15/1998....................                        270,000         278,269
                                       5 1/8%, 4/30/1998....................                      1,280,000       1,270,700

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT          VALUE
                                                                                                     ______          ______
       U.S. GOVERNMENT AND
          AGENCIES (CONTINUED)      U.S. Treasury Notes (continued):
                                       5 3/8%, 5/31/1998....................                       $ 410,000       $ 408,142
                                       4 3/4%, 8/31/1998....................                         180,000         176,991
                                       8 7/8%, 11/15/1998...................                       1,410,000       1,493,058
                                       5 1/8%, 11/30/1998...................                         200,000         197,531
                                       5 1/8%, 12/31/1998...................                         285,000         281,304
                                       6 3/8%, 1/15/1999....................                         100,000         101,219
                                       5 1/2%, 2/28/1999....................                          30,000          29,798
                                       5 7/8%, 3/31/1999....................                         205,000         205,304
                                       7%, 4/15/1999........................                         200,000         205,359
                                       6 3/4%, 5/31/1999....................                          20,000          20,423
                                       6 7/8%, 7/31/1999....................                          80,000          81,969
                                       8%, 8/15/1999........................                          30,000          31,600
                                       7 1/8%, 9/30/1999....................                         520,000         536,818
                                       7 7/8%, 11/15/1999...................                          50,000          52,687
                                       7 3/4%, 12/31/1999...................                          20,000          21,028
                                       6 3/8%, 1/15/2000....................                         100,000         101,285
                                       7 3/4%, 1/31/2000....................                         410,000         431,525
                                       5 1/2%, 4/15/2000....................                          20,000          19,709
                                       6 7/8%, 3/31/2000....................                         305,000         313,482
                                       6 1/8%, 7/31/2000....................                         455,000         456,848
                                       8 3/4%, 8/15/2000....................                          80,000          87,325
                                       6 1/4%, 8/31/2000....................                         410,000         413,267
                                       8 1/2%, 11/15/2000...................                           5,000           5,438
                                       7 3/4%, 2/15/2001....................                         450,000         478,547
                                       8%, 5/15/2001........................                         160,000         172,200
                                       6 1/2%, 5/31/2001....................                         300,000         305,015
                                       7 7/8%, 8/15/2001....................                         590,000         633,236
                                       7 1/2%, 11/15/2001...................                         250,000         264,883
                                       7 1/2%, 5/15/2002....................                         780,000         830,091
                                       6 1/4%, 2/15/2003....................                          30,000          30,117
                                       5 3/4%, 8/15/2003....................                         280,000         272,781
                                       7 1/4%, 5/15/2004....................                         225,000         238,113
                                       7 7/8%, 11/15/2004...................                         400,000         439,125
                                       6 1/2%, 8/15/2005....................                         130,000         131,401
                                                                                                                  __________
                                                                                                                  23,525,898
                                                                                                                  __________
                                       TOTAL BONDS AND NOTES
                                       .... (cost $31,340,047)                                                   $31,978,618
                                                                                                                 ============

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-.9%                                                                          AMOUNT          VALUE
                                                                                                    ______          ______
            REPURCHASE AGREEMENT;    Goldman, Sachs & Co. Tri-Party
                                       Repurchase Agreement, 5 1/2%
                                       dated 10/31/1996, due 11/1/1996 in the amount
                                       of $300,913 (fully collateralized by
                                       $306,000 U.S. Treasury Notes, 5%, 1/31/1998,
                                       value $307,530)
                                       (cost $300,868)......................                       $ 300,868      $  300,868
                                                                                                                 ============
TOTAL INVESTMENTS (cost $31,640,915)........................................                           97.6%     $32,279,486
                                                                                                    ========     ============
CASH AND RECIEVABLES (NET)..................................................                            2.4%      $  787,177
                                                                                                    ========     ============
NET ASSETS..................................................................                         100.0%      $33,066,663
                                                                                                    ========     ============

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/15/2010.
    (b) Reflects date security can be redeemed at holders' option; the stated maturity date is 4/1/2000.
    (c) Reflects date security can be redeemed at holders' option; the stated maturity date is 5/15/2008.
    (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/15/2008.
    (e) Reflects date security can be redeemed at holders' option; the stated maturity date is 11/1/2005.
    (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 3/15/2008.




SEE NOTES TO FINANCIAL STATMENTS.

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         OCTOBER 31, 1996
                                                                                                  COST                 VALUE
                                                                                               __________            __________
ASSETS:                          Investments in securities-See Statement of Investments       $31,640,915           $32,279,486
                                 Cash.......................................                                             92,445
                                 Interest receivable........................                                            633,884
                                 Receivable for investment securities sold..                                             72,337
                                                                                                                   ____________
                                                                                                                     33,078,152
                                                                                                                   ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           11,043
                                 Other liabilities..........................                                                446
                                                                                                                   ____________
                                                                                                                         11,489
                                                                                                                   ____________
NET ASSETS..................................................................                                        $33,066,663
                                                                                                                   =============
REPRESENTED BY:                  Paid-in capital............................                                         $32,450,176
                                 Accumulated net realized gain (loss) on investments                                  (22,084)
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments-Note 3                                                              638,571
                                                                                                                   ____________
NET ASSETS.................................................................                                         $33,066,663
                                                                                                                   =============

                                                             NET ASSET VALUE PER SHARE
                                                            ___________________________

                                                                                               INSTITUTIONAL         RETAIL
                                                                                                  SHARES             SHARES
                                                                                              _____________      _____________
Net Assets..................................................................                     $80,277           $32,986,386
Shares Outstanding..........................................................                       8,205             3,366,385
NET ASSET VALUE PER SHARE...................................................                       $9.78                 $9.80
                                                                                                 =======               ========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF OPERATIONS                                                                             YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $1,113,865
EXPENSES:                        Management fee-Note 2(a)...................                    $  69,108
                                 Distribution fee (Institutional shares)-Note 2(b)                    436
                                 Directors' fees and expenses-Note 2(c).....                          314
                                                                                               ___________
                                     TOTAL EXPENSES.........................                                            69,858
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                         1,044,007
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                    $  61,620
                                 Net unrealized appreciation (depreciation) on investments        403,761
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            465,381
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,509,388
                                                                                                                  =============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED              YEAR ENDED
                                                                                    OCTOBER 31, 1996*        OCTOBER 31, 1995
                                                                                   __________________        ________________
OPERATIONS:
    Investment income-net.....................................                         $  1,044,007           $     402,998
    Net realized gain (loss) on investments............................                      61,620                 (14,771)
    Net unrealized appreciation (depreciation) on investments..........                     403,761                 591,368
                                                                                   __________________        ________________
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,509,388                 979,595
                                                                                   __________________        ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Institutional shares.............................................                    (10,116)                  (8,778)
      Retail shares....................................................                 (1,033,891)                (394,220)
                                                                                   __________________        ________________
          TOTAL DIVIDENDS..............................................                 (1,044,007)                (402,998)
                                                                                   __________________        ________________
CAPITAL STOCK TRANSACTIONS-NOTE 5:
    Net proceeds from shares sold:
      Institutional shares.............................................                     124,870                  853,158
      Retail shares....................................................                  30,960,062                4,460,744
    Dividends reinvested:
      Institutional shares.............................................                       8,203                    6,274
      Retail shares....................................................                     966,638                  356,355
    Cost of shares redeemed:
      Institutional shares.............................................                   (253,704)                (705,375)
      Retail shares....................................................                 (6,235,512)              (3,019,117)
                                                                                   __________________        ________________
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS              25,570,557                1,952,039
                                                                                   __________________        ________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS....................                  26,035,938                2,528,636
NET ASSETS:
    Beginning of Period................................................                   7,030,725               4,502,089
                                                                                   __________________        ________________
    End of Period......................................................                $33,066,663             $  7,030,725
                                                                                  =================       ==================
CAPITAL SHARE TRANSACTIONS-NOTE 5:
                                                                                         SHARES                  SHARES
                                                                                   __________________        ________________
    INSTITUTIONAL SHARES
    __________
    Shares sold........................................................                      12,838                   88,106
    Shares issued for dividends reinvested.............................                        837                      651
    Shares redeemed....................................................                    (26,266)                 (72,136)
                                                                                   __________________        ________________
          NET INCREASE (DECREASE) IN SHARES OUTSTANDING................                    (12,591)                  16,621
                                                                                  =================       ==================
    RETAIL SHARES
    _______
    Shares sold........................................................                   3,224,629                 481,015
    Shares issued for dividends reinvested.............................                      99,840                  37,460
    Shares redeemed....................................................                   (644,895)                (319,718)
                                                                                   __________________        ________________
          NET INCREASE (DECREASE) IN SHARES OUTSTANDING................                   2,679,574                 198,757
                                                                                  =================       ==================

*Effective July 15, 1996, Investor Class shares were redesignated as
Institutional shares and Class R shares were redesignated as Retail shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                              INSTITUTIONAL SHARES
                                                                                       ___________________________________
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       ___________________________________
PER SHARE DATA:                                                                          1996(1)        1995      1994(2)(3)
                                                                                       _______         _______     ______
    Net asset value, beginning of period..................................              $  9.93       $  9.15     $  9.44
                                                                                       _________       _______     ______
    INVESTMENT OPERATIONS:
    Investment income-net.................................................                 .57            .55         .24
    Net realized and unrealized gain (loss)
      on investments......................................................                (.15)           .78        (.28)
                                                                                       _________       _______     ______
    TOTAL FROM INVESTMENT OPERATIONS......................................                 .42          1.33        (.04)
                                                                                       _________       _______     ______
    DISTRIBUTIONS:
    Dividends from investment income-net..................................                (.57)        (.55)        (.25)
                                                                                       _________       _______     ______
    Net asset value, end of period........................................              $  9.78       $  9.93     $  9.15
                                                                                       =========      ========    ========
TOTAL INVESTMENT RETURN...................................................                4.36%        15.01%       (.46%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 .65%          .65%       .65%(4)
    Ratio of net investment income
      to average net assets...............................................                5.80%         5.77%      4.81%(4)
    Portfolio Turnover Rate...............................................               42.65%        40.16%      188.00%
    Net Assets, end of period (000's Omitted).............................                  $80         $207          $38
(1)    Effective July 15, 1996, Investor Class shares were redesignated as
 Institutional shares.
(2)    The Fund commenced selling Investor shares on April 28, 1994.
(3)    Effective October 17, 1994, The Dreyfus Corporation served as the
Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(4)    Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                    RETAIL SHARES
                                                                                       ___________________________________
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       ___________________________________
PER SHARE DATA:                                                                          1996(1)        1995      1994(2)(3)
                                                                                       _______         _______     ______
    Net asset value, beginning of period..................................             $  9.94       $  9.15       $10.00
                                                                                       _______         _______     ______
    INVESTMENT OPERATIONS:
    Investment income-net.................................................                .59            .58           .49(4)
    Net realized and unrealized gain (loss)
      on investments......................................................               (.14)           .79         (.85)
                                                                                       _______         _______     ______
    TOTAL FROM INVESTMENT OPERATIONS......................................                .45           1.37         (.36)
                                                                                       _______         _______     ______
    DISTRIBUTIONS:
    Dividends from investment income-net..................................               (.59)          (.58)        (.49)
                                                                                       _______         _______     ______
    Net asset value, end of period........................................             $  9.80        $  9.94      $  9.15
                                                                                       =========      ========    ========
TOTAL INVESTMENT RETURN...................................................              4.69%         15.41%        (3.68%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................              .40%            .40%        .40%(5)(6)
    Ratio of net investment income
      to average net assets...............................................             6.02%           6.10%        5.05%(5)
    Portfolio Turnover Rate...............................................            42.65%          40.16%        188.00%
    Net Assets, end of period (000's Omitted)...........................             $32,986          $6,824         $4,464

(1)  Effective July 15, 1996, Class R shares were redesignated as
 Retail shares.
(2) Effective October 17, 1994, The Dreyfus Corporation served as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(3) The Fund commenced operations on November 30, 1993. On April 28, 1994 the Fund began selling Investor shares and the shares existing prior to April 28, 1994 were designated Trust shares. Effective October 17, 1994 the Fund's Trust shares were redesignated Class R shares.
(4) Net investment income before reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was $.39 per share.
(5)  Annualized.
(6) Annualized expense ratio before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was 1.41%.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BOND MARKET INDEX FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Bond Market Index Fund (the "Fund"). The Fund's investment objective is to seek to replicate the total return of the Lehman Brothers Government/Corporate Bond Index. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 150 million of $.001 par value Capital Stock. The Fund is currently authorized to issue two classes of shares: Institutional (50 million shares authorized) and Retail (100 million shares authorized). Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor and Retail shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investment, is recognized on the accrual basis.
    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the
DREYFUS BOND MARKET INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $22,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $7,000 of the carryover expires in fiscal 2002 and $15,000 of the carryover expires in fiscal 2003.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .40% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) DISTRIBUTION PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Investor shares was $436.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) DIRECTORS' FEES: Each director who is not an "interest person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Fund, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives and annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

DREYFUS BOND MARKET INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $31,806,851 and $7,025,347, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $638,571, consisting of $660,023 gross unrealized appreciation and $21,452 gross unrealized depreciation.
    At October 31, 1996, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 5-ACQUISITION OF COMMON TRUST ASSETS:
    On May 10, 1996, the Fund acquired a portion of the assets of the EB MBA Government and Corporate Bond Index Fund, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 1,788,594 Retail shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $17,134,730 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.


DREYFUS BOND MARKET INDEX FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.
                          [KPMG Peat Marwick LLP signature logo]
New York, New York
December 9, 1996

[Dreyfus lion "d" logo]
DREYFUS BOND MARKET
INDEX FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                       310/710AR9610
[Dreyfus logo]
Bond Market
Index Fund
Annual Report
October 31, 1996

Dreyfus
Disciplined Midcap
Stock Fund
Annual Report

October 31, 1996

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this annual report on The Dreyfus Disciplined Midcap Stock Fund. For the twelve months ended October 31, 1996, your Fund provided a total return of 26.61% and 26.29% for its Retail shares and Institutional shares, respectively.* This compared to a total return of 17.35% for the Fund's benchmark, the Standard & Poor's 400 MidCap Index, for the same period.**

    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and the Fund's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor. Institutional shares are sold primarily through financial intermediaries.

ECONOMIC ENVIRONMENT
Economy Still Growing, Not Booming

    The past few months have brought fresh evidence of a slowing, yet still growing, U.S. economy. Real Gross Domestic Product (GDP) rose 4.7% in the second quarter of 1996, tapering to 2.2% in the third quarter. Total final sales nearly ground to a halt over the summer, and not in just a few areas. Retailing results had been edging lower for several months and during the third quarter, consumer spending rose at its weakest pace in five years. Construction and exporting activity also moved ahead more tentatively in recent months than they had during the first half of 1996. Sales of existing homes were off too, declining a larger-than-expected 2.9% in September for the fourth consecutive monthly loss. On the other hand, September's new-home sales dropped a scant 0.5% and remain near a ten-year high. Factory orders for big-ticket items also rebounded in September, rising 4.6 percent for the biggest gain in almost four years. On the job front, unemployment reached a 7-year low of 5.1%.

Federal Reserve Board Watches and Waits

    Despite a long, strong cycle of economic growth, rising wage pressures, and a great deal of market concern to the contrary, inflation so far remains tame. Consequently, the Federal Reserve Board (the "Fed") did not raise short-term interest rates at its September meeting--although many analysts and investors had been convinced a hike was in the offing. They cited mixed economic signals and, in some cases, conflicting statements from Fed officials themselves as evidence supporting their expectations for higher rates. Nonetheless, the Fed maintained the hands-off monetary policy it has been pursuing since early in 1996, trusting that the economy would slow enough to dampen any inflationary forces that might be building.

MARKET ENVIRONMENT

    As your Fund completed its fiscal year on October 31, 1996, the stock market continued its upward climb.

    The most important factor influencing the market's rise has been the combination of economic growth and extremely low inflation. Amid this positive environment, corporate earnings have continued to grow, albeit at a slower pace in recent months than they had earlier in the year.

    This is not to say that all has been roses. The stock market did suffer a rather significant correction in July as particularly strong economic data and concern about the future earnings potential of the high-flying technology sector created a downdraft on stock prices.

    Fortunately, the correction was very short-lived--about two to three weeks--as more tepid economic news and reasonably solid second-quarter corporate earnings put the market back on solid footing. In fact, most major broad-based indices reached all-time highs in recent months.

PORTFOLIO OVERVIEW

    During the annual period ended October 31, 1996, the investment strategy that has guided the Fund since inception rewarded shareholders with exceptional returns once again. That strategy relies on in-depth research and a proprietary stock selection model to build a diversified portfolio of individual stocks which seeks to outperform the Standard & Poor's 400 MidCap Index under current market conditions.

    In the most recent annual period, the Fund benefited from several takeover situations in which stocks in the portfolio rose substantially in value after the companies issuing them were purchased by other firms. In each case, we later sold the holding at a substantial profit to the Fund. It was our dedicated research and stock evaluation system that identified these stocks, and their subsequent takeover confirms our initial assessment of them as particularly attractive players in each of their industries. These takeover stocks included: First Interstate Bancorp, purchased by Wells Fargo Bank; electronic defense company Loral Corporation, purchased by Lockheed Martin; Medisense, bought by Abbott Laboratories; electric utility Portland General, bought by Enron; and networking equipment maker Stratacom, purchased by Cisco Systems.

    In addition to these takeover stocks, other top-performing holdings still in the portfolio include: Cytec Industries, Dell Computer, BMC Software, Veritas Software, and Cardinal Health.

    The current climate of moderate economic growth and low inflation bodes well for midcap stocks. We will continue to focus on building a diversified portfolio of stocks from companies with positive earnings momentum.

                                            Sincerely,




                                            John R. O'Toole
                                            Portfolio Manager

November 12, 1996
New York, N.Y.


 *Total return includes reinvestment of dividends and capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 400 MidCap Index is a broad-based index of 400 companies and is a widely accepted, unmanaged index of medium-cap stock market performance.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1996

Common Stocks--99.0%                                                                              Shares          Value
-------------------------------------------------------------------------------------------    ------------    -----------
        Basic Industries--7.5%    ABT Building Products....................................        3,700(a)    $    77,700
                                  ACX Technologies.........................................        4,000(a)         71,000
                                  Centex Construction Products.............................        1,400            21,875
                                  Cytec Industries.........................................        5,400(a)        193,050
                                  Eastman Chemical.........................................        1,700            89,675
                                  Fort Howard..............................................        5,100(a)        130,688
                                  Lennar...................................................        5,100           113,475
                                  Lubrizol.................................................        5,300           157,675
                                  Morton International.....................................        3,000           118,125
                                  Owens-Illinois...........................................        6,000(a)         93,000
                                  Rohm & Haas..............................................        2,200           157,025
                                  Sigma-Aldrich............................................        3,100           182,125
                                                                                                               -----------
                                                                                                                 1,405,413
                                                                                                               -----------

       Business Services--8.8%    AccuStaff................................................        5,400(a)        144,450
                                  Apollo Group, Cl. A......................................        5,400(a)        148,500
                                  BISYS Group..............................................        2,200(a)         81,950
                                  BMC Software.............................................        2,400(a)        199,200
                                  COREStaff................................................        2,400(a)         61,200
                                  Cadence Design System....................................        6,900(a)        251,850
                                  Equifax..................................................        5,500           163,625
                                  Gartner Group, Cl. A.....................................        4,900(a)        150,675
                                  HealthCare COMPARE.......................................        3,100(a)        136,400
                                  Physician Computer Network...............................        8,400(a)         75,075
                                  Veritas Software.........................................        4,800(a)        242,400
                                                                                                               -----------
                                                                                                                 1,655,325
                                                                                                               -----------

       Capital Spending--16.6%    Altera...................................................        2,000(a)        124,000
                                  Applied Materials........................................        3,100(a)         81,956
                                  Augat....................................................        4,400           121,000
                                  Blyth Industries.........................................        1,000(a)         38,875
                                  Cabletron Systems........................................        1,700(a)        106,038
                                  Case.....................................................        3,000           139,500
                                  Cummins Engine...........................................        2,000            83,250
                                  Danaher..................................................        4,300           175,762
                                  Dell Computer............................................        3,900(a)        317,363
                                  General Dynamics.........................................        1,100            75,487
                                  Global Industrial Technologies...........................        8,300(a)        154,587
                                  Hubbell, Cl. B...........................................        3,100           126,713
                                  Johnson Controls.........................................        1,800           131,400
                                  Komag....................................................        4,400(a)        121,550
                                  Maxim Integrated Products................................        6,700(a)        234,500
                                  Novellus Systems.........................................        1,800(a)         74,250
                                  Raychem..................................................        2,800           218,750
                                  SCI Systems..............................................        1,700(a)         84,575
                                  Sun Microsystems.........................................        1,900(a)        115,900
                                  3Com.....................................................        2,000(a)        135,250

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1996

Common Stocks (continued)                                                                         Shares          Value
-------------------------------------------------------------------------------------------    ------------    -----------
  Capital Spending (continued)    Tellabs..................................................        2,700(a)    $   229,838
                                  Timken...................................................        3,000           133,875
                                  Waters...................................................        3,300(a)        102,300
                                                                                                               -----------
                                                                                                                 3,126,719
                                                                                                               -----------

      Consumer Cyclical--15.9%    Applebee's International.................................        2,900            70,688
                                  Brunswick................................................        5,900           138,650
                                  Callaway Golf............................................        5,400           165,375
                                  Carson Pirie Scott.......................................        3,100(a)         77,112
                                  HFS......................................................        3,600(a)        263,700
                                  Harley-Davidson..........................................        2,500           112,813
                                  Harte-Hanks Communications...............................        4,400           113,850
                                  IHOP.....................................................        3,400(a)         74,800
                                  King World Productions...................................        1,500(a)         54,000
                                  Lear.....................................................          900(a)         33,300
                                  Leggett & Platt..........................................        6,100           182,237
                                  Longs Drug Stores........................................        4,000           179,500
                                  Marriott International...................................        2,300           130,813
                                  Mercantile Stores........................................        2,700           133,987
                                  National Education.......................................        9,300(a)        151,125
                                  Nautica Enterprises......................................        3,600(a)        110,700
                                  Ross Stores..............................................        4,200           174,300
                                  Schein (Henry)...........................................        4,800(a)        190,800
                                  Smith (A.O.).............................................        1,300            34,125
                                  Sports Authority.........................................        3,050(a)         73,963
                                  TJX Cos..................................................        5,100           204,000
                                  TSX......................................................        4,500(a)         46,687
                                  V.F. ....................................................        1,200            78,450
                                  Vons Cos.................................................        2,600(a)        143,975
                                  Washington Post, Cl. B...................................          200            65,800
                                                                                                               -----------
                                                                                                                 3,004,750
                                                                                                               -----------

        Consumer Staples--4.8%    Alberto-Culver, Cl. B....................................        1,900            86,925
                                  Chiquita Brands International............................        9,600           120,000
                                  DEKALB Genetics, Cl. B...................................        4,100           161,950
                                  First Brands.............................................        5,600           158,900
                                  IBP......................................................        3,600            90,000
                                  Interstate Bakeries......................................        3,600           152,550
                                  Ionics...................................................        3,000(a)        138,000
                                                                                                               -----------
                                                                                                                   908,325
                                                                                                               -----------

                  Energy--7.9%    Brooklyn Union Gas.......................................        4,600           133,400
                                  Chesapeake Energy........................................        3,450(a)        200,963
                                  Helmerich & Payne........................................        2,800           151,550
                                  National Fuel Gas........................................        4,400           163,900
                                  Reading & Bates..........................................        7,500(a)        215,625
                                  Smith International......................................        5,500(a)        209,000


Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1996

Common Stocks (continued)                                                                         Shares          Value
-------------------------------------------------------------------------------------------    ------------    -----------
            Energy (continued)    Tosco....................................................        2,300       $   129,087
                                  Valero Energy............................................        2,700            64,125
                                  Williams Cos.............................................        4,100           214,225
                                                                                                               -----------
                                                                                                                 1,481,875
                                                                                                               -----------

              Financial--13.9%    ADVANTA, Cl. A...........................................        1,000            48,313
                                  American Bankers Insurance Group.........................        3,900           187,200
                                  American National Insurance..............................        1,600           104,800
                                  Bancorp Hawaii...........................................        4,300           170,388
                                  Barnett Banks............................................        5,800           221,125
                                  Bear Stearns Cos.........................................        5,100           120,488
                                  Castle & Cooke...........................................          700(a)         10,762
                                  City National............................................       11,000           192,500
                                  Commercial Federal.......................................        3,600           150,750
                                  Cullen Frost Bankers.....................................        4,600           138,287
                                  Donaldson, Lufkin & Jenrette.............................        3,200           102,800
                                  Lehman Brothers Holdings.................................        4,800           120,600
                                  Life Re..................................................        3,500           128,187
                                  Old Republic International...............................        4,700           116,325
                                  SouthTrust...............................................        5,900           195,437
                                  State Street Boston......................................        3,200           202,800
                                  T. Rowe Price Associates.................................        3,600           122,850
                                  Union Planters...........................................        5,200           180,700
                                  Vesta Insurance Group....................................        4,200           107,625
                                                                                                               -----------
                                                                                                                 2,621,937
                                                                                                               -----------

             Health Care--8.3%    Ballard Medical Products.................................        7,900           139,238
                                  Becton, Dickinson........................................        2,400           104,400
                                  Biogen...................................................        1,300(a)         96,850
                                  Cardinal Health..........................................        1,800           141,300
                                  Elan ADS.................................................        5,200(a)        144,300
                                  Guidant..................................................        2,700           124,538
                                  Jones Medical Industries.................................        2,200            95,700
                                  Medtronic................................................        2,400           154,500
                                  Oxford Health Plans......................................        2,400(a)        109,200
                                  Physician Sales & Services...............................        3,800(a)         80,750
                                  Sofamor/Danek Group......................................        4,900(a)        134,750
                                  TheraTech................................................       11,800(a)        130,537
                                  Watson Pharmaceuticals...................................        3,100(a)        103,462
                                                                                                               -----------
                                                                                                                 1,559,525
                                                                                                               -----------

        Mining And Metals--.7%    Alumax...................................................        1,100(a)        35,337
                                  Ashland Coal.............................................        1,100           25,988
                                  Cleveland-Cliffs.........................................        1,100           45,100
                                  Cyprus Amax Minerals.....................................        1,200           27,150
                                                                                                               -----------
                                                                                                                  133,575
                                                                                                               -----------

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1996

Common Stocks (continued)                                                                         Shares          Value
-------------------------------------------------------------------------------------------    -----------     -----------

          Transportation--1.5%    Comair Holdings..........................................        5,400       $   108,675
                                  Illinois Central.........................................        5,500           178,063
                                                                                                               -----------
                                                                                                                   286,738
                                                                                                               -----------

              Utilities--13.1%    AES......................................................        6,000(a)        263,250
                                  Baltimore Gas & Electric.................................        6,900           188,025
                                  Boston Edison............................................        8,400           201,600
                                  Century Telephone Enterprises............................       10,900           350,162
                                  Commonwealth Energy Systems..............................       10,700           256,800
                                  DQE......................................................        5,900           169,625
                                  GPU......................................................        8,000           263,000
                                  Illinova.................................................        7,300           198,925
                                  PECO Energy..............................................        5,000           126,250
                                  Pinnacle West Capital....................................        6,700           206,862
                                  Transaction Network Services.............................        3,500(a)         47,688
                                  United States Cellular...................................        7,000(a)        205,625
                                                                                                               -----------
                                                                                                                 2,477,812
                                                                                                               -----------
                                  TOTAL COMMON STOCKS
                                    (cost $15,772,460).....................................                    $18,661,994
                                                                                                               -----------
                                                                                                               -----------
                                                                                              Principal
Repurchase Agreement--5.3%                                                                      Amount
------------------------------------------------------------------------------------------   -----------
                                  Goldman, Sachs & Company Tri-Party Repurchase
                                    Agreement, 5.55% dated 10/31/96 to be
                                    repurchased at $1,000,154 on 11/1/96,
                                    collateralized by $1,016,000 U.S. Treasury
                                    Notes, 5% due 1/31/98
                                    (cost $1,000,000)......................................  $ 1,000,000       $ 1,000,000
                                                                                                               -----------
                                                                                                               -----------

TOTAL INVESTMENTS (cost $16,772,460).......................................................       104.3%       $19,661,994
                                                                                                  ------       -----------
                                                                                                  ------       -----------

LIABILITIES, LESS CASH AND RECEIVABLES.....................................................        (4.3%)      $  (813,322)
                                                                                                  ------       -----------
                                                                                                  ------       -----------

NET ASSETS.................................................................................       100.0%       $18,848,672
                                                                                                  ------       -----------
                                                                                                  ------       -----------



Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Non-income producing.


See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1996

                                                                                                     Cost               Value
                                                                                                  -----------        -----------
ASSETS:                      Investments in securities--See Statement of Investments......        $16,772,460        $19,661,994
                             Dividends and interest receivable............................                                21,650
                             Receivable from subscriptions to Capital Stock...............                                 2,000
                                                                                                                     -----------
                                                                                                                      19,685,644
                                                                                                                     -----------
LIABILITIES:                 Due to The Dreyfus Corporation and affiliates................                                18,032
                             Due to Distributor...........................................                                    25
                             Cash overdraft due to Custodian..............................                               413,490
                             Payable for shares of Capital Stock redeemed.................                               225,265
                             Payable for investment securities purchased..................                               180,149
                             Directors' fee payable.......................................                                    11
                                                                                                                     -----------
                                                                                                                         836,972
                                                                                                                     -----------
NET ASSETS................................................................................                           $18,848,672
                                                                                                                     -----------
                                                                                                                     -----------
REPRESENTED BY:              Paid-in capital..............................................                           $13,182,825
                             Accumulated undistributed investment income--net.............                                15,894
                             Accumulated net realized gain (loss) on investments..........                             2,760,419
                             Accumulated net unrealized appreciation (depreciation)
                                 on investments--Note 3...................................                             2,889,534
                                                                                                                     -----------
NET ASSETS................................................................................                           $18,848,672
                                                                                                                     -----------
                                                                                                                     -----------

                                                 NET ASSET VALUE PER SHARE

                                                                                                 Institutional         Retail
                                                                                                     Shares            Shares
                                                                                                  -----------        -----------
Net Assets................................................................................        $ 3,205,258        $15,643,414
Shares Outstanding........................................................................            223,212          1,089,303
NET ASSET VALUE PER SHARE.................................................................             $14.36             $14.36
                                                                                                       ------             ------
                                                                                                       ------             ------

See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Operations                            Year Ended October 31, 1996

INVESTMENT INCOME
INCOME:                      Cash dividends...............................................        $   204,398
                             Interest.....................................................             36,560
                                                                                                  -----------
                                     Total Income.........................................                            $  240,958

EXPENSES:                    Management fee--Note 2(a)....................................            159,095
                             Distribution fees (Institutional shares)--Note 2(b)..........             10,009
                             Directors' fees and expenses--Note 2(c)......................                529
                                                                                                  -----------
                                     Total Expenses.......................................                               169,633
                                                                                                                     -----------

INVESTMENT INCOME--NET....................................................................                                71,325
                                                                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                             Net realized gain (loss) on investments......................        $ 2,740,862
                             Net realized gain (loss) on financial futures................             21,770
                                                                                                  -----------
                                 Net Realized Gain (Loss).................................                             2,762,632
                             Net unrealized appreciation (depreciation) on investments....                               580,279
                                                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................................                             3,342,911
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                           $ 3,414,236
                                                                                                                     -----------
                                                                                                                     -----------

See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                               Year Ended          Year Ended
                                                                                            October 31, 1996*   October 31, 1995
                                                                                            -----------------   ----------------
OPERATIONS:
    Investment income--net...............................................................     $     71,325        $    178,367
    Net realized gain (loss) on investments..............................................        2,762,632           1,357,909
    Net unrealized appreciation (depreciation) on investments............................          580,279           1,977,353
                                                                                              ------------        ------------
            Net Increase (Decrease) in Net Assets Resulting from Operations..............        3,414,236           3,513,629
                                                                                              ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
        Institutional shares.............................................................          (13,773)             (4,227)
        Retail shares....................................................................          (71,135)           (194,302)
    Net realized gain on investments:
        Institutional shares.............................................................          (82,775)            --
        Retail shares....................................................................         (513,426)            --
                                                                                              ------------        ------------
            Total Dividends..............................................................         (681,109)           (198,529)
                                                                                              ------------        ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Institutional shares.............................................................       10,484,621           1,469,329
        Retail shares....................................................................       14,547,685           7,089,344
    Dividends reinvested:
        Institutional shares.............................................................           94,778               3,676
        Retail shares....................................................................          560,917             187,481
    Cost of shares redeemed:
        Institutional shares.............................................................       (9,412,409)           (252,161)
        Retail shares....................................................................      (13,705,922)        (16,489,889)
                                                                                              ------------        ------------
            Increase (Decrease) in Net Assets from Capital Stock Transactions............        2,569,670          (7,992,220)
                                                                                              ------------        ------------
                Total Increase (Decrease) in Net Assets..................................        5,302,797          (4,677,120)
NET ASSETS:
    Beginning of Period..................................................................       13,545,875          18,222,995
                                                                                              ------------        ------------
    End of Period........................................................................     $ 18,848,672        $ 13,545,875
                                                                                              ------------        ------------
                                                                                              ------------        ------------
Undistributed investment income--net.....................................................     $     15,894        $     29,477
                                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
    Institutional Shares                                                                         Shares              Shares
    --------------------                                                                      ------------        ------------
    Shares sold..........................................................................          790,094             137,173
    Shares issued for dividends reinvested...............................................            7,750                 343
    Shares redeemed......................................................................         (693,523)            (24,144)
                                                                                              ------------        ------------
                Net Increase (Decrease) in Shares Outstanding............................          104,321             113,372
                                                                                              ------------        ------------
                                                                                              ------------        ------------
    Retail Shares
    -------------
    Shares sold..........................................................................        1,093,321             692,632
    Shares issued for dividends reinvested...............................................           46,164              18,799
    Shares redeemed......................................................................       (1,068,009)         (1,554,326)
                                                                                              ------------        ------------
                Net Increase (Decrease) in Shares Outstanding............................           71,476            (842,895)
                                                                                              ------------        ------------
                                                                                              ------------        ------------

--------------
*Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.
</Tabale>


See notes to financial statements.


Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                             Institutional Shares                  Retail Shares
                                                        ------------------------------     -------------------------------
                                                            Year Ended October 31,              Year Ended October 31,
                                                        ------------------------------     -------------------------------
PER SHARE DATA:                                         1996(1)     1995    1994(2)(3)     1996(1)      1995    1994(3)(4)
                                                        -------    ------   ----------     -------     ------   ----------
    Net asset value, beginning of period............    $11.92     $ 9.75     $10.00        $11.92     $ 9.76     $10.00
                                                        ------     ------     ------        ------     ------     ------
    Investment Operations:
    Investment income--net..........................       .04        .09        .05           .07        .12        .09(5)
    Net realized and unrealized gain (loss)
        on investments..............................      2.98       2.17       (.26)         2.98       2.16       (.27)
                                                        ------     ------     ------        ------     ------     ------
    Total from Investment Operations................      3.02       2.26       (.21)         3.05       2.28       (.18)
                                                        ------     ------     ------        ------     ------     ------
    Distributions:
    Dividends from investment income--net...........      (.05)      (.09)      (.04)         (.08)      (.12)      (.06)
    Dividends from net realized gain
        on investments..............................      (.53)      --         --            (.53)      --         --
                                                        ------     ------     ------        ------     ------     ------
    Total Distributions.............................      (.58)      (.09)      (.04)         (.61)      (.12)      (.06)
                                                        ------     ------     ------        ------     ------     ------
    Net asset value, end of period..................    $14.36     $11.92     $ 9.75        $14.36     $11.92     $ 9.76
                                                        ------     ------     ------        ------     ------     ------
                                                        ------     ------     ------        ------     ------     ------
TOTAL INVESTMENT RETURN.............................     26.29%     23.39%     (2.06%)(6)    26.61%     23.57%     (1.77%)(6)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........      1.35%      1.35%       .80%(6)(7)   1.10%      1.10%      1.13%(6)(7)(8)
    Ratio of net investment income
        to average net assets.......................       .28%       .86%       .42%(6)(7)    .57%      1.11%       .95%(6)(7)
    Portfolio Turnover Rate.........................     90.93%     71.00%     83.00%(6)     90.93%     71.00%     83.00%(6)
    Average commission rate paid (9)................    $.0390       --          --         $.0390       --         --
    Net Assets, end of period (000's Omitted).......    $3,205     $1,417        $54       $15,644    $12,129    $18,169

------------
(1) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

(2) The Fund commenced selling Investor shares on April 6, 1994.

(3) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(4) The Fund commenced operations on November 12, 1993. Any shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

(5) Net investment income before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was $.06%.

(6) Not annualized.

(7) These ratios have been restated to reflect current year's presentation.

(8) Net annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended October 31, 1994 was 1.48%.

(9) For fiscal years beginning on November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Disciplined Midcap Stock Fund (the "Fund"). The Fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 Midcap Index. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 82 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Institutional (22 million shares authorized) and Retail (60 million shares authorized). Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor and Retail shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.

    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1996, there were no financial futures contracts outstanding.

    (e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On November 1, 1996, the Board of Directors declared dividends from net investment income for the Institutional shares and Retail shares in the amount of $0.004 per share and $0.013 per share, respectively, payable on November 4, 1996 to shareholders of record on November 1, 1996.

    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Institutional shares was $10,009.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $15,161,344 and $12,665,520, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,889,534, consisting of $3,242,733 gross unrealized appreciation and $353,199 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Disciplined Midcap Stock Fund
------------------------------------------------------------------------------
Independent Auditors' Report


The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Midcap Stock Fund as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.


                                       KPMG Peat Marwick LLP


New York, New York
December 9, 1996


Important Tax Information (Unaudited)

    For Federal tax purposes the Fund hereby designates $.534 per share as a long-term capital gain distribution paid on December 26, 1995.

    The Fund also designates 46.03% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.

Dreyfus Disciplined
Midcap Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.    330/730AR9610



DREYFUS DISCIPLINED STOCK FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Dreyfus Disciplined Stock Fund for the 12 months ended October 31, 1996. The Fund's total return for the twelve-month period was 25.14% for its Retail shares and 24.84% for its Institutional shares.* The Standard & Poor's 500 Composite Stock Price Index, the Fund's benchmark, had a total return of 24.08% for the same period.**
    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and the Fund's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor.
Institutional shares are sold primarily through financial intermediaries. ECONOMIC REVIEW
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These factors have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve Board twice thwarted market expectations for tightening interest rates this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem an anticipated future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to 2.2% in the third quarter. Early evidence for the fourth quarter indicates further sustained growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
MARKET OVERVIEW
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.

    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, such as low inflation and investor optimism, took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect, which has since become a fact, of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
PORTFOLIO FOCUS
    The Fund, in accordance with long-standing policy, was fully invested throughout the fiscal year. This enabled us to participate in the strong rise in stock market prices that characterized most of the reporting period.
    Investments were diversified among all economic sectors, as shown in the list of investments that appears later in this report. Holdings in the computer industry and in consumer-oriented stocks helped overall performance. Among the outstanding issues in the Fund's portfolio were Intel, Compaq Computers, 3Com, Allstate and Gillette.
    Because of our policy of being sector and industry neutral, we also held positions in less volatile areas such as non-drug health care, as well as telephone and electric utility stocks. In the rising interest rate environment that prevailed earlier in the year, the latter two industry holdings penalized performance to some extent.
    At this time of the year, we would like to thank you for your confidence in Dreyfus Disciplined Stock Fund and extend our best wishes to you for a healthy and prosperous New Year.
                              Sincerely,
                            (Bert J. Mullins. Signature}
                              Bert J. Mullins
                              Portfolio Manager
November 14, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS DISCIPLINED STOCK FUND                               OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED STOCK FUND RETAIL SHARES AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$38,182
Disciplined Stock Fund
(Retail Shares)
Dollars
$37,308
Standard & Poor's 500
Composite Stock Price
Index*
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
               Institutional Shares*                                            Retail Shares*
-------------------------------------------               -------------------------------------------------
Period Ended 10/31/96                                      Period Ended 10/31/96
_______________________                                   ________________________
1 Year                                     24.84%          1 Year                                      25.14%
From Inception (4/6/94)                    20.59           5 Years                                     15.64
                                                           From Inception (12/31/87)                   16.38

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Retail shares of Dreyfus Disciplined Stock Fund on 12/31/87 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested. Performance for Institutional shares will vary from the performance of Retail shares shown above due to differences in charges and expenses.
The Dreyfus Disciplined Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in a broadly diversified list of equity securities generated by the application of quantitative security selection and risk control techniques. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1996
Common Stocks-97.4%                                                                               Shares          Value
                                                                                               _____________    _____________
  Basic Industries-5.1%              Dow Chemical...........                                         64,700      $ 5,030,425
                                     Fort Howard............................                         98,000 (a)    2,511,250
                                     Goodrich (B.F.)........................                         49,600        2,101,800
                                     Kimberly-Clark.........................                         82,500        7,693,125
                                     Lubrizol...............................                         40,100        1,192,975
                                     Mead...................................                         37,500        2,128,125
                                     Morton International...................                         70,700        2,783,812
                                     Olin...................................                         46,800        1,989,000
                                     PPG Industries.........................                         74,700        4,257,900
                                     Praxair................................                        107,400        4,752,450
                                     Rohm & Haas............................                         36,900        2,633,737
                                     Sealed Air.............................                         34,300 (a)    1,333,413
                                     Union Carbide..........................                         99,300        4,232,663
                                                                                                                  _________-
                                                                                                                  42,640,675
                                                                                                                 __________-
  Capital Spending-21.6%             AGCO.....................                                       60,200        1,527,575
                                     Adaptec................................                         39,900 (a)    2,428,912
                                     Altera.................................                         37,800 (a)    2,343,600
                                     Ascend Communications..................                         22,300 (a)    1,457,862
                                     Atmel..................................                         74,300 (a)    1,885,362
                                     Avnet..................................                         36,500        1,838,687
                                     Boeing.................................                         13,300        1,268,488
                                     Cabletron Systems......................                         14,370 (a)      896,329
                                     Cadence Design System..................                         56,300 (a)    2,054,950
                                     Case...................................                         42,800        1,990,200
                                     Caterpillar............................                         54,700        3,753,787
                                     Ceridian...............................                         44,600 (a)    2,213,275
                                     Cisco Systems..........................                        136,200 (a)    8,427,375
                                     Compaq Computer........................                         59,600 (a)    4,149,650
                                     Computer Associates International......                         57,900        3,423,337
                                     Cooper Industries......................                         77,300        3,111,325
                                     Emerson Electric.......................                         52,500        4,672,500
                                     Gateway 2000...........................                         47,000 (a)    2,211,938
                                     General Electric.......................                        269,600       26,083,800
                                     General Motors, Cl. H..................                         58,300        3,111,763
                                     Grainger (W.W.)........................                         17,400        1,289,775
                                     HBO & Co...............................                          9,400          565,175
                                     Harnischfeger Industries...............                         72,100        2,884,000
                                     Illinois Tool Works....................                         57,100        4,011,275
                                     Intel..................................                        160,100       17,590,988
                                     International Business Machines........                         87,000       11,223,000
                                     Lockheed Martin........................                         54,227        4,860,095
                                     Manpower...............................                         31,300          888,138
                                     McDonnell Douglas......................                         16,500          899,250
                                     Microsoft..............................                         97,600 (a)   13,395,600
                                     Olsten.................................                         37,900          758,000
                                     Omnicom Group..........................                         49,700        2,472,575
                                     Oracle.................................                        191,600 (a)    8,107,075
                                     Pitney Bowes...........................                         60,700        3,391,613

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares             Value
                                                                                                _____________      ____________

      Capital Spending (continued)   Rockwell International.................                         81,900     $  4,504,500
                                     Sun Microsystems.......................                         70,200 (a)    4,282,200
                                     3Com...................................                         66,800 (a)    4,517,350
                                     Textron................................                         30,300        2,689,125
                                     Thermo Electron........................                         47,700        1,741,050
                                     U.S. Robotics..........................                         23,500 (a)    1,477,563
                                     United Technologies....................                         43,600        5,613,500
                                     Xerox..................................                         60,000        2,782,500
                                                                                                                ___________-
                                                                                                                 178,795,062
                                                                                                                ___________-
     Consumer Cyclical-12.1%         Albertson's............................                         79,400        2,729,375
                                     Boston Chicken.........................                         75,200 (a)    2,735,400
                                     Chrysler...............................                        205,100        6,896,487
                                     Clear Channel Communications...........                         14,900 (a)    1,087,700
                                     Cooper Tire & Rubber...................                        118,400        2,323,600
                                     Dayton Hudson..........................                         94,500        3,272,062
                                     Disney (Walt)..........................                        120,971        7,968,965
                                     Eckerd.................................                         83,100 (a)    2,306,025
                                     Federated Department Stores............                        123,700 (a)    4,082,100
                                     Gap....................................                        172,300        4,996,700
                                     General Motors.........................                        116,800        6,292,600
                                     Goodyear Tire & Rubber.................                         95,700        4,390,237
                                     Infinity Broadcasting, Cl. A...........                         89,450 (a)    2,594,050
                                     King World Productions.................                         25,400 (a)      914,400
                                     Lear...................................                         53,300 (a)    1,972,100
                                     Liz Claiborne..........................                         56,000        2,366,000
                                     Marriott International.................                         71,000        4,038,125
                                     NIKE, Cl. B............................                         42,800        2,519,850
                                     New York Times, Cl. A..................                         93,400        3,374,075
                                     News Corp., A.D.S......................                        201,900        4,567,988
                                     Outback Steakhouse.....................                         67,100 (a)    1,555,881
                                     Reynolds & Reynolds, Cl.A..............                        104,200        2,748,275
                                     Safeway................................                         86,200 (a)    3,695,825
                                     Sears, Roebuck.........................                        142,900        6,912,788
                                     TJX Cos................................                         99,400        3,976,000
                                     Wal-Mart Stores........................                        381,800      10,165,425
                                                                                                                ___________-
                                                                                                                 100,482,033
                                                                                                                ___________-
    Consumer Staples-11.7%           Avon Products..........................                         79,600        4,318,300
                                     Campbell Soup..........................                         54,800        4,384,000
                                     Coca-Cola..............................                        391,700       19,780,850
                                     Coca-Cola Enterprises..................                         49,700        2,118,463
                                     Colgate-Palmolive......................                         46,000        4,232,000
                                     ConAgra................................                        104,100        5,191,988
                                     Dole Food..............................                         73,800        2,878,200
                                     Eastman Kodak..........................                         62,300        4,968,425
                                     First Brands...........................                         69,400        1,969,225
                                     Gillette...............................                        103,600        7,744,100
                                     Hershey Foods..........................                         73,500        3,555,562

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares          Value
                                                                                               _____________   _____________

  Consumer Staples (continued)       Philip Morris Cos......................                        123,600    $  11,448,450
                                     Procter & Gamble.......................                         61,000        6,039,000
                                     Ralston-Purina Group...................                         51,100        3,378,987
                                     Sara Lee...............................                        138,000        4,899,000
                                     Seagram................................                         90,900        3,442,837
                                     Unilever, N.V. ........................                         42,300        6,466,613
                                                                                                                ____________
                                                                                                                  96,816,000
                                                                                                                ___________-
  Energy-10.1%                       Amoco..................................                         95,500        7,234,125
                                     Atlantic Richfield.....................                         23,900        3,166,750
                                     British Petroleum, A.D.S...............                         68,235        8,776,727
                                     Chesapeake Energy......................                         14,500 (a)      844,625
                                     Coastal................................                         74,300        3,194,900
                                     Columbia Gas System....................                         47,700        2,897,775
                                     Consolidated Natural Gas...............                         63,100        3,352,187
                                     Exxon..................................                        230,200       20,401,475
                                     Halliburton............................                         39,800        2,253,675
                                     Kerr-McGee.............................                         43,300        2,717,075
                                     Mobil..................................                         20,400        2,381,700
                                     Noble Drilling.........................                        173,900 (a)    3,238,887
                                     Royal Dutch Petroleum .................                        112,300       18,571,613
                                     Sonat..................................                         62,400        3,073,200
                                     Tosco..................................                         30,200        1,694,975
                                                                                                                 __________-
                                                                                                                  83,799,689
                                                                                                                ___________-
    Health Care-9.9%                 Amgen..................................                         74,400 (a)    4,561,650
                                     Becton, Dickinson .....................                         71,600        3,114,600
                                     Columbia/HCA Healthcare................                         97,926        3,500,854
                                     Guidant................................                         62,300        2,873,587
                                     Johnson & Johnson......................                        266,800       13,139,900
                                     Lilly (Eli)............................                        136,400        9,616,200
                                     Medtronic..............................                         63,600        4,094,250
                                     Merck & Co.............................                        217,000       16,085,125
                                     OrNda Healthcorp.......................                         43,000 (a)    1,171,750
                                     Oxford Health Plans....................                         49,000 (a)    2,229,500
                                     Pfizer.................................                        132,050       10,927,138
                                     Schering-Plough........................                         81,400        5,209,600
                                     SmithKline Beecham, A.D.S..............                         53,700        3,362,963
                                     United Healthcare......................                         58,700        2,223,263
                                                                                                                ___________-
                                                                                                                  82,110,380
                                                                                                                ___________-
       Interest Sensitive-14.7%      ACE Limited............................                         50,300        2,753,925
                                     AMBAC..................................                         36,200        2,262,500
                                     Allstate...............................                        128,430        7,208,134
                                     Bank of Boston.........................                        133,280        8,529,920
                                     BankAmerica............................                        150,400       13,761,600
                                     Barnett Banks..........................                        141,400        5,390,875
                                     Bear Stearns Cos.......................                        163,840        3,870,720
                                     CIGNA..................................                         56,800        7,412,400
                                     Chase Manhattan........................                        131,740       11,296,705

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
Common Stocks (continued)                                                                        Shares            Value
                                                                                              _____________    _____________

  Interest Sensitive (continued)     Citicorp...............................                         54,200     $  5,365,800
                                     Federal National Mortgage Association..                        107,500        4,205,937
                                     First Chicago NBD......................                        197,484       10,071,684
                                     General Re.............................                         15,600        2,297,100
                                     ITT Hartford Group.....................                         78,300        4,932,900
                                     Merrill Lynch..........................                         77,400        5,437,350
                                     NationsBank............................                         39,600        3,732,300
                                     Old Republic International.............                         70,950        1,756,012
                                     PNC Bank...............................                        160,700        5,825,375
                                     Providian..............................                         58,100        2,730,700
                                     Salomon................................                         75,600        3,411,450
                                     Standard Federal Bancorporation........                         27,000        1,444,500
                                     Travelers Group........................                        151,950        8,243,288
                                                                                                               ____________-
                                                                                                                 121,941,175
                                                                                                               ____________-
  Mining And Metals-1.5%             Aluminum Co. of America................                         56,400        3,306,450
                                     Barrick Gold...........................                        147,900        3,863,887
                                     Potash Corp. Saskatchewan..............                         41,400        2,934,225
                                     Reynolds Metals........................                         45,200        2,542,500
                                                                                                               ____________-
                                                                                                                  12,647,062
                                                                                                               ____________-
  Transportation-1.5%                CSX....................................                         88,000        3,795,000
                                     Conrail................................                         56,300        5,355,537
                                     Continental Airlines, Cl. B............                         55,100 (a)    1,384,388
                                     Delta Air Lines........................                         26,400        1,871,100
                                                                                                                ___________-
                                                                                                                  12,406,025
                                                                                                                ___________-
  Utilities-9.2%                     AT&T...................................                        100,200        3,494,475
                                     Allegheny Power System.................                         63,500        1,897,062
                                     Ameritech..............................                        157,200        8,606,700
                                     BellSouth..............................                        277,400       11,304,050
                                     CMS Energy.............................                         37,200        1,176,450
                                     Entergy................................                        229,400        6,423,200
                                     GPU....................................                         89,500        2,942,312
                                     GTE....................................                        250,700       10,560,738
                                     Illinova...............................                         60,500        1,648,625
                                     MCI Communications.....................                        333,000        8,366,625
                                     SBC Communications.....................                        203,700        9,904,913
                                     Southern...............................                        106,900        2,365,163
                                     Texas Utilities........................                        180,000        7,290,000
                                                                                                                ___________-
                                                                                                                  75,980,313
                                                                                                                ___________-
                                     TOTAL COMMON STOCKS
                                       (cost $679,394,851)..................                                    $807,618,414
                                                                                                                ============

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                               Principal
Repurchase Agreements-1.6%                                                                     Amount              Value
                                                                                             _____________     _____________

                                     Goldman Sachs & Company Tri-Party Repurchase
                                       Agreement, 5.55% dated 10/31/96 to be
                                       repurchased at $13,250,507 on
                                       11/1/96, collateralized by $12,889,000
U.S.
                                       Treasury Notes, 6.75% due 5/31/99
                                       (cost $13,248,465)...................                  $  13,248,465    $  13,248,465
                                                                                                               =============
TOTAL INVESTMENTS (cost $692,643,316).......................................                           99.0%    $820,866,879
                                                                                                    ========   =============
CASH AND RECEIVABLES (NET)..................................................                            1.0%     $ 8,595,621
                                                                                                    ========   =============
NET ASSETS..................................................................                          100.0%    $829,462,500
                                                                                                    ========   =============

Notes to Statement of Investments:
    (a) Non-income producing.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          OCTOBER 31, 1996
                                                                                                     Cost           Value
                                                                                              _____________     ____________
ASSETS:                          Investments in securities-See Statement of Investments        $692,643,316     $820,866,879
                                 Cash.......................................                                       7,087,595
                                 Receivable for investment securities sold..                                      13,573,139
                                 Receivable from subscriptions to Capital Stock 945,614
                                 Dividends and interest receivable..........                                         871,117
                                                                                                                ____________-
                                                                                                                 843,344,344
                                                                                                                ____________-
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       613,406
                                 Due to Distributor.........................                                           4,550
                                 Payable for investment securities purchased                                      13,019,775
                                 Payable for shares of Capital Stock redeemed                                        242,543
                                 Directors' fees payable....................                                           1,570
                                                                                                                ___________-
                                                                                                                  13,881,844
                                                                                                                ____________-
NET ASSETS..................................................................                                    $829,462,500
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                    $642,681,392
                                 Accumulated undistributed investment income-net2,321,031
                                 Accumulated net realized gain (loss) on investments                              56,236,514
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3.......................                                    128,223,563
                                                                                                               ____________-
NET ASSETS ..................................................................                                   $829,462,500
                                                                                                               =============
NET ASSET VALUE PER SHARE
                                                                                         Institutional           Retail
                                                                                             Shares               Shares
                                                                                        _____________       ______________
Net Assets..................................................................            $  21,783,047         $807,679,453
Shares Outstanding..........................................................                  817,794           30,306,751
NET ASSET VALUE PER SHARE...................................................                   $26.64               $26.65
                                                                                              =======              =======


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF OPERATIONS                                                                         YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $ 153,737 foreign taxes withheld
                                 at source).................................                     $12,045,193
                                 Interest...................................                         793,145
                                                                                                 ____________
                                       Total Income.........................                                   $  12,838,338
EXPENSES:                        Management fee-Note 2(a)...................                       5,407,843
                                 Distribution fee (Institutional shares)-Note 2(b)                    57,100
                                 Directors' fees and expenses-Note 2(c).....                          18,846
                                                                                                 ____________
                                       Total Expenses.......................                                       5,483,789
                                                                                                                ___________-
INVESTMENT INCOME-NET.......................................................                                       7,354,549
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                     $57,954,936
                                 Net unrealized appreciation (depreciation) on investments        67,153,959
                                                                                                _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                     125,108,895
                                                                                                                 __________-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $132,463,444
                                                                                                                ============



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            Year Ended         Year Ended
                                                                                        October 31, 1996*   October 31, 1995
                                                                                        ________________    ________________
OPERATIONS:
  Investment income-net....................................................              $     7,354,549       $  4,919,280
  Net realized gain (loss) on investments..................................                   57,954,936         10,544,076
  Net unrealized appreciation (depreciation) on investments................                   67,153,959         54,555,889
                                                                                         _______________      ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                  132,463,444         70,019,245
                                                                                         _______________      ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional shares...................................................                     (255,975)          (323,712)
    Retail shares..........................................................                   (6,232,853)        (4,170,807)
  Net realized gain on investments:
    Institutional shares...................................................                     (515,099)          (607,507)
    Retail shares..........................................................                  (10,485,121)        (5,904,735)
                                                                                         _______________      ______________
      Total Dividends......................................................                  (17,489,048)       (11,006,761)
                                                                                         _______________      ______________
CAPITAL STOCK TRANSACTIONS-Note 5:
  Net proceeds from shares sold:
    Institutional shares...................................................                    8,663,919         31,801,974
    Retail shares..........................................................                  528,257,385        205,045,630
  Dividends reinvested:
    Institutional shares...................................................                      604,405            227,141
    Retail shares..........................................................                   14,311,078          7,292,203
  Cost of shares redeemed:
    Institutional shares...................................................                  (23,996,494)       (24,904,167)
    Retail shares..........................................................                 (228,187,217)      (122,289,547)
                                                                                         _______________      ______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                  299,653,076         97,173,234
                                                                                         _______________      ______________
        Total Increase (Decrease) in Net Assets............................                  414,627,472        156,185,718
NET ASSETS:
  Beginning of Period......................................................                  414,835,028        258,649,310
                                                                                         _______________      ______________
  End of Period............................................................                $ 829,462,500      $ 414,835,028
                                                                                         ===============      ==============
Undistributed investment income-net........................................              $     2,321,031      $   1,455,310
                                                                                         _______________      ______________
CAPITAL SHARE TRANSACTIONS-Note 5:
                                                                                                Shares             Shares
                                                                                            _______________   ______________
  Institutional Shares
  Shares sold..............................................................                      359,313          1,765,427
  Shares issued for dividends reinvested...................................                       26,498             12,685
  Shares redeemed..........................................................                   (1,025,776)        (1,376,660)
                                                                                         _______________      ______________
      Net Increase (Decrease) in Shares Outstanding........................                     (639,965)           401,452
                                                                                         ===============      =============
  Retail Shares
  Shares sold..............................................................                   21,523,328         10,432,849
  Shares issued for dividends reinvested...................................                      622,751            406,003
  Shares redeemed..........................................................                   (9,160,744)        (6,410,071)
                                                                                         _______________      ______________
      Net Increase (Decrease) in Shares Outstanding........................                   12,985,335          4,428,781
                                                                                         ===============      =============
    *Effective July 15, 1996, Investor Class shares were redesignated as
    Institutional shares and Class R shares were redesignated as Retail shares.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED STOCK FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                               Institutional Shares
                                                                                       ____________________________________
                                                                                              Year Ended October 31,
                                                                                       ____________________________________
PER SHARE DATA:                                                                          1996(1)      1995      1994(2)(3)
                                                                                       _________    ________    ___________
    Net asset value, beginning of period..................................               $22.08      $18.54      $17.86
                                                                                       _________    ________    ___________
    Investment Operations:
    Investment income-net.................................................                  .24         .28         .16
    Net realized and unrealized gain (loss)
      on investments......................................................                 5.11        3.98         .66
                                                                                       _________    ________    ___________
    Total from Investment Operations......................................                 5.35        4.26         .82
                                                                                       _________    ________    ___________
    Distributions:
    Dividends from investment income-net..................................                 (.23)       (.25)       (.14)
    Dividends from net realized gain on investments.......................                 (.56)       (.47)         --
                                                                                       _________    ________    ___________
    Total Distributions...................................................                 (.79)       (.72)       (.14)
                                                                                       _________    ________    ___________
    Net asset value, end of period........................................               $26.64      $22.08      $18.54
                                                                                       =========    ========    ===========
TOTAL INVESTMENT RETURN...................................................                24.84%      23.96%       4.62% (4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 1.15%       1.15%        .66% (4)(5)
    Ratio of net investment income
      to average net assets...............................................                 1.01%       1.36%        .74% (4)(5)
    Portfolio Turnover Rate...............................................                64.47%      60.00%     106.00% (4)
    Average commission rate paid (6)......................................               $.0485         --          --
    Net Assets, end of period (000's Omitted).............................              $21,783     $32,189     $19,580
(1) Effective July 15, 1996, Investor Class shares were redesignated as
    Institutional shares.
(2) The Fund commenced selling Investor shares on April 6, 1994.
(3) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(4) Not annualized.
(5) These ratios have been restated to reflect current year's presentation.
(6) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for
    purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Retail Shares
                                                              _________________________________________________________
                                                                                Year Ended October 31,
                                                              _________________________________________________________
PER SHARE DATA:                                                 1996(1)      1995      1994(2)(3)      1993      1992
                                                              ________   _________   ____________   _________   _______
    Net asset value, beginning of period.........              $22.09     $18.54       $ 18.69       $17.21    $16.40
                                                              ________   _________   ____________   _________   _______
    Investment Operations:
    Investment income-net........................                 .28        .30           .26(4)      .30        .27
    Net realized and unrealized gain(loss)
      on investments.............................                5.13       4.02           .25        2.56       1.33
                                                              ________   _________   ____________   _________   _______
    Total from Investment Operations.............                5.41       4.32           .51        2.86       1.60
                                                              ________   _________   ____________   _________   _______
    Distributions:
    Dividends from investment income-net.........                (.29)      (.30)         (.26)       (.31)      (.27)
    Dividends from net realized gain on investments              (.56)      (.47)         (.40)      (1.07)      (.52)
                                                              ________   _________   ____________   _________   _______
    Total Distributions..........................                (.85)      (.77)         (.66)      (1.38)      (.79)
                                                              ________   _________   ____________   _________   _______
    Net asset value, end of period...............              $26.65     $22.09       $ 18.54     $ 18.69    $ 17.21
                                                              ========   =========   ============   =========   =======
TOTAL INVESTMENT RETURN..........................               25.14%     24.33%         2.82%      17.46%     10.06%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (5)..                 .90%       .90%          .90%(6)     .90%       .90%
    Ratio of net investment income
      to average net assets......................                1.23%      1.61%         1.54%       1.82%      1.73%
    Portfolio Turnover Rate......................               64.47%     60.00%       106.00%      64.00%     84.00%
    Average commission rate paid (7).............              $.0485        --            --          --        --
    Net Assets, end of period (000's Omitted)....           $ 807,680   $382,646      $239,069     $92,955    $43,742
(1)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.
(2)  The Fund commenced selling Investor Shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were designated Trust shares.
     Effective October 17, 1994, the Fund's Trust shares were redesignated
     Class R shares.
(3)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(4)  Net investment income per share before reimbursement of expenses by the investment adviser was $.25 for the year ended October 31, 1994.
(5)  For the years ended October 31, 1993 and 1992, the investment adviser reimbursed expenses of the Fund amounting to $.0627 and $.0981 per share, respectively.
(6)  Expense ratio before reimbursement of expenses by the adviser was .96%
     for the year ended October 31, 1994.
(7)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED STOCK FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Disciplined Stock Fund (the "Fund"). The Fund's investment objective is to seek investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in a broadly diversified list of equity securities generated by the application of quantitative security selection and risk control techniques. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 245 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Institutional (80 million shares authorized) and Retail (165 million shares authorized). Retail shares are offered to any investor and Institutiona l shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS DISCIPLINED STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 1, 1996, the Board of Directors declared dividends from net investment income for the Institutional shares and Retail shares in the amount of $.054 per share and $.071 per share, respectively, payable on November 4, 1996 to shareholders of record on November 1, 1996.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    Certain prior year numbers have been reclassed to reflect current year's presentation. Net investment income, net realized gains (loss) on investments and net assets were not affected by this change.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Institutional shares was $57,100.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Director's fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees a nd expenses are charged and allocated to each series based on net assets.

DREYFUS DISCIPLINED STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (d) Brokerage commissions: During the period ended October 31, 1996, the Fund incurred total brokerage commissions of $1,132,421, of which $200,780 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $657,527,644 and $379,506,024, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $128,223,563, consisting of $134,097,610 gross unrealized appreciation and $5,874,047 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 5-ACQUISITION OF COMMON TRUST ASSETS:
    On March 22, 1996, the Fund acquired all of the assets of the TBC Pooled Employee Equity Fund, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 538,998 Retail shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $13,097,649 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.

DREYFUS DISCIPLINED STOCK FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.
  KPMG Peat Marwick LLP Signature)
New York, New York
December 9, 1996


DREYFUS DISCIPLINED STOCK FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.404 per share as a long-term capital gain distribution paid on December 26, 1995.
    The Fund also designates 79.19% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


(Dreyfus Lion D Logo)
DREYFUS DISCIPLINED STOCK FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                       328/728AR9610
(Dreyfus Logo)
Disciplined
Stock Fund
Annual Report
October 31, 1996

DREYFUS DISCIPLINED EQUITY INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Dreyfus Disciplined Equity Income Fund for the fiscal year ended October 31, 1996.
For the twelve-month period, your Fund provided a total return of 24.18% for its Retail shares and 23.87% for its Institutional shares.* The total return for the Standard & Poor's 500 Composite Stock Price Index, the Fund's benchmark, which is not income-oriented, was 24.08% for the same period.**
    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and the Fund's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor.
Institutional shares are sold primarily through financial intermediaries. Economic Review
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These factors have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve Board twice thwarted market expectations for tightening interest rates this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem an anticipated future price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to 2.2% in the third quarter. Early evidence for the fourth quarter indicates further sustained growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.

    By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, such as low inflation and investor optimism, took hold again and propelled stock prices to new highs.
    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect, which has since become a fact, of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
Portfolio Focus
    To adhere to its goal of generating dependable income, the Fund held a number of stocks that were less volatile than the broad market averages. This cost the Fund some basis points in performance during the strong equity market that prevailed for most of the year. High-yielding telephone and utility stocks, while producing income, did not share fully in the strong price increases that characterized low-yielding or non-dividend paying technology stocks.
    Among the best performing stocks in the Fund's portfolio during the year were Intel, Allstate, Gillette, Conrail and ConAgra.
    We appreciate your confidence in Dreyfus Disciplined Equity Income Fund. We would also like to take this occasion to wish you a healthy and prosperous New Year.
                              Sincerely,
                          [Bert J. Mullins signature logo]
                              Bert J. Mullins
                              Portfolio Manager
November 14, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS DISCIPLINED EQUITY INCOME FUND             OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED EQUITY INCOME FUND RETAIL SHARES WITH THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE LIPPER EQUITY INCOME FUND INDEX
[Exhibit A:
$15,645
Standard & Poor's 500
Composite Stock Price
Index*
Dollars
$15,257
Dreyfus Disciplined
Equity Income Fund
(Retail Shares)
$13,944
Lipper Equity Income
Fund Index*
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
     Institutional Shares*                     Retail Shares*
____________________________             _______________________
Period Ended 10/31/96                    Period Ended 10/31/96
_________-                               _________
1 Year                        23.87%     1 Year                     24.18%
From Inception (9/14/94)      22.45       From Inception (9/2/94)   21.56
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Retail shares of Dreyfus Disciplined Equity Income Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date as well as to the Lipper Equity Income Fund Index which are described below. For comparative purposes, the value of each Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Institutional shares will vary from the performance of Retail shares shown above due to differences in charges and expenses.
The Dreyfus Disciplined Equity Income Fund seeks to provide above-average income along with moderate long-term growth of principal and income by investing primarily in a diversified portfolio of dividend-paying stocks. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. The Lipper Equity Income Fund Index is a non-weighted index of the 30 largest equity income mutual funds. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF INVESTMENTS                                                                        OCTOBER 31, 1996
Common Stocks-93.2%                                                                                Shares            Value
                                                                                                   _______           _______
  Basic Industries-4.6%...........   Dow Chemical                                                    2,400     $     186,600
                                     Goodrich (B.F.)........................                         1,300            55,088
                                     Kimberly-Clark.........................                         1,550           144,536
                                     Lubrizol...............................                         1,550            46,113
                                     Mead                                                              900            51,075
                                     Olin                                                            1,800            76,500
                                     PPG Industries.........................                         2,700           153,900
                                     Rohm & Haas............................                           800            57,100
                                     Weyerhaeuser...........................                         1,250            57,344
                                                                                                                     _______
                                                                                                                     828,256
                                                                                                                     _______
  Capital Spending-17.0%.............Avnet                                                             800            40,300
                                     BCE                                                             3,500           161,000
                                     Boeing                                                            500            47,687
                                     Caterpillar............................                         1,400            96,075
                                     Cooper Industries......................                         2,200            88,550
                                     Deere & Co.............................                         1,500            62,625
                                     Eaton                                                           1,050            62,738
                                     Emerson Electric.......................                         1,150           102,350
                                     General Electric.......................                         6,250           604,688
                                     General Motors, Cl. H..................                         2,400           128,100
                                     Harnischfeger Industries...............                         1,500            60,000
                                     Hewlett-Packard........................                         1,200            52,950
                                     Illinois Tool Works....................                           700            49,175
                                     Intel                                                           2,950           324,131
                                     International Business Machines........                         2,050           264,450
                                     Lockheed Martin........................                         1,156           103,607
                                     McDonnell Douglas......................                           350            19,075
                                     Omnicom Group..........................                         1,050            52,238
                                     Pitney Bowes...........................                         2,000           111,750
                                     Rockwell International.................                         2,050           112,750
                                     Texas Instruments......................                           500            24,062
                                     Textron................................                           850            75,437
                                     Timken                                                          1,350            60,244
                                     United Technologies....................                         1,250           160,937
                                     Xerox                                                           3,950           183,181
                                                                                                                     _______
                                                                                                                   3,048,100
                                                                                                                     _______
  Consumer Cyclical-9.6%...........  Albertson's                                                     2,200            75,625
                                     Belo (A.H.), Cl. A.....................                           700            27,300
                                     Chrysler...............................                         4,500           151,312
                                     Cooper Tire & Rubber...................                         2,900            56,912
                                     Dayton Hudson..........................                         2,750            95,219
                                     Disney (Walt)..........................                         1,400            92,225
                                     Ford Motor.............................                         1,800            56,250
                                     Gap                                                             2,250            65,250
                                     General Motors.........................                           750            40,406
                                     Goodyear Tire & Rubber.................                         1,500            68,813
                                     Liz Claiborne..........................                         1,200            50,700

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                   _______           _______
  Consumer Cyclical (continued)      Marriott International                                          1,650    $       93,844
                                     May Department Stores..................                         2,650           125,544
                                     McGraw-Hill Cos........................                         1,550            72,656
                                     NIKE, Cl. B............................                           900            52,988
                                     New York Times, Cl. A..................                         1,500            54,188
                                     Penney (J.C.)..........................                         1,700            89,250
                                     Reynolds & Reynolds, Cl. A.............                         3,600            94,950
                                     Sbarro                                                          1,525            40,222
                                     Sears, Roebuck ........................                         2,950           142,706
                                     Wal-Mart Stores........................                         7,000           186,375
                                                                                                                     _______
                                                                                                                   1,732,735
                                                                                                                     _______
  Consumer Staples-12.1%..           Anheuser-Busch Cos.                                             2,800           107,800
                                     Avon Products..........................                         2,800           151,900
                                     Campbell Soup..........................                         1,200            96,000
                                     Coca-Cola..............................                         7,750           391,375
                                     Coca-Cola Enterprises..................                         1,100            46,888
                                     Colgate-Palmolive......................                         1,000            92,000
                                     ConAgra................................                         2,200           109,725
                                     Dole Food..............................                         1,150            44,850
                                     Eastman Kodak..........................                         1,950           155,513
                                     First Brands...........................                         1,250            35,469
                                     Gillette                                                        2,450           183,137
                                     Hershey Foods..........................                         1,400            67,725
                                     Philip Morris Cos......................                         2,550           236,194
                                     Procter & Gamble.......................                         1,900           188,100
                                     Ralston-Purina Group...................                           450            29,756
                                     Sara Lee...............................                         3,450           122,475
                                     Seagram................................                         1,100            41,662
                                     Unilever N.V...........................                           500            76,438
                                                                                                                     _______
                                                                                                                   2,177,007
                                                                                                                     _______
  Energy-11.2%.......................Amoco                                                           2,350           178,012
                                     Atlantic Richfield.....................                         1,000           132,500
                                     British Petroleum,   A.D.S...............                         850            109,331
                                     Columbia Gas System....................                           700            42,525
                                     Consolidated Natural Gas...............                         1,450            77,031
                                     Exxon                                                           5,750           509,594
                                     Kerr-McGee.............................                         1,100            69,025
                                     Mobil                                                           1,150           134,263
                                     Pacific Enterprises....................                         2,400            73,800
                                     Royal Dutch Petroleum..................                         2,600           429,975
                                     Sonat                                                           1,250            61,563
                                     Texaco                                                          1,850           188,006
                                                                                                                     _______
                                                                                                                   2,005,625
                                                                                                                     _______
  Health Care-10.8%................. Allegiance                                                        160             3,000
                                     American Home Products.................                         1,800           110,250
                                     Baxter International...................                           900            37,462

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Common Stocks (continued)                                                                          Shares             Value
                                                                                                   _______           _______
  Health Care (continued)....        Becton, Dickinson                                                 600        $   26,100
                                     Bristol-Myers Squibb...................                         1,550           163,913
                                     Guidant................................                         1,300            59,963
                                     Johnson & Johnson......................                         5,000           246,250
                                     Lilly (Eli)............................                         3,800           267,900
                                     Medtronic..............................                         1,100            70,813
                                     Merck & Co.............................                         4,700           348,387
                                     Pfizer                                                          3,950           326,862
                                     Pharmacia & Upjohn.....................                         1,500            54,000
                                     Schering-Plough........................                         2,100           134,400
                                     SmithKline Beecham, A.D.S..............                         1,600           100,200
                                                                                                                     _______
                                                                                                                   1,949,500
                                                                                                                     _______
  Interest Sensitive-15.4%...........Allstate                                                        2,651           148,787
                                     American National Insurance............                         1,800           117,900
                                     Bank of Boston.........................                           760            48,640
                                     BankAmerica............................                         3,450           315,675
                                     Bankers Trust New York.................                         1,400           118,300
                                     Barnett Banks..........................                         3,574           136,259
                                     Bear Stearns Cos.......................                         3,565            84,223
                                     Block (H&R)............................                         2,250            55,688
                                     CIGNA..................................                         1,700           221,850
                                     Chase Manhattan........................                         2,040           174,930
                                     CoreStates Financial...................                         3,450           167,756
                                     Federal National Mortgage Association..                         3,650           142,806
                                     First Chicago NBD......................                         3,617           184,467
                                     General Re.............................                           300            44,175
                                     ITT Hartford Group.....................                         1,550            97,650
                                     Merrill Lynch .........................                         2,200           154,550
                                     NationsBank............................                         1,000            94,250
                                     PNC Bank...............................                         4,450           161,313
                                     Providian..............................                         1,250            58,750
                                     SAFECO.................................                         2,150            81,162
                                     Salomon................................                           700            31,588
                                     Travelers Group........................                         2,420           131,285
                                                                                                                     _______
                                                                                                                   2,772,004
                                                                                                                     _______
  Mining And Metals-1.1%             Aluminum Co. of America                                         1,050            61,556
                                     Potash Corp. Saskatchewan..............                         1,150            81,506
                                     Reynolds Metals........................                         1,100            61,875
                                                                                                                     _______
                                                                                                                     204,937
                                                                                                                     _______
  Transportation-1.7%................CSX                                                             1,900            81,937
                                     Conrail................................                         1,650           156,956
                                     Delta Air Lines........................                           908            64,355
                                                                                                                     _______
                                                                                                                     303,248
                                                                                                                     _______
  Utilities-9.7%.....................AT&T                                                            2,050           71,494
                                     Allegheny Power System.................                         1,100           32,862

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
Common Stocks (continued)                                                                          Shares            Value
                                                                                                   _______           _______
  Utilities (continued)..............Ameritech                                                       3,600    $      197,100
                                     Bell Atlantic..........................                         2,600           156,650
                                     BellSouth..............................                         4,450           181,338
                                     CINergy................................                         4,100           135,812
                                     Entergy................................                         4,050           113,400
                                     GPU                                                             2,500            82,188
                                     GTE                                                             4,850           204,306
                                     NYNEX..................................                         2,850           126,825
                                     SBC Communications.....................                         3,300           160,462
                                     Southern...............................                         3,650            80,756
                                     Texas Utilities........................                         3,050           123,525
                                     US West Communications Group...........                         2,300            69,863
                                                                                                                     _______
                                                                                                                   1,736,581
                                                                                                                     _______
                                     TOTAL COMMON STOCKS
                                       (cost $14,505,362)...................                                  $   16,757,993
                                                                                                                     =======

Convertible Preferred Stocks-1.7%
  Consumer Services-.6%              Case, Ser. A, Cum., $4.50                                         600        $   69,900
                                     First U.S.A., Ser. A, Cum., 6.25%......                           800            38,800
                                                                                                                     _______
                                                                                                                     108,700
                                                                                                                     _______
  Consumer Staples-.1%               RJR Nabisco Holdings, Ser. C, Cum., 9.25%                       4,600            25,875
                                                                                                                     _______
  Energy-.1%.............            Ashland, Cum., $3.125                                             300            19,987
                                                                                                                     _______
  Financial-.3%                      TCI Communications, Ser. A, Cum., $2.125                        1,400            51,888
                                                                                                                     _______
  Retail-.6%......                   Kmart Financing, Cum., 7.75%                                      700           33,250
                                     TJX Cos., Ser. E, Cum., 7.00%..........                           300            68,250
                                                                                                                     _______
                                                                                                                     101,500
                                                                                                                     _______
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $309,104)......................                                  $      307,950
                                                                                                                     =======

                                                                                                  Principal
Convertible Corporate Bonds-1.1%                                                                   Amount
                                                                                                   _______
                                     Corporate Express, Sub. Deb.,
                                       4.50%, 7/1/2000......................                   $    50,000      $     46,125
                                     Fedrated Department Stores, Sub. Deb.,
                                       5%, 10/1/2003........................                        55,000            62,562
                                     Hospitality Franchise, Sub. Deb.,
                                       4.75%, 3/1/2003......................                        40,000            51,350
                                     Magna International, Sub. Deb.,
                                       5%, 10/15/2002.......................                        40,000            44,000
                                                                                                                     _______
                                     TOTAL CONVERTIBLE CORPORATE BONDS
                                       (cost $197,741)......................                                  $      204,037
                                                                                                                     =======

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1996
                                                                                                  Principal
Short-Term Investments-4.0%                                                                         Amount          Value
                                                                                                   _______           ______
                                     Repurchase Agreements:Goldman Sachs & Company Tri-Party Repurchase
                                       Agreement, 5.55% dated 10/31/96 to be
                                       repurchased at $722,795 on
                                       11/1/96, collateralized by $734,000 U.S.
                                       Treasury Notes, 5% due 1/31/98
                                       (cost $722,684)......................                   $   722,684   $       722,684
                                                                                                                     =======
TOTAL INVESTMENTS (cost $15,734,891)........................................                        100.0%     $  17,992,664
                                                                                                      ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (.0%)   $       (6,814)
                                                                                                      ====           =======
NET ASSETS..................................................................                        100.0%     $  17,985,850
                                                                                                      ====           =======








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1996
                                                                                                     Cost             Value
                                                                                                    _______           ______
ASSETS:                          Investments in securities-See Statement of Investments         $15,734,891      $17,992,664
                                 Receivable for investment securities sold..                                         138,996
                                 Dividends and interest receivable..........                                          30,012
                                                                                                                     ______
                                                                                                                  18,161,672
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        13,972
                                 Due to Distributor.........................                                              74
                                 Cash overdraft due to Custodian............                                           2,452
                                 Payable for investment securities purchased                                         159,297
                                 Director's fees payable....................                                              27
                                                                                                                     ______
                                                                                                                     175,822
                                                                                                                     ______
NET ASSETS..................................................................                                     $17,985,850
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $14,988,097
                                 Accumulated undistributed investment income-net88,766
                                 Accumulated net realized gain (loss) on investments                                 651,214
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                              2,257,773
                                                                                                                     ______
NET ASSETS..................................................................                                     $17,985,850
                                                                                                                     =======

                                           NET ASSET VALUE PER SHARE
                                                _______________-
                                                                                                Institutional        Retail
                                                                                                    Shares           Shares
                                                                                                    _______           ______
Net Assets..................................................................                   $  4,598,732      $13,387,118
Shares Outstanding..........................................................                        317,388          923,693
NET ASSET VALUE PER SHARE...................................................                         $14.49           $14.49
                                                                                                       ====             ====






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF OPERATIONS                                                              YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $3,154 foreign taxes withheld
                                     at source).............................                    $   282,978
                                 Interest...................................                         30,453
                                                                                                     _____
                                       Total Income.........................                                     $   313,431
EXPENSES:                        Management fee-Note 2(a)...................                         94,844
                                 Distribution fee (Institutional shares)-Note 2(b)                   15,506
                                 Directors' fees and expenses-Note 2(c).....                            319
                                                                                                     _____
                                       Total Expenses.......................                                         110,669
                                                                                                                      _____
INVESTMENT INCOME-NET.......................................................                                         202,762
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                    $   651,540
                                 Net unrealized appreciation (depreciation) on investments        1,346,152
                                                                                                     _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       1,997,692
                                                                                                                      _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,200,454
                                                                                                                      ======
















SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED EQUITY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            Year Ended           Year Ended
                                                                                         October 31, 1996(1)   October 31, 1995
                                                                                             _________             ________
OPERATIONS:
  Investment income-net.................................................                  $     202,762        $     138,405
  Net realized gain (loss) on investments...............................                        651,540               72,706
  Net unrealized appreciation (depreciation) on investments.............                      1,346,152              948,493
                                                                                                 ______               ______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                         2,200,454         1,159,604
                                                                                                 ______               ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional shares................................................                        (85,357)             (10,411)
    Retail shares.......................................................                        (64,198)            (115,886)
  Net realized gain on investments:
    Institutional shares................................................                        (24,849)                 --
    Retail shares.......................................................                        (38,584)                 --
                                                                                                 ______               ______
      Total Dividends...................................................                       (212,988)            (126,297)
                                                                                                 ______               ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Institutional shares................................................                     11,592,746            1,710,225
    Retail shares.......................................................                     14,631,001              690,542
  Dividends reinvested:
    Institutional shares................................................                         97,466                9,143
    Retail shares.......................................................                         31,502               26,865
  Cost of shares redeemed:
    Institutional shares................................................                     (9,633,438)            (150,971)
    Retail shares.......................................................                     (6,943,843)          (2,101,842)
                                                                                                 ______               ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions.                      9,775,434              183,962
                                                                                                 ______               ______
        Total Increase (Decrease) in Net Assets.........................                     11,762,900            1,217,269
NET ASSETS:
  Beginning of Period...................................................                      6,222,950            5,005,681
                                                                                                 ______               ______
  End of Period.........................................................                    $17,985,850         $  6,222,950
                                                                                                 ======               ======
Undistributed investment income-net.....................................                 $       88,766       $       35,559
                                                                                                 ______               ______
CAPITAL SHARE TRANSACTIONS:                                                                      Shares              Shares
                                                                                                 ______               ______
  Institutional Shares
  __________
  Shares sold...........................................................                        879,064              155,201
  Shares issued for dividends reinvested................................                          7,545                  832
  Shares redeemed.......................................................                       (712,063)             (13,293)
                                                                                                 ______               ______
      Net Increase (Decrease) in Shares Outstanding.....................                        174,546              142,740
                                                                                                 ======               ======
  Retail Shares
  ______-
  Shares sold...........................................................                      1,073,130               61,234
  Shares issued for dividends reinvested................................                          2,461                2,697
  Shares redeemed.......................................................                       (527,503)            (191,141)
                                                                                                 ______               ______
      Net Increase (Decrease) in Shares Outstanding.....................                        548,088             (127,210)
                                                                                                 ======               ======
(1)  Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Institutional Shares
                                                                                       ________________________________
                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                       1996(1)      1995        1994(2)(3)
                                                                                        ___         ___        ____
    Net asset value, beginning of period..................................           $12.00     $  9.95       $10.00
                                                                                        ___         ___        ____
    Investment Operations:
    Investment income-net.................................................              .27         .22          .03
    Net realized and unrealized gain (loss)
      on investments......................................................             2.54        2.05         (.08)
                                                                                        ___         ___        ____
    Total from Investment Operations......................................             2.81        2.27         (.05)
                                                                                        ___         ___        ____
    Distributions:
    Dividends from investment income-net..................................             (.20)       (.22)         --
    Dividends from net realized gain on investments.......................             (.12)         --          --
                                                                                        ___         ___        ____
    Total Distributions...................................................             (.32)       (.22)         --
                                                                                        ___         ___        ____
    Net asset value, end of period........................................           $14.49      $12.00      $  9.95
                                                                                        ===         ===        ====
TOTAL INVESTMENT RETURN...................................................            23.87%      23.20%        (.50%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................             1.15%       1.15%         .19%(4)
    Ratio of net investment income
      to average net assets...............................................             1.81%       2.32%         .44%(4)
    Portfolio Turnover Rate...............................................            44.33%      37.57%        5.00%(4)
    Average commission rate paid (5)......................................           $.0555          --           --
    Net Assets, end of period (000's Omitted).............................           $4,599      $1,714           $1
(1)    Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares.
(2)    The Fund commenced operations on September 2, 1994.
(3)    Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(4)    Not annualized.
(5)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS


DREYFUS DISCIPLINED EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Retail Shares
                                                                                       ________________________________
                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                         1996(1)      1995        1994(2)(3)(4)
                                                                                         ___          ___       ____
    Net asset value, beginning of period..................................            $12.00      $  9.95      $10.00
                                                                                         ___          ___         ___
    Investment Operations:
    Investment income-net.................................................               .21          .28         .05
    Net realized and unrealized gain (loss)
      on investments......................................................              2.63         2.02        (.10)
                                                                                         ___          ___         ___
    Total from Investment Operations......................................              2.84         2.30        (.05)
                                                                                         ___          ___         ___
    Distributions:
    Dividends from investment income-net..................................              (.23)        (.25)         --
    Dividends from net realized gain on investments.......................              (.12)          --          --
                                                                                         ___          ___         ___
    Total Distributions...................................................              (.35)        (.25)         --
                                                                                         ___          ___         ___
    Net asset value, end of period........................................            $14.49       $12.00     $  9.95
                                                                                         ===          ===         ===
TOTAL INVESTMENT RETURN...................................................             24.18%       23.48%       (.50%)(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               .90%         .90%        .15%(5)
    Ratio of net investment income
      to average net assets...............................................              2.06%        2.57%        .48%(5)
    Portfolio Turnover Rate...............................................             44.33%       37.57%        5.00%(5)
    Average commission rate paid (6)......................................            $.0555           --          --
    Net Assets, end of period (000's Omitted).............................          $ 13,387       $4,509      $5,005
(1)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.
(2)  The Fund commenced operations on September 2, 1994.
(3)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(4)  Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.
(5)  Not annualized.
(6)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/ Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Disciplined Equity Income Fund (the "Fund"). The Fund's investment objective is to seek an above-average level of income along with moderate long-term growth of income and principal by investing in a diversified list of securities, resulting in a portfolio with a moderate level of risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    On November 15, 1995, the Fund changed its name from "Dreyfus Equity Income Fund" to the Dreyfus Disciplined Equity Income Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 50 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Institutional (20 million shares authorized) and Retail (30 million shares authorized). Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions
(collectively, Service Agents) that have entered into selling agreements with the Distributor and Retail shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral

DREYFUS DISCIPLINED EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 1, 1996, the Board of Directors declared dividends from net investment income for the Institutional shares and Retail shares in the amount of $.049 per share and $.059 per share, respectively, payable on November 4, 1996 to shareholders of record on November 1, 1996.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Institutional shares was $15,506.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laural Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expens es are charged and allocated to each series based on net assets.

DREYFUS DISCIPLINED EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (d) Brokerage commissions: During the period ended October 31, 1996, the Fund incurred total brokerage commissions of $18,186, of which $7,643 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $13,895,743 and $4,505,936, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,257,773, consisting of $2,401,617 gross unrealized appreciation and $143,844 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

DREYFUS DISCIPLINED EQUITY INCOME FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Equity Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Equity Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 9, 1996

DREYFUS DISCIPLINED EQUITY INCOME FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.078 per share as a long-term capital gain distribution paid on December 26, 1995.
    The Fund also designates 99.70% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


[Dreyfus lion "d" logo]
DREYFUS DISCIPLINED EQUITY INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                       318/718AR9610
[Dreyfus logo]
Disciplined Equity
Income Fund
Annual Report
October 31, 1996


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this first annual report on the Dreyfus Disciplined Intermediate Bond Fund. For its annual reporting period ended October 31, 1996, your Fund produced a total return (including bond price changes and interest income) of 4.18% and 4.45% for its Institutional shares and Retail shares, respectively.* This compares to a total return of 5.85% for the Lehman Brothers Aggregate Bond Index, the Fund's benchmark index.** Income dividends of approximately $.710 per share for Institutional shares and $.742 per share for Retail shares were paid during this period. This amounts to an annualized distribution rate per share of 5.76% and 6.02% for Institutional shares and Retail shares, respectively.***
    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail Shares and the Fund's Investor Shares were redesignated as Institutional Shares. Retail shares are offered to any investor. Institutional shares are sold primarily through financial intermediaries.
THE ECONOMY
    Recent fears of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation have so far proven unwarranted. Despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the current inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two-thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past 12 months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
MARKET ENVIRONMENT
    Investor psychology in the credit markets shifted to the bullish side in the third quarter of 1996 compared to the first half of the year. Long-term bond yields fell below 6.5% compared to highs of 7.22% in July. This reduction in yields was spurred by reports of a weaker-than-expected economy and strong technical factors. The technical condition of the bond market was enhanced by strong demand for corporate and mortgage-backed bonds, heavy investor cash inflows into the market, and strong overseas demand, particularly in two- and five-year Treasury Notes. Additionally, most new corporate bond offerings were met with strong demand (some were heavily oversubscribed) causing spreads to tighten to historically narrow levels. The mortgage market performed well in the third quarter, despite having lost some of its luster as interest rates fell and concerns about prepayments increased.
    We believe that the Fed will keep the Fed Funds rate unchanged as long as the economy shows signs of weakness and consumer spending remains sluggish. Also, we believe that the Treasury market should have a better investment tone as talks continue in Washington regarding a balanced budget agreement. THE PORTFOLIO
    Recently, the Fund's investment performance has improved relative to the Lehman Brothers Aggregate Bond Index. In the last six months of the reporting period, the Fund's Institutional and Retail shares provided total returns of 4.84% and 4.98%, respectively,* compared to a total return of 5.29% for the index.** The improved performance is the result of the portfolio's heavier-than-market allocation to the corporate and mortgage-backed sectors and a modest extension of the Fund's maturity as interest rates began to decline.
    We have gradually increased the portfolio's exposure in the corporate sector from 32% at the end of July to 36% by the end of the reporting period. This action was taken due to our expectations for a decline in interest rates, the related strengthening in the bond market and improving fundamental and technical factors for corporate securities. We also reduced our position in mortgage-backed securities in July and August from 35% to 25% because of our anticipation of lower interest rates. Falling interest rates usually result in mortgage-backed securities underperforming other sectors of the bond market due to the refinancing of the underlying mortgages. This refinancing results in accelerated repayments of principal which causes a reduction in maturity for these securities at an inappropriate time. Over this same period, the Fund's holdings in Treasury securities were increased by 4%. The Fund's cash position was reduced in July and August to 2% (from its high of 8%) and the maturity was extended modestly.
    If signs of economic weakness and low inflation continue, we would further reduce our position in mortgage-backed securities in favor of Treasuries. We expect our corporate bond position to remain unchanged unless we see signs of declining corporate profits and/or recession.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Ridgway Powell signature logo]
                              Ridgway Powell
                              Portfolio Manager
November 15, 1996
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LEHMAN BROTHERS - The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments and reflects the reinvestment of dividends and capital gains.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND             OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED INTERMEDIATE BOND FUND INSTITUTIONAL SHARES AND RETAIL SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX
[Exhibit A:
$10,585
Lehman Brothers
Aggregate Bond Index*
Dollars
$10,445
Dreyfus Disciplined
Intermediate Bond Fund
(Retail Shares)
$10,418
Dreyfus Disciplined
Intermediate Bond Fund
(Institutional Shares)
*Source: Lehman Brothers]
Average Annual Total Returns
       Institutional Shares*                   Retail Shares*
____________________________               ___________________________
Period Ended 10/31/96                      Period Ended 10/31/96
_________                                  _________
1 Year                          4.18%      1 Year                       4.45%
From Inception (11/1/95)        4.18       From Inception (11/1/95)     4.45
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Institutional shares and Retail shares of Dreyfus Disciplined Intermediate Bond Fund on 11/1/95 (Inception Date) to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. For comparative purposes, the value of the Index on 10/31/95 is used as the beginning value on 11/1/95. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS                                                                                    OCTOBER 31, 1996
                                                                                                   Principal
Bonds and Notes-96.9%                                                                                 Amount             Value
                                                                                                      ______             ______
  Banking-2.3%                       First Union National Bank of North Carolina,
                                       Sub. Notes, 6.18%, 2006..............                    $  1,250,000 (a)     $1,185,640
                                     Fleet Financial Group,
                                       Sub. Notes, 6 7/8%, 2003......................                150,000            151,012
                                                                                                                         ______
                                                                                                                      1,336,652
                                                                                                                         ______
   Collateralized
          Mortgage Obligations-.9%   Countrywide Funding,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-10, Cl. A-5, 6%, 2009......                         161,401            157,360
                                     Home Mac Mortgage Securities,
                                       Collateralized Mortgage Obligations,
                                       Ser. 1986-5, Cl. C, 8.55%, 2008......                           4,675              4,768
                                     Residential Funding Mortgage Securities I,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1994-S10, Cl. A-6, 6 1/2%, 2009.                         389,824            377,143
                                                                                                                         ______
                                                                                                                        539,271
                                                                                                                         ______
  Commercial Mortgage
     Obligations-1.2%                Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1995-MD IV, Cl. A-1, 7.10%, 2029                         715,657            723,485
                                                                                                                         ______
  Consumer-3.0%.........             News America Holdings,
                                       Gtd. Sr. Deb., 8%, 2016..............                       1,750,000          1,767,902
                                                                                                                         ______
  Entertainment-2.1%..............   Walt Disney,
                                       Sr. Notes, 6 3/8%, 2001..............                       1,250,000          1,248,499
                                                                                                                         ______
  Finance-10.0%............          ERP Operating L.P.,
                                       Notes, 7.57%, 2006...................                       1,000,000 (b)      1,015,681
                                     First Colony,
                                       Sr. Notes, 6 5/8%, 2003......................                 500,000            498,704
                                     Ford Motor Credit,
                                       Notes, 6 5/8%, 2003..................                       1,500,000          1,489,011
                                     Health and Rehabilitation Properties Trust,
                                       Sr. Floating-Rate Notes,
                                       Ser. A, 6.613%, 1999.................                         300,000 (c)        299,247
                                     NYNEX Capital Funding,
                                       Gtd. Medium-Term Notes, 7.63%, 1999..                       1,100,000 (d,e)    1,193,642
                                     Salomon:
                                       Medium-Term Floating-Rate Notes,
                                       ..Ser. D, 6 1/4%, 1999                                      1,230,000 (c)      1,224,138
                                       Sr. Notes, 7 1/8%, 1999......................                 120,000            121,796
                                                                                                                         ______
                                                                                                                      5,842,219
                                                                                                                         ______


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          OCTOBER 31, 1996
                                                                                                    Principal
Bonds and Notes (continued)                                                                           Amount             Value
                                                                                                      ______             ______

                                     Finance/Asset Backed-3.8%American Airlines Pass-Through Trusts,
                                       Pass Through Ctfs., Ser. 1991-A, 9.71%, 2007              $   995,650       $  1,123,522
                                     NationsBank Auto Grantor Trust 1995-A,
                                       Asset Backed Ctfs., Cl. A, 5.85%, 2002                         92,555             92,694
                                     Premier Auto Trust 1996-2,
                                       Asset Backed Notes, Cl. A-4, 6.575%, 2000                   1,000,000          1,012,310
                                                                                                                         ______
                                                                                                                      2,228,526
                                                                                                                         ______
  Industrial-7.3%....................Coastal,
                                       Sr. Deb., 9 3/4%, 2003...............                         100,000            115,176
                                     Columbia/HCA Healthcare,
                                       Notes, 6.91%, 2005...................                       1,500,000          1,505,892
                                     Hoechst Celanese,
                                       Notes, 6 1/8%, 2004..................                         100,000             96,963
                                     Tribune,
                                       Notes, 6 7/8%, 2006..................                       1,000,000            996,500
                                     WMX Technologies, Notes:
                                       6.70%, 2001..........................                       1,000,000          1,007,865
                                       7.10%, 2003..........................                         500,000 (f)        516,917
                                                                                                                         ______
                                                                                                                      4,239,313
                                                                                                                         ______
  Foreign/Yankee-8.7%......          ABN AMRO Bank N.V.,
                                       Sub. Notes, 7.55%, 2006..............                       1,500,000          1,563,573
                                     Hanson Overseas B.V.,
                                       Gtd. Sr. Notes, 7 3/8%, 2003.........                         500,000            514,519
                                     KfW International Finance,
                                       Gtd. Notes, 9 1/8%, 2001......................                310,000            343,512
                                     Midland Bank plc,
                                       Sub. Notes, 7 5/8%, 2006......................                425,000            442,785
                                     Province of Quebec,
                                       Deb., 7.295%, 2006...................                       1,000,000 (g)      1,036,064
                                     Royal Bank of Scotland Group plc.,
                                       Sub. Notes, 6 3/8%, 2011......................                500,000            464,375
                                     Smurfit Capital Funding plc,
                                       (Gtd. by Jefferson Smurfit Group plc),
                                       Deb., 7 1/2%, 2025...................                         750,000            736,059
                                                                                                                         ______
                                                                                                                      5,100,887
                                                                                                                         ______
  U.S. Government
    Agencies-29.0%                   Federal Home Loan Banks Board,
                                       6.702%, 10/25/2001...................                       1,000,000          1,000,987
                                     Federal Home Loan Mortgage Corp.:
                                       6.42%, 12/1/2005.....................                         178,470            172,949

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1996
                                                                                                    Principal
Bonds and Notes (continued)                                                                           Amount             Value
                                                                                                      ______             ______

  U.S. Government
    Agencies (continued)             Federal Home Loan Mortgage Corp. (continued):
                                       Multiclass Mortgage Participation Ctfs.:
                                         Ser. 1453, Cl. S, 7.148%, 2000                        $     574,683 (h)      $ 572,169
                                         Ser. 1279, Cl. PH, 7 1/4%, 2020                             400,000            405,992
                                     Federal National Mortgage Association:
                                       6 1/2%, 11/1/2025....................                       1,009,011            967,067
                                       7%, 7/1/2000-3/1/2026................                       2,533,080          2,511,604
                                       7 1/2%, 9/1/2011-6/1/2026............                       2,410,022          2,430,513
                                       8%, 9/1/2026.........................                         502,934            513,461
                                       Real Estate Mortgage Investment
                                       ....Conduit Trust, Pass-Through Ctfs.
                                       (collateralized by FNMA Pass-Through Ctfs.),
                                           Ser. 1992-98, Cl. PM, 8%, 5/25/2021                      .500,000            517,100
                                     Government National Mortgage Association I:
                                       6%, 12/15/2008-5/15/2009.............                         979,989            957,626
                                       7 1/2%, 6/15/2024-1/15/2026..........                       2,829,186          2,852,351
                                       8%, 2/15/2008-12/15/2022......................              1,975,495          2,051,274
                                       8 1/2%, 11/15/2026    ......................                1,500,000 (i)      1,555,313
                                       9 1/2%, 4/15/2018....................                          62,035             67,367
                                     Government National Mortgage Association II:
                                       6%, 11/20/2025.......................                         234,991            238,810
                                       6 1/2%, 1/20/2024....................                         162,473            164,402
                                                                                                                         ______
                                                                                                                     16,978,985
                                                                                                                         ______
  U.S. Government-28.6%...           U.S. Treasury Bonds,
                                       7 1/8%, 2/15/2023....................                         775,000            810,844
                                     U.S. Treasury Notes:
                                       5 3/4%, 8/15/2003.................                          1,000,000            974,219
                                       5 7/8%, 6/30/2000.................                          5,750,000          5,729,336
                                       6 1/2%, 8/15/2005.................                          4,750,000          4,801,211
                                       6 3/4%, 5/31/1999....................                         750,000            765,879
                                       7%, 7/15/2006........................                         500,000            522,188
                                       8%, 8/15/1999.....................                          3,000,000          3,160,078
                                                                                                                         ______
                                                                                                                     16,763,755
                                                                                                                         ______
                                     TOTAL BONDS AND NOTES
                                     (cost $56,189,483).....................                                         $56,769,494
                                                                                                                         ======

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
                                                                                                    Principal
Short-Term Investments-1.6%                                                                           Amount             Value
                                                                                                      ______             ______

  Repurchase Agreement;              Salomon Brothers, 5.52%
                                       Dated 10/31/1996, due 11/1/1996 in the amount
                                       of $930,143 (fully collateralized by
                                       $915,000 U.S.Treasury Notes, 6 5/8%,
                                       7/31/2001 value $964,357)
                                       (cost $930,000)...................                        $   930,000      $     930,000
                                                                                                                         ======
TOTAL INVESTMENTS (cost $57,119,483)........................................                           98.5%        $57,699,494
                                                                                                        ====             ======
CASH AND RECEIVABLES (NET)...............................................                               1.5%       $    892,828
                                                                                                        ====             ======
NET ASSETS..................................................................                          100.0%        $58,592,322
                                                                                                        ====             ======
Notes to Statement of Investments:
    (a)  Reflects date security can be redeemed at holders' option; the stated maturity date is 2/15/2036.
    (b)  Reflects date security can be redeemed at holders' option; the stated maturity date is 8/15/2026.
    (c)  Variable rate security-interest rate subject to periodic change.
    (d)  Reflects date security can be redeemed at holders' option; the stated maturity date is 10/15/2009.
    (e)  Interest rate is 7.63% until 10/15/1999, date on which the interest rate increases to 8.23% until stated maturity.
    (f)  Reflects date security can be redeemed at holders' option; the stated maturity date is 8/01/2026.
    (g)  Reflects first date security can be redeemed at holders' option; the stated maturity is 7/22/2026.
    (h)  Inverse floater security-interest rate subject to periodic change.
    (i)  Purchased on a forward commitment basis.
















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      OCTOBER 31, 1996
                                                                                                      Cost            Value
                                                                                                     ______           ______
ASSETS:                          Investments in securities-See Statement of Investments         $57,119,483      $57,699,494
                                 Cash.......................................                                         148,891
                                 Receivable for investment securities sold..                                       3,576,667
                                 Interest receivable........................                                         741,678
                                                                                                                      ______
                                                                                                                  62,166,730
                                                                                                                      ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        26,299
                                 Payable for investment securities purchased                                       3,548,109
                                                                                                                      ______
                                                                                                                   3,574,408
                                                                                                                      ______
NET ASSETS..................................................................                                     $58,592,322
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $58,655,128
                                 Accumulated undistributed investment income-net1,686
                                 Accumulated net realized gain (loss) on investments                                (644,503)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                                580,011
                                                                                                                      ______
NET ASSETS..................................................................                                     $58,592,322
                                                                                                                      ======

                                            NET ASSET VALUE PER SHARE
                                                ________________-

                                                                                                 Institutional       Retail
                                                                                                    Shares           Shares
                                                                                                     ______           ______
Net Assets..................................................................                  $     126,448      $58,465,874
Shares Outstanding..........................................................                         10,292        4,755,424
NET ASSET VALUE PER SHARE...................................................                         $12.29           $12.29
                                                                                                        ===              ===






SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF OPERATIONS
FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $2,121,183
EXPENSES:                        Management fee-Note 2(a)...................                      $ 169,710
                                 Distribution fees (Institutional shares)-Note 2(b)                   2,940
                                 Directors' fees and expenses-Note 2(c).....                         1,227
                                                                                                      ____
                                       Total Expenses.......................                                         173,877
                                                                                                                       _____
INVESTMENT INCOME-NET.......................................................                                       1,947,306
                                                                                                                       _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                      $(644,503)
                                 Net unrealized appreciation (depreciation) on investments          580,011
                                                                                                      ____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         (64,492)
                                                                                                                       _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,882,814
                                                                                                                       =====
















SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996*
OPERATIONS:
  Investment income-net....................................................                                     $  1,947,306
  Net realized gain (loss) on investments..................................                                         (644,503)
  Net unrealized appreciation (depreciation) on investments................                                          580,011
                                                                                                                      ______
      Net Increase in Net Assets Resulting from Operations.................                                        1,882,814
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional shares...................................................                                          (65,938)
    Retail shares..........................................................                                       (1,879,682)
                                                                                                                      ______
      Total Dividends......................................................                                       (1,945,620)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS-Note 5:
  Net proceeds from shares sold:
    Institutional shares...................................................                                        1,871,917
    Retail shares..........................................................                                        62,800,824
  Dividends reinvested:
    Institutional shares...................................................                                           54,374
    Retail shares..........................................................                                          966,635
  Cost of shares redeemed:
    Institutional shares...................................................                                       (1,739,591)
    Retail shares..........................................................                                       (5,299,031)
                                                                                                                      ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                                       58,655,128
                                                                                                                      ______
        Total Increase (Decrease) in Net Assets............................                                       58,592,322
NET ASSETS:
  Beginning of Period......................................................                                             --
                                                                                                                      ______
  End of Period............................................................                                      $58,592,322
                                                                                                                      ======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................                                        $   1,686
                                                                                                                      ______
CAPITAL SHARE TRANSACTIONS-Note 5:
                                                                                                                     Shares
                                                                                                                      ______
  Institutional Shares
  Shares sold..............................................................                                          149,686
  Shares issued for dividends reinvested...................................                                            4,407
  Shares redeemed..........................................................                                         (143,801)
                                                                                                                      ______
      Net Increase (Decrease) in Shares Outstanding........................                                           10,292
                                                                                                                      ======
  Retail Shares
  Shares sold..............................................................                                        5,108,674
  Shares issued for dividends reinvested...................................                                           79,631
  Shares redeemed..........................................................                                         (432,881)
                                                                                                                      ______
      Net Increase (Decrease) in Shares Outstanding........................                                        4,755,424
                                                                                                                      ======
    *Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period November 1, 1995
(commencement of operations) to October 31, 1996. This information has been derived from the Fund's financial statements.*

PER SHARE DATA:                                                                  Institutional Shares  Retail Shares
                                                                                      ________            ______
    Net asset value, beginning of period................................                 $12.50            $12.50
                                                                                            ___               ___
    Investment Operations:
    Investment income-net...............................................                    .71               .74
    Net realized and unrealized gain (loss)
      on investments....................................................                   (.21)             (.21)
                                                                                            ___               ___
    Total from Investment Operations....................................                    .50               .53
                                                                                            ___               ___
    Distributions:
    Dividends from investment income-net................................                   (.71)             (.74)
                                                                                            ___               ___
    Net asset value, end of period......................................                 $12.29            $12.29
                                                                                            ===               ===
TOTAL INVESTMENT RETURN.................................................                   4.18%             4.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses
      to average net assets.............................................                    .79%              .55%
    Ratio of net investment income
      to average net assets.............................................                   5.61%             6.29%
    Portfolio Turnover Rate.............................................                 198.16%           198.16%
    Net Assets, end of period (000's Omitted)...........................                   $126           $58,466
    *Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Disciplined Intermediate Bond Fund (the "Fund") which commenced operations on November 1, 1995. The Fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Institutional and Retail. Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor and Retail shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes posession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $645,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, the carryover expires in fiscal 2004.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Distribution plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Institutional shares was $2,940.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for
DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended October 31, 1996, amounted to $115,269,553 and $58,458,266, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $580,011, consisting of $693,387 gross unrealized appreciation and $113,376 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 5-ACQUISITION OF COMMON TRUST ASSET:
    On March 22, 1996, the Fund acquired all of the assets of the TBC Pooled Employee Fixed Income Fund, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 773,272 Retail shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $9,472,581 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.


DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 9, 1996


[Dreyfus lion "d" logo]
DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                       302/702AR9610
[Dreyfus logo]
Disciplined
Intermediate
Bond Fund
Annual Report
October 31, 1996



DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus International Equity Allocation Fund. For the annual reporting period ended October 31, 1996, the Fund's Institutional shares and Retail shares posted total returns of 12.62% and 12.80% respectively.* The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index") returned 10.47% for that same period.**
    Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and the Fund's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor. Institutional shares are sold primarily through financial intermediaries.
    Effective August 5, 1996 (the "effective date"), the Fund's Investment Sub-Advisory Agreement with S.A.M. Finance, S.A. was terminated and The Dreyfus Corporation assumed responsibility for the day-to-day portfolio management of the Fund. Also on the effective date, the stock selection process for the Fund changed from an active process to a passive process. The same active country and currency allocation models are still used for the Fund. As a result of the change from an active to passive stock selection process, the fee payable by the Fund to Dreyfus was reduced from 1.50 of 1% to 1.25 of 1% of the Fund's average daily net assets.
ECONOMIC REVIEW
    The German monetary easing over a year ago has led to what appears to be the beginning of a European economic recovery. Countries in the European Union continue their negotiations to establish a single currency by January 1, 1999. As a precondition, Germany continues to argue for a strict interpretation of the criteria relating to member country budget deficits, particularly during times of recession. Interest rates in most European countries have fallen over the reporting period in anticipation of further progress toward monetary union.
    Germany and France, two major engines of the European Union, continue to sputter economically. However, Germany shows signs of recovering from its moribund rate of economic growth and the industrial sector, spurred by strong foreign demand for German goods, is strengthening. Exports are likely to continue to play a strong role in extending the momentum of this emerging economic recovery into next year. Germany continues to suffer from high labor costs and high unemployment. France is also burdened with high unemployment (12.5%) but, like Germany, is also experiencing a solid pick-up in export demand. With an inflation rate target of 2.5% in mind for next year, Britain recently tightened monetary policy. Regarding entry into the European Monetary Union, Italy and Spain appear likely to overshoot the 3% budget deficit range for 1997. Interest rates have fallen in both countries reflecting the slow-growth paths of their economies.
    Japan's economic recovery remains tenuous. Fiscal stimulation (resulting in growing budget deficits) and rock-bottom interest rates have succeeded in priming the economy, but the slow pace of structural reforms of both the financial system and the bureaucracy has reduced the impact of these measures.
THE PORTFOLIO AND THE MARKET
    As of October 31, 1996, the portfolio was diversified among 267 stocks allocated over the 20 countries that comprise the EAFE Index. The Fund uses an asset allocation model. Active investment decisions are made to allocate investments among Japan, the United Kingdom, Germany, and France. The model is based on fundamental principles of investment analysis that examine the expected returns from each country appropriately adjusted for risk. The other countries in the EAFE index are generally weighted in the same proportion as the index.



    The largest overweighted positions versus the EAFE Index were Japan (41.4% vs 35.4%), Germany (14.1% vs 7.3%) and France (11.3% vs 6.8%). The
largest underweighted position was the United Kingdom (3.3% vs 18.2%). The better-than-index investment performance resulted from strong stock market returns in Germany and France. Underweighting in the United Kingdom and overweighting in Japan led to outperformance in the first half of the year, but these markets reversed in the second half of the year and on net, these positions have roughly broken even. Performance has also been enhanced by a partial hedging of the Yen, Deutschmark, and French Franc exposure. Although the Fund's performance exceeded the EAFE Index for the reporting period, this performance advantage eroded somewhat over the past six months due to the slow-developing Japanese economic recovery and the resulting reversal in the performance of the Japanese stock market. The low interest rate environment in Japan combined with the large fiscal stimulus program has yet to spur investor confidence in the economy and the stock market. The stock market in the United Kingdom rallied substantially over this same period as the Pound strengthened versus the Dollar.
    The Fund maintained partially hedged Deutchmark, French Franc and Yen positions over the last six months of the reporting period. The Fund uses a currency valuation model to determine when to hedge currency exposure. The model considers the differences in real (inflation-adjusted) interest rates across countries. These differences arise due to the different Central Bank monetary policies pursued by each country. Our hedging strategy proved beneficial to the Fund's investment performance as the Dollar appreciated against the above three currencies. We continue to partially hedge our Yen to our Deutschmark exposure.
    We believe that the current low interest rate environment in continental Europe and Japan will prove beneficial to long-term equity investments. We believe that the gloom has been overdone regarding Japan and the stock market there reflects attractive long-term value. Conversely, since corporate earnings have not kept pace with the advance of equity prices in the United Kingdom, that stock market appears to be significantly overvalued at current levels.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                      Very truly yours,
                              [Charles J. Jacklin, Ph.D. signature logo]
                                      Charles J. Jacklin, Ph.D.
                                      Portfolio Manager
November 22, 1996
San Francisco, CA

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND                OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND INSTITUTIONAL SHARES AND RETAIL SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration
Mark) INDEX
[Exhibit A:
Dollars
$11,440
International Equity
Allocation Fund
(Retail Shares)
$11,405
International Equity
Allocation Fund
(Institutional Shares)
$11,014
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFERegistration Mark) Index*
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
    Institutional Shares*                                           Retail Shares*
_____________________________                                  _____________________________
Period Ended 10/31/96                                          Period Ended 10/31/96
_________                                                      _________
1 Year                                             12.62%      1 Year                                               12.80%
From Inception (9/15/94)                            6.37        From Inception (9/15/94)                             6.52

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Institutional shares and Retail shares of Dreyfus International Equity Allocation Fund on 9/15/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration
Mark) Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/15/94. All dividends and capital gain distributions are reinvested.
The Fund's objective is to exceed the total return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*Effective July 15, 1996, the Fund's Investor shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS                                                                                OCTOBER 31, 1996
Common Stocks-82.2%                                                                                      Shares       Value
                                                                                                         ______       ______
  Australia-.5%                      Amcor..........................                                 3,000        $   18,625
                                     Broken Hill Proprietary................                         2,453            32,537
                                     Coca Cola Amatil.......................                         1,012            13,904
                                     ICI Australia..........................                         1,000             9,820
                                     Pacific Dunlop.........................                         5,912            13,109
                                     Westpac Banking........................                         3,200            18,245
                                                                                                                      ______
                                                                                                                     106,240
                                                                                                                      ______
  Austria-.2%                        Oesterreichische El Wirtsch......                                 300            20,851
                                     Strabag Oesterreich AG.................                           420            25,224
                                                                                                                      ______
                                                                                                                      46,075
                                                                                                                      ______
  Belgium-1.2%                       Electrabel......................                                   50            11,577
                                     Electrabel Strip VVPR..................                            50 (a)            51
                                     Fortis......................................                      102            14,287
                                     Fortis Strip VVPR......................                             2 (a)             1
                                     Petrofina SA...........................                           600           184,010
                                     Solvay Et Cie, Series A, NPV...........                            50            29,861
                                                                                                                      ______
                                                                                                                     239,787
                                                                                                                      ______
  Denmark-.9%                        Danisco..........................                               3,000           171,326
                                                                                                                      ______
  Finland-.4%                        Enso Oy A........................                               5,000            39,063
                                     Kone B.................................                           400            39,437
                                     Nokia AB, Cl. K........................                           200             9,243
                                                                                                                      ______
                                                                                                                      87,743
                                                                                                                      ______
  France-8.3%                        AXA..............................                               2,100           130,853
                                     Accor.......................................                      104            13,030
                                     Banque Nationale de Paris..............                         1,012            37,780
                                     CPR Cie Parisienne De Reescompte.......                           636            50,390
                                     Carrefour..............................                           150            83,045
                                     Chargeurs..............................                            10               433
                                     Compagnie De St. Gobain................                           377            50,764
                                     Compagnie Financiale (Paribas).........                           655            42,054
                                     Eridania Beghin-Say....................                           700           111,196
                                     L'Air Liquide..........................                           770           118,559
                                     Lafarge................................                           673            40,294
                                     L'Oreal................................                           209            70,601
                                     Lyonnaise des Eaux.....................                           428            37,753
                                     Moulinex...............................                         1,700 (a)        32,512
                                     Pathe.......................................                       10 (a)         2,691
                                     Pechiney A.............................                           339            14,521
                                     Peugeot................................                           200            20,803
                                     Promodes...............................                           300            80,792
                                     Rhone-Poulenc..........................                         3,137            92,745
                                     SAGEM..................................                            50            31,029
                                     SEITA.......................................                    1,200            48,217
                                     Saint Louis Bouchon....................                           100            25,311
                                     Salomon................................                           500            44,689

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

  France (continued)                 Sanofi....................                                      1,524     $     137,729
                                     Sefimeg Ste Francaise..................                           100             7,708
                                     Sidel.......................................                      900            59,909
                                     Societe National Elf Aquitaine.........                         1,857           148,145
                                     Thomson CSF............................                         1,063            33,087
                                     Total B.....................................                       12               936
                                     Unibail................................                           200            19,866
                                     Union des Assurances de Paris..........                         4,112            85,220
                                     Union Immobiliere De France............                           150            11,592
                                                                                                                      ______
                                                                                                                   1,684,254
                                                                                                                      ______
  Germany-4.8%                       Agiv............................                                2,500 (a)        36,232
                                     Allianz.....................................                       50            89,526
                                     BASF........................................                    2,000            63,768
                                     Bayer.......................................                    1,000            37,694
                                     Bilfinger & Berger Bau.................                           500            20,191
                                     Brau Und Brunnen.......................                            50 (a)         4,084
                                     Ckag Colonia Koncern...................                            70             5,211
                                     Continental............................                         1,000            17,457
                                     Daimler-Benz...........................                         2,000 (a)       117,128
                                     Dresdner Bank..........................                         2,500            66,700
                                     Linde.......................................                      100            61,759
                                     Muenchener Rueckvesicherungs...........                            50           119,236
                                     RWE Aktiengesellschaft.................                         3,000           123,202
                                     Schering...............................                         1,000            80,270
                                     Siemen.................................                         2,000           103,096
                                     Victoria Holdings......................                            40            25,191
                                                                                                                      ______
                                                                                                                     970,745
                                                                                                                      ______
  Hong Kong-3.9%                     Cheung Kong (Holdings)........                                 25,000           200,471
                                     China Light & Power....................                         8,740            40,581
                                     HSBC Holdings..........................                         3,842            78,263
                                     Hang Seng Bank.........................                         3,400            40,346
                                     Hong Kong & China Gas..................                        69,120           121,580
                                     Hong Kong Telecommunications...........                        23,218            40,990
                                     Shangri-La Asia........................                       100,000           142,916
                                     South China Morning Post...............                        90,000            76,826
                                     Sun Hung Kai Properties................                         4,220            48,030
                                                                                                                      ______
                                                                                                                     790,003
                                                                                                                      ______
  Italy-2.5%                         Aedes Spa-Ligure Lombard..........                              5,000            20,824
                                     Assicurazioni Generali.................                         2,320            44,717
                                     Banca Commercial Italiana SPA..........                        25,000            43,014
                                     ENI.........................................                   15,400            73,578
                                     Fiat SPA...............................                        20,000            53,072
                                     Finanziaria Autogrill SPA..............                        24,000 (a)        24,463
                                     Italgas.....................................                   30,000           110,799
                                     Mediobanca.............................                        10,000            52,571
                                     Telecom Italia Mobile..................                        30,680            63,190

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
Common Stocks (continued)                                                                          Shares             Value
                                                                                                    ______            ______

  Italy (continued)                  Telecom Italia Mobile SPA                                      10,680     $      23,854
                                                                                                                      ______
                                                                                                                     510,082
                                                                                                                      ______
  Japan-36.3%                        Ajinomoto........................                              20,800           220,811
                                     Asahi Chemical Industry................                        70,900           441,647
                                     Asahi Glass............................                           800             8,423
                                     Bank of Tokyo-Mitsubishi...............                         2,620            53,329
                                     Bridgestone............................                           400             6,738
                                     Canon.......................................                    2,100            40,165
                                     Chudenko...............................                         2,000            61,239
                                     Chugai Pharmaceutical..................                           400             3,650
                                     Dai-Ichi Kango Bank....................                         4,210            68,332
                                     Dai Nippon Printing....................                           800            13,476
                                     Dai-Tokoy Fire & Marine Insurance...................           11,000            68,617
                                     Daido Steel............................                           200               825
                                     Daikyo Kanko...........................                         2,000            12,423
                                     Daishowa Paper Manufacturing...........                        11,400 (a)        67,212
                                     Daiwa House Industry...................                         8,400           116,441
                                     Denki Kagaku Kougyo....................                           600             1,806
                                     Fuji Bank..............................                         4,900            88,129
                                     Fuji Photo Film........................                           200             5,738
                                     Fujita......................................                   17,000            62,941
                                     Fujitsu.....................................                   21,800           191,262
                                     Furukawa Electric......................                        13,000            68,889
                                     Haseko.................................                        12,000 (a)        40,744
                                     Hitachi.....................................                   13,900           123,171
                                     Honda Motor............................                           400             9,546
                                     House Food Industrial..................                           220             3,802
                                     Industrial Bank of Japan...............                         2,200            43,815
                                     Itochu......................................                    1,500             9,041
                                     Japan Air Lines........................                         3,600 (a)        20,530
                                     Japan Energy...........................                           600             1,969
                                     Joyo Bank..............................                           462             3,048
                                     Kajima......................................                      800             6,871
                                     Kamigumi...............................                           400             3,088
                                     Kandenko...............................                           105             1,133
                                     Kansai Electric Power..................                         9,999           209,665
                                     Kawasaki Steel.........................                        16,600            51,119
                                     Kinki Nippon Railway...................                           995             6,591
                                     Kirin Brewery..........................                         7,000            71,855
                                     Komatsu................................                           600             4,906
                                     Konica......................................                   18,000           120,179
                                     Kumagai-Gumi...........................                        27,000            85,278
                                     Kyocera................................                         1,200            79,067
                                     Kyushu Electric Power..................                           101             2,065
                                     Mabuchi Motor..........................                         1,000            50,886
                                     Maeda Road Construction................                           200             2,878
                                     Marubeni...............................                        68,000           314,406

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

  Japan (continued)                  Marudai Food...............                                       200   $         1,230
                                     Maruha.................................                           400 (a)         1,246
                                     Marui.......................................                    3,000            55,536
                                     Matsushita Electric Works..............                        10,400           166,064
                                     Mitsubishi Chemical....................                           900             3,672
                                     Mitsubishi Heavy Industries............                        44,700           343,152
                                     Mitsubishi Trust & Banking.............                           200             2,948
                                     Mitsui & Company.......................                           400             3,229
                                     Mitsui Marine & Fire Insurance.........                           600             3,895
                                     Mitsui Trust & Banking.................                           600             5,790
                                     NEC.........................................                      800             8,703
                                     Nikon.......................................                    8,600            95,069
                                     Nippon Express.........................                         8,000            64,924
                                     Nippon Fire & Marine Insurance.........                        38,000           200,036
                                     Nippon Light Metal.....................                           400             1,923
                                     Nippon Oil.............................                           800             4,562
                                     Nippon Steel...........................                         5,100            14,855
                                     Nippon Yusen Kaisha....................                        10,800            54,009
                                     Nomura Securities......................                         4,000            65,976
                                     Oji Paper...................................                   30,000           219,249
                                     Orient......................................                   26,000           159,449
                                     Orix........................................                    2,000            74,399
                                     Osaka Gas..............................                        45,000           138,972
                                     Sakura Bank............................                        28,600           270,995
                                     Sanwa Shutter..........................                           200             1,651
                                     Sekisui House..........................                        12,000           126,338
                                     Seven-Eleven Japan NPV.................                           119             6,912
                                     Sharp.......................................                    8,000           121,425
                                     Shizuoka Bank..........................                           400             4,562
                                     Snow Brand Milk Products...............                           500             3,093
                                     Sony........................................                      940            56,327
                                     Sumitomo Bank..........................                        14,307           251,044
                                     Sumitomo Coal Mining...................                        12,000            55,483
                                     Sumitomo Electric Industries...........                           800            10,528
                                     Sumitomo Metal Industries..............                        40,000           109,844
                                     Sumitomo Trust & Banking...............                           850             9,396
                                     Takara Standard........................                        12,000           111,599
                                     Takeda Chemical Industries.............                         1,000            17,108
                                     Tokai Bank.............................                         6,800            78,751
                                     Tokio Marine & Fire Insurance..........                           800             8,773
                                     Tokyo Broadcasting System..............                        12,000           183,190
                                     Tokyo Electric Power...................                         1,272            29,127
                                     Tokyo Gas..............................                        35,000           109,010
                                     Tokyu.......................................                    5,820            39,062
                                     Toppan Printing........................                        12,000           146,341
                                     Toray Industries.......................                        21,000           126,575
                                     Toshiba................................                        10,000            62,467
                                     Toyo Engineering.......................                         5,000            28,251

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

  Japan (continued)                  Toyobo.....................                                     1,200    $        3,674
                                     Toyota Motor...........................                        25,014           590,346
                                     Ube Industries.........................                           600             1,937
                                     Yakult Honsha..........................                           200             2,492
                                     Yamato Transport.......................                           400             4,141
                                     Yasuda Trust & Banking.................                        43,000           209,379
                                     Yokogawa Electric......................                         2,900            25,697
                                                                                                                      ______
                                                                                                                   7,362,152
                                                                                                                      ______
  Malaysia-2.5%                      Amsteel Berhad.................                               110,000            80,111
                                     Kemayan................................                         3,000             4,251
                                     Malayan Banking Berhad.................                         7,000            69,266
                                     Perusahaan Otomobil....................                         9,000            56,996
                                     Renong Berhad..........................                        14,000            22,054
                                     Resorts World Berhad...................                        23,000           132,001
                                     Tanjong................................                        25,000            96,972
                                     Technology Resources Industrial Berhad..............            1,000 (a)         2,395
                                     Telekom Malaysia Berhad................                         4,000            35,306
                                     Tenaga Nasional Berhad.................                         1,000             3,998
                                                                                                                      ______
                                                                                                                     503,350
                                                                                                                      ______
  Netherlands-4.4%                   Akzo Nobel..................                                      800           100,547
                                     Elsevier...............................                        15,000           248,663
                                     ING Groep..............................                         2,607            81,071
                                     Ihc Caland.............................                         3,000           167,010
                                     Philips Electronics....................                         3,000           105,461
                                     Royal Dutch Petroleum..................                           455            74,946
                                     Stad Rotterdam.........................                         3,103           116,561
                                                                                                                      ______
                                                                                                                     894,259
                                                                                                                      ______
  New Zealand-.5%                    Fisher & Paykel..............                                  24,509            89,648
                                                                                                                      ______
  Norway-.5%                         Aker..............................                              4,500            93,901
                                                                                                                      ______
  Singapore-1.4%                     Development Bank of Singapore                                   2,000            24,006
                                     Keppel......................................                   10,000            74,574
                                     Oversea-Chinese Banking................                         4,000            45,739
                                     Singapore Airlines.....................                        11,000            96,875
                                     United Overseas Bank...................                         5,000            48,651
                                                                                                                      ______
                                                                                                                     289,845
                                                                                                                      ______
  Spain-1.9%                         Banco Bilbao Vizcaya..............                              1,800            87,461
                                     Empresa Nacional De Electricidad.......                         1,400            85,690
                                     Fomento de Construcciones y Contratas..                           700            56,834
                                     Repsol......................................                    1,100            35,905
                                     Telefonica de Espana...................                         6,000           120,376
                                                                                                                      ______
                                                                                                                     386,266
                                                                                                                      ______

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

  Sweden-2.7%                        ABB AB Series B..................                               2,000     $     222,830
                                     Astra Series A.........................                           500            22,952
                                     Astra Series B.........................                         2,000            91,199
                                     Diligentia.............................                           100 (a)         1,284
                                     Esselte.....................................                    4,000            89,375
                                     Skandinaviska Enskilda Banken..........                         1,700            14,212
                                     Stora Kopparbergs......................                         1,000            13,072
                                     Svenska Handelsbanken..................                           600            14,774
                                     Telefonaktiebolget Ericsson B..........                         2,600            70,345
                                                                                                                      ______
                                                                                                                     540,043
                                                                                                                      ______
  Switzerland-6.1%                   ABB.........................                                       63            77,577
                                     Ciba Geigy (Regd Shrs).................                            45            55,235
                                     Danzas Holding.........................                            50            56,169
                                     Moevenpick Holding.....................                           150            39,614
                                     Nestle......................................                       53            57,366
                                     Pharma Vision 2000.....................                           140 (a)        64,454
                                     Roche Holding..........................                            39           293,922
                                     Roche Holding (Bearer Shrs)............                             7            85,534
                                     Sandoz......................................                       50            57,706
                                     Sandoz (Regd Shrs).....................                            55            63,346
                                     Schindler Holding......................                            53            53,815
                                     Schweizerische Bankgesellschaft........                           121           114,847
                                     Schweizerische Bankverein..............                           175            33,593
                                     Schweizerische Rueckversicherungs Gesellschaft                    100           106,898
                                     Winterthur Schweizerische Versicherungs Gesellschaft              140            83,106
                                                                                                                      ______
                                                                                                                   1,243,182
                                                                                                                      ______
  United Kingdom-3.2%                Allied Irish Banks.......                                      11,285            71,533
                                     Arjo Wiggins Appleton..................                         1,933             5,033
                                     B.A.T. Industries......................                         5,000            34,826
                                     Barclays...............................                         4,281            67,126
                                     British Aerospace......................                           645            12,229
                                     British Petroleum......................                           223             2,399
                                     British Steel..........................                         3,763            10,457
                                     British Telecommunications.............                         9,056            52,393
                                     Dawson International...................                         6,075             5,734
                                     East Midlands Electricity..............                         1,497            13,277
                                     Glaxo Wellcome.........................                         3,335            52,211
                                     Grand Metropolitan.....................                           739             5,574
                                     Hanson.................................                        13,335            17,578
                                     Harrisons & Crosfield..................                         8,008            16,681
                                     Imperial Chemical Industries...........                         2,142            27,957
                                     Imperial Tobacco Group.................                         1,333 (a)         7,799
                                     Kwik Save..............................                         1,275             6,598
                                     Legal & General........................                         7,985            42,103
                                     Marks & Spencer........................                         1,000             8,397
                                     Meyer International....................                         2,343            15,824

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    ______            ______

  United Kingdom (continued)         National Westminster Bank                                       2,932    $       33,472
                                     Northern Foods.........................                         6,149            19,914
                                     Redland................................                           434             2,966
                                     Royal Bank of Scotland.................                         4,000            33,166
                                     Sedgwick Group.........................                         4,166             8,441
                                     Smithkline Beecham.....................                         3,142            38,759
                                     Southern Electric......................                         1,041            10,910
                                     Tesco.......................................                      116               628
                                     Unigate................................                         3,984            28,203
                                     Wolseley...............................                           375             2,911
                                                                                                                      ______
                                                                                                                     655,099
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $15,879,661)...................                                     $16,664,000
                                                                                                                      ======
Preferred Stocks-.4%
  Germany;.....................      Friedrich Grohe
                                       (cost $88,928).......................                           300    $       83,202
                                                                                                                      ======
Warrants-.0%
  Hong Kong;                         Hong Kong & China Gas
                                       (cost $830)..........................                         5,760   $         2,123
                                                                                                                      ======
                                                                                                   Principal
Short-Term Investments-14.1%                                                                        Amount
                                                                                                    ______
                                 Repurchase Agreements-12.7%UBS Securities Inc., Tri-Party Repurchase
                                       Agreement, 5.46% dated 10/31/96 to
                                       be repurchased at $2,566,389 on
                                       11/1/96 collateralized by $2,545,000
                                       U.S. Treasury Notes, 6.25% due 6/30/98                 $..2,566,000      $  2,566,000
                                                                                                                      ______
  U.S. Treasury Bills-1.4%           5.255%, 12/19/1996                                            290,000 (b)       288,005
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,854,068)....................                                    $  2,854,005
                                                                                                                      ======
TOTAL INVESTMENTS (cost $18,823,487)........................................                          96.7%      $19,603,330
                                                                                                      ====            ======
CASH AND RECEIVABLES (NET)..................................................                           3.3%     $    659,684
                                                                                                      ====            ======
NET ASSETS..................................................................                         100.0%      $20,263,014
                                                                                                      ====            ======


Notes to Statement of Investments:
    (a)  Non-income producing.
    (b) Held by the custodian in a segregated account as collateral for open futures positions.



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF FINANCIAL FUTURES                                                                     OCTOBER 31, 1996

                                                                          Unrealized
                                                                         Market Value                     Appreciation
                                                          Number of        Covered                         (Depreciation)
Financial Futures Long:                                   Contracts      by Contracts        Expiration     at 10/31/96
_______________________                                    ______          _______             _______       _______
CAC 40 ......................................                  7          $561,988           December `96    $ 27,456
Deutsche Aktienindex.........................                  5           865,928           December `96      41,996
Deutsche Aktienindex.........................                  5           888,282           March `97            527
Nikkei 300...................................                  37          993,382           December `96     (10,376)
                                                                                                                _____
                                                                                                             $ 59,603
                                                                                                                =====


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1996
                                                                                                     Cost             Value
                                                                                                   _______            ______
ASSETS:                          Investments in securities-See Statement of Investments        $18,823,487       $19,603,330
                                 Cash.......................................                                         136,993
                                 Cash denominated in foreign currencies.....                        52,327            53,015
                                 Receivable for investment securities sold..                                         454,180
                                 Net unrealized appreciation on forward
                                 .......        currency exchange contracts-Note 1(e)                                 25,356
                                 Dividends and interest receivable..........                                          68,358
                                 Receivable for futures variation margin....                                           1,937
                                                                                                                      ______
                                                                                                                  20,443,169
                                                                                                                      ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        21,693
                                 Due to Distributor.........................                                               5
                                 Payable for investment securities purchased                                         158,407
                                 Directors' fee payable.....................                                              50
                                                                                                                      ______
                                                                                                                     180,155
                                                                                                                      ______
NET ASSETS..................................................................                                     $20,263,014
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $18,315,711
                                 Accumulated undistributed investment income-net346,291
                                 Accumulated net realized gain (loss) on investments                                 638,011
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments and foreign currency transactions (including
                                 ........        $59,603 net unrealized appreciation
                                 .......................        on financial futures)                                963,001
                                                                                                                      ______
NET ASSETS..................................................................                                     $20,263,014
                                                                                                                      ======
                                           NET ASSET VALUE PER SHARE
                                                _______________-
                                                                                               Institutional          Retail
                                                                                                   _______            ______
Net Assets..................................................................                    $1,561,015       $18,701,999
Shares Outstanding..........................................................                       140,380         1,681,197
NET ASSET VALUE PER SHARE...................................................                        $11.12            $11.12
                                                                                                      ====              ====




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF OPERATIONS                                                                 YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $ 49,822 foreign taxes withheld
                                     at source).............................                   $   310,702
                                 Interest...................................                        28,965
                                                                                                    _____-
                                       Total Income.........................                                     $   339,667
EXPENSES:                        Management fee-Note 2(a)...................                       273,154
                                 Distribution fees (Institutional shares)-Note 2(c)                  9,629
                                 Directors' fees and expenses-Note 2(d).....                           687
                                                                                                    _____-
                                       Total Expenses.......................                                         283,470
                                                                                                                      _____-
INVESTMENT INCOME-NET.......................................................                                          56,197
                                                                                                                      _____-
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                   $   943,227
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                       350,238
                                 Net realized gain (loss) on financial futures                       7,555
                                                                                                    _____-
                                       Net Realized Gain (Loss).............                                       1,301,020
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions (including $59,603
                                     net unrealized appreciation on financial futures)                               864,038
                                                                                                                      _____-
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       2,165,058
                                                                                                                      _____-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,221,255
                                                                                                                      ======












SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Year Ended         Year Ended
                                                                                             October 31, 1996*  October 31, 1995
                                                                                                 _________         ________-
OPERATIONS:
  Investment income-net....................................................                 $       56,197    $       76,451
  Net realized gain (loss) on investments..................................                      1,301,020           414,513
  Net unrealized appreciation (depreciation) on investments................                        864,038            60,242
                                                                                                    ______            ______
      Net Increase (Decrease) in Net Assets Resulting from Operations......                      2,221,255         551,206
                                                                                                    ______            ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional shares...................................................                        (24,383)             (180)
    Retail shares..........................................................                       (116,090)          (26,993)
  Net realized gain on investments:
    Institutional shares...................................................                        (73,149)               _-
    Retail shares..........................................................                       (241,414)               _-
                                                                                                    ______            ______
      Total Dividends......................................................                       (455,036)          (27,173)
                                                                                                    ______            ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Institutional shares...................................................                      4,048,327           671,731
    Retail shares..........................................................                      5,893,163         7,539,619
  Issued in exchange for shares of Dreyfus/Laurel International Fund:
    Institutional shares...................................................                             _-         6,499,140
  Dividends reinvested:
    Institutional shares...................................................                         92,802                70
    Retail shares..........................................................                        325,030            12,651
  Cost of shares redeemed:
    Institutional shares...................................................                     (7,131,303)       (3,340,391)
    Retail shares..........................................................                     (1,993,211)       (6,559,623)
                                                                                                    ______            ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                      1,234,808         4,823,197
                                                                                                    ______            ______
        Total Increase (Decrease) in Net Assets............................                      3,001,027         5,347,230
NET ASSETS:
  Beginning of Period......................................................                     17,261,987        11,914,757
                                                                                                    ______            ______
  End of Period............................................................                    $20,263,014       $17,261,987
                                                                                                    ======            ======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................                  $     346,291    $       76,362
                                                                                                    ______            ______



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
CAPITAL SHARE TRANSACTIONS:                                                                         Shares           Shares
                                                                                                    ______            ______
  Institutional Shares
  __________
  Shares sold..............................................................                        366,693           266,245
  Shares issued in connection with the acquisition of Dreyfus/Laurel International Fund                 _-           470,442
  Shares issued for dividends reinvested...................................                          9,080                 7
  Shares redeemed..........................................................                       (639,858)         (339,264)
                                                                                                    ______            ______
      Net Increase (Decrease) in Shares Outstanding........................                       (264,085)          397,430
                                                                                                    ======            ======
  Retail  Shares
  _______
  Shares sold..............................................................                        529,510           773,150
  Shares issued for dividends reinvested...................................                         31,835             1,314
  Shares redeemed..........................................................                       (182,281)         (650,043)
                                                                                                    ______            ______
      Net Increase (Decrease) in Shares Outstanding........................                        379,064           124,421
                                                                                                    ======            ======
*Effective July 15, 1996,  Investor Class shares were redesignated as
Institutional shares and Class R shares were redesignated as Retail shares.











SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Institutional Shares
                                                                                       ________________-________________-
                                                                                            Year Ended October 31,
                                                                                       ________________-________________-
PER SHARE DATA:                                                                          1996(1)     1995       1994(2)(3)
                                                                                          ___-        ___       ___-
    Net asset value, beginning of period..................................              $10.11     $10.06     $10.00
                                                                                          ___-       ___-       ___-
    Investment Operations:
    Investment income (loss)-net..........................................                (.12)       .01        .01
    Net realized and unrealized gain (loss)
      on investments......................................................                1.37        .06        .05
                                                                                          ___-       ___-       ___-
    Total from Investment Operations......................................                1.25        .07        .06
                                                                                          ___-       ___-       ___-
    Distributions:
    Dividends from investment income-net..................................                (.06)      (.02)        .-
    Dividends from net realized gain on investments.......................                (.18)        .-         .-
                                                                                          ___-       ___-       ___-
    Total Distributions...................................................                (.24)      (.02)        .-
                                                                                          ___-       ___-       ___-
    Net asset value, end of period........................................              $11.12     $10.11     $10.06
                                                                                          ====       ====       ====
TOTAL INVESTMENT RETURN...................................................               12.62%       .67%       .60%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                1.71%      1.75%       .39%(4)(5)
    Ratio of net investment income to average net assets..................                 .03%       .04%       .44%(4)(5)
    Portfolio Turnover Rate...............................................               34.24%     64.85%        .-
    Average commission rate paid (6)......................................              $.0219         .-         .-
    Net Assets, end of period (000's Omitted).............................              $1,561     $4,088        $71

(1)Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares.
(2)The Fund commenced operations on August 12, 1994.
(3)Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon
Bank, N.A. served as the investment manager.
(4)Not annualized.
(5)These ratios have been restated to reflect current year's presentation.
(6)For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                Retail Shares
                                                                                       ________________________________
                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                          1996(1)      1995    1994(2)(3)(4)
                                                                                           ___         ___       ____-
    Net asset value, beginning of period..................................              $10.12      $10.06      $10.00
                                                                                           ___         ___         ___
    Investment Operations:
    Investment income-net.................................................                 .04         .06         .02
    Net realized and unrealized gain (loss)
      on investments......................................................                1.23         .02         .04
                                                                                           ___         ___         ___
    Total from Investment Operations......................................                1.27         .08         .06
                                                                                           ___         ___         ___
    Distributions:
    Dividends from investment income-net..................................                (.09)       (.02)         .-
    Dividends from net realized gain on investments.......................                (.18)         .-          .-
                                                                                           ___         ___         ___
    Total Distributions...................................................                (.27)       (.02)         .-
                                                                                           ___         ___         ___
    Net asset value, end of period........................................              $11.12      $10.12      $10.06
                                                                                           ===         ===         ===
TOTAL INVESTMENT RETURN...................................................               12.80%        .81%        .60%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                1.43%       1.50%        .33%(5)(6)
    Ratio of net investment income to average net assets..................                 .36%        .52%        .49%(5)(6)
    Portfolio Turnover Rate...............................................               34.24%      64.85%         .-
    Average commission rate paid (7)......................................              $.0219          .-          .-
    Net Assets, end of period (000's Omitted).............................             $18,702     $13,174     $11,844
(1)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.
(2)  The Fund commenced operations on August 12, 1994.
(3)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the investment manager.
(4)  Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(5)  Not annualized.
(6)  These ratios have been restated to reflect current year's presentation.
(7)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus International Equity Allocation Fund
(the "Fund"). The Fund's investment objective is to exceed the total return of the Morgan Stanley Capital International-Europe Australia Far East (MSCI
EAFE) Index. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Prior to August 5, 1996, S.A.M. Finance, S.A. (the "Sub-Advisor"), a wholly-owned subsidiary of Credit Commercial de France, served as the Fund's sub-investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, Investor shares were redesignated as Institutional Class shares and Class R shares were redesignated as Retail shares. The Fund is authorized to issue 60 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Institutional (24 million shares authorized) and Retail (36 million shares authorized). Retail shares are offered to any investor and Institutiona l shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked priced is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996, and their related unrealized appreciation (depreciation) are set forth in the Statement of Financial Futures.
    (e) Forward currency exchange contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. In addition, the following summarizes open forward currency exchange contracts at October 31, 1996:


                                                                                                           Unrealized
                                                     Foreign Currency                                     Appreciation
Forward Currency Contracts                               Amounts           Proceeds          Value      (Depreciation)
_____________                                            _______-          _______          ______-         ______-
Sales:
 __-
    French Francs, expiring 11/29/96.............       2,286,854       $  448,051      $   446,276      $    1,775
    French Francs, expiring 1/3/97.................     1,965,000          387,367          384,758           2,609
    Japanese Yen, expiring 12/17/96..............     220,311,000        2,076,530        1,943,978         132,552
Buys:                                                                         Cost
 __-                                                                           __-
    Dutch Guilder, expiring 11/5/96...........             32,336           19,077           19,009             (68)
    German Deutschmark, expiring 11/5/96      ...         530,200          361,490          350,359         (11,131)
    Hong Kong Dollars, expiring 11/4/96  ......           268,419           34,717           34,716              (1)
    Italian Lira, expiring 11/8/96.......              17,034,413           11,241           11,216             (25)
    Malaysian Ringgit, expiring 11/12/96.........          10,135            4,010            4,011               1
    Swiss Francs, expiring 11/5/96................         30,544           24,254           24,079            (175)
    Swedish Krona, expiring 11/5/96.............          429,133           65,408           65,227            (181)
                                                                                                              _____
      Total..............................                                                                  $125,356
                                                                                                              =====
    (f) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and
dividends from net realized capital gain are normally declared and paid annually, but the Fund may

DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (g) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,256,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with Dreyfus Laurel International Fund. If not applied, $1,229,000 of the carryover expires in fiscal 2000 and $27,000 expires in fiscal 2002.
    In accordance with SOP 93-2, the Fund reclassed $762,959 from undistributed gains, $354,205 to undistributed income-net and $408,754 to paid-in-capital.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Prior to August 5, 1996, the Fund was contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinar y expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (b) Sub-advisory agreement: Prior to August 5, 1996, pursuant to a Sub-advisory agreement among the Fund, the Sub-Advisor and the Manager, the Sub-Advisor was paid an annual fee of .25% of the value of the Fund's average daily net assets and was paid by the Manager out of its fee.
    (c) Distribution plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1996, the distribution fee for the Instituitional shares was $9,629.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (d) Director's fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for
DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1996 amounted to $6,273,174 and $8,402,793, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $964,802, consisting of $2,291,739 gross unrealized appreciation and $1,326,937 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 5-REORGANIZATION:
    On April 19, 1995, the Dreyfus/Laurel International Equity Allocation Fund, acquired the assets and certain liabilities of the Dreyfus Laurel International Fund, in exchange for shares of the Dreyfus/Laurel
International Equity Allocation Fund, pursuant to a plan of reorganization approved by Dreyfus/Laurel International Fund shareholders on May 1, 1995. Total shares issued by Dreyfus/Laurel International Equity Allocation Fund and the total net assets of Dreyfus International Fund acquired are set forth in the Statement of Changes in Net Assets.


DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and statement of financial futures, of Dreyfus International Equity Allocation Fund of The Dreyfus/Laurel Funds,
Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Allocation Fund of The
Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 9, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1996.
    -the total amount of taxes paid to those foreign countries was $49,822. -the total amount of income sourced from foreign countries was $49,121. As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1996 calendar year with Form 1099-DIV which will be mailed by January 31, 1997.
    For Federal tax purposes the Fund also designates $.019 per share as a long-term capital gain distribution paid on December 19, 1995.


[Dreyfus lion "d" logo]
DREYFUS INTERNATIONAL EQUITY
ALLOCATION FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                       723/323AR9610
[Dreyfus logo]
International
Equity Allocation
Fund
Annual Report
October 31, 1996


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Institutional Government Money Market Fund. For its annual reporting period ended October 31, 1996, your Fund provided an annualized yield of 5.11%. The annualized effective yield was 5.23% after taking into account the effect of compounding.*
THE ECONOMY
    The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proven unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the current inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers _ the initiators of two thirds of all economic activity _ remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also decline d from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
_ its lowest level in two decades _ provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
THE MARKET AND THE PORTFOLIO
    During the reporting period ended October 31, 1996, the bond market settled into its usual summer trading range after a volatile first four months of 1996. Yields on six month Treasury Bills traded for most of the period between 5.25% and 5.50%. Economic reports indicated the economy was not growing as fast as previously feared. Employment growth moderated after having shocked investors by its strength early in the year. Moreover, fears of unexpected increases in inflation subsided as prices of oil and grains moved lower throughout the summer. By the end of the reporting period, investors' thinking turned positive, comfortable in the belief the bond market could move to lower yield levels by the end of 1996, given the evidence that the economy was growing at a moderate pace.

    The Fed since lowering short-term interest rates in January 1996 has kept the level of Fed funds at 5.25%. Accordingly, money market rates ended the reporting period essentially unchanged since the beginning of the year. The Fund invests primarily in Government obligations. At the end of the reporting period, the Fund had an average maturity of 49 days.
    The Fund's targeted average maturity range is currently 40 to 50 days. We consider this policy to be neutral because we do not expect any change in Fed policy over the near term. If the Fed were expected to increase (decrease) interest rates, the targeted average maturity would be lowered (raised). We currently expect to maintain such a policy unless we anticipate a change in the level of short-term interest rates.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                      Sincerely,
                               (Laurie Carroll Signature Logo)
                                      Laurie Carroll
                                      Portfolio Manager
November 15, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1996
                                                                            Annualized
                                                                             Yield on
                                                                             Date of         Principal
U.S. Government Agencies_76.6%                                               Purchase        Amount         Value
                                                                            ___________     __________       _________
Federal Home Loan Banks, Discount Notes
    11/6/96 ...................................................                  5.29%    $ 10,000,000      $ 9,992,743
    11/19/96...................................................                  5.46       10,000,000        9,973,300
    1/10/97 ...................................................                  5.34       10,000,000        9,898,306
    3/7/97.....................................................                  5.43       15,000,000       14,721,750
Federal Home Loan Banks, Notes
    5.325%, 3/18/97 ...........................................                  5.41       15,000,000       14,989,157
Federal Home Loan Mortgage Corp., Discount Notes
    11/1/96 ...................................................                  5.46       10,000,000       10,000,000
    11/12/96...................................................                  5.30       10,000,000        9,984,019
    11/21/96...................................................                  5.22       15,000,000       14,956,750
    12/20/96...................................................                  5.28       31,140,000       30,918,939
    1/17/97 ...................................................                  5.28       11,991,000       11,857,377
Federal National Mortgage Association, Discount Notes
    11/8/96 ...................................................                  5.28       15,000,000       14,984,804
    11/20/96...................................................                  5.48       10,000,000        9,971,606
    12/20/96...................................................                  5.52       10,000,000        9,926,500
    1/27/97 ...................................................                  5.35       15,000,000       14,809,325
    2/21/97 ...................................................                  5.32       15,000,000       14,756,400
    2/24/97 ...................................................                  5.31       15,000,000       14,750,354
Federal National Mortgage Association, Notes
    4.78%, 2/14/97 ............................................                  4.85       10,000,000        9,996,672
                                                                                                           ____________
TOTAL U.S. GOVERNMENT AGENCIES (cost $226,488,002).............                                            $226,488,002
                                                                                                           =============

Repurchase Agreements_23.3%
Donaldson, Lufkin & Jenrette Securities Inc.
    dated 10/31/96, due 11/1/96 in the amount of
    $25,003,840 (fully collateralized by $7,552,000
    U.S. Treasury Bonds 10.75% to 13.375%, due from
    8/15/01 to 2/15/15, and by $14,709,000
    U.S. Treasury Notes 4.75% to 9.00%, due from
    11/30/96 to 9/30/01, value $25,511,994)....................                  5.53%   $  25,000,000     $ 25,000,000
Goldman, Sachs & Co.
    dated 10/31/96, due 11/1/96 in the amount of
    $43,810,099 (fully collateralized by $44,763,000
    U.S. Treasury Bills due 11/14/96, value $44,685,411).......                  5.55       43,803,346       43,803,346
                                                                                                           ____________
TOTAL REPURCHASE AGREEMENTS (cost $68,803,346)...............                                             $  68,803,346
                                                                                                           =============
TOTAL INVESTMENTS (cost $295,291,348)...............                             99.9%                     $295,291,348
                                                                               =======                     =============
CASH AND RECEIVABLES (NET)..........................                               .1%                    $     142,772
                                                                               =======                     =============
NET ASSETS..........................................                            100.0%                     $295,434,120
                                                                               =======                     =============

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                        OCTOBER 31, 1996
                                                                                                Cost              Value
                                                                                             ________________   _____________
ASSETS:                          Investments in securities_See Statement of Investments
                                 (including Repurchase Agreements of $68,803,346)              $295,291,348     $295,291,348
                                 Cash.......................................                                         11,882
                                 Interest receivable........................                                        209,803
                                                                                                               ____________
                                                                                                                295,513,033
                                                                                                               ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       39,457
                                 Due to Distributor.........................                                         39,456
                                                                                                               ____________
                                                                                                                     78,913
                                                                                                               ____________
NET ASSETS..................................................................                                   $295,434,120
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                   $295,430,185
                                 Accumulated net realized gain (loss) on investments                                  3,935
                                                                                                               ____________
NET ASSETS .................................................................                                   $295,434,120
                                                                                                               =============
SHARES OUTSTANDING
(2 billion shares of $.001 par value Capital Stock authorized)..............                                    295,430,185
NET ASSET VALUE, offering and redemption price per share ...................                                          $1.00
                                                                                                                      =====





SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                         YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                    $17,642,370
EXPENSES:                        Management fee_Note 2(a)...................                          $458,878
                                 Shareholder servicing costs _Note 2(b).....                           486,082
                                 Directors' fees and expenses_Note 2(c).....                            27,204
                                                                                                  ____________
                                       Total Expenses.......................                                        972,164
                                                                                                               ____________
INVESTMENT INCOME_NET.......................................................                                     16,670,206
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                          3,935
                                                                                                               ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $16,674,141
                                                                                                               =============




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended               Year Ended
                                                                                        October 31, 1996         October 31, 1995
                                                                                       _________________         _______________
OPERATIONS:
  Investment income_net..................................................             $   16,670,206               $   23,390,500
  Net realized gain (loss) on investments................................                      3,935                      __
                                                                                       _________________         _______________
      Net Increase (Decrease) in Net Assets Resulting from Operations....                 16,674,141                   23,390,500
                                                                                       _________________         _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..................................................                (16,670,206)                 (23,390,500)
                                                                                       _________________         _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..........................................              2,776,506,338                2,466,577,709
  Dividends reinvested.................................................                    2,946,604                    2,614,140
  Cost of shares redeemed................................................             (2,999,834,397)              (2,423,387,079)
                                                                                       _________________         _______________
      Increase( Decrease) in Net Assets from Capital Stock Transactions..               (220,381,455)                  45,804,770
                                                                                       _________________         _______________
        Total Increase (Decrease) in Net Assets..........................               (220,377,520)                  45,804,770
NET ASSETS:
  Beginning of Period....................................................                515,811,640                  470,006,870
                                                                                       _________________         _______________
  End of Period..........................................................              $ 295,434,120               $  515,811,640
                                                                                       ==================        ================



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                               Year Ended October 31,
                                                                                ________________________________________________
PER SHARE DATA:                                                                  1996      1995      1994(1)      1993      1992
                                                                                ______    ______     _______     ______    ______
    Net asset value, beginning of period.........                              $  1.00    $ 1.00      $ 1.00    $  1.00    $ 1.00
                                                                                ______    ______     _______     ______    ______
    Investment Operations;
    Investment income_net(2).....................                                 .051      .056        .036       .029      .039
                                                                                ______    ______     _______     ______    ______
    Distributions;
    Dividends from investment income_net.........                                (.051)    (.056)      (.036)     (.029)   (.039)
                                                                                ______    ______     _______     ______    ______
    Net asset value, end of period...............                              $  1.00   $  1.00     $  1.00    $  1.00   $  1.00
                                                                                ======    ======     =======     ======    ======
TOTAL INVESTMENT RETURN..........................                                 5.25%     5.71%       3.63%      2.97%     3.92%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                                  .30%      .30%        .30%       .30%      .30%
    Ratio of net investment income
       to average net assets.....................                                 5.14%     5.55%       3.60%      2.93%     3.82%
    Net Assets, end of period (000's Omitted)....                             $295,434  $515,812    $470,007   $406,69   $391,364
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.(2)  For the years ended October 31, 1993 and
1992 the investment adviser reimbursed expenses of the Fund amounting to
$.0001 and $.0004 per share, respectively.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Institutional Government Money Market Fund (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates, to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) SHAREHOLDER SERVICING PLAN: The Fund has adopted a Shareholder Servicing Plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1996, the Fund incurred service fees of $486,082.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.
    (C) DIRECTORS' FEES: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets, and its financial highlights for each of the year set forth above, in conformity with generally accepted accounting principles.

                      (KPMG PEAT MARWICK, LLP. Signature Logo)
New York, New York
December 9, 1996








(Dreyfus Lion D Logo)
DREYFUS INSTITUTIONAL GOVERNMENT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                           919AR9610
(Dreyfus Logo)
Institutional
Government
Money Market Fund
Annual Report
October 31, 1996

Dreyfus
Institutional Prime
Money Market Fund
Annual Report


October 31, 1996

Dreyfus Institutional Prime Money Market Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Institutional Prime Money Market Fund. For its annual reporting period ended October 31, 1996, your Fund provided an annualized yield of 5.19%. The annualized effective yield was 5.32% after taking into account the effect of compounding.*

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proven unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the current inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers--the initiators of two thirds of all economic activity--remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion--its lowest level in two decades--provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

THE MARKET AND THE PORTFOLIO

    During the reporting period ended October 31, 1996, the bond market settled into its usual summer trading range after a volatile first four months of 1996. Yields on six-month commercial paper traded for most of the period between 5.40% and 5.65%. Economic reports indicated the economy was not growing as fast as previously feared. Employment growth moderated after having shocked investors by its strength early in the year. Moreover, fears of unexpected increases in inflation subsided as prices of oil and grains moved lower throughout the summer. By the end of the period investors' thinking turned positive, comfortable in the belief the bond market could move to lower yield levels by the end of 1996, given the evidence that the economy was growing at a moderate pace.

    The Fed, since lowering short-term rates in January 1996, has kept the level of Fed funds at 5.25%. Accordingly, money market rates ended the reporting period essentially unchanged since the beginning of the year. The Fund invests in high grade money market instruments. At the end of the reporting period, the Fund had an average maturity of 41 days.

    The Fund's targeted average maturity range is currently 40 to 50 days. We consider this policy to be neutral because we do not expect any change in Fed policy over the near term. If the Fed were expected to increase (decrease) interest rates, the targeted average maturity would be lowered (raised). We currently expect to maintain such a policy unless we anticipate a change in short-term interest rates.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.


                                    Sincerely,




                                    Laurie Carroll
                                    Portfolio Manager


November 15, 1996
New York, N.Y.


*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------
Statement of Investments              October 31, 1996

                                                      Principal
Negotiable Bank Certificates of Deposit--9.6%          Amount         Value
-----------------------------------------------     ------------   ------------
Bank Of Tokyo-Mitsubishi (Yankee)
    5.62%, 1/28/97.............................     $ 20,000,000   $ 19,997,529
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.51%, 12/31/96............................       10,000,000     10,000,822
Industrial Bank of Japan Ltd. (Yankee)
    5.45%, 1/24/97.............................       10,000,000     10,000,460
Sanwa Bank Ltd. (London)
    5.55%, 12/16/96............................       15,000,000     15,001,490
                                                                   ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $55,000,301)...........................                    $ 55,000,301
                                                                   ------------
                                                                   ------------

Commercial Paper--74.3%
-----------------------------------------------
ABN-AMRO North America Finance Inc.
    5.44%, 11/12/96............................     $ 15,000,000   $ 14,975,708
AT&T Corp.
    5.55%, 11/18/96............................       15,000,000     14,961,608
Abbey National North America
    5.37%, 11/19/96............................       15,000,000     14,960,250
Alliance & Leicester Building Society
    5.54%, 11/25/96............................       15,000,000     14,945,600
American Honda Finance Corp.
    5.38%, 12/12/96............................       10,000,000      9,939,411
Anheuser-Busch Companies Inc.
    5.52%, 11/1/96-7/3/97......................       27,000,000     26,640,778
Avon Capital Corp.
    5.30%, 11/22/96............................       19,500,000     19,439,940
CSC Enterprises
    5.30%, 11/13/96............................       20,000,000     19,964,800
Caterpillar Financial Services Corp.
    5.42%, 11/13/96............................       15,000,000     14,973,600
Cooper Industries Inc.
    5.62%, 11/1/96.............................       14,000,000     14,000,000
CoreStates Capital Corp.
    5.59%, 11/18/96............................        5,000,000      4,987,061
Daimler-Benz North America Corp.
    5.54%, 2/11/97.............................       19,450,000     19,150,762

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------
Statement of Investments (continued)  October 31, 1996

                                                      Principal
Commercial Paper (continued)                           Amount         Value
-----------------------------------------------     ------------   ------------
Dean Witter, Discover & Co.
    5.36%-5.50%, 1/6/97-1/9/97.................     $ 25,000,000   $ 24,751,133
FINOVA Capital Corp.
    5.34%-5.49%, 11/4/96-2/4/97................       20,000,000     19,784,033
General Motors Acceptance Corp.
    5.66%, 5/1/97..............................        6,480,000      6,301,462
Heller Financial Inc.
    5.44%, 1/17/97.............................       10,000,000      9,885,142
Hewlett-Packard Co.
    5.47%, 12/6/96.............................        8,000,000      7,958,000
ITT Industries Inc.
    5.56%, 1/8/97..............................       15,000,000     14,844,167
Monte Rosa Capital Corp.
    5.27%, 11/19/96............................       25,000,000     24,934,375
NationsBank Corp.
    5.53%, 11/6/96.............................       15,000,000     14,988,646
Northern Rock Building Society
    5.43%, 12/16/96............................       15,000,000     14,900,062
Royal Bank of Canada
    5.47%, 12/31/96............................       15,000,000     14,867,500
Southern California Gas Co.
    5.39%, 12/2/96.............................          280,000        278,710
Sweden (Kingdom of)
    5.55%-5.72%, 11/25/96-2/14/97..............       16,000,000     15,929,225
Toyota Motor Credit Corp.
    5.37%, 11/27/96............................       15,000,000     14,942,583
Transamerica Finance Corp.
    5.45%, 4/1/97..............................       10,000,000      9,776,856
USAA Capital Corp.
    5.46%, 1/16/97.............................       15,000,000     14,830,583
U.S. Bancorp
    5.62%, 11/7/96.............................       10,000,000      9,990,800
Whirlpool Corp.
    5.43%, 12/4/96.............................       20,000,000     19,901,550
                                                                   ------------
TOTAL COMMERCIAL PAPER
    (cost $427,804,345)........................                    $427,804,345
                                                                   ------------
                                                                   ------------
Dreyfus Institutional Prime Money Market Fund
-----------------------------------------------------
Statement of Investments (continued) October 31, 1996

                                                      Principal
Repurchase Agreements--16.0%                           Amount         Value
-----------------------------------------------     ------------   ------------
Donaldson, Lufkin & Jenrette Securities Inc.,
 5.53% dated 10/31/96, due 11/1/96 in the amount
 of $40,006,144 (fully collateralized by
 $5,500,000 U.S. Treasury Bills due 1/2/97,
 $9,678,000 U.S. Treasury Bonds 8.125% to 14.00%
 due 5/15/09 to 5/15/21 and by $22,438,000 U.S.
 Treasury Notes 5.125% to 8.875% due 4/15/98 to
 5/15/05 value $40,843,906).....................     $ 40,000,000   $ 40,000,000
Goldman, Sachs & Co.,
 5.55% dated 10/31/96, due 11/1/96 in the amount
 of $52,348,589 (fully collateralized by
 $49,416,000 U.S. Treasury Notes 7.75% due
 11/30/99 to  12/31/99 value $53,398,946).....        52,340,520     52,340,520
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
      (cost $92,340,520)......................                     $ 92,340,520
                                                                   ------------
                                                                   ------------
TOTAL INVESTMENTS
      (cost $575,145,166)..............  99.9%                     $575,145,166
                                        ------                     ------------
                                        ------                     ------------

CASH AND RECEIVABLES (NET).............     1%                     $    554,858
                                        ------                     ------------
                                        ------                     ------------
NET ASSETS............................. 100.0%                     $575,700,024
                                        ------                     ------------
                                        ------                     ------------

See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
-------------------------------------------------------
Statement of Assets and Liabilities    October 31, 1996

                                                                                    Cost               Value
                                                                                 ------------        ------------
ASSETS:          Investments in securities--See Statement of Investments
                   (including Repurchase Agreements of $92,340,520)..........    $575,145,166        $575,145,166
                                                                                                     ------------
                 Cash........................................................                             320,576
                 Interest Receivable.........................................                             389,153
                                                                                                     ------------
                                                                                                      575,854,895
                                                                                                     ------------
LIABILITIES:     Due to The Dreyfus Corporation..............................                              77,436
                 Due to Distributor..........................................                              77,435
                                                                                                     ------------
                                                                                                          154,871
                                                                                                     ------------
NET ASSETS...................................................................                        $575,700,024
                                                                                                     ------------
                                                                                                     ------------
REPRESENTED BY:  Paid-in capital.............................................                        $575,700,190
                 Accumulated net realized gain (loss) on investments.........                                (166)
                                                                                                     ------------
NET ASSETS...................................................................                        $575,700,024
                                                                                                     ------------
                                                                                                     ------------

SHARES OUTSTANDING
(4 billion shares of $.001 par value Capital Stock authorized)...............                         575,700,190

NET ASSET VALUE, offering and redemption price per share.....................                               $1.00
                                                                                                            -----
                                                                                                            -----


See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
--------------------------------------------------------
Statement of Operations    Year Ended October 31, 1996


INVESTMENT INCOME

INCOME             Interest Income.......................................                                  $31,867,897

EXPENSES:          Management fee--Note 2(a).............................              $808,812
                   Shareholder servicing costs--Note 2(b)................               862,061
                   Directors' fees and expenses--Note 2(c)...............                53,248
                                                                                       --------
                         Total Expenses                                                                      1,724,121
                                                                                                           -----------

INVESTMENT INCOME--NET...................................................                                   30,143,776

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).......................                                         (166)
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                  $30,143,610
                                                                                                           -----------
                                                                                                           -----------


See notes to financial statements.




Dreyfus Institutional Prime Money Market Fund
-------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                               Year Ended          Year Ended
                                                                                             October 31, 1996    October 31, 1995
                                                                                             ----------------    ----------------
OPERATIONS:
    Investment income--net....................................................                $   30,143,776       $   51,980,944
    Net realized gain (loss) on investments...................................                          (166)               2,472
                                                                                              --------------       --------------
         Net Increase (Decrease) in Net Assets Resulting from Operations......                    30,143,610           51,983,416
                                                                                              --------------       --------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:...................................................                   (30,143,776)         (51,980,944)
    Net realized gain on investments..........................................                        (2,472)            --
                                                                                              --------------       --------------
         Total Dividends......................................................                   (30,146,248)         (51,980,944)
                                                                                              --------------       --------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):*
    Net proceeds from shares sold:
        Class I shares........................................................                 3,991,999,649        6,764,968,751
        Class II shares.......................................................                      --                979,545,884
    Dividends reinvested:
        Class I shares........................................................                    12,134,814           14,679,121
        Class II shares.......................................................                      --                  6,095,405
    Cost of shares redeemed:
        Class I shares........................................................                (4,202,033,832)      (6,687,828,845)
        Class II shares.......................................................                      --               (985,641,289)
                                                                                              --------------       --------------
          Increase (Decrease) in Net Assets from Capital Stock Transactions...                  (197,899,369)          91,819,027
                                                                                              --------------       --------------
             Total Increase (Decrease) in Net Assets..........................                  (197,902,007)          91,821,499

NET ASSETS:
    Beginning of Period.......................................................                   773,602,031          681,780,532
                                                                                              --------------       --------------
    End of Period.............................................................                $  575,700,024       $  773,602,031
                                                                                              --------------       --------------
                                                                                              --------------       --------------

* Effective November 1, 1995 the Fund's Class 1 designation was eliminated and these shares were redesignated as shares of the Fund.


See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
-------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.(1)

                                                                              Class I Shares
                                                             ----------------------------------------------------
                                                                           Year Ended October 31,
                                                             ----------------------------------------------------
PER SHARE DATA:                                               1996       1995       1994(2)       1993      1992
                                                             ------     ------     ---------     ------    ------
    Net asset value, beginning of period...............      $ 1.00     $ 1.00      $ 1.00       $ 1.00    $ 1.00
                                                             ------     ------      ------       ------    ------
    Investment Operations:

    Investment income--net(3)..........................        .052       .056        .035         .030      .040
                                                             ------     ------      ------       ------    ------
    Distributions:

    Dividends from investment income--net..............       (.052)     (.056)      (.035)       (.030)    (.040)
                                                             ------     ------      ------       ------    ------
    Net asset value, end of period.....................      $ 1.00     $ 1.00      $ 1.00       $ 1.00    $ 1.00
                                                             ------     ------      ------       ------    ------
                                                             ------     ------      ------       ------    ------
TOTAL INVESTMENT RETURN................................        5.33%      5.77%       3.67%        3.04%     4.09%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets.............        .30%       .30%        .29%         .27%      .29%

    Ratio of net investment income
        to average net assets...........................       5.25%      5.61%       3.58%        2.99%     4.04%

    Net Assets, end of period (000's Omitted)...........   $575,700   $773,602    $681,781     $824,080  $950,322

(1) Prior to October 31, 1995, shares of the Fund were designated
    Class I shares. Effective November 1, 1995 the Fund's Class I and Class II designations were eliminated and the Fund became a single class Fund.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) For the years ended October 31, 1993 and 1992 the investment adviser reimbursed expenses of the Fund amounting to $.00005 and $.0001 per share, respectively.


See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.

                                                           Class II Shares
                                                        --------------------
                                                             Year Ended
                                                         October 31, 1995(1)
PER SHARE DATA:                                             (Unaudited)
                                                        --------------------
    Net asset value, beginning of period..........            $ -- (2)
                                                              -----
    Investment Operations:

    Investment income--net........................             .028
                                                              -----
    Distributions:

    Dividends from investment income--net.........            (.028)
                                                              -----
    Net asset value, end of period................            $ -- (2)
                                                              -----
                                                              -----
TOTAL INVESTMENT RETURN...........................             2.81%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets.......              .20%(3)

    Ratio of net investment income
        to average net assets.....................             5.67%(3)

    Net Assets, end of period (000's Omitted).....            $ --

(1) The Fund commenced selling Class II shares on November 3, 1994.
(2) Beginning and end of the year there were no shares outstanding. All shares were purchases and redeemed during the year.
(3) Annualized.

See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
---------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Institutional Prime Money Market Fund (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the

Dreyfus Institutional Prime Money Market Fund
-------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $167 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Shareholder servicing plan: The Fund has adopted a Shareholder Servicing Plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1996, the Fund incurred service fees of $862,061.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

    (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the periods set forth above, in conformity with generally accepted accounting principles.

                                                     KPMG Peat Marwick LLP

New York, New York
December 9, 1996

Dreyfus Institutional Prime
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.    922AR9610

Dreyfus
Institutional
U.S. Treasury
Money Market Fund
Annual Report



October 31, 1996

Dreyfus Institutional U.S. Treasury Money Market Fund
---------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report on the Dreyfus Institutional U.S. Treasury Money Market Fund. For its annual reporting period ended October 31, 1996, your Fund provided an annualized yield of 5.03%. The annualized effective yield was 5.15% after taking into account the effect of compounding.*

THE ECONOMY

        The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proven unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the current inflationary environment.

        The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers--the initiators of two-thirds of all economic activity--remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

        The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion--its lowest level in two decades--provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

        Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

THE MARKET AND THE PORTFOLIO

        During the reporting period ended October 31, 1996 the bond market settled into its usual summer trading range after a volatile first four months of 1996. Yields on six month Treasury bills traded for most of the period between 5.25% and 5.50%. Economic reports indicated the economy was not growing as fast as previously feared. Employment growth moderated after having shocked investors by its strength early in the year. Moreover, fears of unexpected increases in inflation subsided as prices of oil and grains moved lower throughout the summer. By the end of the period investors' thinking turned positive, comfortable in the belief the bond market could move to lower yield levels by the end of 1996, given the evidence that the economy was growing at a moderate pace.

        The Fed since lowering short-term interest rates in January 1996 has kept the level of Fed funds at 5.25%. Accordingly, money market rates ended the reporting period unchanged from the beginning of the year. The fund invests in U.S. Treasury securities and repurchase agreements secured by such obligations. At the end of the reporting period, the Fund had an average maturity of 41 days.

        The Fund's targeted average maturity range is currently 40 to 50 days. We consider this policy to be neutral because we do not expect any change in Fed policy over the near term. If the Fed were expected to increase (decrease) interest rates the targeted average maturity would be lowered (raised). We currently expect to maintain such a policy unless we anticipate a change in the level of short-term interest rates.

        Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.


                                        Sincerely,




                                        Laurie Carroll
                                        Portfolio Manager


November 15, 1996
New York, N.Y.


*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Institutional U.S. Treasury Money Market Fund
----------------------------------------------------------------
Statement of Investments                        October 31, 1996


                                                              Annualized
                                                               Yield on
                                                                Date of          Principal
U.S. Treasury Bills--43.8%                                     Purchase           Amount          Value
---------------------------------------------------------    -----------       ------------    ------------
  11/7/96................................................       5.24%          $ 25,000,000    $ 24,978,563
  11/14/96...............................................       5.19             25,000,000      24,953,868
  11/21/96...............................................       5.33             25,000,000      24,927,222
  12/12/96...............................................       4.93             25,000,000      24,860,771
  1/9/97.................................................       5.34             25,000,000      24,753,948
  1/16/97................................................       5.05             50,000,000      49,475,125
  1/23/97................................................       5.22             25,000,000      24,705,754
  2/13/97................................................       5.13             15,000,000      14,781,600
  2/20/97................................................       5.15             35,000,000      34,455,560
  3/20/97................................................       5.15             25,000,000      24,513,500
  4/10/97................................................       5.22             20,000,000      19,547,111
                                                                                               ------------
TOTAL U.S. TREASURY BILLS
  (cost $291,953,022)....................................                                      $291,953,022
                                                                                               ------------
                                                                                               ------------
U.S. Treasury Notes--20.3%
---------------------------------------------------------
  4.38%, 11/15/96........................................       5.29%          $ 45,000,000    $ 44,982,183
  7.25%, 11/15/96........................................       5.21             35,000,000      35,024,233
  7.25%, 11/30/96........................................       5.13             15,000,000      15,022,660
  6.25%, 1/31/97.........................................       4.37             20,000,000      20,041,101
  7.50%, 1/31/97.........................................       5.26             20,000,000      20,101,439
                                                                                               ------------
TOTAL U.S. TREASURY NOTES
  (cost $135,171,616)....................................                                      $135,171,616
                                                                                               ------------
                                                                                               ------------
Repurchase Agreements--35.3%
---------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities, Inc.
  dated 10/31/96, due 11/1/96 in the amount of
  $70,010,753 (fully collateralized by
  $17,884,000 U.S. Treasury Bills due from
  1/9/97 to 2/13/97, $19,550,000 U.S.
  Treasury Bonds, 6%-8%, due from
  5/15/2016 to 8/15/2026 and by $33,466,000
  U.S. Treasury Notes, 5.75%-8.875%, due from
  1/15/97 to 8/15/2003, value $71,479,716)...............       5.53%          $ 70,000,000    $ 70,000,000
Goldman, Sachs & Co.
  dated 10/31/96, due 11/1/96 in the amount
  of $165,247,484 (fully collateralized by
  $67,898,000 U.S. Treasury Bonds, 9.375%,
  due 2/15/2006 and by $84,640,000 U.S. Treasury
  Notes, 6.25%, due 4/30/2001, value
  $168,710,378)..........................................       5.55            165,222,012     165,222,012
                                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $235,222,012)....................................                                      $235,222,012
                                                                                               ------------
                                                                                               ------------
TOTAL INVESTMENTS
  (cost $662,346,650)............................  99.4%                                       $662,346,650
                                                  ------                                       ------------
                                                  ------                                       ------------
CASH AND RECEIVABLES (NET).......................    .6%                                       $  4,013,132
                                                  ------                                       ------------
                                                  ------                                       ------------
NET ASSETS....................................... 100.0%                                       $666,359,782
                                                  ------                                       ------------
                                                  ------                                       ------------



See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities                        October 31, 1996


                                                                                    Cost            Value
                                                                                ------------    ------------
ASSETS:             Investments in securities--See Statement of Investments
                      (including Repurchase Agreements of $235,222,012)....     $662,346,650    $662,346,650
                    Cash...................................................                          914,800
                    Interest receivable....................................                        3,253,867
                                                                                                ------------
                                                                                                 666,515,317
                                                                                                ------------
LIABILITIES:        Due to The Dreyfus Corporation.........................                           77,769
                    Due to Distributor.....................................                           77,766
                                                                                                ------------
                                                                                                     155,535
                                                                                                ------------
NET ASSETS.................................................................                     $666,359,782
                                                                                                ------------
                                                                                                ------------
REPRESENTED BY:     Paid-in capital........................................                     $666,362,032
                    Accumulated net realized gain (loss) on investments....                           (2,250)
                                                                                                ------------
NET ASSETS.................................................................                     $666,359,782
                                                                                                ------------
                                                                                                ------------
SHARES OUTSTANDING
(2 billion shares of $.001 par value Capital Stock authorized).............                      666,362,032

NET ASSET VALUE, offering and redemption price per share...................                            $1.00
                                                                                                       -----
                                                                                                       -----





See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
----------------------------------------------------------------------
Statement of Operations                    Year Ended October 31, 1996


INVESTMENT INCOME

INCOME                  Interest Income...............................                                   $36,393,718

EXPENSES:               Management fee--Note 2(a).....................          $  967,698
                        Shareholder servicing costs--Note 2(b)........           1,018,594
                        Directors' fees and expenses--Note 2(c).......              50,895
                                                                                ----------
                              Total Expenses..........................                                     2,037,187
                                                                                                         -----------
INVESTMENT INCOME--NET................................................                                    34,356,531

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)....................                                        (2,250)
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                   $34,354,281
                                                                                                         -----------
                                                                                                         -----------



See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
----------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                     Year Ended            Year Ended
                                                                                  October 31, 1996      October 31, 1995
                                                                                  ----------------      ----------------
OPERATIONS:
  Investment income--net.....................................................     $   34,356,531        $   37,628,925
  Net realized gain (loss) on investments....................................             (2,250)                   --
                                                                                  --------------        --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations........         34,354,281            37,628,925
                                                                                  --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.....................................................        (34,356,531)          (37,628,925)
                                                                                  --------------        --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..............................................      4,469,388,218         3,138,307,082
  Dividends reinvested.......................................................          2,389,411             4,562,052
  Cost of shares redeemed....................................................     (4,573,363,146)       (2,961,699,870)
                                                                                  --------------        --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions......       (101,585,517)          181,169,264
                                                                                  --------------        --------------
        Total Increase (Decrease) in Net Assets..............................       (101,587,767)          181,169,264

NET ASSETS:
  Beginning of Period........................................................        767,947,549           586,778,285
                                                                                  --------------        --------------
  End of Period..............................................................     $  666,359,782        $  767,947,549
                                                                                  --------------        --------------
                                                                                  --------------        --------------





See notes to financial statements.

Dreyfus Institutional U.S. Treasury Money Market Fund
--------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                             Year Ended October 31,
                                                             -----------------------------------------------------
PER SHARE DATA:                                               1996       1995       1994(1)       1993       1992
                                                             ------     ------     ---------     ------     ------
  Net asset value, beginning of period...................    $1.00      $1.00        $1.00        $1.00      $1.00
                                                             -----      -----        -----        -----      -----
  Investment Operations:

  Investment income--net.................................     .051       .054         .035(2)      .029(3)    .038(3)
                                                             -----      -----        -----        -----      -----
  Distributions:

  Dividends from investment income--net..................    (.051)     (.054)       (.035)       (.029)     (.038)
                                                             -----      -----        -----        -----      -----
  Net asset value, end of period.........................    $1.00      $1.00        $1.00        $1.00      $1.00
                                                             -----      -----        -----        -----      -----
                                                             -----      -----        -----        -----      -----
TOTAL INVESTMENT RETURN..................................     5.17%      5.57%        3.55%        2.91%      3.88%

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets................      .30%       .30%         .30%(4)      .30%       .30%
  Ratio of net investment income
    to average net asset.................................     5.06%      5.44%        3.55%        2.87%      3.81%
  Net Assets, end of period (000's Omitted).............. $666,360   $767,948     $586,778     $500,653   $666,378

(1) Effective October 17, 1994, The Dreyfus Corporation serves as the
    Fund's investment manager. Prior to October 17, 1994, Mellon Bank,
    N.A. served as the Fund's investment manager.
(2) Net investment income before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was $0.0350 per share.
(3) For the years ended October 31, 1993 and 1992 the investment adviser reimbursed expenses of the Fund amounting to $.00004 and $.0003 per share, respectively.
(4) Annualized expense ratio before reimbursement of expenses by the investment manager for the year ended October 31, 1994 was .31%.



See notes to financial statments.

Dreyfus Institutional U.S. Treasury Money Market Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

        The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

        (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

        It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

        (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

Dreyfus Institutional U.S. Treasury Money Market Fund
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

        (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

        The Fund has an unused capital loss carryover of approximately $2,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

        (a) Investment management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

        (b) Shareholder servicing plan: The Fund has adopted a Shareholder Servicing Plan (the "Plan"). Under the Plan, the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1996, the Fund incurred service fees of $1,018,594.

        Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

        (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

        The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Institutional U.S. Treasury Money Market Fund
-----------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years set forth above, in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

New York, New York
December 9, 1996

Dreyfus Institutional U.S. Treasury Money Market Fund
---------------------------------------------------------------
Important Tax Information (Unaudited)

        For State individual income tax purposes, the Fund hereby designates 63.15% of the ordinary income dividends paid during its fiscal year ended October 31, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus Institutional U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.       930AR9610

Money Market
Reserves
Annual Report




October 31, 1996

Dreyfus Money Market Reserves
------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to provide you with this report on Dreyfus Money Market Reserves. For the twelve months ended October 31, 1996, the Fund's conservative investment strategy continued to provide shareholders with a competitive stream of income, while maintaining a high quality portfolio and a stable $1 share price. For the twelve months ended October 31, 1996, the Fund's annualized yield was 4.82% for Investor shares and 5.02% for Class R shares. Reinvesting the Fund's dividends and calculating the effect of compounding resulted in an annualized effective yield of 4.93% and 5.14% for Investor shares and Class R shares, respectively.*

     In addition, you will be interested to know of a recent change in management of the Fund. I am now the Fund's portfolio manager, replacing Roberta Shea, who has resigned. I am a portfolio manager of The Dreyfus Corporation and serve as director of Reserve Asset Management and as the chairman of the Reserve Asset Strategy Committee at The Boston Company Asset Management, Inc. ("TBCAM"). Prior to joining TBCAM and Dreyfus, I was a vice president for State Street Global Advisors, where I served as a portfolio manager for institutional cash and enhanced cash products.

ECONOMIC ENVIRONMENT

Economy Still Growing, Not Booming

     The past few months have brought fresh evidence of a slowing, albeit still growing, U.S. economy. Real Gross Domestic Product (GDP) rose 4.7% in the second quarter of 1996, tapering to 2.2% in the third. Retail sales had been slowing for several months, and during the third quarter consumer spending rose at its weakest pace in five years. Construction and exporting activity also moved ahead more tentatively in recent months than they had during the first half of 1996. Sales of existing homes were off too, declining a larger-than-expected 2.9% in September for the fourth consecutive monthly loss. On the other hand, September's new home sales dropped a scant 0.5% and remain near a ten-year high. Factory orders for big-ticket items also rebounded in September, rising 4.6 percent for the biggest gain in almost four years. On the job front, unemployment reached a seven-year low of 5.1%.

Federal Reserve Board Watches and Waits

     Despite a long, strong cycle of economic growth, rising wage pressures and a great deal of market concern that inflation might result, inflation so far remains tame. Consequently, the Federal Reserve Board (the "Fed") did not raise short-term interest rates at its September meeting--although many analysts and investors had been convinced a hike was in the offing. They cited mixed economic signals and, in some cases, conflicting statements from Fed officials themselves as evidence supporting their expectations for higher rates. Nonetheless, the Fed maintained the hands-off monetary policy it has been pursuing since early in 1996, trusting that the economy would slow enough to dampen any inflationary forces that might be building.

MARKET ENVIRONMENT

     With inconclusive economic data suggesting stability to some and potential inflation to others, the yields of money market securities fluctuated throughout the period. In fact, many market participants had anticipated that the Fed would raise short-term rates at its September meeting, and money market yields had been moving higher based on this expectation. When the Fed left rates alone, yields lost the interest-rate rise they had built in and receded a bit.

PORTFOLIO OVERVIEW

     With changing expectations for Federal Reserve Board monetary policy producing an uncertain interest-rate environment throughout the period, we employed a somewhat defensive strategy in managing the Fund. A key element of this strategy was to maintain a portfolio maturity close to the average for its peer group. In fact, we currently intend to keep the Fund's average portfolio maturity in this neutral position until it becomes clear that the Fed is not going to raise interest rates or until yields in the longer end of the money market securities spectrum became more attractive.

     We also attempted to add yield to the portfolio during the annual period by maintaining a diversified portfolio of floating rate securities with maturities of 397 days or less. Floating rate securities provide yields that reset daily, weekly, monthly or quarterly according to certain money market indices. In the recent annual period, many of these securities often provided better returns than other money market instruments. As usual, we also invested in commercial paper with longer maturities when yields were particularly attractive.

     Our strategy enabled the Fund to maintain a solid income stream while remaining flexible and ready to respond to interest rate changes. In the months ahead, we will continue to monitor interest rates, the economy and the market carefully. At the same time, we will continue to seek a competitive level of income by investing in a well-diversified portfolio of traditional money market instruments while focusing on stability of principal, high quality and liquidity.

                                          Sincerely,





                                          David S. Hertan
                                          Portfolio Manager

November 12, 1996
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Money Market Reserves
-----------------------------------------------------------------------
Statement of Investments                               October 31, 1996

                                                                   Principal
Negotiable Bank Certificates of Deposit--6.7%                        Amount              Value
-----------------------------------------------------------       -----------        ------------
Bayerische Landesbank Girozentrale (Yankee)
  6.72%, 3/3/97 (a)........................................         $ 7,000,000      $  7,000,000
Bayerische Vereinsbank AG (Yankee)
  5.25%, 2/27/97...........................................           7,000,000         7,000,000
Deutsche Bank AG (Yankee)
  5.25%, 2/27/97...........................................           7,000,000         7,000,000
                                                                                     ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $21,000,000).......................................                          $ 21,000,000
                                                                                     ------------
                                                                                     ------------
Commercial Paper--58.2%
-----------------------------------------------------------
Abbey National North America
  5.50%, 11/29/96..........................................         $ 7,000,000      $  6,970,872
Akzo Nobel Inc.
  5.46%, 12/11/96..........................................           1,456,000         1,447,329
Alliance & Leicester Building Society
  5.44%, 11/15/96..........................................           6,150,000         6,137,324
Allianz of America Finance Corp.
  5.40%, 11/4/96...........................................           2,255,000         2,253,998
ANZ (DE) Inc.
  5.44%, 12/16/96..........................................           8,000,000         7,946,650
Bank of America FSB
  5.45%, 11/6/96...........................................           9,000,000         8,993,288
Banque Nationale de Paris
  5.52%, 1/6/97............................................           2,000,000         1,980,163
BT Securities Corp.
  5.28%, 11/18/96..........................................           7,500,000         7,481,371
Caisse D'Amortissemente De La Sociale
  5.79%, 3/10/97...........................................           5,000,000         4,899,129
Caisse des Depots et Consignations
  5.39%, 1/17/97...........................................           7,500,000         7,414,658
Cheltenham & Gloucester PLC
  5.41%, 2/28/97...........................................           7,500,000         7,368,356
Compagnie Bancaire USA Funding Corp.
  5.41%, 1/21/97...........................................           7,500,000         7,409,888
Daimler-Benz North America Corp.
  5.53%, 1/8/97............................................           2,500,000         2,474,453
Dean Witter, Discover & Co.
  5.49%, 1/28/97...........................................           2,000,000         2,001,006
Den Danske Corp. Inc.
  5.60%, 2/20/97...........................................           7,500,000         7,373,969
EksportFinans A/S
  5.31%-5.44%, 11/26/96-12/18/96...........................           7,500,000         7,462,679
Enel Commercial Paper Inc.
  5.39%, 11/7/96...........................................           2,264,000         2,261,977


Dreyfus Money Market Reserves
-------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1996

                                                                   Principal
Commercial Paper (continued)                                        Amount              Value
-----------------------------------------------------------       -----------        ------------
Fleet Funding Corp.
  5.31%, 12/3/96...........................................       $ 7,000,000        $  6,967,209
General Electric Capital Corp.
  5.40%, 1/6/97............................................         8,000,000           7,921,827
Generale Bank Inc.
  5.40%, 1/21/97...........................................         5,000,000           4,940,038
Glaxo Wellcome PLC
  5.48%, 1/3/97............................................         2,000,000           1,981,100
Household International Corp.
  5.31%, 11/14/96..........................................         7,500,000           7,485,673
Merrill Lynch & Co. Inc.
  5.55%, 1/13/97...........................................         7,000,000           6,922,924
Morgan Stanley Group Inc.
  5.39%-5.70%, 11/1/96-1/24/97.............................        13,000,000          12,913,107
Quebec (Province of)
  5.40%-5.81%, 11/22/96-3/6/97.............................         8,000,000           7,925,600
Saint-Gobain (Compagnie DE) S.A.
  5.44%, 11/7/96...........................................        10,000,000           9,991,150
Temple-Inland Inc.
  5.29%, 12/3/96...........................................         5,000,000           4,976,622
UBS Finance (DE) Inc.
  5.31%, 11/5/96...........................................         7,500,000           7,495,583
Weyerhaeuser Real Estate Co.
  5.29%, 11/25/96..........................................         3,700,000           3,687,025
Yorkshire Building Society
  5.41%, 1/10/97...........................................         8,000,000           7,916,856
                                                                                     ------------
TOTAL COMMERCIAL PAPER
  (cost $183,001,824)......................................                          $183,001,824
                                                                                     ------------
                                                                                     ------------
Corporate Notes--12.7%
-----------------------------------------------------------
Abbey National Treasury Services PLC
  5.34%, 2/21/97 (a).......................................       $ 3,000,000        $  2,999,449
American Express Centurion Bank
  5.13%-5.34%, 12/13/96-10/24/97 (a).......................         6,900,000           6,901,461
Caterpillar Financial Services Corp.
  5.48%, 11/3/97 (a).......................................         7,500,000           7,500,000
Dean Witter, Discover & Co.
  2.69%, 1/3/97 (a)........................................         5,000,000           5,000,000
Ford Motor Credit Co.
  5.56%-5.84, 3/17/97-11/3/97 (a)..........................         7,320,000           7,356,024
IBM Credit Corp.
  5.29%, 4/14/97 (a).......................................         3,000,000           3,003,977
Transamerica Finance Corp.
  5.77%, 4/7/97 (a)........................................         7,000,000           7,057,983
                                                                                     ------------
TOTAL CORPORATE NOTES
  (cost $39,818,894).......................................                          $ 39,818,894
                                                                                     ------------
                                                                                     ------------


Dreyfus Money Market Reserves
-------------------------------------------------------------------------
Statement of Investments (continued)                     October 31, 1996

                                                                   Principal
Short-Term Bank Notes--9.2%                                         Amount              Value
-----------------------------------------------------------       -----------        ------------
Bank One Milwaukee, N.A.
  5.42%, 5/14/97 (a).......................................       $ 7,000,000        $  6,997,462
First National Bank of Chicago
  5.41%, 3/12/97 (a).......................................         7,000,000           6,998,769
PNC Bank N.A.
  5.41%, 9/3/97 (a)........................................         8,000,000           7,995,380
Wachovia Bank of North Carolina, N.A.
  5.34%, 3/25/97 (a).......................................         7,000,000           6,997,713
                                                                                     ------------
TOTAL SHORT-TERM BANK NOTES
  (cost $28,989,324).......................................                          $ 28,989,324
                                                                                     ------------
                                                                                     ------------
U.S. Government Agencies--3.2%
-----------------------------------------------------------
Federal Home Loan Banks, Floating Rate Notes
  5.31%, 3/14/97-3/27/97 (a)
  (cost $9,998,149)........................................       $10,000,000        $  9,998,149
                                                                                     ------------
                                                                                     ------------
Time Deposits--11.4%
-----------------------------------------------------------
AmSouth Bank of Alabama (Cayman)
  5.69%, 11/1/96...........................................       $13,000,000        $ 13,000,000
Canadian Imperial Bank of Commerce (Cayman)
  5.63%, 11/1/96...........................................        13,000,000          13,000,000
First Union National Bank of North Carolina (Nassau)
  5.75%, 11/1/96...........................................        10,000,000          10,000,000
                                                                                     ------------
TOTAL TIME DEPOSITS
  (cost $36,000,000).......................................                          $ 36,000,000
                                                                                     ------------
                                                                                     ------------
Repurchase Agreements--1.3%
-----------------------------------------------------------
Lehman Government Securities, Inc., 5.54%
  Dated 10/31/96, due 11/1/96 in the amount of
  $4,160,640 (fully collateralized by $6,210,000
  Federal National Mortgage Association Discount Notes,
  due 12/26/96, value $4,243,498)
  (cost $4,160,000)........................................       $ 4,160,000        $  4,160,000
                                                                                     ------------
                                                                                     ------------
TOTAL INVESTMENTS
  (cost $322,968,191)...............................  102.7%                         $322,968,191
                                                      ------                         ------------
                                                      ------                         ------------

LIABILITIES, LESS CASH AND RECEIVABLES..............   (2.7%)                        $ (8,391,213)
                                                      ------                         ------------
                                                      ------                         ------------
NET ASSETS..........................................  100.0%                         $314,576,978
                                                      ------                         ------------
                                                      ------                         ------------

Notes To Statement of Investments:
(a) Variable interest rates are subject to periodic change.


See notes to financial statements.

Dreyfus Money Market Reserves
-------------------------------------------------------------------------
Statement of Assets and Liabilities                      October 31, 1996


                                                                                                       Cost              Value
                                                                                                   ------------       ------------
ASSETS:            Investments in securities--See Statement of Investments....................     $322,968,191       $322,968,191
                   Cash.......................................................................                             397,929
                   Interest receivable........................................................                           1,251,019
                                                                                                                      ------------
                                                                                                                       324,617,139
                                                                                                                      ------------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates..............................                             143,262
                   Due to Distributor.........................................................                               1,082
                   Payable for investment securities purchased................................                           9,403,752
                   Dividends payable..........................................................                             492,065
                                                                                                                      ------------
                                                                                                                        10,040,161
                                                                                                                      ------------
NET ASSETS....................................................................................                        $314,576,978
                                                                                                                      ------------
                                                                                                                      ------------
REPRESENTED BY:    Paid-in capital............................................................                        $314,586,774
                   Accumulated net realized gain (loss) on investments........................                              (9,796)
                                                                                                                      ------------
NET ASSETS....................................................................................                        $314,576,978
                                                                                                                      ------------
                                                                                                                      ------------

                                     NET ASSET VALUE PER SHARE
                                     -------------------------

                                                                                                    Investor Shares Class R
                                                                                                    ---------------   ------------
Net Assets....................................................................................       $144,167,492     $170,409,486
Shares Outstanding............................................................................        144,172,783      170,413,991
NET ASSET VALUE PER SHARE.....................................................................              $1.00            $1.00
                                                                                                            -----            -----
                                                                                                            -----            -----





See notes to financial statements.

Dreyfus Money Market Reserves
----------------------------------------------------------------------
Statement of Operations                    Year Ended October 31, 1996


INVESTMENT INCOME

INCOME                          Interest Income...................................                             $18,512,410

EXPENSES:                       Management fee--Note 2(a).........................         $1,651,339
                                Distribution fees (Investor shares)--Note 2(b)....            285,130
                                Directors' fees and expenses--Note 2(c)...........             24,150
                                                                                           ----------
                                    Total Expenses................................                               1,960,619
                                                                                                               -----------
INVESTMENT INCOME--NET............................................................                              16,551,791

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)................................                                   1,082
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                             $16,552,873
                                                                                                               -----------
                                                                                                               -----------




See notes to financial statements.

Dreyfus Money Market Reserves
-------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                          Year Ended          Year Ended
                                                                                       October 31, 1996    October 31, 1995
                                                                                       ----------------    ----------------
OPERATIONS:
  Investment income--net.........................................................        $  16,551,791       $  16,314,763
  Net realized gain (loss) on investments........................................                1,082             (10,878)
                                                                                         -------------       -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations............           16,552,873          16,303,885
                                                                                         -------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares..............................................................           (6,902,288)         (9,095,601)
    Class R shares...............................................................           (9,649,503)         (7,219,162)
                                                                                         -------------       -------------
      Total Dividends............................................................          (16,551,791)        (16,314,763)
                                                                                         -------------       -------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares..............................................................          159,934,479         314,697,956
    Class R shares...............................................................          716,962,318         225,926,525
  Issued in exchange for shares of Dreyfus/Laurel Cash Management Fund:
    Investor shares..............................................................               --             209,866,862
  Dividends reinvested:
    Investor shares..............................................................            6,757,305           8,003,722
    Class R shares...............................................................            5,233,636           4,593,646
  Cost of shares redeemed:
    Investor shares..............................................................         (184,344,018)       (374,354,965)
    Class R shares...............................................................         (691,573,952)       (215,481,690)
                                                                                         -------------       -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions..........           12,969,768         173,252,056
                                                                                         -------------       -------------
        Total Increase (Decrease) in Net Assets..................................           12,970,850         173,241,178

NET ASSETS:
  Beginning of Period............................................................          301,606,128         128,364,950
                                                                                         -------------       -------------
  End of Period..................................................................        $ 314,576,978       $ 301,606,128
                                                                                         -------------       -------------
                                                                                         -------------       -------------




See notes to financial statements.

Dreyfus Money Market Reserves
----------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                          Investor Shares
                                                                                  --------------------------------
                                                                                       Year Ended October 31,
                                                                                  --------------------------------
PER SHARE DATA:                                                                   1996       1995       1994(1)(2)
                                                                                  ----       ----       ----------
  Net asset value, beginning of period.....................................      $1.00      $1.00         $1.00
                                                                                 -----      -----         -----
  Investment Operations:

  Investment income--net...................................................       .048       .052          .021
                                                                                 -----      -----         -----
  Distributions:

  Dividends from investment income--net.....................................      (.048)     (.052)        (.021)
                                                                                 -----      -----         -----
  Net asset value, end of period...........................................      $1.00      $1.00         $1.00
                                                                                 -----      -----         -----
                                                                                 -----      -----         -----
TOTAL INVESTMENT RETURN....................................................       4.94%      5.28%         2.14%(3)

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets..................................        .70%       .70%          .71%(4)

  Ratio of net investment income
    to average net assets..................................................       4.84%      5.25%         3.31%(4)
  Net Assets, end of period (000's Omitted)................................   $144,168   $161,819        $3,611

_____________________
(1) The Fund commenced selling Investor shares on April 6, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Not annualized.
(4) Annualized.



See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------
Financial Highlights (continued)


     Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                       Class R Shares
                                                                      -----------------------------------------------
                                                                                    Year Ended October 31,
                                                                      -----------------------------------------------
PER SHARE DATA:                                                        1996     1995     1994(1)(2)     1993     1992
                                                                      -----     ----     ----------     ----     ----
  Net asset value, beginning of period...........................     $1.00     $1.00       $1.00       $1.00    $1.00
                                                                      -----     -----       -----       -----    -----
  Investment Operations:

  Investment income--net.........................................      .050      .053        .034(3)     .028     .039
                                                                      -----     -----       -----       -----    -----
  Distributions:

  Dividends from investment income--net..........................     (.050)    (.053)      (.034)      (.028)   (.039)
                                                                      -----     -----       -----       -----    -----
  Net asset value, end of period.................................     $1.00     $1.00       $1.00       $1.00    $1.00
                                                                      -----     -----       -----       -----    -----
                                                                      -----     -----       -----       -----    -----
TOTAL INVESTMENT RETURN..........................................      5.16%     5.44%       3.52%       2.84%    3.92%

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets........................       .50%      .50%        .51%(4)     .50%(5)  .50%(5)

  Ratio of net investment income
    to average net assets........................................      5.01%     5.40%       3.51%(4)    2.80%(5) 3.88%(5)

  Net Assets, end of period (000's Omitted)......................  $170,409  $139,787    $124,754    $103,760  $91,848

(1) Effective October 17, 1994, The Dreyfus Corporation serves as the
    Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A.
    served as the Fund's investment manager.
(2) The Fund commenced selling Investor shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as
    Class R shares.
(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0331.
(4) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
(5) For the year ended October 31, 1992, the investment adviser waived all or a portion of its advisory fee amounting to $.0007 per share. For the years ended October 31, 1993 and 1992, the investment adviser reimbursed expenses of the Fund amounting to $.0036 and $.0027 per share, respectively.



See notes to financial statements.

Dreyfus Money Market Reserves
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

        The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Money Market Reserves (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares:
Investor Class and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

        Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

        (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

        It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

        (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the

Dreyfus Money Market Reserves
-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

        (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

        The Fund has an unused capital loss carryover of approximately $10,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, the carryover expires in fiscal 2003.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

        (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

        (b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1996, the distribution fee for the Investor shares was $285,130.

        Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Dreyfus Money Market Reserves
---------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

     (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

        The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 4--Reorganization:

        On November 7, 1994, Dreyfus Money Market Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Cash Management Fund, in exchange for shares of Dreyfus Money Market Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Cash Management Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Money Market Reserves and the total net assets of Dreyfus/Laurel Cash Management Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus Money Market Reserves
----------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

New York, New York
December 9, 1996

Dreyfus Money Market Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.       317/717AR9610




DREYFUS MUNICIPAL RESERVES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Municipal Reserves. For the twelve months ended October 31, 1996, the Fund's annualized yield was 2.92% for Investor shares and 3.12% for Class R shares. Reinvesting the Fund's dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.96% and 3.16% for Investor shares and Class R shares, respectively.* For taxpayers in the highest Federal tax bracket of 39.60%, a comparable taxable investment would have had to yield 4.83% for Investor shares and 5.17% for Class R shares, in order to equal the Fund's return.
ECONOMIC ENVIRONMENT
Economy Still Growing, Not Booming
    The past few months have brought fresh evidence of a slowing, albeit still growing, U.S. economy. Real Gross Domestic Product (GDP) rose 4.7% in the second quarter of 1996, tapering to 2.2% in the third. Final sales diminished to a trickle everywhere over the summer, and not in just a few areas. Retail sales had been slowing for several months and during the third quarter, consumer spending rose at its weakest pace in five years. Construction and exporting activity also moved ahead more slowly in recent months than they did during the first half of 1996. Sales of existing homes were off too, declining a larger-than-expected 2.9% in September for the fourth consecutive monthly loss. On the other hand, September's new home sales dropped a scant .5% and remain near a ten-year high. Factory orders for big-ticket items also rebounded in September, rising 4.6 percent for the biggest gain in almost four years. On the job front, unemployment reached a seven-year low of 5.1%.
Federal Reserve Board Watches and Waits
    Despite a long, strong cycle of economic growth, rising wage pressures and a great deal of market concern that inflation might result, inflation remains tame. Consequently, the Federal Reserve Board (the "Fed") did not raise short-term interest rates at its September meeting - although many analysts and investors had been convinced a hike was in the offing. These pundits pointed to inconclusive economic data and, in some cases, statements from the Fed itself as proof that rising rates were imminent. Nonetheless, the Fed left rates alone in September, retaining the hands-off monetary policy it has pursued since early 1996. Apparently, the Fed continues to believe that the economy will slow enough on its own to dampen any inflationary forces that might be building beneath the surface.
MARKET ENVIRONMENT
    In addition to economic conditions and interest rates, supply and demand dynamics also influence the performance of tax-exempt securities and this annual period was no exception. Municipal money market securities remained well sought after throughout the period, especially in January and July, when demand surged according to well-established seasonal patterns. In terms of supply, economic growth raised tax revenues for some municipalities, thereby reducing their short-term borrowing needs. Some tax-exempt money market issuers also took advantage of lower long-term interest rates to refinance existing short-term municipal securities at lower rates and longer maturities.
    Although mixed economic signals and seasonal fluctuations in supply and demand produced some market volatility, the annual period concluded on a relatively positive note. Yields on tax-exempt money market securities had been strong throughout the year, and they remained essentially unchanged at the end of the period.

PORTFOLIO OVERVIEW
    Dramatic seasonal shifts in the demand for tax-exempt money market securities heavily influenced our investment strategy, which remained focused on preserving capital and maintaining a portfolio of highest quality. The Fund continued to provide shareholders with a competitive stream of federally tax-free income,** while maintaining superior quality and a stable $1 share price throughout the annual period.
    Amid the challenges of the current investment environment, your Fund used a conservative, two-part strategy that continued to serve it well. The first aspect of that strategy involved maintaining a weighted average portfolio maturity that enabled the Fund to seek to maximize its income stream while protecting its net asset value. In this market climate, that meant positioning the portfolio with a weighted average maturity more consistent with our peer group in order to keep the Fund flexible to take advantage of higher yields as they became available. We also continued to hold a large number of variable-rate securities in the portfolio. These securities provide yields that reset daily and weekly. By purchasing and selling these securities in concert with the seasonal ebb and flow of supply and demand, we have been able to boost the Fund's income stream in recent months.
    Our outlook remains one of cautious optimism. We believe the portfolio's neutral weighted average maturity, carefully chosen variable-rate security holdings, and strict credit quality standards can help the Fund to continue to produce competitive returns. As always, we will continue to monitor the market, the economy, and Federal Reserve Board policy closely in order to keep the Fund's strategy on target for current investment conditions.
                              Sincerely,
                      [John Flahive signature logo]
                              John Flahive
                              Portfolio Manager
November 12, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS                                                                               OCTOBER 31, 1996
                                                                                                      Principal
Tax Exempt Investments-100.0%                                                                          Amount          Value
                                                                                                       _______         ______
Alaska-.5%
Anchorage, Higher Education Revenue, Refunding, VRDN (Alaska Pacific
University)
  3.55% (LOC; Seattle First National Bank) (a,b)............................                    $    1,200,000  $   1,200,000
Arizona-2.0%
Pinal County Industrial Development Authority, HR, VRDN
  (Casa Grande Regional Medical Center) 3.60% (LOC; Chase Manhattan Bank) (a,b)                      5,000,000      5,000,000
California-2.1%
Eastern Municipal Water District, Water and Sewer Revenue, COP, Refunding,
VRDN
  3.40%, Series B (Insured; FGIC) (a).......................................                           200,000        200,000
Fairfield Industrial Development Authority, IDR, VRDN (R. Dakin and Co.
Project)
  3.40% (LOC; Bank of America) (a,b)........................................                           600,000        600,000
City of Glendale, Reliance Development Revenue, VRDN (Public Parking)
  3.40% (LOC; Barclays Bank) (a,b)..........................................                           900,000        900,000
Los Angeles Regional Airport Improvement Corporation, Lease Revenue, VRDN
  (American Airlines) 3.65% (LOC; Wachovia Bank and Trust Co.) (a,b)........                         1,100,000      1,100,000
Regional Airports Improvement Corporation of Los Angeles, Terminal Completion Revenue,
  VRDN (Los Angeles International Airport) 3.65% (LOC; Societe Generale) (a,b)                       2,400,000      2,400,000
Colorado-1.8%
Arapahoe County, IDR, VRDN (CSX Beckett Aviation) 3.68% (LOC; Barclays Bank) (a,b)                     700,000        700,000
Colorado Health Facilities Authority, Revenue, VRDN (North Colorado Medical
Center)
  3.55% (BPA; Credit Suisse and Insured; MBIA) (a)..........................                           200,000        200,000
Dover Valley Metropolitan District of Arapahoe County, Revenue, Refunding
  3.90%, Series B, 11/1/97 (LOC; Banque Nationale de Paris) (b).............                         1,000,000      1,000,000
Lakewood, IDR, VRDN (Service Merchandise Co., Inc. Project)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                           500,000        500,000
South Denver Metropolitan District 3.65%, 12/1/96 (LOC; Barclays Bank) (b)..                         2,000,000      2,000,000
City of Thornton, IDR, VRDN (Service Merchandise Co., Inc. Project)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                           200,000        200,000
Florida-4.1%
Florida Multi-Family Housing Finance Agency, Refunding, VRDN
  3.75%, Series E (LOC; Comerica Bank) (a,b)................................                         1,200,000      1,200,000
Hillsborough County Port District, Special Purpose Revenue, Refunding, VRDN (IMC Fertilizer)
  3.55% (LOC; Rabobank Nederland) (a,b).....................................                         2,100,000      2,100,000
Pinellas County Educational Facilities Authority,
  Pooled Independent Higher Education Revenue, CP
  3.55%, 11/25/96 (BPA; Credit Suisse and Insured; MBIA)....................                         3,700,000      3,700,000
Putnam County Development Authority, PCR, VRDN (Seminole Electric)
  3.60%, Series H-1 (Corp. Guaranty; National Rural Utility Co-Op) (a)......                         1,100,000      1,100,000
West Orange Memorial Hospital, Tax District Revenue, CP
  3.50%, Series 1-A, 11/7/96 (LOC; Rabobank Nederland) (b)..................                         2,300,000      2,300,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______         ______
Georgia-2.2%
Cobb County Development Authority, Revenue, VRDN (Nuclear Power Inc. Project)
  3.60% (LOC; Trust Co. Bank) (a,b).........................................                    $    1,730,000  $   1,730,000
Fulton County Development Authority, Industrial Revenue, VRDN
  3.65% (LOC; National Westminster Bank) (a,b)..............................                         1,900,000      1,900,000
Hart County Industrial Building Authority, IDR, Refunding, VRDN
  (Dundee Mills Inc. Project) 3.75% (LOC; Trust Co. Bank) (a,b).............                         2,000,000      2,000,000
Illinois-12.1%
Alsip, IDR, VRDN (Ardco Inc. Project) 3.75% (LOC; Harris Trust and Savings Bank) (a,b)               1,565,000      1,565,000
Burbank, IDR, VRDN (Service Merchandise Co., Inc. Project)
  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b).....................                           400,000        400,000
City of Chicago, VRDN 3.50%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)                1,000,000      1,000,000
Chicago O'Hare International Airport, General Airport Revenue, VRDN (Second
Lien)
  3.50%, Series B (LOC; Societe Generale) (a,b).............................                           780,000        780,000
Illinois Development Finance Authority, VRDN:
  IDR:
    (Columbia Graphics Corp. Project) 3.75% (LOC; Harris Trust and Savings Bank) (a,b)               2,400,000      2,400,000
    (Overton Gear and Tool Corp.) 3.75% (LOC; Harris Trust and Savings Bank) (a,b)                   2,100,000      2,100,000
  Revenue:
    (Aurora Central Catholic High School) 3.60% (LOC; Northern Trust Co.) (a,b)                      1,000,000      1,000,000
    (Council Jewish Elderly) 3.50% (LOC; Lasalle National Bank) (a,b).......                         3,500,000      3,500,000
    (Saint Paul's House Project) 3.60% (LOC; Lasalle National Bank) (a,b)...                         1,625,000      1,625,000
    (WBEZ Alliance Inc. Project) 3.65% (LOC; Lasalle National Bank) (a,b)...                         1,000,000      1,000,000
Illinois Educational Facilities Authority, Revenues, VRDN:
  (Aurora University) 3.60% (LOC; Harris Trust and Savings Bank) (a,b)......                           500,000        500,000
  (Cultural Pool) 3.50% (LOC; First Chicago Corp.) (a,b)....................                         3,000,000      3,000,000
Illinois Health Facilities Authority, Revenue, VRDN (Palos Community
Hospital)
  3.45%, Series B (LOC; ABN-Amro Bank) (a,b)................................                         2,000,000      2,000,000
City of Lockport, IDR, VRDN (Panduit Corp. Project) 3.65% (LOC; Commerzbank) (a,b)                   3,200,000      3,200,000
City of Naperville, IDR, VRDN (Service Merchandise Co., Inc. Project) 3.65% (a)                      1,800,000      1,800,000
City of New Lenox, IDR, VRDN (Panduit Corp. Project) 3.75% (LOC; Commerzbank) (a,b)                  1,300,000      1,300,000
City of Northbrook, IDR, Refunding, VRDN (Euromarket Designs Inc.)
  3.60% (LOC; Harris Trust and Savings Bank) (a,b)..........................                           100,000        100,000
City of Zion, Revenue, VRDN (H & M Enterprises LLC Project)
  3.70% (LOC; Federal Home Loan Banks) (a,b)................................                         3,050,000      3,050,000
Indiana-6.8%
City of Auburn, EDR, VRDN (RJ Tower Corp. Project) 3.90% (LOC; Comerica Bank) (a,b)                    325,000        325,000
Fort Wayne Hospital Authority, HR, VRDN (Parkview Memorial Hospital)
  3.50%, Series B (LOC; Bank of America) (a,b)..............................                         1,950,000      1,950,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______         ______
Indiana (continued)
Indiana Educational Facilities Authority, Revenue, VRDN
  (University of Notre Dame Du Lac Project)
  3.40% (Liquidity; First National Bank of Chicago) (a).....................                         $ 800,000   $    800,000
Indiana Health Facilities Financing Authority, Revenue, VRDN
  (Capital-Access Pooled Program) 3.55% (LOC; Banc One Corp.) (a,b).........                         1,500,000      1,500,000
Indiana Hospital Equipment Financing Authority, Revenue, VRDN
  3.55%, Series A (BPA; The Bank of New York and Insured; MBIA) (a).........                         8,275,000      8,275,000
City of Whiting, PCR (Amoco Project-Standard Oil)
  3.80%, 2/15/97 (Corp. Guaranty; Amoco Credit Corp.).......................                         4,100,000      4,100,000
Kentucky-.4%
Mayfield, Multi-City Lease Revenue, VRDN (League of Cities Funding Trust)
  3.75% (LOC; PNC Bank) (a,b)...............................................                         1,000,000      1,000,000
Louisiana-5.3%
East Baton Rouge Parish, PCR, Refunding, VRDN (Rhone Poulenc Inc. Project)
  3.60% (LOC; Banque Nationale de Paris) (a,b)..............................                         2,200,000      2,200,000
Louisiana Public Facilities Authority, Care Systems Revenue, CP (Sisters of
Charity Incarnation)
  3.50%, 11/26/96 (SBPA; Credit Suisse).....................................                         6,100,000      6,100,000
Louisiana Recovery District, Sales Tax Revenue 3.90%, 7/1/97
  (Escrowed in; U.S. Government Securities, BPA; Swiss Bank Corp. and Insured; FGIC)                 5,000,000      5,000,000
Maine-.8%
State of Maine, TAN 4.50%, 6/27/97..........................................                         2,000,000      2,007,841
Maryland-1.7%
Montgomery County, Consolidated, CP
  3.35%, 11/5/96 (Liquidity; Union Bank of Switzerland).....................                         2,300,000      2,300,000
University of Maryland, University Revenues, VRDN (Revolving Equipment Loan
Program)
  3.40%, Series B (SBPA; Student Loan Marketing Association) (a)............                         2,000,000      2,000,000
Massachusetts-6.8%
Town of Andover, Revenue 6.50%, 11/1/96.....................................                           600,000        600,000
Town of Leverett, BAN 3.98%, 12/6/96........................................                           107,620        107,635
Massachusetts Bay Transportation Authority:
  CP 3.55%, Series C, 11/26/96 (LOC; Westdeutsche Landesbank) (b)...........                         1,900,000      1,900,000
  Notes 4.75%, Series B, 9/5/97.............................................                         2,000,000      2,012,978
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN:
  (Amherst College) 3.40%, Series F (Guaranteed by; Amherst College) (a)....                         1,300,000      1,300,000
  (Childrens Hospital) 3.60%, Series F (SBPA; Sanwa Bank) (a)...............                         1,815,000      1,815,000
  (Harvard University) 3.35%, Series F (a)..................................                           835,000        835,000
Massachusetts Industrial Finance Agency, RRR, Refunding, VRDN (Ogden
Haverhill Project)
  3.35%, Series A (LOC; Union Bank of Switzerland) (a,b)....................                         2,000,000      2,000,000
Middlesex County, RAN 3.69%, 12/13/96.......................................                         1,500,000      1,500,011

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______         ______
Massachusetts (continued)
Town of Middleboro, BAN 3.49%, 3/6/97.......................................                    $    1,733,000  $   1,732,290
City of Worchester:
  BAN 3.97%, 8/28/97........................................................                         1,500,000      1,502,324
  Municipal Purpose Loan Revenue, Refunding 5%, Series A, 8/1/97 (Insured; AMBAC)                    1,640,000      1,652,467
Michigan-2.4%
Flint Hospital Building Authority, Revenue, VRDN (Hurley Medical Center)
  3.50%, Series B (LOC; Lasalle National Bank) (a,b)........................                           300,000        300,000
Michigan Building Authority, Revenue, CP
  3.65%, Series 1, 12/12/96 (LOC; Canadian Imperial Bank of Commerce) (b)...                         2,600,000      2,600,000
Michigan Municipal Bond Authority, Revenue, Notes 4.50%, 7/3/97.............                         3,000,000      3,011,572
Minnesota-2.2%
Minneapolis Special School District No. 001, Revenue 5%, 2/1/97.............                         5,500,000      5,517,151
Missouri-1.5%
Kansas City Industrial Development Authority, MFHR, VRDN
  (Timberline Village Apartments Project) 3.60% (LOC; Bank of America) (a,b)                         1,300,000      1,300,000
Saint Charles County Industrial Development Authority, Industrial Revenue,
Refunding, VRDN
  (Cedar Ridge Apartments) 3.60%, Series A (LOC; Bank One) (a,b)............                         2,505,000      2,505,000
Montana-.2%
Butte-Silver Bow, PCR, Refunding, VRDN (Rhone-Poulenc Inc. Project)
  3.50% (LOC; Banque Nationale de Paris) (a,b)..............................                           405,000        405,000
Nevada-.4%
Clark County, IDR, VRDN (Nevada Power Co. Project)
  3.75%, Series A (LOC; Barclays Bank) (a,b)................................                         1,000,000      1,000,000
New Hampshire-.6%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
  (Dartmouth Educational Loan Corp.) 3.80%, 6/1/97..........................                         1,575,000      1,575,000
New York-.6%
Suffolk County, Refunding (Southwest Sewer District) 4%, 2/1/97 (Insured; MBIA)                      1,400,000      1,401,701
North Carolina-.8%
North Carolina Educational Facilities Finance Agency, Revenue, VRDN
  (Bowman Gray School Medical Project) 3.50% (LOC; Wachovia Bank) (a,b).....                         2,000,000      2,000,000
North Dakota-.4%
City of Fargo, Revenue, Refunding 3.80%, 7/1/97.............................                           890,000        889,270
Oregon-1.3%
City of Portland, Revenue 7%, Series B, 6/1/97..............................                         1,130,000      1,150,048
Umatilla County Hospital Facility Authority, HR, VRDN (Franciscan Health
System)
  3.55% (LOC; Societe Generale) (a,b).......................................                         2,000,000      2,000,000

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______         ______
Pennsylvania-4.4%
Allegheny County Industrial Development Authority, PCR, CP (Duquesne)
  3.75%, Series A, 11/7/96 (LOC; Canadian Imperial Bank of Commerce) (b)....                    $    3,500,000  $   3,500,000
Bucks County Industrial Development Authority, Revenue, VRDN (SHV Real Estate
Inc.)
  3.60% (LOC; ABN-Amro Bank) (a,b)..........................................                           200,000        200,000
Chartiers Valley Industrial and Commercial Development Authority,
  Commercial Development Revenue (William Penn Place Project) 3.85% (LOC; PNC
Bank) (a,b).................................................................                         1,000,000      1,000,000
Chester County Industrial Development Authority, IDR, VRDN (Keystone Foods
Corp.)
  3.95% (LOC; Bank of Scotland) (a,b).......................................                         1,700,000      1,700,000
Jeanette Health Service Authority, HR, VRDN (Jeanette District Memorial
Hospital Project)
  3.85% (LOC; PNC Bank) (a,b)...............................................                           600,000        600,000
Lehigh County Industrial Development Authority, PCR, VRDN (Allegheny Electric
Co-Op)
  3.75% (LOC; Rabobank Nederland) (a,b).....................................                           120,000        120,000
Moon Industrial Development Authority, IDR, VRDN (Executive Office
Association Project)
  3.65% (LOC; PNC Bank) (a,b)...............................................                         1,250,000      1,250,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
  3.60%, Series C (LOC; Student Loan Marketing Association) (a,b)...........                           100,000        100,000
Union County Higher Educational Facilities Financing Authority, University
Revenues
  (Bucknell University)
  7.75%, 4/1/97 (Escrowed in; U.S. Government Securities and Insured; MBIA).                         1,000,000      1,019,193
Warren County Hospital Authority, Revenue, VRDN (Warren General Hospital
Project)
  3.65%, Series B (LOC; PNC Bank) (a,b).....................................                         1,000,000      1,000,000
Washington County Industrial Development Authority, IDR, Refunding, VRDN
  (Wetterau Finance Co. Project) 3.65% (LOC; PNC Bank) (a,b)................                           500,000        500,000
South Carolina-3.1%
State of South Carolina, Revenue (State Institution) 5.80%, Series B, 11/1/96                          100,000        100,000
South Carolina Job-Economic Development Authority, EDR, VRDN (Wellman Inc.
Project)
  3.65% (LOC; Wachovia Bank and Trust Co.) (a,b)............................                         5,300,000      5,300,000
City of Walhalla, Revenue, Refunding, VRDN (Avondale Mills Inc. Project)
  3.60% (LOC; Trust Co. Bank) (a,b).........................................                         1,600,000      1,600,000
York County, PCR, VRDN (North Carolina Electric Project)
  3.60%, Series N-2 (Corp. Guaranty; National Rural Utility Co-Op) (a)......                           750,000        750,000
Tennessee-3.4%
Knox County Industrial Development Board, Industrial Revenue, VRDN
  (Service Merchandise Co., Inc. Project) 3.65% (LOC; Industrial Bank of Japan) (a,b)                  400,000        400,000
Metropolitan Nashville Airport Authority, Special Facilities Revenue,
Refunding, VRDN
  (American Airlines Project) 3.55%, Series A (LOC; Credit Suisse) (a,b)....                         8,200,000      8,200,000
Texas-12.5%
City of Austin, Utilities Systems Revenue, Refunding 5.20%, 11/15/96 (Insured; AMBAC)                  250,000        250,141
Cypress-Fairbanks Independent School District, Revenue
  5.40%, 2/1/97 (Guaranteed by; Permanent School Fund Guaranty).............                         2,000,000      2,008,660

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                       _______         ______
Texas (continued)
Dallas Industrial Development Corporation, IDR, VRDN (Sealed Power Corp.)
  3.75% (LOC; National Bank of Detroit) (a,b)...............................                    $    1,100,000  $   1,100,000
Gulf Coast Industrial Development Authority, Marine Terminal Revenue (Amoco
Oil Project)
   3.60%, 12/1/96 (Corp. Guaranty; Amoco Credit Corp.)......................                         2,000,000      2,000,000
Gulf Coast Waste Disposal Authority, Water Pollution Control, Contract
Revenue
  (Amoco Oil-Amoco Chemicals) 3.70%, 1/15/97 (Corp. Guaranty; Amoco Credit Corp.)                    2,000,000      2,000,000
Harris County Health Facilities Development Corporation, Health Care System
Revenue, CP
  (Sisters of Charity) 3.55%, 11/26/96 (SBPA; Credit Suisse)................                         3,400,000      3,400,000
Hockley County Industrial Development Corporation, PCR
  (Amoco Project-Standard Oil Co.) 3.75%, 3/1/97 (Corp. Guaranty; Standard Oil Co.)                  2,300,000      2,300,355
City of Houston, CP 3.45%, 12/30/96 (Liquidity; Toronto-Dominion Bank)......                         5,000,000      5,000,000
Lower Neches Valley Authority, PCR (Chevron USA Inc. Project)
  3.65%, 2/18/97 (Corp. Guaranty; Chevron USA Inc.).........................                         1,000,000      1,000,000
North Texas Higher Education Authority, Student Loan Revenue, VRDN:
  3.60%, Series F (Insured; AMBAC) (a)......................................                         1,100,000      1,100,000
  Refunding
    3.60%, Series A (BPA; Student Loan Marketing Association and Insured; AMBAC) (a)                 1,900,000      1,900,000
Nueces County Health Facilities Development Corporation, Revenue, VRDN
  (Driscoll Foundation Children) 3.60% (LOC; Bank One) (a,b)................                         2,395,000      2,395,000
City of Pasadena, Revenue 6.20%, 2/15/97 (Escrowed in; U.S. Government Securities)                   2,210,000      2,225,930
State of Texas, TRAN:
  4.75%, Series A, 8/29/97..................................................                         4,000,000      4,025,370
  Refunding 6.70%, 12/1/96..................................................                           630,000        631,400
Utah-5.4%
Salt Lake County, TRAN 4.50%, 12/31/96......................................                         2,150,000      2,152,629
State of Utah Board of Regents, Student Loan Revenue, VRDN:
  3.50%, Series B (BPA; Dredsner Bank and Insured; AMBAC) (a)...............                           200,000        200,000
  3.60%, Series Q (BPA; Barclays Bank and Insured; AMBAC) (a)...............                         5,000,000      5,000,000
Washington County School District, TAN (Saint George) 4.25%, 1/31/97........                         2,000,000      2,002,187
City of West Jordan, TRAN 4%, 6/30/97.......................................                         4,350,000      4,350,000
Vermont-.4%
State of Vermont, Notes 6.80%, 2/1/97.......................................                         1,000,000      1,007,630
Virginia-.8%
Campbell County Industrial Development Authority, Exempt Facility Revenue,
VRDN
  (Hadson Power 12) 3.65%, Series A (LOC; Barclays Bank) (a,b)..............                         1,600,000      1,600,000
Fairfax County, Revenue, Refunding
  6.60%, Series B, 11/1/96 (Escrowed in; U.S. Treasury Securities)..........                           300,000        303,000
Washington-1.7%
Marysville, Water and Sewer Revenue, Refunding 4.20%, 12/1/96 (Insured; MBIA)                          200,000        200,144

DREYFUS MUNICIPAL RESERVES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1996
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                        _______        ______
Washington (continued)
Port Seattle Industrial Development Corporation, Revenue, Refunding, VRDN
  (Sysco Food Services Project) 3.65% (a)...................................                    $    1,000,000  $   1,000,000
Snohomish County Public Utility District No. 001, Electric Revenue, Refunding
  (Generation Systems)
  8%, Series A, 1/1/97 (Escrowed in; U.S. Government Securities and Insured; MBIA)                   1,000,000      1,026,907
Washington State Health Care Facilities Authority, Revenue, VRDN
  (Fred Hutchinson Cancer Center) 3.55%, Series C (LOC; Morgan Guaranty Trust Co.) (a,b)             2,000,000      2,000,000
West Virginia-1.4%
Putnam County, IDR, VRDN (FMC Corp.) 3.75% (LOC; Union Bank of Switzerland) (a,b)                      700,000        700,000
West Virginia Public Energy Authority, Energy Revenue, CP (Morgantown
Association Project)
  3.65%, Series A, 11/7/96 (LOC; Swiss Bank Corp.) (b)......................                         2,800,000      2,800,000
Wisconsin-4.3%
City of Carlton, PCR, VRDN (Wisconsin Power and Light) 3.65% (a)............                         1,000,000      1,000,000
City of Platteville, IDR, VRDN (Woodward Communications Project)
  3.75% (LOC; Harris Trust and Savings Bank) (a,b)..........................                         2,850,000      2,850,000
Sheboygan, PCR, Refunding, VRDN (Wisconsin Electric Power Co.) 3.60% (a)....                         2,850,000      2,850,000
State of Wisconsin, Revenue 7.25%, 5/1/97...................................                         3,825,000      3,926,243
Wisconsin Health Facilities Authority, Revenue, VRDN (Franciscan Health Care)
  3.45%, Series A (LOC; Toronto-Dominion Bank) (a,b)........................                           200,000        200,000
Wyoming-2.8%
Green River and Sweetwater Counties Joint Powers Water Board, Revenue,
Refunding
  4.25%, 3/1/97 (Insured; FSA)..............................................                           650,000        650,402
Green River, VRDN (Rhone Pollenc Inc. Project):
  PCR, Refunding 3.60% (LOC; ABN-Amro Bank) (a,b)...........................                         4,200,000      4,200,000
  Revenue 3.65% (LOC; Societe Generale) (a,b)...............................                         2,100,000      2,100,000
U.S. Related-2.8%
Commonwealth of Puerto Rico Government Development Bank, CP:
  3.55%, 11/14/96 (Guaranteed by; Puerto Rico Government Development Bank)..                         5,000,000      5,000,000
  3.50%, 11/18/96 (Guaranteed by; Puerto Rico Government Development Bank)..                         2,000,000      2,000,000
                                                                                                                      _______
TOTAL INVESTMENTS (cost $250,314,056).......................................                                     $250,315,479
                                                                                                                      =======



DREYFUS MUNICIPAL RESERVES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Association
BPA           Bond Purchase Agreement                            MFHR    Multi-Family Housing Revenue
COP           Certificate of Participation                       PCR     Pollution Control Revenue
CP            Commercial Paper                                   RAN     Revenue Anticipation Notes
EDR           Economic Development Revenue                       RRR     Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
FSA           Financial Security Association                     TAN     Tax Anticipation Notes
HR            Hospital Revenue                                   TRAN    Tax and Revenue Anticipation Notes
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit


Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
___-                               ____                           ________-                  _________-
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              75.2%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                        20.1
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.7
                                                                                                   ___-
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At October 31, 1996, 52.6% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and brokerage firms.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.











SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                                      OCTOBER 31, 1996
                                                                                                         Cost          Value
                                                                                                       _______       _______

ASSETS:                          Investments in securities-See Statement of Investments           $250,314,056  $250,315,479
                                 Interest receivable........................                                       1,493,182
                                                                                                                     _______
                                                                                                                 251,808,661
                                                                                                                     _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       109,301
                                 Due to Distributor.........................                                             100
                                 Cash overdraft due to Custodian............                                      13,160,962
                                 Payable for investment securities purchased                                       3,036,560
                                 Dividends payable..........................                                         249,498
                                                                                                                     _______
                                                                                                                  16,556,421
                                                                                                                     _______
NET ASSETS..................................................................                                    $235,252,240
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                   $235,117,144
                                 Accumulated distributions in excess of
                                 .. investment income-net                                                             (1,575)
                                 Accumulated net realized gain (loss) on investments                                 135,248
                                 Accumulated gross unrealized appreciation (depreciation)
                                 ...on investments                                                                     1,423
                                                                                                                     _______
NET ASSETS..................................................................                                    $235,252,240
                                                                                                                     =======



                                             NET ASSET VALUE PER SHARE
                                                ________________-


                                                                                        Investor Shares     Class R
                                                                                            _______         _______
Net Assets................................................................            $  14,073,814    $221,178,426
Shares Outstanding........................................................               14,066,868     221,049,673
NET ASSET VALUE PER SHARE.................................................                    $1.00           $1.00
                                                                                                ===             ===





SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL RESERVES
STATEMENT OF OPERATIONS                                                                     YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $8,659,200
EXPENSES:                        Management fee-Note 2(a)...................                     $1,182,931
                                 Distribution fees (Investor shares)-Note 2(b)                       32,872
                                 Directors' fees and expenses-Note 2(c).....                         11,987
                                                                                                     _____-
                                     Total Expenses.........................                                       1,227,790
                                                                                                                      _____-
INVESTMENT INCOME-NET.......................................................                                       7,431,410
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b):
                                 Net realized gain (loss) on investments....                    $   136,101
                                 Net unrealized appreciation (depreciation) on investments            1,423
                                                                                                     _____-
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         137,524
                                                                                                                      _____-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $7,568,934
                                                                                                                      ======














SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended        Year Ended
                                                                                               October 31, 1996  October 31, 1995
                                                                                                   _________         ________-
OPERATIONS:
  Investment income-net....................................................                  $     7,431,410   $     7,580,263
  Net realized gain (loss) on investments..................................                          136,101              (853)
  Net unrealized appreciation (depreciation) on investments................                            1,423               _-
                                                                                                    ________            ______
      Net Increase (Decrease) in Net Assets Resulting from Operations......                        7,568,934         7,579,410
                                                                                                    ________            ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares........................................................                         (481,550)         (665,686)
    Class R shares.........................................................                       (6,949,860)       (6,913,817)
                                                                                                    ________            ______
      Total Dividends......................................................                       (7,431,410)       (7,579,503)
                                                                                                    ________            ______
CAPITAL STOCK TRANSACTIONS  ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares........................................................                       13,776,159        13,061,878
    Class R shares.........................................................                      922,707,532       744,180,112
  Issued in exchange for shares of Dreyfus/Laurel Tax Free Money Fund:
    Investor shares........................................................                        _-               21,402,629
    Class R shares.........................................................                        _-               17,563,875
  Dividends reinvested:
    Investor shares........................................................                          469,830           582,123
    Class R shares.........................................................                        1,964,486         2,258,237
  Cost of shares redeemed:
    Investor shares........................................................                      (17,943,271)      (18,443,197)
    Class R shares.........................................................                     (908,996,571)     (763,734,703)
                                                                                                    ________            ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                       11,978,165        16,870,954
                                                                                                    ________            ______
        Total Increase (Decrease) in Net Assets............................                       12,115,689        16,870,861
NET ASSETS:
  Beginning of Period......................................................                      223,136,551       206,265,690
                                                                                                    ________            ______
  End of Period............................................................                    $ 235,252,240     $ 223,136,551
                                                                                                    ========            ======
DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME-NET...........................               $           (1,575)    $      (1,575)
                                                                                                    ________            ______





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                               Investor Shares
                                                                                       ________________-________________-
                                                                                           Year Ended October 31,
                                                                                       ________________-________________-
PER SHARE DATA:                                                                          1996        1995        1994(1)(2)
                                                                                          ___        ___-        ____
    Net asset value, beginning of period..................................            $  1.00     $  1.00     $  1.00
                                                                                         ___-        ___-        ___-
    Investment Operations:
    Investment income-net.................................................               .029        .032        .012
    Distributions:
    Dividends from investment income-net..................................              (.029)      (.032)      (.012)
                                                                                         ___-        ___-        ___-
    Net asset value, end of period........................................            $  1.00     $  1.00     $  1.00
                                                                                         ___-        ___-        ___-
                                                                                         ___-        ___-        ___-
TOTAL INVESTMENT RETURN...................................................               2.96%       3.28%       1.23%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                .70%        .70%        .70%(4)
    Ratio of net investment income
      to average net assets...............................................               2.92%       3.33%       2.11%(4)
    Net Assets, end of period (000's Omitted).............................            $14,074     $17,764      $1,161
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(2)  The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)  Not annualized.
(4)  Annualized.










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                    Class R Shares
                                                              ____________________________________________________________
                                                                                Year Ended October 31,
                                                              ____________________________________________________________
PER SHARE DATA:                                                  1996        1995        1994(1)(2)  1993        1992
                                                                 ___-        ___-        ___-        ___-        ___-
    Net asset value, beginning of period.........            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ___-        ___-        ___-        ___-        ___-
    Investment Operations:
    Investment income-net........................                .031        .034        .023(3)     .021        .029
                                                                 ___-        ___-        ___-        ___-        ___-
    Distributions:
    Dividends from investment income-net.........               (.031)      (.034)      (.023)      (.021)      (.029)
                                                                 ___-        ___-        ___-        ___-        ___-
    Net asset value, end of period...............            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ___-        ___-        ___-        ___-        ___-
                                                                 ___-        ___-        ___-        ___-        ___-
TOTAL INVESTMENT RETURN..........................                3.17%       3.48%       2.29%       2.10%       2.94%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .50%        .50%        .51%(4)     .50%(5)     .50%(5)
    Ratio of net investment income
      to average net assets......................                3.11%       3.41%       2.30%       2.08%       2.90%
    Net Assets, end of period (000's Omitted)....            $221,178    $205,373    $205,105    $187,830    $184,719
(1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(2)  The Fund commenced selling Investor shares on April 20, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)  Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0218.
(4)  Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.61%.
(5)  For the years ended October 31, 1993 and 1992, the investment adviser reimbursed expenses of the Fund amounting to $.0024 and  $.0029 per share, respectively.









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL RESERVES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/ Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Municipal Reserves (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares:
Investor Class and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS MUNICIPAL RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) DISTRIBUTION PLAN: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1996, the distribution fee for the Investor shares was $32,872.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) DIRECTORS' FEES: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees a nd expenses are charged and allocated to each series based on net assets.

DREYFUS MUNICIPAL RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 4-REORGANIZATION:
    On November 7, 1994, Dreyfus Municipal Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Tax-Free Money Fund, in exchange for shares of Dreyfus Municipal Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Tax-Free Money Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Municipal Reserves and the total net assets of Dreyfus/Laurel Tax-Free Money Fund acquired are set forth in the Statement of Changes in Net Assets.

DREYFUS MUNICIPAL RESERVES
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.
                      [KPMG Peat Marwick signature logo]
New York, New York
December 9, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended
October 31, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


[Dreyfus lion "d" logo]
DREYFUS MUNICIPAL RESERVES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                       324/724AR9610
[Dreyfus logo]
Municipal Reserves
Annual Report
October 31, 1996

Institutional
S&P 500 Stock
Index Fund
Annual Report


October 31, 1996

Dreyfus Institutional S&P 500 Stock Index Fund
------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        It is a pleasure to send you this annual report for the Dreyfus Institutional S&P 500 Stock Index Fund covering the fiscal year ended October 31, 1996.

        Your Fund seeks to replicate the performance of the Standard & Poor's
500 Composite Stock Price Index (S&P 500).   For the twelve-month period ended
October 31, 1996, your Fund provided a total return of 23.78%.* This compares with a total return of 24.08% for the S&P 500.** The difference is accounted for mainly by transaction fees and other Fund expenses.

        While all segments of the U.S. equity market provided strong returns over the fiscal year, large capitalization stocks led the way. The return on the S&P 500 compares with 17.35% for the S&P MidCap 400 Index.***

ECONOMIC REVIEW

        The U.S. economy is enjoying a good year. First, the tightening labor market has failed to move price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These factors have vindicated Federal Reserve Board (the "Fed") inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.

        The Fed twice thwarted market expectations for tightening interest rates this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem anticipated price inflation that subsequently did not materialize.

        After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while the strength of new export orders indicates better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, generally continues to surprise on the upside.

        Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, long-term rates would likely rise.

        As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.

MARKET OVERVIEW

        The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.

        In late 1995 and early 1996 economic activity appeared to slow down enough to prompt the Fed to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market.

        By July, fears of higher interest rates, plus concern that some stock prices--technology issues in particular--might have gone too far, too fast, caused a temporary retreat in equity prices. As fall approached, however, the underlying factors of a strong economy, low inflation and investor optimism took hold again and propelled stock prices to new highs. Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.

        As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.

        The market, however, seemed to soar above these factors. The prospect (now a reality) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that--nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds--not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.

        We appreciate that you have asked us to manage the assets invested in Dreyfus Institutional S&P 500 Stock Index Fund. At this season, we would also like to extend our best wishes for a healthy and happy New Year.



                                            Sincerely,






                                            Steven Falci
                                            Portfolio Manager

November 22, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Standard & Poor's 500
   Composite Stock Price Index is a widely accepted unmanaged index of stock market performance. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Standard & Poor's MidCap 400
   Index is a broad-based Index of 400 companies with market capitalization generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of medium-cap stock market performance.

Dreyfus Institutional S&P 500 Stock Index Fund  October 31, 1996
-------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND AND THE STANDARD & POOR'S
                       500 COMPOSITE STOCK PRICE INDEX

Dollars

GRAPH GOES HERE

$166,274
Standard & Poor's 500
Composite Stock Price
Index*

$164,799
Dreyfus Institutional
S&P 500 Stock
Index Fund

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
---------------------------------------------------------
      One Year Ended        From Inception (9/30/93)
     October 31, 1996          to October 31, 1996
    ------------------     --------------------------
         23.78%                      17.58%

------------------------
Past performance is not predictive of future performance. All performance information reflects the performance of the Fund's previously existing Class R shares through September 14, 1995 and the Fund's single class of shares from September 15, 1995 through October 31, 1996.

The above graph compares a $100,000 investment made in Dreyfus Institutional S&P 500 Stock Index Fund on
9/30/93 (Inception Date) to a $100,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund seeks to replicate the total return performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------
Statement of Investments             October 31, 1996

  Shares           Common Stocks--97.2%                     Value
 --------                                                -----------
                   Basic Industries--5.8%
    9,100          Air Products & Chemicals...........   $   546,000
   10,600          Alco Standard......................       491,575
    3,000          Armstrong World Industries.........       200,250
    4,246          Avery Dennison.....................       279,705
    2,500          Ball...............................        60,312
    4,300          Bemis..............................       150,500
    3,914          Boise Cascade......................       121,334
    2,307          Centex.............................        69,498
    7,800          Champion International.............       339,300
   10,400          Crown Cork & Seal..................       499,200
   20,025          Dow Chemical.......................     1,556,943
   45,800          duPont (E.I.) de Nemours & Co......     4,247,964
    6,426          Eastman Chemical...................       338,971
    3,000(a)       FMC................................       220,875
    6,789          Fluor..............................       444,679
    7,400          Georgia Pacific....................       555,000
    4,400          Goodrich (B.F.)....................       186,450
    7,700          Grace (W.R.).......................       408,100
    5,203          Great Lakes Chemical...............       271,206
    8,700          Hercules...........................       414,337
   24,465          International Paper................     1,045,878
    6,900          James River........................       217,350
   23,000          Kimberly-Clark.....................     2,144,750
    8,900          Louisiana Pacific..................       185,787
    4,227          Mead...............................       239,882
   34,200          Minnesota Mining &
                     Manufacturing....................     2,620,575
   47,800          Monsanto...........................     1,894,075
   11,600          Morton International...............       456,750
    5,445          Nalco Chemical.....................       198,061
   26,300          Occidental Petroleum...............       644,350
   15,221          PPG Industries.....................       867,590
    2,400          Potlach............................       102,600
   12,700          Praxair............................       561,975
    5,311          Rohm & Haas........................       379,072
    7,000          Sherwin-Williams...................       350,875
    4,100          Sigma-Aldrich......................       240,875
    8,100          Stone Container....................       123,525
    4,500          Temple-Inland......................       230,625
    5,600          Union Camp.........................       273,000
   10,622          Union Carbide......................       452,762
    8,300          Westvaco...........................       236,550
   16,200          Weyerhaeuser.......................       743,175
    4,500          Willamette Industries..............       303,750
                                                        ------------
                                                          25,916,031
                                                        ------------
                   Capital Goods--21.8%
   17,900          AMP................................       606,362
   11,000(a)       Advanced Micro Devices.............       195,250
    3,700          Alexander & Alexander Services.....        56,425
   14,167          Allegheny Teledyne.................       302,819

  Shares           Capital Goods (continued)                Value
 --------                                                -----------
   23,100          Allied Signal......................  $  1,513,050
    9,888(a)       Amdahl.............................       101,352
   13,871          American Brands....................       662,340
    4,900          Andrew.............................       238,875
   10,200          Apple Computer.....................       234,600
   14,600(a)       Applied Materials..................       385,987
    3,700          Autodesk...........................        84,637
   23,600          Automatic Data Processing..........       982,350
   15,400(a)       Bay Networks.......................       311,850
   28,400          Boeing.............................     2,708,650
    2,400          Briggs & Stratton..................        96,000
   17,300          Browning-Ferris Industries.........       454,125
   22,000(a)       COMPAQ Computer....................     1,531,750
    6,200(a)       Cabletron Systems..................       386,725
    5,900          Case...............................       274,350
   15,700          Caterpillar........................     1,077,410
    5,533(a)       Ceridian...........................       274,575
    3,200          Cincinnati Milacron................        61,200
   52,800(a)       Cisco Systems......................     3,267,000
   29,700          Computer Associates
                     International....................     1,756,010
    6,100(a)       Computer Sciences..................       452,925
    8,800          Cooper Industries..................       354,200
    2,400          Crane..............................       111,600
   30,050(a)       Cuc International..................       736,225
    3,247          Cummins Engine.....................       135,156
    9,500(a)       DSC Communications.................       131,812
    3,203(a)       Data General.......................        47,644
   21,100          Deere & Co.........................       880,925
    7,300(a)       Dell Computer......................       594,037
    6,700          Deluxe.............................       218,587
   12,700(a)       Digital Equipment..................       374,650
    9,300          Dover..............................       477,787
    7,900          Dow Jones & Co.....................       260,700
   14,600          Dresser Industries.................       479,975
   13,900          Dun & Bradstreet...................       804,462
    3,816          EG&G...............................        67,257
   18,900(a)       EMC................................       496,125
    6,321          Eaton..............................       377,679
   18,300          Emerson Electric...................     1,628,700
   18,300          First Data.........................     1,459,420
    3,300          Foster Wheeler.....................       135,300
    5,100          General Dynamics...................       349,987
  134,700          General Electric...................    13,032,258
    4,100          General Signal.....................       167,075
    9,900          Genuine Parts......................       433,125
    2,864          Giddings & Lewis...................        33,652
    4,200          Grainger (W.W.)....................       311,325
    8,400          H&R Block..........................       207,900
    3,800          Harnischfeger Industries...........       152,000


Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------------------
Statement of Investments (continued)                       October 31, 1996

  Shares           Common Stocks--97.2%                     Value
 --------                                                -----------
                   Capital Goods (continued)
    3,203          Harris.............................   $   200,587
   83,400          Hewlett-Packard....................     3,680,025
   10,300          Honeywell..........................       639,887
   10,000          Illinois Tool Works................       702,500
    8,900          Ingersoll-Rand.....................       370,462
   43,000          International Business Machines....     5,547,000
   67,100          Intel..............................     7,372,610
    3,800(a)       Intergraph.........................        35,625
    6,600          Interpublic Group Cos..............       320,100
    3,364          Johnson Controls...................       245,572
   10,591(a)       LSI Logic..........................       280,661
   25,500          Laidlaw, Cl. B.....................       299,625
   16,300          Lockheed Martin....................     1,460,887
   51,964          Lucent Technologies................     2,442,305
    6,000          Mallinckrodt Group.................       261,000
    5,900          Marsh & McLennan...................       614,337
    4,500          McDermott International............        79,875
   17,600          McDonnell Douglas..................       959,200
   17,000          Micron Technology..................       431,375
   48,800(a)       Microsoft..........................     6,697,800
   48,300          Motorola...........................     2,221,800
   11,300(a)       National Semiconductor.............       217,525
    3,900          National Service Industries........       134,550
   21,100          Northern Telecommunications........     1,374,137
    4,700          Northrop Grumman...................       379,525
   28,800(a)       Novell.............................       266,400
   53,400(a)       Oracle.............................     2,259,487
    4,200          Owens-Corning......................       162,750
    9,403          Pall...............................       240,951
    6,060          Parker-Hannifin....................       229,522
    3,600          Perkin-Elmer.......................       193,050
   12,203          Pitney Bowes.......................       681,842
    3,600          Raychem............................       281,250
   19,300          Raytheon...........................       950,525
   17,800          Rockwell International.............       979,000
    6,600          Ryder System.......................       196,350
    4,700          Safety-Kleen.......................        73,437
    6,300          Scientific-Atlanta.................        91,350
    8,600(a)       Seagate Technology.................       574,050
   19,200          Service Corp. International........       547,200
    1,900          Shared Medical Systems.............        91,675
   14,100(a)       Silicon Graphics...................       260,850
    5,000          Snap-On............................       160,625
    7,227          Stanley Works......................       204,162
   15,000(a)       Sun Microsystems...................       915,000
   13,800(a)       3COM...............................       933,225
    2,300          TRINOVA............................        75,612
    5,300          TRW................................       479,650
    9,600(a)       Tandem Computers...................       121,200
    2,706          Tektronix..........................       105,872

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Capital Goods (continued)
    7,300(a)       Tellabs............................   $   621,412
   15,500          Texas Instruments..................       745,937
    6,600          Textron............................       585,750
    3,241          Thomas & Betts.....................       137,337
    2,600          Timken.............................       116,025
   12,400          Tyco International.................       615,350
   14,100(a)       Unisys.............................        88,125
    9,907          United Technologies................     1,275,530
   40,000          WMX Technologies...................     1,375,000
   34,300          Westinghouse Electric..............       587,387
   26,524          Xerox..............................     1,230,050
                                                        ------------
                                                          97,898,088
                                                        ------------
                   Consumer Cyclical--11.9%
   20,500          Albertson's........................       704,687
    6,100          American Greetings, Cl. A..........       178,806
   11,900          American Stores....................       492,362
    4,200(a)       Bally Entertainment................       126,525
    7,200          Black & Decker.....................       269,100
    8,000          Brunswick..........................       188,000
    8,500(a)       Charming Shoppes...................        39,312
   59,400          Chrysler...........................     1,997,325
    8,018          Circuit City Stores................       262,589
   19,000          Comcast, Cl. A.....................       280,250
    6,803          Cooper Tire and Rubber.............       133,508
    8,300          Dana...............................       245,887
   12,900          Darden Restaurants.................       108,037
   17,600          Dayton Hudson......................       609,400
    9,300          Dillard Department Stores, Cl. A...       295,275
   55,300          Disney (Walt)......................     3,642,880
   12,500          Donnelley (R.R.) & Sons............       379,687
    5,000          Echlin.............................       163,125
   16,900(a)       Federated Department Stores........       557,700
    2,900          Fleetwood Enterprises..............        97,875
    3,090          Fleming Cos........................        53,688
   96,400          Ford Motor.........................     3,012,500
    6,200(a)       Fruit of the Loom, Cl. A...........       225,525
   11,500          Gannett............................       872,560
   23,400          Gap................................       678,600
   11,200(a)       General Instrument.................       225,400
   61,600          General Motors.....................     3,318,700
    4,900          Giant Food, Cl. A..................       165,375
   12,700          Goodyear Tire & Rubber.............       582,612
    3,143          Great Atlantic & Pacific...........        94,290
   10,100(a)       HFS................................       739,825
    5,900          Harcourt General...................       293,525
    2,541          Harland (John H.)..................        79,088
    8,394(a)       Harrah's Entertainment.............       140,599
    7,000          Hasbro.............................       272,125
   15,900          Hilton Hotel.......................       482,962
   39,100          Home Depot.........................     2,140,725

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------
Statement of Investments (continued)             October 31, 1996

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Consumer Cyclical (continued)
    9,500(a)       ITT................................   $   399,000
    9,600          ITT Industries.....................       223,200
    3,122          Jostens............................        67,123
   39,600          K mart.............................       386,100
    3,062(a)       King World Productions.............       110,232
    7,800          Knight-Ridder......................       291,525
   10,200(a)       Kroger.............................       455,175
   22,100          Limited............................       406,087
    6,000          Liz Claiborne......................       253,500
    1,569          Longs Drug Stores..................        70,408
   14,000          Lowes..............................       565,250
    2,000          Luby's Cafeterias..................        42,000
   10,400          Marriott International.............       591,500
   13,109          Masco..............................       411,294
   22,300          Mattel.............................       643,912
   20,400          May Department Stores..............       966,450
    8,300          Maytag.............................       164,962
   57,000          McDonald's.........................     2,529,370
    8,100          McGraw-Hill Cos....................       379,687
    8,609          Melville...........................       320,685
    3,000          Mercantile Stores..................       148,875
    2,230          Meredith...........................       112,057
    8,102          Moore..............................       164,065
      722          NACCO Industries, Cl. A............        33,392
   23,400          NIKE, Cl. B........................     1,377,675
    6,100(a)       Navistar International.............        56,425
    8,018          New York Times, Cl. A..............       289,650
    6,600          Nordstrom..........................       238,012
    3,161          PACCAR.............................       176,225
   18,300          Penney (J.C.)......................       960,750
    5,100          Pep Boys-Manny, Moe & Jack.........       178,500
   16,000(a)       Price/Costco.......................       318,000
    4,615          Reebok International...............       164,986
    6,800          Rite Aid...........................       231,200
    3,114          Russell............................        88,359
    4,189(a)       Ryan's Family Steak House..........        30,893
   31,900          Sears, Roebuck & Co................     1,543,160
    3,900(a)       Shoney's...........................        28,762
    1,600          Springs Industries.................        72,200
    4,000          Stride Rite........................        33,000
    5,500          Supervalu..........................       163,625
   14,802          Sysco..............................       503,268
    5,900          TJX Cos............................       236,000
    4,838          Tandy..............................       182,029
   53,200(a)       Tele-Communications, Cl. A.........       661,675
   46,400          Time Warner........................     1,728,400
    8,439          Times Mirror, Cl. A................       390,303
   22,300(a)       Toys R Us..........................       755,412
    5,011          Tribune............................       409,649
   38,600          US West Media Group................       603,125

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Consumer Cyclical (continued)
    5,200          V.F................................   $   339,950
   29,200(a)       Viacom, Cl. B......................       952,650
  187,000          Wal-Mart Stores....................     4,978,912
   20,100          Walgreen...........................       758,775
   10,447          Wendy's International..............       215,469
    6,100          Whirlpool..........................       288,225
   12,400          Winn-Dixie Stores..................       413,850
   10,900(a)       Woolworth..........................       228,900
                                                         -----------
                                                          53,484,292
                                                         -----------
                   Consumer Staples--12.7%
    2,272          Alberto-Culver, Cl. B..............       103,944
   40,400          Anheuser-Busch Cos.................     1,555,400
   44,545          Archer Daniels Midland.............       968,853
   10,868          Avon Products......................       589,589
    5,600          Brown-Forman, Cl. B................       242,200
   11,800          CPC International..................       930,725
   19,100          Campbell Soup......................     1,528,000
    4,200          Clorox.............................       458,325
  203,300          Coca-Cola..........................    10,266,660
   12,000          Colgate-Palmolive..................     1,104,000
   19,816          ConAgra............................       988,323
    3,115          Coors (Adolph), Cl. B..............        60,742
   27,500          Eastman Kodak......................     2,193,125
    5,200          Ecolab.............................       189,800
   13,000          General Mills......................       742,625
   36,300          Gillette...........................     2,713,425
   30,200          Heinz (H.J.).......................     1,072,100
   12,500          Hershey Foods......................       604,687
    9,000          International Flavors &
                     Fragrances.......................       372,375
  108,700          Johnson & Johnson..................     5,353,470
   17,300          Kellogg............................     1,098,550
   12,900          Newell.............................       366,037
  127,700          PepsiCo............................     3,783,112
   66,800          Philip Morris Cos..................     6,187,350
    6,700          Pioneer Hi-Bred International......       449,737
    3,700          Polaroid...........................       150,312
   55,900          Procter & Gamble...................     5,534,100
   11,000          Quaker Oats........................       390,500
    8,600          Ralston-Ralston Purina Group.......       568,675
   12,248          Rubbermaid.........................       284,766
   39,600          Sara Lee...........................     1,405,800
   30,500          Seagram............................     1,155,187
    5,100          Tupperware.........................       262,012
   15,400          UST................................       444,675
   13,100          Unilever, N.V......................     2,002,662
    8,600          Whitman............................       208,550
    9,500          Wrigley, (Wm), Jr..................       572,375
                                                         -----------
                                                          56,902,768
                                                         -----------

Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------
Statement of Investments (continued)             October 31, 1996

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Energy--9.7%
    7,600          Amerada Hess.......................   $   420,850
   40,500          Amoco..............................     3,067,875
    5,300          Ashland............................       225,250
   13,100          Atlantic Richfield.................     1,735,750
   11,800          Baker Hughes.......................       420,375
   10,200          Burlington Resources...............       513,825
   53,200          Chevron............................     3,497,900
    8,610          Coastal............................       370,230
    4,500          Columbia Gas System................       273,375
    7,731          Consolidated Natural Gas...........       410,709
    1,618          Eastern Enterprises................        62,293
   20,700          Enron..............................       962,550
    5,600          Enserch............................       120,400
  101,300          Exxon..............................     8,977,722
   10,200          Halliburton........................       577,575
    2,005          Helmerich & Payne..................       108,520
    4,040          Kerr-McGee.........................       253,510
    2,808          Louisiana Land & Exploration.......       159,705
   32,100          Mobil..............................     3,747,670
    4,100          Nicor..............................       142,987
   11,200          Noram Energy.......................       172,200
    2,182          Oneok..............................        58,641
    8,500(a)       Oryx Energy........................       163,625
    6,900          Pacific Enterprises................       212,175
   12,300          Panenergy..........................       473,550
    3,800          Pennzoil...........................       193,800
    2,870          Peoples Energy.....................       101,167
   21,500          Phillips Petroleum.................       881,500
    6,910(a)       Rowan Cos..........................       154,611
   43,700          Royal Dutch Petroleum..............     7,226,887
    7,400(a)       Santa Fe Energy Resources..........       105,450
   20,000          Schlumberger.......................     1,982,500
    7,000          Sonat..............................       344,750
    6,068          Sun Company........................       135,771
   13,900          Tenneco............................       688,050
   21,600          Texaco.............................     2,195,100
   20,307          Union Pacific Resources Group......       558,442
   20,300          Unocal.............................       743,487
   23,400          USX-Marathon Group.................       511,875
    4,400(a)       Western Atlas......................       305,250
    8,600          Williams Cos.......................       449,350
                                                         -----------
                                                          43,707,252
                                                         -----------
                   Health Care--9.1%
    6,900(a)       ALZA...............................       178,537
   63,700          Abbott Laboratories................     3,224,810
    5,300          Allergan...........................       161,650
   51,900          American Home Products.............     3,178,875
   21,580(a)       Amgen..............................     1,323,123
    4,600          Bard (C.R.)........................       129,950
    4,564          Bausch & Lomb......................       154,035

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Health Care (continued)
   22,200          Baxter International................  $   924,075
   10,200          Becton, Dickinson & Co..............      443,700
    8,100(a)       Beverly Enterprises.................      100,237
    9,400(a)       Biomet..............................      151,575
   14,500(a)       Boston Scientific...................      788,437
   40,900          Bristol-Myers Squibb................    4,325,183
   54,700          Columbia/HCA Healthcare.............    1,955,525
   18,800          Corning.............................      728,500
   13,200(a)       Humana..............................      240,900
   44,600          Lilly (Eli).........................    3,144,300
    5,100          Manor Care..........................      200,175
   19,500          Medtronic...........................    1,255,310
   99,200          Merck & Co..........................    7,353,200
    3,500          Millipore...........................      122,500
   52,400          Pfizer..............................    4,336,100
   41,500          Pharmacia & Upjohn..................    1,494,000
   30,100          Schering-Plough.....................    1,926,400
    6,600(a)       St. Jude Medical....................      260,700
   17,600(a)       Tenet Healthcare....................      367,400
    5,100          U.S. Surgical.......................      213,562
   15,000          United Healthcare...................      568,125
   22,100          Warner-Lambert......................    1,406,112
                                                         -----------
                                                          40,656,996
                                                         -----------
                   Interest Sensitive--14.4%
   12,327          Aetna...............................      824,368
    8,819          Ahmanson (H.F.) & Co................      276,696
   36,300          Allstate............................    2,037,330
   38,700          American Express....................    1,818,900
   16,700          American General....................      622,075
   38,300          American International Group........    4,160,351
    8,800          Aon.................................      508,200
   35,500          Banc One............................    1,504,312
   31,464          Bank of New York....................    1,042,245
   29,300          BankAmerica.........................    2,680,950
   12,400          Bank of Boston......................      793,600
    6,500          Bankers Trust New York..............      549,250
   15,748          Barnett Banks.......................      600,392
    4,400          Beneficial..........................      257,400
   12,800          Boatmens Bancshares.................      777,600
    6,200          CIGNA...............................      809,100
   35,541          Chase Manhattan.....................    3,047,640
   14,200          Chubb...............................      710,000
   39,200          Citicorp............................    3,880,800
    9,400          Comerica............................      499,375
   18,200          CoreStates Financial................      884,975
   13,400          Dean Witter, Discover & Co..........      788,925
   89,000          Federal National Mortgage
                     Association.......................    3,482,125
   14,600          Federal Home Loan Mortgage..........    1,474,600
    8,600          Fifth Third Bancorp.................      538,575


Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------
Statement of Investments (continued)             October 31, 1996

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Interest Sensitive (continued)
   11,517          First Bank Systems.................   $   760,122
   25,800          First Chicago NBD..................     1,315,800
   22,500          First Union........................     1,636,875
   21,400          Fleet Financial Group..............     1,067,325
    6,758          General Re.........................       995,115
    4,700          Golden West Financial..............       304,912
   11,223          Great Western Financial............       314,244
   11,200          Green Tree Financial...............       443,800
    7,923          Household International............       701,185
    9,600          ITT Hartford.......................       604,800
    5,800          Jefferson Pilot....................       329,875
    3,200          Kaufman & Broad Home...............        38,400
   18,800          Keycorp............................       876,550
    8,500          Lincoln National...................       412,250
    9,400          Loews..............................       776,675
   18,200          MBNA...............................       687,050
    4,800          MGIC Investment....................       329,400
   10,600          Mellon Bank........................       690,325
   13,800          Merrill Lynch & Co.................       969,450
   15,200          Morgan (J.P.) & Co.................     1,312,900
   12,400          Morgan Stanley Group...............       623,100
   18,100          National City......................       785,087
   23,700          NationsBank........................     2,233,725
   30,200          Norwest............................     1,325,025
   27,800          PNC Bank...........................     1,007,750
    7,600          Providian..........................       357,200
    2,099          Pulte..............................        55,623
    4,500          Republic New York..................       343,125
   10,300          Safeco.............................       388,825
    8,600          Salomon............................       388,075
    6,800          St. Paul Cos.......................       369,750
   18,200          SunTrust Banks.....................       848,575
    5,858          Torchmark..........................       283,380
    5,393          Transamerica.......................       409,193
   39,200          Travelers Group....................     2,126,600
    5,932          UNUM...............................       372,974
    9,600          USF&G..............................       182,400
    2,777          USLife.............................        86,781
   12,700          U.S. Bancorp.......................       508,000
   13,600          Wachovia...........................       731,000
    7,648          Wells Fargo........................     2,042,972
                                                         -----------
                                                          64,605,997
                                                         -----------
                   Mining and Metals--1.4%
    8,700(a)       ARMCO..............................        32,625
    3,500          ASARCO.............................        91,875
   18,400          Alcan Aluminium....................       604,900
   14,200          Aluminum Co. of America............       832,481
   29,100          Barrick Gold.......................       760,237
   18,300          Battle Mountain Gold...............       139,537
    9,000(a)       Bethlehem Steel....................        73,125

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Mining and Metals (continued)
    7,608          Cyprus Amax Minerals...............   $   172,130
   11,400          Echo Bay Mines.....................        89,062
   11,700          Engelhard..........................       213,525
   15,900          Freeport-McMoRan Copper, Cl.B......       482,960
   12,000          Homestake Mining...................       171,000
   13,700          Inco...............................       434,975
    4,000          Inland Steel Industries............        64,500
    8,127          Newmont Mining.....................       375,873
    7,200          Nucor..............................       341,100
    5,390          Phelps Dodge.......................       338,896
   19,500          Placer Dome........................       468,000
    5,200          Reynolds Metals....................       292,500
   10,700          Santa Fe Pacific Gold..............       127,062
    6,900          USX-U.S. Steel.....................       188,025
    7,400          Worthington Industries.............       153,550
                                                         -----------
                                                           6,447,938
                                                         -----------
                   Transportation--1.4%
    7,400(a)       AMR................................       621,600
   12,439          Burlington Northern Santa Fe.......     1,024,660
   17,200          CSX................................       741,750
    3,200          Caliber System.....................        54,000
    6,600          Conrail............................       627,825
    3,600          Consolidated Freightways...........        86,400
    6,400          Delta Air Lines....................       453,600
    4,648(a)       Federal Express....................       374,164
   10,300          Norfolk Southern...................       917,991
   11,800          Southwest Airlines.................       265,500
    5,200(a)       USAir Group........................        90,350
   19,900          Union Pacific......................     1,116,887
    2,300(a)       Yellow.............................        30,043
                                                         -----------
                                                           6,404,770
                                                         -----------
                   Utilities--9.0%
   15,500          ALLTEL.............................       472,750
  131,500          AT&T...............................     4,586,074
   40,700(a)       Airtouch Communications............     1,063,287
   15,300          American Electric Power............       634,950
   44,800          Ameritech..........................     2,452,800
   12,000          Baltimore Gas & Electric...........       327,000
   35,700          Bell Atlantic......................     2,150,925
   81,100          BellSouth..........................     3,304,825
   12,900          CINergy............................       427,312
   12,356          Carolina Power & Light.............       446,360
   17,100          Central & Southwest................       453,150
   19,200          Consolidated Edison................       561,600
   11,800          DTE Energy.........................       355,475
   14,500          Dominion Resources.................       547,375
   16,500          Duke Power.........................       806,437
   35,800          Edison International...............       707,050
   18,600          Entergy............................       520,800
   15,000          FPL Group..........................       690,000


Dreyfus Institutional S&P 500 Stock Index Fund
-----------------------------------------------------------------
Statement of Investments (continued)             October 31, 1996

  Shares           Common Stocks (continued)                Value
 --------                                                -----------
                   Utilities (continued)
    9,800          GPU................................   $   322,175
   78,900          GTE................................     3,323,660
   20,500          Houston Industries.................       468,937
   56,100          MCI Communications.................     1,409,512
   35,800          NYNEX..............................     1,593,100
   11,800          Niagara Mohawk Power...............       100,300
    5,600          Northern States Power..............       263,200
   12,400          Ohio Edison........................       258,850
   18,100          PECO Energy........................       457,025
   13,200          PP&L Resources.....................       308,550
   33,900          Pacific Gas & Electric.............       796,650
   34,900          Pacific Telesis Group..............     1,186,600
   24,000          PacifiCorp.........................       507,000
   19,900          Public Service Enterprise Group....       534,812
   49,700          SBC Communications.................     2,416,660
   54,900          Southern...........................     1,214,660
   35,100          Sprint.............................     1,377,675
   18,300          Texas Utilities....................       741,150
   17,600          UniCom.............................       457,600
    8,300          Union Electric.....................       320,587
   38,900          US West............................     1,181,587
   31,600(a)       WorldCom...........................       770,250
                                                        ------------
                                                          40,518,710
                                                        ------------
                   TOTAL COMMON STOCKS
                     (cost $350,406,467)..............  $436,542,842
                                                        ------------
                                                        ------------
 Principal         SHORT-TERM
  Amount             INVESTMENTS--2.6%                      Value
 ----------                                              -----------
$   800,000(b)     U.S. Treasury Bills--.2%
                   5.14%, 12/19/1996..................   $   794,496
                                                         -----------

                   Repurchase Agreement--2.4%
10,883,874         Goldman Sachs & Co., 5.55%
                   dated 10/31/1996, due 11/1/1996
                   in the amount of $10,885,552
                   (fully collateralized by $8,034,000
                   U.S. Treasury Notes, 11.625%
                   11/15/2004, value
                   $11,102,478).......................    10,883,874
                                                         -----------

                   TOTAL SHORT-TERM
                     INVESTMENTS
                     (cost $11,678,485)...............   $11,678,370
                                                         -----------
                                                         -----------

TOTAL INVESTMENTS
  (cost $362,084,952).........................   99.8%  $448,221,212
                                                ------  ------------
                                                ------  ------------
CASH AND RECEIVABLES (NET)....................     .2%  $    901,786
                                                ------  ------------
                                                ------  ------------
NET ASSETS......................................100.0%  $449,122,998
                                                ------  ------------
                                                ------  ------------

Notes to Statement of Investments:
(a) Non-income producing.
(b) Partially held by custodian in segregated account as collateral for open financial futures positions.


Statement of Financial Futures                          October 31, 1996


Financial Futures Purchased:
----------------------------

                                                                                Market Value                     Unrealized
                                                                Number of         Covered                      (Depreciation)
Issuer                                                          Contracts       by Contracts  Expiration      at 10/31/96
------                                                          ---------       ------------    ------------    -------------
Standard & Poor's 500....................................           36          $12,773,700 December '96      ($35,850)
                                                                                                                  ---------
                                                                                                                  ---------



See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1996


                                                                                    Cost            Value
                                                                                ------------    ------------
ASSETS:        Investments in securities--See Statement of Investments........  $362,084,952 $448,221,212
               Cash...........................................................                       187,579
               Dividends and interest receivable..............................                       652,271
               Receivable for futures variation margin--Note 1(d).............                       123,730
               Receivable for investment securities sold......................                        20,897
               Receivable from subscriptions to Capital Stock.................                        16,061
                                                                                                ------------
                                                                                                 449,221,750
                                                                                                ------------
LIABILITIES:   Due to The Dreyfus Corporation.................................                        73,887
               Payable for shares of Capital Stock redeemed...................                        24,865
                                                                                                ------------
                                                                                                      98,752
                                                                                                ------------
NET ASSETS....................................................................                  $449,122,998
                                                                                                ------------
                                                                                                ------------
REPRESENTED BY: Paid-in capital...............................................                  $355,838,595
                Accumulated undistributed investment income--net..............                     1,756,694
                Accumulated net realized gain (loss) on investments...........                     5,427,299
                Accumulated net unrealized appreciation (depreciation)
                  on investments (including $35,850 net unrealized
                  (depreciation) on financial futures)--Note 3................                    86,100,410
                                                                                                ------------
NET ASSETS....................................................................                  $449,122,998
                                                                                                ------------
                                                                                                ------------
SHARES OUTSTANDING
(70 million shares of $.001 par value Capital Stock authorized)...............                    29,194,314

NET ASSET VALUE, offering and redemption price per share......................                        $15.38
                                                                                                      ------
                                                                                                      ------



See notes to financial statements.



Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------------------
Statement of Operations             Year Ended October 31, 1996


INVESTMENT INCOME

INCOME:                 Cash dividends
                          (net of $48,603 foreign taxes withheld at source)............       $7,010,329
                        Interest.......................................................          481,095
                                                                                              ----------
                              Total Income.............................................                         $ 7,491,424

EXPENSES:               Management fee--Note 2(a).......................................         631,728
                        Directors' fees and expenses--Note 2(b).........................           4,263
                                                                                              ----------
                              Total Expenses............................................                            635,991
                                                                                                                -----------
INVESTMENT INCOME--NET..................................................................                          6,855,433
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                        Net realized gain (loss) on investments.........................      $4,366,349
                        Net realized gain (loss) on financial futures...................         829,934
                                                                                              ----------
                            Net Realized Gain (Loss)....................................                          5,196,283
                        Net unrealized appreciation (depreciation) on investments
                            (including $16,175 net unrealized appreciation on
                            financial futures)..........................................                         52,593,574
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................................                         57,789,857
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                        $64,645,290
                                                                                                                -----------
                                                                                                                -----------


See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
--------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended           Year Ended
                                                                                         October 31, 1996     October 31, 1995
                                                                                         ----------------     ----------------
OPERATIONS:
  Investment income--net............................................................       $  6,855,433         $  3,712,845
  Net realized gain (loss) on investments...........................................          5,196,283            1,120,267
  Net unrealized appreciation (depreciation) on investments.........................         52,593,574           32,124,097
                                                                                           ------------         ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.................         64,645,290           36,957,209
                                                                                           ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares.................................................................             --                  (86,823)
    Class R shares..................................................................         (6,203,176)          (3,296,842)
  Net realized gain on investments:
    Investor shares.................................................................             --                   (2,114)
    Class R shares..................................................................           (857,577)            (508,850)
                                                                                           ------------         ------------
      Total Dividends...............................................................         (7,060,753)          (3,894,629)
                                                                                           ------------         ------------
CAPITAL STOCK TRANSACTIONS--Note 5:
  Net proceeds from shares sold:
    Investor shares.................................................................             --               18,014,652
    Class R shares..................................................................        270,339,224           78,667,021
  Dividends reinvested:
    Investor shares.................................................................             --                   85,429
    Class R shares..................................................................          6,961,370            3,790,189
  Cost of shares redeemed:
    Investor shares.................................................................             --              (19,863,189)
    Class R shares..................................................................        (90,040,231)         (33,853,613)
                                                                                           ------------         ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.............        187,260,363           46,840,489
                                                                                           ------------         ------------
        Total Increase (Decrease) in Net Assets.....................................        244,844,900           79,903,069

NET ASSETS:
  Beginning of Period...............................................................        204,278,098          124,375,029
                                                                                           ------------         ------------
  End of Period.....................................................................       $449,122,998         $204,278,098
                                                                                           ------------         ------------
                                                                                           ------------         ------------
Undistributed investment income--net................................................       $  1,756,694         $  1,104,437
                                                                                           ------------         ------------
CAPITAL SHARE TRANSACTIONS--Note 5:

                                                                                              Shares               Shares
                                                                                           ------------         ------------
  Investor Class*
  ---------------
  Shares sold.......................................................................            --                 1,538,481
  Shares issued for dividends reinvested............................................            --                     7,306
  Shares redeemed...................................................................            --                (1,582,364)
                                                                                           ------------         ------------
                          Net Increase (Decrease) in Shares Outstanding.............            --                   (36,577)
                                                                                           ------------         ------------
                                                                                           ------------         ------------
  Class R
  -------
  Shares sold.......................................................................         19,010,939            6,713,863
  Shares issued for dividends reinvested............................................            506,046              349,258
  Shares redeemed...................................................................         (6,345,352)          (2,943,826)
                                                                                           ------------         ------------
                          Net Increase (Decrease) in Shares Outstanding.............         13,171,633            4,119,295
                                                                                           ------------         ------------
                                                                                           ------------         ------------

-------------------
*Effective September 15, 1995, the Fund converted to a single Class Fund, with the existing Investor Class shares converted into Class R shares.


See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                       Investor Shares                          Class R Shares
                                                   -----------------------      ------------------------------------------
                                                    Year Ended October 31,                Year Ended October 31,
                                                   -----------------------      ------------------------------------------
PER SHARE DATA:                                     1995(1)     1994(2)(3)       1996    1995(1)    1994(2)(4)    1993(4)
                                                   --------     ----------      ------   -------    ----------    --------
  Net asset value, beginning of period...........   $10.41        $ 9.78        $12.75   $10.42       $10.23       $10.00
                                                    ------        ------        ------   ------       ------       ------
  Investment Operations:
  Investment income--net.........................      .18           .17           .29      .26          .21(5)       .01
  Net realized and unrealized gain (loss)
    on investments...............................   (10.32)          .59          2.69     2.37          .14          .22
                                                    ------        ------        ------   ------       ------       ------
  Total from Investment Operations...............   (10.14)          .76          2.98     2.63          .35          .23
                                                    ------        ------        ------   ------       ------       ------
  Distributions:
  Dividends from investment income--net..........     (.23)         (.13)         (.30)    (.26)        (.16)        --
  Dividends from net realized gain
    on investments...............................     (.04)           --          (.05)    (.04)        (.00)(6)     --
                                                    ------        ------        ------   ------       ------       ------
  Total Distributions............................     (.27)         (.13)         (.35)    (.30)        (.16)        --
                                                    ------        ------        ------   ------       ------       ------
  Net asset value, end of period.................     --          $10.41        $15.38   $12.75       $10.42       $10.23
                                                    ------        ------        ------   ------       ------       ------
                                                    ------        ------        ------   ------       ------       ------
TOTAL INVESTMENT RETURN..........................     --            7.86%(7)     23.78%   25.75%        3.50%        2.30%(7)

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets........      .55%          .35%(7)(8)    .20%     .37%         .40%(9)      .04%(7)(8)(10)
  Ratio of net investment income
    to average net assets........................     2.15%         1.15%(7)(8)   2.16%    2.36%        2.38%         .12%(7)(8)(10)
  Portfolio Turnover Rate........................     1.03%        13.00%         4.75%    1.03%       13.00%       22.00%(11)
  Average commission rate paid (12)..............      --            --         $.0297      --           --           --
  Net Assets, end of period (000's Omitted)......      --           $381      $449,123 $204,278     $123,994      $24,004

------------------
 (1) Effective September 15, 1995, the Fund's Investor and Class R designates were eliminated and the Fund became a single class Fund.
 (2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.  Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
 (3) The Fund commenced selling Investor shares on April 18, 1994.
 (4) The Fund commenced operations on September 30, 1993.  Those shares outstanding prior to April 4, 1994 were designated as Trust shares.
     Effective October 17, 1994, the Fund's Trust shares were redesignated as
     Class R shares.
 (5) Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $0.21.
 (6) Amount represents less than $0.01.
 (7) Not annualized.
 (8) These ratios have been restated to reflect current year's presentation.
 (9) Annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 0.45%.
(10) For the period September 30, 1993 (commencement of operations) to October 31,
     1993, the investment adviser reimbursed expenses of the Fund amounting to
     $0.0103 per share.
(11) Turnover calculation does not include in-kind purchases amounting to $22,472,314.
(12) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




See notes to financial statements.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

        The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus Institutional S&P 500 Stock Index Fund (the "Fund"). The Fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

        (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

        (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterpart default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996, and their related unrealized depreciation are set forth in the Statement of Financial Futures.

        (e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        On November 1, 1996, the Board of Directors declared dividends from net investment income for the Class R shares in the amount of $.06 per share payable on November 4, 1996 to shareholders of record on November 1, 1996.

        (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

        (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliates parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

        (b) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

        The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $195,958,372 and $14,569,167, respectively.

Dreyfus Institutional S&P 500 Stock Index Fund
---------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

        At October 31, 1996, accumulated net unrealized appreciation on investments was $86,100,410, consisting of $93,853,527 gross unrealized appreciation and $7,753,117 gross unrealized depreciation.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

        The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 5--Acquisition of Common Trust Assets:

        On May 10, 1996, the Fund acquired a portion of the assets of the EB Stock Index Fund, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 7,652,013 Class R shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $108,505,537 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.

Dreyfus Institutional S&P 500 Stock Index Fund
--------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments and statement of financial futures, of Dreyfus Institutional S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

New York, New York
December 9, 1996

Dreyfus Institutional S&P 500 Stock Index Fund
------------------------------------------------
Important Tax Information (Unaudited)

For Federal tax purposes the Fund hereby designates $.045 per share as a long-term capital gain distribution of the $.1175 per share paid on December 26, 1995.

        The Fund also designates 92.94% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.

Dreyfus Institutional S&P 500
Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.       713AR9610

Dreyfus U.S. Treasury Reserves
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report on Dreyfus U.S. Treasury Reserves. For the twelve-month period ended October 31, 1996, Dreyfus U.S. Treasury Reserves posted solid performance. The Fund's conservative investment strategy continued to provide shareholders with a competitive stream of income, while maintaining a high quality portfolio and a stable $1 share price. For the twelve months ended October 31, 1996, the Fund's annualized yield was 4.62% for Investor shares and 4.82% for Class R shares. Reinvesting the Fund's dividends and calculating the effect of compounding resulted in an annualized effective yield of 4.72% and 4.93% for Investor shares and Class R shares, respectively.* In August 1996, the Fund received an AAA rating from the Standard & Poor's Ratings Group, the top rating offered by this well-respected rating agency. In determining eligibility, S&P generally focuses on four factors: portfolio analysis, historical volatility, management and surveillance of portfolio and risk components.

        In addition, you will be interested to know of a recent change in management of the Fund. I am now the Fund's portfolio manager, replacing Roberta Shea, who has resigned. I am a portfolio manager of the Dreyfus Corporation and serve as director of Reserve Asset Management and as the chairman of the Reserve Asset Strategy Committee at The Boston Company Asset Management, Inc. ("TBCAM"). Prior to joining TBCAM and Dreyfus, I was a vice president for State Street Global Advisors, where I served as a portfolio manager for institutional cash and enhanced cash products.

ECONOMIC ENVIRONMENT

Economy Still Growing, Not Booming

        The past few months have brought fresh evidence of a slowing, albeit still growing, U.S. economy. Real Gross Domestic Product (GDP) rose 4.7% in the second quarter of 1996, tapering to 2.2% in the third. Retail sales had been slowing for several months, and during the third quarter consumer spending rose at its weakest pace in five years. Construction and exporting activity also moved ahead more tentatively in recent months than they had during the first half of 1996. Sales of existing homes were off too, declining a larger-than-expected 2.9% in September for the fourth consecutive monthly loss. On the other hand, September's new home sales dropped a scant 0.5% and remain near a ten-year high. Factory orders for big-ticket items also rebounded in September, rising 4.6 percent for the biggest gain in almost four years. On the job front, unemployment reached a seven-year low of 5.1%.

Federal Reserve Board Watches and Waits

        Despite a long, strong cycle of economic growth, rising wage pressures and a great deal of market concern that inflation might result, inflation so far remains tame. Consequently, the Federal Reserve Board (the "Fed") did not raise short-term interest rates at its September meeting--although many analysts and investors had been convinced a hike was in the offing. They cited mixed economic signals and, in some cases, conflicting statements from Fed officials themselves as evidence supporting their expectations for higher rates. Nonetheless, the Fed maintained the hands-off monetary policy it has been pursuing since early in 1996, trusting that the economy would slow enough to dampen any inflationary forces that might be building.

MARKET ENVIRONMENT

        With inconclusive economic data suggesting stability to some and potential inflation to others, Treasury yields fluctuated throughout the period. In fact, many market participants had anticipated that the Fed would raise short-term rates at its September meeting, and Treasury yields had been moving higher based on this expectation. When the Fed left rates alone, yields lost the interest-rate rise they had built in and receded a bit.

PORTFOLIO OVERVIEW

        In seeking to provide a high level of current income consistent with stability of principal amid ongoing fluctuations in Treasury yields, we employed a somewhat defensive management strategy. First, we maintained a relatively short average portfolio maturity throughout the period. This positioned the Fund well, protecting its income stream and net asset value in the face of interest-rate uncertainty. We currently plan to retain this positioning until it becomes clearer that the Fed is not going to raise interest rates or until yields on Treasury securities become more attractive.

        We also allocated a substantial portion of the portfolio's assets to repurchase agreements or "repos." Repos are collateralized by U.S. Treasury securities and generally offer yields competitive in the market. This annual period was no exception, and repo investments made a significant contribution to Fund returns.

        Our defensive strategy enabled the Fund to maintain its income stream while remaining flexible and ready to respond to interest rate changes. In the months ahead, we will be monitoring interest rates, the economy, and the market carefully. At the same time, we will continue to seek a competitive level of income and expect our focus on U.S. Treasury investments to enable the Fund to maintain the stability it has provided thus far.

                                      Sincerely,



                                      David S. Hertan
                                      Portfolio Manager
November 12, 1996
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus U.S. Treasury Reserves
---------------------------------------------------------
Statement of Investments                 October 31, 1996


                                                                   Annualized
                                                                    Yield on
                                                                     Date of            Principal
U.S. Treasury Bills--25.6%                                          Purchase              Amount             Value
-----------------------------------------------------------        ----------         -----------         ------------
  11/21/96.................................................          5.28%            $75,000,000         $ 74,785,625
  12/19/96.................................................          5.20              50,000,000           49,656,000
                                                                                                          ------------
TOTAL U.S. TREASURY BILLS (cost $124,441,625)..............                                               $124,441,625
                                                                                                          ------------
                                                                                                          ------------
U. S. Treasury Notes--34.3%
-----------------------------------------------------------
  4.375%, 11/15/96.........................................          5.18%            $66,423,000         $ 66,402,403
  7.25%, 11/15/96..........................................          4.99              50,000,000           50,037,598
  6.50%, 4/30/97...........................................          5.54              25,000,000           25,083,459
  6.50%, 5/15/97...........................................          4.35              25,000,000           25,132,776
                                                                                                          ------------
TOTAL U.S. TREASURY NOTES (cost $166,656,236)..............                                               $166,656,236
                                                                                                          ------------
                                                                                                          ------------
Repurchase Agreements--49.4%
-----------------------------------------------------------
CS First Boston Corporation Inc.
  Dated 10/31/96, due 11/1/96 in the amount
  of $75,011,667 (fully collateralized by
  $77,500,000 U.S. Treasury Bills,
  due 1/30/97, value $76,527,375)..........................          5.60%            $75,000,000         $ 75,000,000
Dean Witter Reynolds Inc.
  Dated 10/31/96, due 11/1/96 in the amount
  of $10,001,583 (fully collateralized by
  $9,593,000 U.S. Treasury Notes, 8.25%,
  due 7/15/98, value $10,203,381)..........................          5.70              10,000,000           10,000,000
Goldman, Sachs & Co.
  Dated 10/31/96, due 11/1/96 in the amount
  of $75,011,563 (fully collateralized by
  $60,905,000 U.S. Treasury Bonds, 8.875%,
  due 2/15/19, value $76,839,188)..........................          5.55              75,000,000           75,000,000
Lehman Government Securities Inc.
  Dated 10/31/96, due 11/1/96 in the amount
  of $80,434,331 (fully collateralized by
  $36,665,000 U.S. Treasury Bonds, 12.50%,
  due 8/15/14, value $56,117,875 and
  $24,875,000 U.S. Treasury Notes, 7.50%,
  due 10/31/99, value $25,916,641).........................          5.52              80,422,000           80,422,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS (cost $240,422,000)............                                               $240,422,000
                                                                                                          ------------
                                                                                                          ------------
TOTAL INVESTMENTS (cost $531,519,861).............   109.3%                                               $531,519,861
                                                     ------                                               ------------
                                                     ------                                               ------------
LIABILITIES, LESS CASH AND RECEIVABLES............    (9.3%)                                              $(45,390,897)
                                                     ------                                               ------------
                                                     ------                                               ------------
NET ASSETS........................................   100.0%                                               $486,128,964
                                                     ------                                               ------------
                                                     ------                                               ------------

See notes to financial statements.

Dreyfus U.S. Treasury Reserves
--------------------------------------------------------------
Statement of Assets and Liabilities           October 31, 1996


                                                                                            Cost            Value
                                                                                        ------------     ------------
ASSETS:         Investments in securities--See Statement of Investments
                  (including Repurchase Agreements of $240,422,000)................     $531,519,861     $531,519,861
                Cash...............................................................                         1,399,391
                Interest receivable................................................                         3,796,593
                                                                                                         ------------
                                                                                                          536,715,845
                                                                                                         ------------
LIABILITIES:    Due to The Dreyfus Corporation and affiliates......................                           206,288
                Due to Distributor.................................................                                53
                Payable for investment securities purchased........................                        49,656,000
                Dividends payable..................................................                           724,540
                                                                                                         ------------
                                                                                                           50,586,881
                                                                                                         ------------
NET ASSETS      Represented by paid-in capital.....................................                      $486,128,964
                                                                                                         ------------
                                                                                                         ------------
                                     NET ASSET VALUE PER SHARE
                                     -------------------------
                                                                                      Investor Shares       Class R
                                                                                      ---------------   -------------
Net Assets.........................................................................       $21,826,310    $464,302,654
Shares Outstanding.................................................................        21,826,310     464,302,083
NET ASSET VALUE PER SHARE..........................................................             $1.00           $1.00
                                                                                                -----           -----
                                                                                                -----           -----

Statement of Operations     Year Ended October 31, 1996


INVESTMENT INCOME
INCOME                  Interest Income.....................................................                       $22,933,144

EXPENSES:               Management fee--Note 2(a)...........................................        $2,138,371
                        Distribution fees (Investor shares)--Note 2(b)......................            54,705
                        Directors' fees and expenses--Note 2(c).............................            28,564
                                                                                                    ----------
                              Total Expenses................................................                         2,221,640
                                                                                                                   -----------
INVESTMENT INCOME--NET  Representing net increase in net assets
                           resulting from operations........................................                       $20,711,504
                                                                                                                   -----------
                                                                                                                   -----------

See notes to financial statements.

Dreyfus U.S. Treasury Reserves
---------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended          Year Ended
                                                                                       October 31, 1996    October 31, 1995
                                                                                       ----------------    ----------------
OPERATIONS:
  Investment income--net..............................................                 $   20,711,504      $   16,831,606
  Net realized gain (loss) on investments.............................                        --                    5,410
                                                                                       --------------      --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.                      20,711,50          16,837,016
                                                                                       --------------      --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares...................................................                     (1,270,016)         (1,527,211)
    Class R shares....................................................                    (19,441,488)        (15,304,349)
  Net realized gain on investments:
    Investor shares...................................................                           (397)             --
    Class R shares....................................................                         (5,013)             --
                                                                                       --------------      --------------
      Total Dividends.................................................                    (20,716,914)        (16,831,560)
                                                                                       --------------      --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares...................................................                    324,250,936         194,173,669
    Class R shares....................................................                  2,060,016,760       1,478,105,952
  Issued in exchange for shares of Dreyfus/Laurel Government Money Fund:
    Investor shares...................................................                        --               44,774,273
  Dividends reinvested:
    Investor shares...................................................                      1,205,008           1,307,881
    Class R shares....................................................                     16,026,655          11,884,976
  Cost of shares redeemed:
    Investor shares...................................................                   (325,014,906)       (220,194,051)
    Class R shares....................................................                 (2,011,609,264)     (1,318,919,643)
                                                                                       --------------      --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                    64,875,189         191,133,057
                                                                                       --------------      --------------
        Total Increase (Decrease) in Net Assets.......................                     64,869,779         191,138,513
NET ASSETS:
  Beginning of Period.................................................                    421,259,185         230,120,672
                                                                                       --------------      --------------
  End of Period.......................................................                 $  486,128,964      $  421,259,185
                                                                                       --------------      --------------
                                                                                       --------------      --------------


See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                               Investor Shares
                                                                      --------------------------------
                                                                           Year Ended October 31,
                                                                      --------------------------------
PER SHARE DATA:                                                       1996        1995      1994(1)(2)
                                                                      ----        ----      ----------
  Net asset value, beginning of period............................    $1.00       $1.00       $1.00
                                                                      -----       -----       -----
  Investment Operations:

  Investment income--net..........................................     .046        .049        .020
                                                                      -----       -----       -----
  Distributions:

  Dividends from investment income--net...........................    (.046)      (.049)      (.020)
                                                                      -----       -----       -----
  Net asset value, end of period..................................    $1.00       $1.00       $1.00
                                                                      -----       -----       -----
                                                                      -----       -----       -----
TOTAL INVESTMENT RETURN...........................................     4.74%       5.02%       1.96%(3)

RATIOS/SUPPLEMENTAL DATA:

  Ratio of expenses to average net assets.........................      .70%        .70%        .70%(4)
  Ratio of net investment income
    to average net assets.........................................     4.64%       4.92%       3.42%(4)
  Net Assets, end of period (000's Omitted).......................  $21,826     $21,386      $1,324

_____________________
(1) The Fund commenced selling Investor shares on April 18, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Not annualized.
(4) Annualized.


See notes to financial statements.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------------------------
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                      Class R Shares
                                                                      ---------------------------------------------
                                                                                  Year Ended October 31,
                                                                      ---------------------------------------------
PER SHARE DATA:                                                       1996      1995     1994(1)(2)    1993    1992
                                                                      ----      ----     ----------    ----    ----
  Net asset value, beginning of period...........................     $1.00     $1.00       $1.00      $1.00   $1.00
                                                                      -----     -----       -----      -----   -----
  Investment Operations:
  Investment income--net.........................................      .048      .051        .033(3)    .027    .037
                                                                      -----     -----       -----      -----   -----
  Distributions:
  Dividends from investment income--net..........................     (.048)    (.051)      (.033)     (.027)  (.037)
                                                                      -----     -----       -----      -----   -----
  Net asset value, end of period.................................     $1.00     $1.00       $1.00      $1.00   $1.00
                                                                      -----     -----       -----      -----   -----
                                                                      -----     -----       -----      -----   -----
TOTAL INVESTMENT RETURN..........................................      4.94%     5.23%       3.37%      2.77%   3.73%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........................       .50%      .50%        .50%(4)    .50%(5) .50%(5)
  Ratio of net investment income
    to average net assets........................................      4.79%     5.14%       3.62%      2.74%   3.63%
  Net Assets, end of period (000's Omitted)......................  $464,303  $399,873    $228,797    $69,785 $69,187

----------------------
(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) The Fund commenced selling Investor shares on April 18, 1994.
    Those shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0323.
(4) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.59%.
(5) For the years ended October 31, 1993 and 1992, the investment adviser reimbursed expenses of the Fund amounting to $.0040 and $.0040 per share, respectively.


See notes to financial statements.

Dreyfus U.S. Treasury Reserves
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

        The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Dreyfus U.S. Treasury Reserves (the "Fund"). The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares:
Investor Class and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

        Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

        The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

        (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

        It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

        (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of

Dreyfus U.S. Treasury Reserves
-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

        At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

        (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

        (b) Distribution plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 1996, the distribution fee for the Investor shares was $54,705.

        Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

        (c) Directors' fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds

Dreyfus U.S. Treasury Reserves
-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Bank Line of Credit:

        The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 4--Reorganization:

        On November 7, 1994, Dreyfus U.S. Treasury Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Government Money Fund, in exchange for shares of Dreyfus U.S. Treasury Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Government Money Fund shareholders on May 20, 1994. Total shares issued by Dreyfus U.S. Treasury Reserves and the total net assets of Dreyfus/Laurel Government Money Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus U.S. Treasury Reserves
------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

New York, New York
December 9, 1996

Important Tax Information (Unaudited)

        For State individual income tax purposes, the Fund hereby designates 50.10% of the ordinary income dividends paid during its fiscal year ended October 31, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus U.S. Treasury Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.       326/726AR9610


PREMIER BALANCED FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Premier Balanced Fund for the twelve-month period ended October 31, 1996. The Fund outperformed its benchmark index and its Lipper peer group for the fiscal year ended October 31, 1996. Positive contributions from asset allocation strategy and stock selection contributed to this relative performance.
    The Fund's total return for the twelve-month period was 18.71% for its Class A shares, 17.76% for Class B shares, 17.83% for Class C shares and 18.99% for Class R shares.* This compares with a total return of 17.55% for a hybrid benchmark index comprising 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index.** The total return for the S&P 500 was 24.08% and was 5.81% for the Lehman Brothers Intermediate Government/Corporate Bond Index for the same period.** The total return for the Lipper Balanced Funds Index measured by Lipper Analytical Services, Inc. was 14.48%.***
Economic Review
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These factors have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Federal Reserve Board twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem an anticipated price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to 2.2% in the third quarter. Early evidence for the fourth quarter indicates further sustained growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that the Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.

    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about the possibility restrained an ebullient stock market. By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, such as low inflation and investor optimism, took hold again and propelled stock prices to new highs. Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures. The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
    During the reporting period ended October 31, 1996 the bond market settled into its usual summer trading range after a volatile first four months of 1996. Yields on ten-year securities traded for most of the period between 6.50% and 7.00%. Economic reports indicated the economy was not growing as fast as previously feared. Employment growth moderated after having shocked investors by its strength early in the year. Moreover, fears of unexpected increases in inflation subsided as prices of oil and grains moved lower throughout the summer. By the end of the period investors' thinking turned positive, comfortable in the belief the bond market could move to lower yield levels by the end of 1996 given the evidence that the economy was growing at a moderate pace.
Portfolio Focus
    During the year, the Fund's allocation to equities was higher than the normal 60% target. On June 30th, the allocation was approximately 73% equities, 25% bonds. Our favorable expectations for the stock market compared to the bond market were driven by ongoing strength in corporate earnings and the stable short-term interest rate environment. Our current analysis continues to suggest a greater emphasis on stocks. As of October 31, our allocation remained 73% stocks and 25% fixed income securities.
    Within the equity component, stock selection in the capital spending, interest sensitive and energy related sectors contributed to the outperformance of its benchmark index. We continue to maintain a broadly diversified portfolio with sector weightings in line with that of the S&P 500.
    For most of the second and third calendar quarters, the Fund kept a duration neutral with the benchmark index, the Lehman Brothers Intermediate Government Corporate Bond Index. This neutral approach was assumed given the unexpected volatility experienced earlier in the year. The Fund's positions in the corporate sectors continue to add incremental yield to the Fund's performance. We currently have a positive bias as to how the market should perform through the end of the year. It is likely that we would increase the Fund's duration if the bond market exhibited more value.
    We appreciate your confidence in the Premier Balanced Fund. We would also like to take this opportunity to wish you a healthy and prosperous New Year.
                              Sincerely,
                          [Ronald P. Gala signature logo]
                              Ronald P. Gala

                          [Laurie Carrol signature logo]
                              Laurie Carrol
                              Portfolio Managers


November 20, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S.
stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The F und is permitted to invest up to 75% and as little as 40% of its total assets in common stocks and up to 60% and as little as 25% of its total assets in bonds, as deemed advisable by Dreyfus.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Average total return for the thirty largest Balanced Funds reflect reinvestment of distributions. The Fund's share price, yield and investment return fluctuate.


PREMIER BALANCED FUND                                       OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER BALANCED FUND CLASS R SHARES WITH
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX, THE LIPPER BALANCED FUNDS INDEX AND A HYBRID INDEX
[Exhibit A:
$16,499
Standard & Poor's 500 Composite
Stock Price Index*
Dollars
$14,813
Premier Balanced Fund
(Class R Shares)
$14,603
Hybrid Index***
$13,546
Lipper Balanced Funds Index*
$11,758
Lehman Brothers Intermediate Government/Corporate
Bond Index**
*    Source: Lipper Analytical Services, Inc.
**  Source: Lehman Brothers
***Source: Lipper Analytical Services, Inc. and Lehman Brothers]
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class R shares of Premier Balanced Fund on 9/15/93 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lipper Balanced Funds Index, as well as to a Hybrid Index as described below. For comparative purposes, the value of each index on 8/31/93 is used as the beginning value on 9/15/93. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.
Premier Balanced Fund invests in common stocks and bonds. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1 - 10 years. The Lipper Balanced Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Indices do not take into account charges, fees and other expenses. The Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds; however, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in the report.


PREMIER BALANCED FUND                                                                              OCTOBER 31, 1996

                                               Average Annual Total Returns
____________________________________________________________________________________________________________________________
                                                      Class A Shares
____________________________________________________________________________________________________________________________
                                                                                                         % Return
                                                                                                        Reflecting
                                                                                 % Return Without     Maximum Initial
Period Ended 10/31/96                                                              Sales Charge     Sales Charge (4.5%)
___________-                                                                         ________            _________
1 Year                                                                                 18.71%             13.38%
From Inception (4/14/94)                                                               17.40              15.30
                                                      Class B Shares
____________________________________________________________________________________________________________________________
                                                                                                    % Return Reflecting
                                                                                                   Applicable Contingent
                                                                                     % Return          Deferred Sales
                                                                                   Assuming No          Charge Upon
Period Ended 10/31/96                                                               Redemption          Redemption*
___________-                                                                         ________            _________
1 Year                                                                                 17.76%             13.76%
From Inception (12/19/94)                                                              22.04              20.23
                                                      Class C Shares
____________________________________________________________________________________________________________________________
                                                                                                    % Return Reflecting
                                                                                                   Applicable Contingent
                                                                                     % Return          Deferred Sales
                                                                                     Assuming           Charge Upon
Period Ended 10/31/96                                                             No Redemption         Redemption**
___________-                                                                         ________            _________
1 Year                                                                                 17.83%             16.83%
From Inception (12/19/94)                                                              22.13              22.13
                                                      Class R Shares
____________________________________________________________________________________________________________________________
Period Ended 10/31/96
___________-
1 Year                                                                                 18.99%
From Inception (9/15/93)                                                               13.38

    *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
    **    The maximum contingent deferred sales charge for Class C shares is
    1% for shares redeemed within one year of the date of purchase.


PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS                                                                                OCTOBER 31, 1996
Common Stocks-61.6%                                                                                  Shares           Value
                                                                                                    _______           ______
  Basic Industries-3.6%.             Champion International                                           6,300     $    274,050
                                     Dow Chemical...........................                          8,700          676,425
                                     duPont (E.I.) deNemours & Co...........                          8,700          806,925
                                     Georgia-Pacific........................                          3,900          292,500
                                     International Paper....................                         18,600          795,150
                                     Morton International...................                         12,900          507,937
                                     Owens-Illinois.......................        (a)                 1,000           15,500
                                     PPG Industries.........................                         10,200          581,400
                                     Praxair................................                          7,500          331,875
                                     Sealed Air...........................        (a)                 4,200          163,275
                                     Sherwin-Williams.......................                          4,800          240,600
                                     Union Carbide..........................                          9,000          383,625
                                     Willamette Industries..................                          1,300           87,750
                                                                                                                     _______
                                                                                                                   5,157,012
                                                                                                                     _______
  Capital Spending-13.2%.....        Applied Materials                            (a)                10,200          269,663
                                     Cabletron Systems....................        (a)                 6,000          374,250
                                     Case........................................                    11,400          530,100
                                     Caterpillar............................                         17,700        1,214,662
                                     Cisco Systems........................        (a)                22,200        1,373,625
                                     Compaq Computer......................        (a)                11,100          772,838
                                     Computer Associates International......                          7,800          461,175
                                     Gateway 2000.........................        (a)                 5,700          268,256
                                     General Electric.......................                         17,100        1,654,425
                                     General Motors, Cl. H..................                          5,400          288,225
                                     HBO & Co...............................                          6,300          378,788
                                     Harnischfeger Industries...............                         10,200          408,000
                                 ....Harsco                                                           1,100           70,262
                                     HealthCare COMPARE...................        (a)                 7,500          330,000
                                     Illinois Tool Works....................                          8,100          569,025
                                     Ingram Micro, Cl. A....................                          5,000           90,000
                                 ....Intel                                                           16,800        1,845,900
                                     LSI Logic............................        (a)                17,400          461,100
                                     Lockheed Martin........................                          7,200          645,300
                                     Lucent Technologies....................                          5,023          236,081
                                     MemberWorks............................                          2,500           36,250
                                     Microsoft............................        (a)                16,200        2,223,450
                                     Newbridge Networks...................        (a)                24,900          787,462
                                 ....Oracle                                       (a)                23,400          990,113
                                     Pitney Bowes...........................                          5,100          284,962
                                     Raytheon...............................                         11,700          576,225
                                 ....Tellabs                                      (a)                 5,100          434,137
                                 ....3Com                                         (a)                11,400          770,925
                                     Wheelabrator Technology................                          3,100           48,050
                                 ....Xerox                                                           17,700          820,838
                                                                                                                     _______
                                                                                                                  19,214,087
                                                                                                                     _______
  Consumer Cyclical-8.2%........     Black & Decker                                                   5,400          201,825
                                     Boston Chicken.......................        (a)                 6,600          240,075
                                     Brunswick..............................                         10,800          253,800

PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    _______           ______

  Consumer Cyclical (continued)......Chrysler                                                        21,900    $     736,388
                                     Dayton Hudson..........................                         21,900          758,287
                                     Eckerd                                       (a)                15,600          432,900
                                     Federated Department Stores..........        (a)                13,800          455,400
                                     Gannett................................                          3,000          227,625
                                 ....Gap                                                             32,400          939,600
                                     General Motors.........................                         21,300        1,147,538
                                     Goodyear Tire & Rubber.................                          3,300          151,387
                                 ....K2                                                               6,000          138,000
                                     King World Productions...............        (a)                 8,100          291,600
                                     Leggett & Platt........................                          7,800          233,025
                                     Magna International, Cl. A.............                          4,200          210,525
                                     McDonald's.............................                         12,900          572,438
                                     Mirage Resorts.......................        (a)                15,000          330,000
                                     New York Times, Cl. A..................                         18,600          671,925
                                     NIKE, Cl. B............................                         13,800          812,475
                                     OfficeMax............................        (a)                12,600          170,100
                                     Safeway..............................        (a)                29,100        1,247,662
                                     Sears, Roebuck & Co....................                         12,000          580,500
                                 ....TJX                                                             20,700          828,000
                                 ....V.F.                                                             3,600          235,350
                                     Waban................................        (a)                 3,300           86,213
                                                                                                                     _______
                                                                                                                  11,952,638
                                                                                                                     _______
  Consumer Staples-6.9%..........    Avon Products                                                   19,800        1,074,150
                                     Campbell Soup..........................                          8,100          648,000
                                 ....Clorox                                                           2,000          218,250
                                     Coca-Cola..............................                         50,100        2,530,050
                                     Coca-Cola Enterprises..................                          1,900           80,988
                                     Eastman Kodak..........................                          9,000          717,750
                                 ....Gillette                                                        16,800        1,255,800
                                     Hershey Foods..........................                         10,200          493,425
                                 ....IBP                                                             25,500          637,500
                                     Philip Morris..........................                         15,000        1,389,375
                                     Ralston-Ralston Purina Group...........                          8,100          535,612
                                     Sara Lee...............................                         13,800          489,900
                                                                                                                     _______
                                                                                                                  10,070,800
                                                                                                                     _______
  Energy-5.8%........................Amoco                                                            4,500          340,875
                                     British Petroleum, A.D.S...............                          7,200          926,100
                                     Chevron................................                         15,300        1,005,975
                                     Coastal................................                         10,800          464,400
                                     Consolidated Natural Gas...............                          7,200          382,500
                                 ....Exxon                                                           15,900        1,409,138
                                     PanEnergy..............................                          6,300          242,550
                                     Phillips Petroleum.....................                         19,500          799,500
                                 ....Texaco                                                          10,800        1,097,550
                                     Transocean Offshore....................                          6,900          436,425
                                 ....Unocal                                                          20,100          736,163

PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    _______           ______

  Energy (continued)........         USX-Marathon Group                                               11,700    $    255,937
                                     Williams...............................                          5,400          282,150
                                                                                                                     _______
                                                                                                                   8,379,263
                                                                                                                     _______
  Health Care-7.4%.........          Abbott Laboratories                                             15,900          804,938
                                     Amgen................................        (a)                15,300          938,081
                                     Becton, Dickinson & Co.................                         22,500          978,750
                                     Bristol-Myers Squibb...................                         10,500        1,110,375
                                     Columbia/HCA Healthcare................                         15,900          568,425
                                     General Surgical Innovations...........                          2,000           14,500
                                     Johnson & Johnson......................                         39,300        1,935,525
                                     Medtronic..............................                          9,300          598,688
                                     Merck & Co.............................                         24,900        1,845,712
                                     Oxford Health Plans..................        (a)                 4,500          204,750
                                 ....Pfizer                                                          11,700          968,175
                                     Schering-Plough........................                         13,200          844,800
                                                                                                                     _______
                                                                                                                  10,812,719
                                                                                                                     _______
  Interest Sensitive- 9.1%...........Allstate                                                        14,700          825,038
                                     AMBAC..................................                          6,300          393,750
                                     American National Insurance............                          3,000          196,500
                                     AmSouth Bancorp........................                          9,600          445,200
                                     BankAmerica............................                         16,200        1,482,300
                                     Barnett Banks..........................                         10,200          388,875
                                     Bear Stearns...........................                         22,200          524,475
                                     Chase Manhattan........................                          6,300          540,225
                                     CIGNA..................................                          5,400          704,700
                                     Citicorp...............................                          7,500          742,500
                                     Comerica...............................                         21,000        1,115,625
                                     Conseco................................                          9,300          497,550
                                     Dean Witter, Discover & Co.............                          4,500          264,937
                                 ....EXEL                                                            20,700          786,600
                                     First Chicago..........................                         20,100        1,025,100
                                     Green Tree Financial...................                         13,800          546,825
                                     Morgan (J.P.)..........................                          5,100          440,512
                                     NationsBank............................                          3,900          367,575
                                     Republic New York......................                          3,900          297,375
                                     Standard Federal Bancorporation........                          3,900          208,650
                                     Student Loan Marketing Association.....                          9,000          744,750
                                     Travelers Group........................                         12,000          651,000
                                                                                                                     _______
                                                                                                                  13,190,062
                                                                                                                     _______
  Mining & Metals-.7%................ASARCO                                                           9,900          259,875
                                 ....Nucor                                                            3,900          184,763
                                     Phelps Dodge...........................                          4,500          282,937
                                     USX-U.S. Steel Group...................                          9,600          261,600
                                                                                                                     _______
                                                                                                                     989,175
                                                                                                                     _______
  Transportation-.9%.................CSX                                                             14,400          621,000
                                     Carnival, Cl. A........................                         7,500           225,938

PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1996
Common Stocks (continued)                                                                            Shares           Value
                                                                                                    _______           ______

  Transportation (continued)...      Delta Air Lines                                                  2,400    $     170,100
                                     Illinois Central.......................                          9,300          301,087
                                                                                                                     _______
                                                                                                                   1,318,125
                                                                                                                     _______
  Utilities-5.8%.....................AT&T                                                             7,800          272,025
                                     Ameritech..............................                         24,000        1,314,000
                                     BellSouth..............................                         23,100          941,325
                                     Consolidated Edison....................                         20,400          596,700
                                 ....DQE                                                             10,200          293,250
                                     Entergy................................                         35,400          991,200
                                     Frontier...............................                         12,600          365,400
                                 ....GPU                                                             18,300          601,613
                                     MCI Communications.....................                         33,000          829,125
                                     Pacific Gas & Electric.................                         12,900          303,150
                                     Pinnacle West Capital..................                          6,300          194,512
                                     SBC Communications.....................                         19,500          948,188
                                     Vodafone Group, A.D.R..................                         10,500          405,562
                                     WorldCom.............................        (a)                17,100          416,813
                                                                                                                     _______
                                                                                                                   8,472,863
                                                                                                                     _______
                                     TOTAL COMMON STOCKS
                                       (cost $72,743,188)...................                                   $  89,556,744
                                                                                                                     =======
                                                                                                   Principal
Bonds & Notes-25.2%                                                                                 Amount
                                                                                                    ______-
  Basic Industries-.1%               Aluminum Company of America, Notes,
                                       5.75%, 2/1/2001......................                $       100,000     $     97,618
                                                                                                                     _______
  Consumer Cyclical-.2%..            Sears Roebuck, Notes,
                                       6.25%, 1/15/2004.....................                        175,000          170,292
                                     Wal-Mart Stores,Notes,
                                       5.50%, 3/1/1998......................                        150,000          149,608
                                                                                                                     _______
                                                                                                                     319,900
                                                                                                                     _______
  Consumer Staples-1.2%...           Heinz (H.J.), Notes,
                                       6.875%, 1/15/2003....................                        100,000          101,723
                                     Pepsico, Deb.,
                                       7.625%, 11/1/1998....................                        700,000          721,177
                                     Philip Morris, Deb.,
                                       6%, 11/15/1999.......................                      1,000,000          986,666
                                                                                                                     _______
                                                                                                                   1,809,566
                                                                                                                     _______
  Energy-1.1%..........     .        Texaco Capital, Notes,
                                       6.875%, 7/15/1999....................                        500,000          509,119
                                     WMX Technologies, Notes,
                                       8.125%, 2/1/1998.....................                      1,000,000        1,026,679
                                                                                                                     _______
                                                                                                                   1,535,798
                                                                                                                     _______
  Interest Sensitive-2.7%            Associated Corporation of North America,
                                       Sr. Notes, 7.50%, 5/15/1999..........                        100,000          103,103

PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1996
                                                                                                  Principal
Bonds & Notes (continued)                                                                           Amount            Value
                                                                                                    _______           ______

  Interest Sensitive (continued)     Chase Manhattan, Sub. Deb.,
                                       8.625%, 5/1/2002.....................                $       500,000   $      545,416
                                     Commercial Credit, Notes,
                                       6.70%, 8/1/1999......................                         75,000           75,934
                                     First Chicago, Sub. Notes,
                                       9.875%, 8/15/2000....................                        150,000          167,116
                                     Ford Motor Credit, Notes,
                                       5.625%, 12/15/1998...................                        100,000           99,061
                                     General Motors Acceptance, Notes,
                                       7.75%, 1/15/1999.....................                        500,000          516,388
                                     Norwest Financial, Sr. Notes,
                                       7%, 1/15/2003........................                        150,000          152,969
                                     Province of Ontario, Sr. Unsub.,
                                       7%, 8/4/2005.........................                        700,000          713,713
                                     Republic New York, Deb.,
                                       9.75%, 12/1/2000.....................                      1,000,000        1,118,624
                                     Wells Fargo & Co., Sub. Notes,
                                       6.125%, 11/1/2003....................                        500,000          481,865
                                                                                                                     _______
                                                                                                                   3,974,189
                                                                                                                     _______
  Utilities-.5%.....                 Consolidated Edison, Deb.,
                                       6.375%, 4/1/2003.....................                        150,000          147,972
                                     Duke Power, First Ref. Mort.:
                                       7.50%, 4/1/1999......................                        125,000          128,754
                                       6.125%, 7/22/2003....................                        500,000          484,643
                                                                                                                     _______
                                                                                                                     761,369
                                                                                                                     _______
  U.S. Government
    & Agencies-19.4%.                Federal Home Loan Mortgage,
                                       5.40%, 11/1/2000.....................                        500,000          485,363
                                     Federal National Mortgage Association,
                                       5.30%, 12/10/1998....................                      1,000,000          988,836
                                     U.S. Treasury Bonds:
                                       11.625%, 11/15/2002..................                        500,000          636,641
                                       12.375%, 5/15/2004...................                        100,000          136,094
                                       10.75%, 8/15/2005....................                        500,000          646,094
                                     U.S. Treasury Notes:
                                       4.75%, 2/15/1997.....................                        700,000          698,469
                                       6%, 8/31/1997........................                        500,000          501,953
                                       8.875%, 11/15/1997...................                      1,000,000        1,033,125
                                       5.625%, 1/31/1998....................                        800,000          800,000
                                       6.25%, 6/30/1998.....................                      2,500,000        2,522,266
                                       8.25%, 7/15/1998.....................                      1,000,000        1,040,781
                                       4.75%, 8/31/1998.....................                      1,000,000          983,281
                                       5.125%, 11/30/1998...................                        200,000          197,531
                                       5.125%, 12/31/1998...................                        200,000          197,406
                                       7%, 4/15/1999........................                        400,000          410,719
                                       6.75%, 5/31/1999.....................                      1,000,000        1,021,172
                                       6.875%, 7/31/1999....................                      1,000,000        1,024,609

PREMIER BALANCED FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1996
                                                                                                  Principal
Bonds & Notes (continued)                                                                           Amount            Value
                                                                                                    _______           ______

  U.S. Government
    & Agencies (continued)           U.S. Treasury Notes (continued):
                                       6.375%, 1/15/2000....................                 $    3,400,000   $    3,445,156
                                       6.875%, 3/31/2000....................                        500,000          513,906
                                       6.250%, 5/31/2000....................                      1,930,000        1,946,284
                                       7.875%, 8/15/2001....................                        400,000          429,313
                                       7.50%, 11/15/2001....................                      3,000,000        3,178,594
                                       6.375%, 8/15/2002....................                      1,000,000        1,011,719
                                       5.75%, 8/15/2003.....................                      1,000,000          974,219
                                       7.25%, 8/15/2004.....................                        500,000          529,297
                                       6.50%, 5/15/2005.....................                      1,300,000        1,314,625
                                       6.50%, 8/15/2005.....................                      1,500,000        1,516,172
                                                                                                                     _______
                                                                                                                  28,183,625
                                                                                                                     _______
                                     TOTAL BONDS & NOTES
                                       (cost $36,275,808)...................                                   $  36,682,065
                                                                                                                     =======
Short-Term Investments-12.5%
  Repurchase Agreement-11.8%         Goldman, Sachs & Co.
                                       5.55% Dated 10/31/1996,
                                       Due 11/1/1996 in the amount of
                                       $17,145,018 (fully collateralized
                                       by $16,680,000 U.S. Treasury Notes,
                                       6.75%, 5/31/1999, value $17,488,100).                  $  17,145,018    $  17,145,018
  U.S. Treasury Bill-.7%.......        4.91%, 12/19/96                (b)                         1,070,000        1,062,638
                                                                                                                     =======
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $18,208,010)...................                                   $  18,207,656
                                                                                                                     =======
TOTAL INVESTMENTS (cost $ 127,227,006)......................................                          99.3%     $144,446,465
                                                                                                       ====          =======
CASH AND RECEIVABLES (NET)..................................................                            .7%     $    950,851
                                                                                                       ====          =======
NET ASSETS..................................................................                         100.0%     $145,397,316
                                                                                                       ====          =======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Held by the custodian in a segregated account as collateral for open
   Financial Futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                           OCTOBER 31, 1996
                                                                         Market Value                      Unrealized
                                                          Number of        Covered                        Appreciation
Financial Futures Purchased;                              Contracts      by Contracts     Expiration       at 10/31/96
                                                           ______          _______         ______-           ______-
    Standard & Poor's 500....................               47         $  16,676,775    December `96    $       393,800
                                                                                                             =======


SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          OCTOBER 31, 1996
                                                                                                      Cost            Value
                                                                                                    _______          _______
ASSETS:                          Investments in securities-See Statement of Investments
                                 (including Repurchase Agreements of $17,145,018)              $127,227,006     $144,446,465
                                 Cash.......................................                                           4,659
                                 Dividends and interest receivable..........                                         909,160
                                 Receivable for futures variation margin....                                         160,975
                                 Receivable from subscriptions to Capital Stock                                      151,613
                                 Receivable for investment securities sold..                                          28,092
                                                                                                                     _______
                                                                                                                 145,700,964
                                                                                                                     _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       122,389
                                 Due to Distributor.........................                                           9,108
                                 Payable for investment securities purchased                                          90,000
                                 Payable for shares of Capital Stock redeemed                                         82,151
                                                                                                                     _______
                                                                                                                     303,648
                                                                                                                     _______
NET ASSETS..................................................................                                    $145,397,316
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                    $112,801,320
                                 Accumulated undistributed investment income-net844,911
                                 Accumulated net realized gain (loss) on investments                              14,137,826
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments (including $393,800 net unrealized
                                 ...        appreciation on financial futures)-Note 3                             17,613,259
                                                                                                                     _______
NET ASSETS..................................................................                                    $145,397,316
                                                                                                                     =======
                                            NET ASSET VALUE PER SHARE
                                                ________________-


                                                          Class A          Class B         Class C          Class R
                                                         _______           _______         _______          _______
Net Assets.................................           $6,274,674        $9,140,998         $237,604    $129,744,040
Shares Outstanding.........................              457,722           668,037           17,348       9,457,743
NET ASSET VALUE PER SHARE..................               $13.71            $13.68           $13.70          $13.72
                                                            ====              ====             ====            ====




SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
STATEMENT OF OPERATIONS                                                               YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $5,529 foreign taxes withheld
                                     at source).............................                      $  1,405,839
                                 Interest...................................                         2,968,449
                                                                                                        ______
                                     Total Income...........................                                      $  4,374,288
EXPENSES:                        Management fee-Note 2(a)...................                         1,188,750
                                 Distribution and service fee-Note 2(b).....                            73,118
                                 Directors' fees and expenses-Note 2(c).....                             1,567
                                                                                                        ______
                                     Total Expenses.........................                                         1,263,435
                                                                                                                        ______
INVESTMENT INCOME-NET.......................................................                                         3,110,853
                                                                                                                        ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                       $11,517,005
                                 Net realized gain (loss) on financial futures:
                                     Long transactions......................                         2,701,810
                                     Short transactions.....................                           (52,116)
                                                                                                        ______
                                     Net Realized Gain (Loss)...............                                        14,166,699
                                 Net unrealized appreciation (depreciation)
on investments
                                     (including $370,137 net unrealized appreciation
                                     on financial futures)..................                                         3,609,857
                                                                                                                        ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        17,776,556
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $20,887,409
                                                                                                                        ======








SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended                Year Ended
                                                                                     October 31, 1996            October 31, 1995
                                                                                         ________-                  ________-
OPERATIONS:
  Investment income-net....................................................         $    3,110,853             $    2,566,644
  Net realized gain (loss) on investments..................................             14,166,699                  2,859,296
  Net unrealized appreciation (depreciation) on investments................              3,609,857                 12,325,435
                                                                                           _______                    _______
      Net Increase (Decrease) in Net Assets Resulting from Operations......             20,887,409                 17,751,375
                                                                                           _______                    _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                (82,168)                   (54,581)
    Class B shares.........................................................                (93,190)                   (15,467)
    Class C shares.........................................................                   (880)                       (63)
    Class R shares.........................................................             (2,779,831)                (2,292,181)
  Net realized gain on investments:
    Class A shares.........................................................                (12,895)                      _-
    Class B shares.........................................................                (23,311)                      _-
    Class C shares.........................................................                    (93)                      _-
    Class R shares.........................................................               (630,855)                      _-
                                                                                           _______                    _______
      Total Dividends......................................................             (3,623,223)                (2,362,292)
                                                                                           _______                    _______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................              4,827,120                  5,596,014
    Class B shares.........................................................              5,867,242                  2,919,383
    Class C shares.........................................................                220,931                      5,416
    Class R shares.........................................................             91,066,091                 22,961,009
  Dividends reinvested:
    Class A shares.........................................................                 80,519                     48,751
    Class B shares.........................................................                 85,124                     15,934
    Class C shares.........................................................                    935                         63
    Class R shares.........................................................              3,412,336                  2,284,969
  Cost of shares redeemed:
    Class A shares.........................................................               (821,065)                (6,049,079)
    Class B shares.........................................................               (790,373)                   (67,410)
    Class C shares.........................................................                 (3,092)                        -
    Class R shares.........................................................            (78,467,084)               (17,974,028)
                                                                                           _______                    _______
      Increase (Decrease) in Net Assets from Capital Stock Transactions....             25,478,684                  9,741,022
                                                                                           _______                    _______
        Total Increase (Decrease) in Net Assets............................             42,742,870                 25,130,105
NET ASSETS:
  Beginning of Period......................................................            102,654,446                 77,524,341
                                                                                           _______                    _______
  End of Period............................................................           $145,397,316               $102,654,446
                                                                                           =======                    =======
Undistributed investment income-net........................................        $       844,911            $       690,127
                                                                                           _______                    _______
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares

                                                                                    __________________-__________________-
                                                                                        Year Ended                Year Ended
                                                                                     October 31, 1996           October 31, 1995
                                                                                         ________-                  ________-
CAPITAL SHARE TRANSACTIONS:
    Class A
    ____
  Shares sold..............................................................                376,308                    566,013
  Shares issued for dividends reinvested...................................                  6,409                      4,833
  Shares redeemed..........................................................                (63,542)                  (610,712)
                                                                                             _____                      _____
                                 Net Increase (Decrease) in Shares Outstanding             319,175                    (39,866)
                                                                                             =====                      =====
    Class B*
    ____
  Shares sold..............................................................                459,770                    266,500
  Shares issued for dividends reinvested...................................                  6,805                      1,443
  Shares redeemed..........................................................                (60,720)                    (5,761)
                                                                                             _____                      _____
                                 Net Increase (Decrease) in Shares Outstanding             405,855                    262,182
                                                                                             =====                      =====
    Class C*
    ____
  Shares sold..............................................................                 16,995                        511
  Shares issued for dividends reinvested...................................                     74                          6
  Shares redeemed..........................................................                   (238)                       _-
                                                                                             _____                      _____
                                 Net Increase (Decrease) in Shares Outstanding              16,831                        517
                                                                                             =====                      =====
    Class R
    ____
  Shares sold..............................................................              6,955,109                  2,189,828
  Shares issued for dividends reinvested...................................                274,851                    217,471
  Shares redeemed..........................................................             (5,985,999)                (1,700,811)
                                                                                             _____                      _____
                                 Net Increase (Decrease) in Shares Outstanding           1,243,961                    706,488
                                                                                             =====                      =====

    *The Fund commenced selling Class B and Class C shares on December 20,
   1994.








SEE NOTES TO FINANCIAL STATEMENTS.



PREMIER BALANCED FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class A Shares
                                                                                       ________________________________
                                                                                            Year Ended October 31,
                                                                                       ________________________________
PER SHARE DATA:                                                                          1996        1995          1994(1)(2)
                                                                                          ___-       ___-          ___-
    Net asset value, beginning of period..................................             $11.91      $10.08        $ 9.73
                                                                                          ___-       ___-          ___-
    Investment Operations:
    Investment income-net.................................................                .31         .28           .11
    Net realized and unrealized gain (loss)
      on investments......................................................               1.88        1.82           .34
                                                                                          ___-       ___-          ___-
    Total from Investment Operations......................................               2.19        2.10           .45
                                                                                          ___-       ___-          ___-
    Distributions:
    Dividends from investment income-net..................................               (.31)       (.27)         (.10)
    Dividends from net realized gain on investments.......................               (.08)         .-            .-
                                                                                          ___-       ___-          ___-
    Total Distributions...................................................               (.39)       (.27)         (.10)
                                                                                          ___-       ___-          ___-
    Net asset value, end of period........................................             $13.71      $11.91        $10.08
                                                                                          ====       ====          ====
TOTAL INVESTMENT RETURN(3)................................................              18.71%      21.17%         4.68%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               1.25%       1.25%          .71%(4)(5)
    Ratio of net investment income
      to average net assets...............................................               2.39%       2.65%         1.09%(4)(5)
    Portfolio Turnover Rate...............................................              85.21%      53.20%        83.00%
    Average commission rate paid(6).......................................             $.0540          .-            .-
    Net Assets, end of period (000's Omitted).............................             $6,275      $1,650        $1,798
    (1)  The Fund commenced selling Investor shares on April 14, 1994. On October 17, 1994, Investor shares were redesignated as
    Class A shares.
    (2)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
    Mellon Bank, N.A. served as the Fund's investment manager.
    (3)  Exclusive of sales load.
    (4)  Not annualized.
    (5)  These ratios have been restated to reflect current year's presentation.
    (6)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class B Shares
                                                                                            ____________________________
                                                                                               Year Ended October 31,
                                                                                            ____________________________
PER SHARE DATA:                                                                                 1996           1995(1)
                                                                                                ___-           ___-
    Net asset value, beginning of period....................................                  $11.89        $  9.76
                                                                                                ___-           ___-
    Investment Operations:
    Investment income-net...................................................                     .21            .14
    Net realized and unrealized gain(loss)
      on investments........................................................                    1.87           2.11
                                                                                                ___-           ___-
    Total from Investment Operations........................................                    2.08           2.25
                                                                                                ___-           ___-
    Distributions:
    Dividends from investment income-net....................................                    (.21)          (.12)
    Dividends from net realized gain on investments.........................                    (.08)           .-
                                                                                                ___-           ___-
    Total Distributions.....................................................                    (.29)          (.12)
                                                                                                ___-           ___-
    Net asset value, end of period..........................................                  $13.68         $11.89
                                                                                                ====           ====
TOTAL INVESTMENT RETURN.....................................................                   17.76%         23.19%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    2.00%          1.73%(2)
    Ratio of net investment income
      to average net assets.................................................                    1.65%          2.16%(2)
    Portfolio Turnover Rate.................................................                   85.21%         53.20%(2)
    Average commission rate paid(3).........................................                  $.0540             .-
    Net Assets, end of period (000's Omitted)...............................                  $9,141         $3,118
    (1)  The Fund commenced selling Class B shares on December 20, 1994.
    (2)  Not annualized.
    (3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C Shares
                                                                                            ____________________________
                                                                                               Year Ended October 31,
                                                                                            ____________________________
PER SHARE DATA:                                                                                 1996           1995(1)
                                                                                                ___-           ___-
    Net asset value, beginning of period....................................                  $11.90         $ 9.76
                                                                                                ___-           ___-
    Investment Operations:
    Investment income-net...................................................                     .25            .11
    Net realized and unrealized gain (loss)
      on investments........................................................                    1.84           2.15
                                                                                                ___-           ___-
    Total from Investment Operations........................................                    2.09           2.26
                                                                                                ___-           ___-
    Distributions:
    Dividends from investment income-net....................................                    (.21)          (.12)
    Dividends from net realized gain on investments.........................                    (.08)           .-
                                                                                                ___-           ___-
    Total Distributions.....................................................                    (.29)          (.12)
                                                                                                ___-           ___-
    Net asset value, end of period..........................................                  $13.70         $11.90
                                                                                                ====           ====
TOTAL INVESTMENT RETURN.....................................................                   17.83%         23.29%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    2.00%          1.73%(2)
    Ratio of net investment income
      to average net assets.................................................                    1.62%          2.16%(2)
    Portfolio Turnover Rate.................................................                   85.21%         53.20%(2)
    Average commission rate paid(3).........................................                  $.0540              -
    Net Assets, end of period (000's Omitted)...............................                    $237             $6
    (1)  The Fund commenced selling Class C shares on December 20, 1994.
    (2)  Not annualized.
    (3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER BALANCED FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class R Shares
                                                                         _______________________-_______________________-
                                                                                    Year Ended October 31,
                                                                         _______________________-_______________________-
PER SHARE DATA:                                                            1996         1995        1994(1)    1993(2)
                                                                           ___-         ___-        ___-       ___-
    Net asset value, beginning of period..................               $11.92       $10.09      $10.18     $10.00
                                                                           ___-         ___-        ___-       ___-
    Investment Operations:
    Investment income-net.................................                  .34          .31         .20(3)     .02
    Net realized and unrealized gain (loss)
      on investments......................................                 1.88         1.81        (.13)       .16
                                                                           ___-         ___-        ___-       ___-
    Total from Investment Operations......................                 2.22         2.12         .07        .18
                                                                           ___-         ___-        ___-       ___-
    Distributions:
    Dividends from investment income-net..................                 (.34)        (.29)       (.16)        .-
    Dividends from net realized gain on investments.......                 (.08)          .-          .-         .-
                                                                           ___-         ___-        ___-       ___-
    Total Distributions...................................                 (.42)        (.29)       (.16)        .-
                                                                           ___-         ___-        ___-       ___-
    Net asset value, end of period........................               $13.72       $11.92      $10.09     $10.18
                                                                           ====         ====        ====       ====
TOTAL INVESTMENT RETURN...................................                18.99%       21.46%        .68%      1.80%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............                 1.00%        1.00%       1.04%(5)    .15%(4)(6)(7)
    Ratio of net investment income
      to average net assets...............................                 2.68%        2.89%       2.23%       .25%(4)(7)
    Portfolio Turnover Rate...............................                85.21%       53.20%      83.00%         -
    Average commission rate paid(8).......................               $.0540            -           -          -
    Net Assets, end of period (000's Omitted).............             $129,744      $97,881     $75,720    $28,904
    (1)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
    Mellon Bank, N.A. served as the Fund's investment manager.
    (2)  The Fund commenced operations on September 15, 1993. On April 14, 1994, the Fund commenced selling Investor shares.
    Those shares outstanding prior to April 14, 1994 were designated as Trust shares. On October 17, 1994, Trust shares were redesignated as Class R shares.
    (3)  Net investment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was
    $.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuations of market values of the portfolio.
    (4)  Not annualized.
    (5)  Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
    (6)  For the period September 30, 1993 (commencement of operations) to October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0109.
    (7)  These ratios have been restated to reflect current year's presentation.
    (8)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Premier Balanced Fund (the "Fund"). The Fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the Fund's investment manager. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential

PREMIER BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (D) FINANCIAL FUTURES: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 1, 1996, the Board of Directors declared dividends from net investment income for the Class A, Class B, Class C and Class R shares in the amount of $.0736, $.0478, $.0480 and $.0823 per share, respectively, payable on November 4, 1996 to shareholders of record on November 1, 1996.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up
PREMIER BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1996, the distribution fee for Class A, Class B and Class C shares was $9,935, $46,789 and $598, respectively. During the period ended October 31, 1996, the service fee for Class B shares and Class C shares was $15,597 and $199 respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) DIRECTOR'S FEES: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees a nd expenses are charged and allocated to each series based on net assets.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $105,669,631 and $88,701,919, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $17,613,259, consisting of $18,303,682 gross unrealized appreciation and $690,423 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

PREMIER BALANCED FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and statement of financial futures, of Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 9, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.076 per share as a long-term capital gain distribution paid on December 26, 1995 and also designates $.0133 per share as a long-term capital gain distribution paid on August 2, 1996.
    The Fund also designates 29.93% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.



PREMIER BALANCED FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940












Printed in U.S.A.                       342/642AR9610
Annual Report
Premier
Balanced Fund
October 31, 1996
[Dreyfus lion/2hres logo]


PREMIER LIMITED TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Limited Term Income Fund for its annual reporting period ended October 31, 1996. For this twelve-month period, the Fund provided the following total returns for its share classes:*
                             Class A....................... 4.85%
                             Class B....................... 4.33%
                             Class C....................... 3.83%
                             Class R....................... 5.12%
    These returns compare with a total return of 5.81% for the Fund's benchmark index, the Lehman Brothers Intermediate Government/Corporate Bond Index, and 5.85% for the Lehman Brothers Aggregate Bond Index.**
    Income dividends per share were paid during the period in the following approximate amounts and annualized distribution rates were:
             Income Dividends per share      Annualized Distribution Rate***
Class A                $.568                              5.10%
Class B                $.514                              4.75%
Class C                $.512                              4.76%
Class R                $.595                              5.51%
ECONOMIC REVIEW
    The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proven to be unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two-thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously expected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Chairman Alan Greenspan, rose just 0.6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion
- its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
THE MARKET AND THE PORTFOLIO
    After a volatile first four months of 1996, the bond market settled into a trading range during the summer with yields on ten-year securities varying within a range of 6.5% to 7.0%. Economic reports began to indicate an economy not growing as fast as many investors had feared. Employment growth, a shock to investors earlier in the year, moderated. Additionally, investor fear of abnormal increases in the rate of inflation subsided as oil and grain prices moved lower over the summer. By the end of the reporting period, investor psychology turned positive and bond yields moved lower as evidence grew that the economy was growing at a moderate pace.
    From October 1995 through March 1996, the Fund maintained a longer duration than its benchmark index. The longer a fund's duration, the more volatile the fund will be as interest rates move. In a declining interest rate environment, a longer duration is advantageous to a fund. The reverse is true in a rising interest rate environment. As rates rose early in 1996, this longer duration contributed to the Fund's underperforming its benchmark.
    In response to the unexpected bond market volatility earlier in the year the Fund adjusted its duration to a neutral position similar to its benchmark index. Recently, we adopted a more positive attitude toward the bond market in anticipation of continued low inflation and moderate economic growth. The Fund continues to hold broad positions in the mortgage and corporate sectors which add incremental yield to the Fund's performance.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,
                          [Laurie Carroll signature logo]
                              Laurie Carroll
                              Portfolio Manager
November 15, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Lehman Brothers Intermediate Government/ Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments with an average maturity of 1-10 years.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price in the case of Class A shares, or net asset value per share in the case of Class B, Class C and Class R shares at the end of the period, adjusted for any capital gain distributions.

PREMIER LIMITED TERM INCOME FUND                           OCTOBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER LIMITED TERM INCOME FUND CLASS R SHARES
WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

$15,482
Lehman Brothers Aggregate
Bond Index*
Dollars
$14,972
Lehman Brothers Intermediate
Government/Corporate Bond Index*
$14,466
Premier Limited Term Income Fund
(Class R Shares)
[Exhibit A]
*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS





                              CLASS A SHARES                                              CLASS B SHARES
________________________________________________________________        _________________________________________________________
                                                                                                             % Return Reflecting
                                                  % Return                                                  Applicable Contingent
                                                 Reflecting                                      % Return        Deferred Sales
                          % Return Without     Maximum Initial                                  Assuming No       Charge Upon
PERIOD ENDED 10/31/96      Sales Charge      Sales Charge (3.0%)        PERIOD ENDED 10/31/96   Redemption        Redemption*
____________________       ____________      _____________________     _____________________     _________     _________________
1 Year                         4.85%               1.66%                1 Year                      4.33%             1.34%
From Inception (4/7/94)        6.43                5.20                 From Inception (12/19/94)   8.33              6.83

                              CLASS C SHARES                                              CLASS R SHARES
________________________________________________________________        _________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming          Charge Upon
PERIOD ENDED 10/31/96      No Redemption        Redemption**            PERIOD ENDED 10/31/96
____________________       ____________      _____________________      _____________________
1 Year                         3.83%              3.09%                 1 Year                       5.12%
From Inception (12/19/94)      8.06               8.06                  5 Years                      6.52
                                                                        From Inception (7/11/91)     7.20

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class R shares of Premier Limited Term Income Fund on 7/11/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date as well as to the Lehman Brothers Aggregate Bond Index which are described below. For comparative purposes, the value of each Index on 6/30/91 is used as the beginning value on 7/11/91. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.


PREMIER LIMITED TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                                   OCTOBER 31, 1996
                                                                                                   PRINCIPAL
BONDS AND NOTES-95.2%                                                                                AMOUNT          VALUE
                                                                                                  ___________      __________
   FINANCIAL-.2%............        GMAC Grantor Trust,
                                       Ser. 1992-F, Cl. A, 4 1/2%, 1997.....                        $   79,952      $  79,737
                                                                                                                    __________
  FOODS AND BEVERAGES-4.2%......    McDonald's,
                                       Medium-Term Notes, 8 3/8%, 1999......                         2,000,000      2,120,846
                                                                                                                    __________
    INDUSTRIAL-7.8%..................ASARCO,
                                       Deb., 8 1/2%, 2025...................                         1,500,000      1,610,870
                                     Lukens,
                                       Medium-Term Notes, Ser. A, 6 1/2%, 2006....                   2,500,000      2,380,752
                                                                                                                    __________
                                                                                                                    3,991,622
                                                                                                                    __________
       U.S. GOVERNMENT
            AGENCIES-38.7%          Federal National Mortgage Association,
                                       Deb., 8.90%, 6/12/2000...............                         2,000,000      2,176,494
                                     Government National Mortgage Association I:
                                       6 1/2%, 3/15/2024....................                         5,768,199      5,557,256
                                       7%, 8/15/2008 - 2/15/2026............                         4,838,989      4,806,785
                                       7 1/2%, 5/15/2010 - 5/15/2023........                         4,278,631      4,342,549
                                       9%, 9/15/2024........................                         2,622,161      2,786,046
                                                                                                                    __________
                                                                                                                   19,669,130
                                                                                                                    __________
     U.S. GOVERNMENT-44.3%...        U.S. Treasury Bonds:
                                       12 3/8%, 5/15/2004...................                         1,060,000      1,442,594
                                       7 1/4%, 8/15/2022....................                           500,000        530,156
                                     U.S. Treasury Notes:
                                       8 7/8%, 11/15/1998...................                         3,000,000      3,176,719
                                       7 1/8%, 9/30/1999....................                         3,000,000      3,097,031
                                       8 7/8%, 5/15/2000....................                         2,000,000      2,183,438
                                       7 1/2%, 5/15/2002....................                         4,000,000      4,256,875
                                       7 1/4%, 5/15/2004....................                         2,000,000      2,116,563
                                       6 7/8%, 5/15/2006....................                         3,500,000      3,624,688
                                       7%, 7/15/2006........................                         2,000,000      2,088,750
                                                                                                                    __________
                                                                                                                   22,516,814
                                                                                                                    __________
                                     TOTAL BONDS AND NOTES
                                       (cost $48,136,601)...................                                      $48,378,149
                                                                                                                  ============
SHORT-TERM INVESTMENTS-4.2%
                                 REPURCHASE AGREEMENT;Goldman, Sachs & Co., 5.55%
                                       dated 10/31/1996, due 11/1/1996 in the amount
                                       of $2,121,307 (fully collateralized by
                                       $1,566,000 U.S. Treasury Bonds, 11 5/8%,
                                       11/15/2004, value $2,164,113)
                                       (cost $2,120,980)....................                      $  2,120,980   $  2,120,980
                                                                                                                  ============
TOTAL INVESTMENTS (cost $50,257,581)........................................                             99.4%    $50,499,129
                                                                                                        ======    ============
CASH AND RECEIVABLES (NET)..................................................                               .6%    $   308,793
                                                                                                        ======    ============
NET ASSETS..................................................................                            100.0%    $50,807,922
                                                                                                        ======    ============
See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       OCTOBER 31, 1996
                                                                                                    COST             VALUE
                                                                                                  _________        _________
ASSETS:                          Investments in securities-See Statement of Investments          $50,257,581     $50,499,129
                                 Cash.......................................                                         783,842
                                 Interest receivable........................                                         980,583
                                                                                                                    __________
                                                                                                                   52,263,554
                                                                                                                    __________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         25,824
                                 Due to Distributor.........................                                               50
                                 Payable for Capital Stock redeemed.........                                          894,028
                                 Payable for investment securities purchased                                          535,730
                                                                                                                    __________
                                                                                                                    1,455,632
                                                                                                                    __________
NET ASSETS..................................................................                                      $50,807,922
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                      $52,491,136
                                 Accumulated net realized gain (loss) on investments                               (1,924,762)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                                 241,548
                                                                                                                    __________
NET ASSETS..................................................................                                      $50,807,922
                                                                                                                  ============

                                                                NET ASSET VALUE PER SHARE
                                                               ___________________________


                                                               CLASS A           CLASS B           CLASS C          CLASS R
                                                              _____________      _______           _______         ___________
Net Assets..................................                  $1,001,146       $  143,356         $ 16.86          $49,663,403
Shares Outstanding..........................                      92,880           13,304           1.571           4,607,134
NET ASSET VALUE PER SHARE...................                      $10.78           $10.78          $10.73              $10.78
                                                               ==========        =========         =======            ========






See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $3,707,408
EXPENSES:                        Management fee-Note 2(a)...................                     $ 351,360
                                 Directors' fees and expenses-Note 2(c).....                         6,119
                                 Distribution and service fees-Note 2(b)....                         3,606
                                                                                                ___________
                                     TOTAL EXPENSES.........................                                           361,085
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                         3,346,323
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                      $213,628
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                     (695,719)
                                                                                                ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         (482,091)
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,864,232
                                                                                                                 ==============

















See notes to financial statements.




PREMIER LIMITED TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED            YEAR ENDED
                                                                                       OCTOBER 31, 1996      OCTOBER 31, 1995
                                                                                    ___________________     ________________
OPERATIONS:
    Investment income-net..............................................                 $   3,346,323        $   4,271,815
    Net realized gain (loss) on investments............................                       213,628             (302,901)
    Net unrealized appreciation (depreciation) on investments..........                     (695,719)            4,840,620
                                                                                  ___________________      ________________
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   2,864,232            8,809,534
                                                                                  ___________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares...................................................                      (55,899)              (58,159)
      Class B shares...................................................                       (6,186)               (1,637)
      Class C shares...................................................                          (47)                  __
      Class R shares...................................................                   (3,244,519)           (4,212,019)
                                                                                  ___________________      ________________
          TOTAL DIVIDENDS..............................................                   (3,306,651)           (4,271,815)
                                                                                  ___________________      ________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares...................................................                        73,664              999,504
      Class B shares...................................................                        73,604               74,448
      Class C shares...................................................                        16,607                   15
      Class R shares...................................................                    10,953,081           41,024,884
    Dividends reinvested:
      Class A shares...................................................                        23,900               20,894
      Class B shares...................................................                         4,451                1,026
      Class C shares...................................................                            24                  __
      Class R shares...................................................                     2,447,188            2,845,297
    Cost of shares redeemed:
      Class A shares...................................................                     (239,578)            (865,359)
      Class B shares...................................................                      (11,612)                  __
      Class C shares...................................................                      (16,722)                  __
      Class R shares...................................................                  (28,225,985)          (65,824,826)
                                                                                  ___________________      ________________
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS              (14,901,378          )(21,724,117)
                                                                                  ___________________      ________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS....................                  (15,343,797)          (17,186,398)
NET ASSETS:
    Beginning of Period................................................                    66,151,719           83,338,117
                                                                                  ___________________      ________________
    End of Period......................................................                  $ 50,807,922         $ 66,151,719
                                                                                    =================    ==================
UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)-NET          $  39,672      $       (22,636)
                                                                                  ___________________      ________________

See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   SHARES

                                                                                   ______________________________________
                                                                                        YEAR ENDED          YEAR ENDED
                                                                                     OCTOBER 31, 1996    OCTOBER 31, 1995
                                                                                    _________________     ________________
CAPITAL SHARE TRANSACTIONS:
  CLASS A
  _______
  Shares sold...........................................................                   6,946             97,702
  Shares issued for dividends reinvested................................                   2,231              1,985
  Shares redeemed.......................................................                 (22,392)           (84,833)
                                                                                    _________________     ________________
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                 (13,215)            14,854
                                                                                    =================    =================
  CLASS B(1)
  _________
  Shares sold...........................................................                   6,818              7,054
  Shares issued for dividends reinvested................................                     417                 96
  Shares redeemed.......................................................                  (1,081)                __
                                                                                    _________________     ________________
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                   6,154             7,150
                                                                                    =================    =================
  CLASS C(2)
  _________
  Shares sold...........................................................                   1,585                2
  Shares issued for dividends reinvested................................                       2               __
  Shares redeemed.......................................................                  (1,587)              __
                                                                                    _________________     ________________
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                     __                 2
                                                                                    =================    =================
  CLASS R
  ________
  Shares sold...........................................................               1,019,945           4,035,604
  Shares issued for dividends reinvested................................                 228,591             271,316
  Shares redeemed.......................................................             (2,631,091)          (6,382,003)
                                                                                    _________________     ________________
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................             (1,382,555)         (2,075,083)
                                                                                    =================    =================
    (1)  The Fund commenced selling B shares on December 19, 1994.
    (2)  The Fund commenced selling C shares on April 30, 1995.









See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                CLASS A SHARES
                                                                                       __________________________________
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                       __________________________________
PER SHARE DATA:                                                                        1996           1995       1994(1)(2)
                                                                                       _____          _____        _____
     Net asset value, beginning of period..................................            $10.84        $10.22      $10.49
                                                                                      _______       _______       _______
    INVESTMENT OPERATIONS:
    Investment income-net.................................................               .58           .56          .28
    Net realized and unrealized gain (loss)
      on investments......................................................             (.07)           .62         (.27)
                                                                                      _______       _______       _______
    TOTAL FROM INVESTMENT OPERATIONS....................................                .51           1.18          .01
                                                                                      _______       _______       _______
    DISTRIBUTIONS:
    Dividends from investment income-net..................................             (.57)          (.56)        (.28)
                                                                                      _______       _______       _______
    Net asset value, end of period........................................             $10.78        $10.84       $10.22
                                                                                      ========       ======       ========
TOTAL INVESTMENT RETURN(3)................................................              4.85%       11.83%         .11%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               .85%         .85%        .83%(4)
    Ratio of net investment income
      to average net assets...............................................              5.38%        5.33%       4.47%(4)
    Portfolio Turnover Rate...............................................            153.63%       73.00%       117.00%
    Net Assets, end of period (000's Omitted).............................             $1,001       $1,150          $932
    (1)  The Fund commenced selling Investor shares on April 7, 1994.
    Effective October 17, 1994, the Fund's Investor shares were redesignated Class A shares.
    (2)  Effective October 17, 1994, The Dreyfus Corporation serves as the
Fund's investment manager. Prior to October 17, 1994,
   Mellon Bank, N.A. served as the Fund's investment manager.
    (3)  Exclusive of sales load.
    (4)  Annualized.




See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                             CLASS B SHARES                  CLASS C SHARES
                                                                         ______________________          ____________________
                                                                         YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                                         ______________________          _______________________
PER SHARE DATA:                                                            1996       1995(1)               1996        1995(1)
                                                                          ______      ______               ______       ______
 Net asset value, beginning of period....................                $10.84       $10.15              $10.84        $10.15
                                                                          ______      ______               ______       ______
    INVESTMENT OPERATIONS:
    Investment income-net...................................                .52          .47                3.05           .48
    Net realized and unrealized gain (loss)
      on investments........................................              (.07)          .69               (2.65)          .69
                                                                          ______      ______               ______       ______
    TOTAL FROM INVESTMENT OPERATIONS............. ........                  .45         1.16                 .40          1.17
                                                                          ______      ______               ______       ______
    DISTRIBUTIONS:
    Dividends from investment income-net....................              (.51)        (.47)                (.51)         (.48)
                                                                          ______      ______               ______       ______
    Net asset value, end of period..........................             $10.78      $10.84                $10.73       $10.84
                                                                        =======     ========              ========     ========
TOTAL INVESTMENT RETURN....................................               4.33%       11.32%                 3.83%      11.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................              1.35%      1.35%(2)                1.41%         -
    Ratio of net investment income
      to average net assets.................................              4.86%      4.85%(2)                5.50%         -
    Portfolio Turnover Rate.................................            153.63%     73.00%                153.63%       73.00%
    Net Assets, end of period (000's Omitted)...............               $143        $78                   -             -
    (1)  The Fund commenced selling Class B and Class C shares on December 19, 1994.
    (2)  Annualized.







See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          CLASS R SHARES
                                                        ______________________________________________________________________
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ______________________________________________________________________
PER SHARE DATA:                                           1996          1995           1994(1)           1993            1992
                                                         ________     ________        ________         ________        ________
    Net asset value, beginning of period.........        $10.84        $10.22         $ 11.07          $10.71          $10.41
                                                         ________     ________        ________         ________        ________
    INVESTMENT OPERATIONS:
    Investment income-net........................           .60          .58            .49 (2)            .51            .62
    Net realized and unrealized gain (loss)
      on investments.............................          (.06)         .62             (.75)             .46            .30
                                                         ________     ________        ________         ________        ________
    TOTAL FROM INVESTMENT OPERATIONS.............           .54          1.20            (.26)             .97            .92
                                                         ________     ________        ________         ________        ________
    DISTRIBUTIONS:
    Dividends from investment income-net.........          (.60)         (.58)           (.53)           (.52)            (.62)
    Dividends from net realized gain on investments         .-            .-             (.06)           (.09)             .-
                                                         ________     ________        ________         ________        ________
    TOTAL DISTRIBUTIONS..........................          (.60)         (.58)           (.59)           (.61)           (.62)
                                                         ________     ________        ________         ________        ________
    Net asset value, end of period...............         $10.78       $ 10.84           $10.22         $11.07          $10.71
                                                         ========     =========         ========       =========       =========
TOTAL INVESTMENT RETURN..........................          5.12%        12.11%           (2.46%)         9.33%           9.11%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .60%          .60%           .60%(3)          .60%            .51%
    Ratio of net investment income
      to average net assets...................             5.62%          5.58%           4.70%          4.81%(4)       5.91%(4)
    Portfolio Turnover Rate.....................         153.63%         73.00%         117.00%         112.00%          67.00%
    Net Assets, end of period (000's Omitted)....      $ 49,664         $69,924         $82,406         $59,534         $20,619
    (1)  Effective October 17, 1994, The Dreyfus Corporation serves as the
Fund's investment manager. Prior to October 17, 1994,
   Mellon Bank, N.A. served as the Fund's investment manager.
    (2)  Net investment income before reimbursement of expenses by the investment adviser was $.49 per share for the year ended
   October 31, 1994.
    (3)  Expense ratio before reimbursement of expenses by the investment adviser was .60% for the year ended October 31, 1994.
    (4)  For the year ended October 31, 1992 the investment adviser waived all or a portion of its advisory fee amounting to
   $.0064 per share. For the years ended October 31, 1993 and 1992, the investment adviser reimbursed expenses of the Fund amounting to $.0509 and
   $.1147 per share, respectively.


See notes to financial statements.

PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Premier Limited Term Income Fund (the "Fund"). The Fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity by investing in fixed income obligations with average maturities not in excess of ten years. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 250 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon
Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comp ly with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,925,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $1,651,000 of the carryover expires in fiscal 2002 and $274,000 of the carryover expires in fiscal 2003.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1996, the distribution fee for Class A, Class B and Class C shares was $2,633, $644 and $5, respectively. During the period ended October 31, 1996, the service fee for Class B shares and Class C shares was $322 and $2, respectively.

PREMIER LIMITED TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) DIRECTOR'S FEES: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees a nd expenses are charged and allocated to each series based on net assets.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $86,966,631 and $99,213,312, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $241,548, consisting of $508,782 gross unrealized appreciation and $267,234 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

PREMIER LIMITED TERM INCOME FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Limited Term Income Fund of The Dreyfus/Laurel Funds,
Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the years or periods set forth above, in conformity with generally accepted accounting principles.

                      {KPMG Peat Marwick LLP signature logo]

New York, New York
December 9, 1996

PREMIER LIMITED TERM
INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                       345/645AR9610
[lion2/hres logo]
Annual Report
Premier Limited Term
Income Fund
October 31, 1996


PREMIER SMALL COMPANY STOCK FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    James C. Wadsworth, who has been managing Premier Small Company Stock Fund since its inception, has now been joined by a comanager. He is Anthony
J. Galise. Mr. Galise has provided research inputs on the Fund since inception.
    We believe this will be a very strong team for managing the assets in the Fund. Tony Galise joined Mellon Bank in 1993 after 20 years of investment experience. He is currently a portfolio manager of The Dreyfus Corporation, and a Vice President and Senior Equity Analyst of Mellon Private Asset Management. A graduate of Suffolk University, he is a Chartered Financial Analyst and a member of the Pittsburgh and Boston Societies of Financial Analysts.
    Jim Wadsworth has been with Mellon since 1977. He is a portfolio manager of The Dreyfus Corporation, Chief Equity Officer of Mellon Private Asset Management and First Vice President of Mellon Bank.
                              Sincerely,

                      [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation
November 20, 1996
New York, N.Y.


PREMIER SMALL COMPANY STOCK FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the Premier Small Company Stock Fund for the fiscal year ended October 31, 1996. The Fund provided total returns of 19.22% for its Class A shares, 18.17% for its Class B shares, 18.27% for its Class C shares and 19.43% for its Class R shares.* This compared to a total return of 18.79% for the Russell 2500 Index, the Fund's benchmark, for the same period.**
Economic Review
    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These developments have vindicated Federal Reserve Board (the "Fed") inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.
    The Fed twice thwarted market expectations for tightening interest rates this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. The unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet, there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem an anticipated price inflation that subsequently did not materialize.
    After rising 3.3% in the first half of this year, real GDP growth slowed to 2.2% in the third quarter. Early evidence for the fourth quarter indicates further sustained growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, generally continues to surprise on the upside.
    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas, which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.
Market Overview
    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.
    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Fed to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient stock market. By July, fears of higher interest rates, plus concerns that some stock prices - technology issues in particular - might have gone too far, too fast, caused a temporary retreat in equity prices.
    As fall approached, however, the underlying factors of a strong economy, such as low inflation and investor optimism, took hold again and propelled stock prices to new highs. Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.
    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.
    The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that - nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds - not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.
Portfolio Focus
    Our investment philosophy is that stocks with above average value and above average earnings momentum will generate above average performance over time. Portfolio risks like sector weightings and beta are constrained to a level similar to the Russell 2500 Index benchmark. The Fund does not engage in market timing, so typically about 98% of the portfolio is fully invested in stocks while cash is maintained near 2%.
    The Fund's strong price performance over the past 12 months was attributed to several factors.
    First, the portfolio sectors that made the largest contribution to our overall performance were Energy, Technology, Health Care, Consumer Cyclical and Interest Sensitive.
    Second, many of our best performing stocks were also concentrated in those sectors and they included such names as Smith International, Electronics for Imaging, Tellabs, Lincare Holdings, CompUSA, Fila Holdings SPA, Money Store and CMAC Investment.
    Finally, another active year on the merger and acquisition front also resulted in a significant contribution to overall performance. The most portfolio activity took place in the Interest Sensitive sector where BayBanks, Cal Fed Bancorp, Columbia First Savings, and West One Bancorp were acquired by other corporations at significant price premiums above our cost. In Health Care, Cordis, Medisense, and OrNda Healthcorp all benefited from takeovers or mergers. Other merger situations in our portfolio included Federal Paper Board and Infinity Broadcasting.
    By design, this Fund is broadly diversified. Companies that surprise investors with weaker than expected earnings witness a significant decline in the price of their stock. The Fund's positions in Mariner Health Group, Apple South and America West Airlines, Cl.B impacted performance, but were not large enough to seriously hurt the portfolio.


    We consider it a privilege to manage the Fund and will continue to implement the investment process to the best of our ability.
                              Sincerely,

                          [ James C. Wadsworth signature logo]

                              James C. Wadsworth

                          [Anthony J. Galise signature logo]

                              Anthony J. Galise
                              Portfolio Managers
November 20, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **Source: FRANK RUSSELL COMPANY - Reflects the reinvestment of income dividends and where applicable capital gain distributions. The Russell 2500 Index is a widely accepted measure of small cap stock performance.


PREMIER SMALL COMPANY STOCK FUND                            OCTOBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER SMALL COMPANY STOCK FUND CLASS A SHARES AND CLASS R SHARES AND THE RUSSELL 2500 INDEX

$15,719
Premier Small Company
Stock Fund (Class R Shares)
Dollars
$14,941
Premier Small Company
Stock Fund (Class A Shares)
$14,294
Russell 2500 Index*
[Exhibit A]
*Source: The Frank Russell Company


Average Annual Total Returns
                              CLASS A SHARES                                              CLASS B SHARES
________________________________________________________________        _________________________________________________________
                                                                                                             % Return Reflecting
                                                  % Return                                                  Applicable Contingent
                                                 Reflecting                                      % Return        Deferred Sales
                          % Return Without     Maximum Initial                                  Assuming No       Charge Upon
PERIOD ENDED 10/31/96      Sales Charge      Sales Charge (4.5%)        PERIOD ENDED 10/31/96   Redemption        Redemption*
____________________       ____________      _____________________     _____________________     _________     _________________
1 Year                         19.22%              13.82%              1 Year                      18.17%          14.17%
From Inception (9/2/94)        22.97                20.39              From Inception (12/19/94)   29.68            27.96


                        Class C Shares                                                      Class R Shares
________________________________________________________________        _________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming          Charge Upon
PERIOD ENDED 10/31/96      No Redemption        Redemption**            PERIOD ENDED 10/31/96
____________________       ____________      _____________________      _____________________
1 Year                         18.27%             17.27%               1 Year                      19.43%
From Inception (12/19/94)      29.68               29.68               From Inception (9/2/94)     23.24

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A shares and Class R shares of Premier Small Company
Stock Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of both Class A and Class R shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A and Class R shares. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF INVESTMENTS                                                                                  OCTOBER 31, 1996
Common Stocks-97.2%                                                                                 Shares            Value
                                                                                                  __________       __________
       Basic Industries-6.1%......   ACX Technologies                             (a)                35,150     $    623,913
                                     American Building....................        (a)                13,410          281,191
                                     AptarGroup.............................                         13,910          448,598
                                     Arcadian...............................                         37,310          918,759
                                 .. Cabot                                                            37,680          909,030
                                     Caraustar Industries...................                         20,170          589,972
                                     Cytec Industries.....................        (a)                51,590        1,844,342
                                     Jacobs Engineering Group.............        (a)                15,680          346,920
                                     Medusa.................................                         17,440          573,340
                                     Sealed Air...........................        (a)                11,850          460,669
                                     Triangle Pacific.....................        (a)                18,140          383,774
                                                                                                                  _____________
                                                                                                                   7,380,508
                                                                                                                  _____________
     Business Services-8.1%          Analysts International                                          25,220          630,500
                                     Flightsafety International.............                         13,410          662,119
                                     Heritage Media, Cl. A................        (a)                34,890          532,073
                                     Hummingbird Communications...........        (a)                18,410          524,685
                                     Mutual Risk Management.................                         39,480        1,263,360
                                     NetManage............................        (a)                31,320          213,368
                         ....        PHH                                                             28,790          856,503
                                     Pittston Brinks Group..................                         42,510        1,211,535
                                 .. Regis                                                            25,910          628,317
                                     Sotheby's Holdings, Cl. A..............                         41,710          709,070
                                     Sterling Commerce......................                         29,660          834,187
                                     Sterling Software....................        (a)                18,610          604,825
                                     SunGuard Data Systems................        (a)                27,030        1,155,532
                                                                                                                  _____________
                                                                                                                   9,826,074
                                                                                                                  _____________
       Capital Goods-17.2%.......... AGCO                                                            41,460         1,052,048
                                     AMETEK.................................                         26,630          529,271
                                     Adaptec..............................        (a)                23,800        1,448,825
                                 ... Altron                                       (a)                30,160          444,860
                                     Amphenol, Cl. A......................        (a)                29,290          582,139
                                 ... Atmel                                        (a)                32,490          824,434
                                     CIDCO................................        (a)                23,400          441,675
                                     Cognex...............................        (a)                21,140          272,178
                                     Colonial Data Technologies...........        (a)                52,490          498,655
                                     Dallas Semiconductor...................                         21,440          428,800
                                     Danka Business Systems, A.D.R..........                         13,410          531,371
                                     ECI Telecommunications.................                         26,880          537,600
                                     Electroglas..........................        (a)                20,770          272,606
                                     Electronics For Imaging..............        (a)                22,700        1,634,400
                                     Elsag Baily Process Automation, N.V.        .(a)                33,390          567,630
                                 .. Hadco                                         (a)                21,340          648,203
                                     Kennametal.............................                         20,670          702,780
                                     Philip Environmental.................        (a)               107,350        1,113,756
                                     Plantronics..........................        (a)                14,210          534,651
                                     Quanex.................................                         27,990          797,715
                                 ...Rohr                                          (a)                25,930          479,705
                                 ...Shiva                                         (a)                14,080          577,280

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares           Value
                                                                                                 ___________     ___________
    Capital Goods (continued)        Silicon Valley Group                        (a)                 49,830      $   828,424
                                     Tech Data............................        (a)                34,190          880,393
                                 ... Tellabs                                      (a)                19,770        1,682,921
                                     Thermedics...........................        (a)                30,560          634,120
                                 ....Thiokol                                                         10,590          443,456
                                     Wyle Electronics.......................                         22,740          679,357
                                     Zebra Technologies, Cl. A............        (a)                28,790          831,311
                                                                                                                  _____________
                                                                                                                  20,900,564
                                                                                                                  _____________
     Consumer Cyclical-17.5%.........Apple South                                                     22,200          260,850
                                     Borg-Warner Automotive.................                         21,040          807,410
                                     Breed Technologies.....................                         33,890          779,470
                                     Clear Channel Communications.........        (a)                12,150          886,950
                                     CompUSA..............................        (a)                28,000        1,295,000
                                     Devon Group..........................        (a)                17,660          441,500
                                 ..  Eckerd                                       (a)                53,160        1,475,190
                                     Evergreen Media, Cl. A...............        (a)                28,700          774,900
                                     Fila Holding, A.D.R....................                         12,050          867,600
                                     Fingerhut..............................                         41,440          616,420
                                     General Nutrition....................        (a)                58,950        1,075,838
                                     Harman International...................                         15,425          792,459
                                     Infinity Broadcasting, Cl. A.........        (a)                 4,600          133,400
                                     Interface, Cl. A.......................                         32,490          548,269
                                     Interstate Hotels......................                         19,510          526,770
                                     Luby's Cafeterias......................                         19,010          399,210
                                     Regal Cinemas........................        (a)                38,105          990,730
                                     Reynolds & Reynolds, Cl. A.............                         31,020          818,152
                                     Richfood Holdings......................                         19,515          470,799
                                     Ryan's Family Steak House............        (a)                56,720          418,310
                                     Speedway Motorsports.................        (a)                20,600          471,225
                                     Sports Authority.....................        (a)                30,820          747,385
                                     Sturm Ruger............................                         18,110          339,562
                                     Tommy Hilfiger.......................        (a)                16,840          875,680
                                 .   Toro                                                            13,010          408,189
                                     U.S. Office Products.................        (a)                16,090          466,610
                                     Waban................................        (a)                27,230          711,384
                                     Wallace Computer Services..............                         31,020          911,212
                                     Warnaco Group, Cl. A...................                         35,450          881,819
                                     Winnebago Industries...................                         41,210          303,924
                                 ..  Zale                                        (a)                 33,490          648,869
                                                                                                                  _____________
                                                                                                                   21,145,086
                                                                                                                  _____________
      Consumer Staples-3.0%...       Central Garden & Pet                        (a)                 34,100           805,613
                                 ....Ionics                                      (a)                  9,020           414,920
                                     Morningstar Group....................        (a)                54,220           914,963
                                     Paragon Trade Brands.................        (a)                17,610           462,262
                                     Robert Mondavi, Cl. A................        (a)                22,900           652,650
                                     Ultratech Stepper....................        (a)                23,400           397,800
                                                                                                                  _____________
                                                                                                                    3,648,208
                                                                                                                  _____________

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares          Value
                                                                                                 ___________      __________
        Energy-8.0%...............   Benton Oil & Gas                             (a)                42,310      $ 1,036,595
                                     Cairn Energy USA.....................        (a)                40,340          428,613
                                 ....Holly                                                           16,440          408,945
                                     KN Energy..............................                         16,440          614,445
                                     Nabors Industries....................        (a)                60,110          999,329
                                     Noble Drilling.......................        (a)                73,330         1,365,771
                                     Pacific Enterprises....................                         43,370         1,333,628
                                     Reading & Bates......................        (a)                41,610         1,196,287
                                     Smith International..................        (a)                29,760         1,130,880
                                     Valero Energy..........................                         23,900           567,625
                                 ... WICOR                                                           16,840           599,925
                                                                                                                  _____________
                                                                                                                    9,682,043
                                                                                                                  _____________
          Health Care-9.1%...        AmeriSource Health, Cl. A                    (a)                28,490          1,207,264
                                     Lincare Holdings.....................        (a)                32,490          1,218,375
                                     Living Centers of America............        (a)                19,170            448,099
                                     Mariner Health Group.................        (a)                38,880            330,480
                                  .. NABI                                         (a)                35,110            324,768
                                     OrNda Healthcorp.....................        (a)                68,740          1,873,165
                                     Rotech Medical.......................        (a)                34,550            552,800
                                     Teva Pharmaceutical Industries, A.D.R..                         20,950            877,281
                                     Universal Health Services, Cl. B....        .(a)                39,640            991,000
                                 .. Vencor                                        (a)                34,373          1,018,300
                                    Vital Signs... .........................                         21,840            464,100
                                 ...Vivra                                         (a)                26,380            840,862
                                     Watson Pharmaceutical................        (a)                26,330            878,764
                                                                                                                  _____________
                                                                                                                    11,025,258
                                                                                                                  _____________
    Interest Sensitive-18.7%........ AMBAC                                                           12,150            759,375
                                     AMRESCO..............................        (a)                33,790            713,814
                                     Advanta, Cl. B.........................                         11,450            535,288
                                     Bancorp Hawaii.........................                         27,590          1,093,254
                                     Bank United............................                         14,010            373,016
                                     CMAC Investment........................                         24,360          1,683,885
                                     City National..........................                         41,410            724,675
                                     Clayton Homes..........................                         54,613            921,594
                                     Conseco................................                         17,410            931,435
                                     Crestar Financial......................                         20,770          1,277,355
                                     Cullen Frost Bankers...................                         27,490            826,418
                                     Edwards (A.G.).........................                         22,090            659,939
                                     Everen Capital.........................                         7,100             140,225
                                     First Tennessee National...............                         25,560            929,745
                                     Franchise Finance Corp. of America.....                         25,930            622,320
                                     Health Care Property Investors.........                         21,750            763,969
                                     Kimco Realty...........................                         20,230            584,141
                           ..        Mid Ocean                                                       18,910            888,770
                                     Money Store............................                         31,370            807,778
                                     ONBANCorp..............................                         20,470            744,596
                                     Old Kent Financial.....................                         18,076            815,680
                                     Old Republic International.............                         40,040            990,990

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
Common Stocks (continued)                                                                           Shares            Value
                                                                                                 ___________       ___________
  Interest Sensitive (continued).    People's Bank                                                   39,640        $ 1,020,730
                                     RCSB Financial.........................                         24,610            713,690
                                     Reliance Group Holdings................                         67,770            559,102
                                     Sirrom Capital.........................                          6,460            235,790
                                     Standard Federal Bancorporation........                         19,520          1,044,320
                                 ... USLife                                                          22,550            704,687
                                     United Companies Financial.............                         21,940            655,457
                                                                                                                  _____________
                                                                                                                    22,722,038
                                                                                                                  _____________
     Mining And Metals-2.2%.......  Brush Wellman                                                    23,600            445,450
                                     Cable Design Technologies............        (a)                18,610            483,860
                                     IMCO Recycling.........................                         14,880            238,080
                                     Pittston Minerals Group................                         24,560            285,510
                                 ... Potash                                                          17,710          1,255,196
                                                                                                                  _____________
                                                                                                                     2,708,096
                                                                                                                  _____________
       Transportation-1.7%           Air Express International                                       13,410            405,652
                                     America West Airlines, Cl. B.........        (a)                44,540            512,210
                                     Illinois Central, Ser. A...............                         23,150            749,481
                                     Pittston Burlington Group..............                         20,270            377,529
                                                                                                                  _____________
                                                                                                                     2,044,872
                                                                                                                  _____________
    Utilities-5.6%...........       Calenergy                                    (a)                 39,840          1,155,360
                                 .. DQE                                                              30,670            881,763
                                    Illinova...............................                          27,330            744,742
                                     LCI International....................        (a)                28,090           895,369
                                     MidAmerican Energy.....................                         47,354           733,987
                                     Pinnacle West Capital..................                         33,390         1,030,916
                                     Transaction Network Services.........        (a)                57,300           780,712
                                     Vanguard Cellular Systems............        (a)                34,350           568,922
                                                                                                                  _____________
                                                                                                                    6,791,771
                                                                                                                  _____________
                                     TOTAL COMMON STOCKS
                                       (cost $107,693,573)..................                                      $117,874,518
                                                                                                                  =============
                                                                                                 Principal
Short-Term Investments-2.7%                                                                       Amount
                                                                                                _________
                                 Repurchase Agreement;  Goldman Sachs & Co., 5.55%
                                       dated 10/31/96, due 11/1/96 in the amount
                                       of $3,296,707 (fully collateralized by
                                       $2,433,000 U.S. Treasury Bonds,
                                       11.625%, 11/15/2004, value $3,362,252)
                                       (cost $3,296,199)....................                   $  3,296,199      $  3,296,199
                                                                                                                 =============
TOTAL INVESTMENTS (cost $110,989,772).......................................                         99.9%       $121,170,717
                                                                                                   ========      =============
CASH AND RECEIVABLES (NET)..................................................                           .1%           $ 69,264
                                                                                                   ========      =============
NET ASSETS..................................................................                         100.0%      $121,239,981
                                                                                                   ========      =============
Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                        OCTOBER 31, 1996
                                                                                                Cost                Value
                                                                                             __________          __________
ASSETS:                          Investments in securities-See Statement of Investments    $110,989,772         $121,170,717
                                 Cash.......................................                                         378,493
                                 Dividends and interest receivable..........                                          98,286
                                 Receivable for subscriptions to Capital Stock                                        17,638
                                                                                                             _________________
                                                                                                                 121,665,134
                                                                                                             _________________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       131,198
                                 Due to Distributor.........................                                           1,168
                                 Payable for investment securities purchased                                         292,103
                                 Payable for shares of Capital Stock redeemed                                            684
                                                                                                             _________________
                                                                                                                      425,153
                                                                                                             _________________
NET ASSETS..................................................................                                     $121,239,981
                                                                                                             =================
REPRESENTED BY:                  Paid-in capital............................                                     $105,069,433
                                 Distributions in excess of investment income-net                                     (24,883)
                                 Accumulated net realized gain (loss) on investments                                6,014,486
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                              10,180,945
                                                                                                             _________________
NET ASSETS..................................................................                                     $121,239,981
                                                                                                             =================
                                                               NET ASSET VALUE PER SHARE
                                                             _______________________________


                                                       Class A                Class B            Class C           Class R
                                                       _________             _________          _________         _________
Net Assets..............................              $3,884,466             $4,633,000         $513,510         $112,209,005
Shares Outstanding......................                 256,705               309,802            34,346            7,406,410
NET ASSET VALUE PER SHARE...............                  $15.13                $14.95            $14.95               $15.15
                                                       =========             =========         ==========        ============





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF OPERATIONS                            YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $4,831 foreign taxes
                                     withheld at source)....................                     $   904,866
                                 Interest...................................                        205,786
                                                                                                ____________
                                     Total Income...........................                                       $  1,110,652
EXPENSES:                        Management fee-Note 2(a)...................                      1,035,858
                                 Distribution and service fees-Note 2(b)....                        41,414
                                 Directors' fees and expenses-Note 2(c).....                         1,216
                                                                                                ____________
                                     Total Expenses.........................                                          1,078,488
                                                                                                                    ____________
INVESTMENT INCOME-NET.......................................................                                            32,164
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                     $6,007,705
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                      6,376,076
                                                                                                ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         12,383,781
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $12,415,945
                                                                                                                  ==============











SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                     October 31, 1996        October 31, 1995
                                                                                    _________________       _________________
OPERATIONS:
  Investment income-net..................................................               $   32,164              $  74,340
  Net realized gain (loss) on investments................................                6,007,705              1,683,118
  Net unrealized appreciation (depreciation) on investments..............                 6,376,076             3,736,077
                                                                                    _________________       _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations....                12,415,945             5,493,535
                                                                                    _________________       _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.......................................................                     __                     (550)
    Class R shares.......................................................                 (74,620)                (74,861)
  Net realized gain on investments:
    Class A shares.......................................................                 (46,945)                   __
    Class B shares.......................................................                 (70,569)                   __
    Class C shares.......................................................                  (5,415)                   __
    Class R shares.......................................................              (1,525,133)                   __
                                                                                    _________________       _________________
      Total Dividends....................................................              (1,722,682)                (75,411)
                                                                                    _________________       _________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.......................................................               2,878,911               1,410,579
    Class B shares.......................................................               6,644,770                 967,580
    Class C shares.......................................................                 566,377                 149,491
    Class R shares....................................................                 66,544,296              36,992,799
  Dividends reinvested:
    Class A shares.......................................................                  38,169                    406
    Class B shares.......................................................                  35,174                    __
    Class C shares.......................................................                   2,374                    __
    Class R shares.......................................................                1,284,178                54,591
  Cost of shares redeemed:
    Class A shares.......................................................                (733,226)              (272,564)
    Class B shares.......................................................              (3,370,585)                 (9,877)
    Class C shares.......................................................                (240,657)                   __
    Class R shares.......................................................              (9,724,649)             (8,896,002)
                                                                                    _________________       _________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions..               63,925,132             30,397,003
                                                                                    _________________       _________________
        Total Increase (Decrease) in Net Assets..................                       74,618,395             35,815,127
NET ASSETS:
  Beginning of Period....................................................               46,621,586              10,806,459
                                                                                    _________________       _________________
  End of Period..........................................................             $121,239,981            $  46,621,586
                                                                                    ================       ==================
UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)-NET     $   (24,883)                $ 17,573
                                                                                    _________________       _________________

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares

                                                                                    __________________       __________________
                                                                                        Year Ended               Year Ended
                                                                                     October 31, 1996         October 31, 1995
                                                                                    __________________       __________________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ____
  Shares sold..............................................................               199,489                 120,861
  Shares issued for dividends reinvested...................................                 2,890                      38
  Shares redeemed..........................................................              (49,482)                 (23,027)
                                                                                    _________________       _________________
                                 Net Increase (Decrease) in Shares Outstanding           152,897                   97,872
                                                                                    ================       ==================
  Class B(1)
  _____
  Shares sold..............................................................               464,654                  79,297
  Shares issued for dividends reinvested...................................                 2,675                    _
  Shares redeemed..........................................................             (236,062)                   (762)
                                                                                    _________________       _________________
                                 Net Increase (Decrease) in Shares Outstanding            231,267                 78,535
                                                                                    ================       ==================
  Class C(2)
    _____
  Shares sold..............................................................                39,491                  11,259
  Shares issued for dividends reinvested...................................                   180                    _
  Shares redeemed..........................................................              (16,584)                    _
                                                                                    _________________       _________________
                                 Net Increase (Decrease) in Shares Outstanding            23,087                  11,259
                                                                                    ================       ==================
  Class R
  ____
  Shares sold..............................................................             4,605,951              3,154,920
  Shares issued for dividends reinvested...................................                96,979                  5,116
  Shares redeemed..........................................................             (662,887)               (861,037)
                                                                                    _________________       _________________
                                 Net Increase (Decrease) in Shares Outstanding         4,040,043               2,298,999
                                                                                    ================       ==================
(1)The Fund commenced selling Class B shares on December 19, 1994.
(2)The Fund commenced selling Class C shares on April 30, 1995.








SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                     Class A Shares
                                                                                         ____________________________________
                                                                                                 Year Ended October 31,
                                                                                         ____________________________________
PER SHARE DATA:                                                                          1996          1995          1994(1)(2)
                                                                                       ________      ________        ________
    Net asset value, beginning of period..................................             $13.09         $10.07         $10.00
                                                                                       ________      ________        ________
    Investment Operations:
    Investment income (loss)-net..........................................               (.02)           .02            .01
    Net realized and unrealized gain (loss)
      on investments......................................................                2.48          3.03            .06
                                                                                       ________      ________        ________
    Total from Investment Operations......................................                2.46          3.05            .07
                                                                                       ________      ________        ________
    Distributions:
    Dividends from investment income-net..................................                .-            (.03)           .-
    Dividends from net realized gain on investments.......................               (.42)          .-             .-
                                                                                       ________      ________        ________
    Total Distributions...................................................               (.42)         (.03)           .-
                                                                                       ________      ________        ________
    Net asset value, end of period........................................             $15.13          $13.09        $10.07
                                                                                      ========        ========       =======
TOTAL INVESTMENT RETURN(3)................................................             19.22%         30.31%          .70%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................              1.50%          1.50%         .25%(4)(5)
    Ratio of net investment income (loss)
      to average net assets...............................................              (.16%)          .10%         .14%(4)(5)
    Portfolio Turnover Rate...............................................            49.03%          56.00%          8.00%(5)
    Average commission rate paid(6)......................................             $.0528              -               -
    Net Assets, end of period (000's Omitted).............................            $3,884          $1,359             $60
(1)    The Fund commenced operations and commenced selling Class A shares on
 September 2, 1994. Effective October 17, 1994, the
Fund's Investor shares were redesignated as Class A shares.
(2)    Effective October 17, 1994, The Dreyfus Corporation serves as the
 Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    These ratios have been restated to reflect current year's presentation.
(6)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                   Class B Shares
                                                                                            ____________________________
                                                                                               Year Ended October 31,
                                                                                            ______________________________
PER SHARE DATA                                                                                  1996              1995(1)
                                                                                             _________           ________
    Net asset value, beginning of period....................................                  $13.05             $  9.49
                                                                                             _________           ________
    Investment Operations:
    Investment income (loss)-net............................................                   (.07)               (.03)
    Net realized and unrealized gain (loss)
      on investments........................................................                    2.39                3.59
                                                                                             _________           ________
    Total from Investment Operations........................................                    2.32                3.56
                                                                                             _________           ________
    Distributions:
    Dividends from net realized gain on investments.........................                   (.42)                 .-
                                                                                             _________           ________
    Net asset value, end of period..........................................                  $14.95              $13.05
                                                                                            =========           ==========
TOTAL INVESTMENT RETURN.....................................................                  18.17%          37.51%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                   2.25%           1.95%(2)
    Ratio of net investment income (loss)
      to average net assets.................................................                   (.93%)          (.56%)(2)
    Portfolio Turnover Rate.................................................                   49.03%          56.00%(2)
    Average commission rate paid(3).........................................                   $.0528               -
    Net Assets, end of period (000's Omitted)...............................                   $4,633            $1,025
(1)    The Fund commenced selling Class B shares on December 19, 1994.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.





SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C Shares
                                                                                            ______________________________
                                                                                               Year Ended October 31,
                                                                                            ______________________________
PER SHARE DATA                                                                                 1996              1995(1)
                                                                                             _________           ________
    Net asset value, beginning of period....................................                  $13.04             $  9.49
                                                                                             _________           ________
    Investment Operations:
    Investment income (loss)-net............................................                    (.09)              (.01)
    Net realized and unrealized gain (loss)
      on investments........................................................                    2.42                3.56
                                                                                             _________           ________
    Total from Investment Operations........................................                    2.33                3.55
                                                                                             _________           ________
    Distributions:
    Dividends from net realized gain on investments.........................                    (.42)               .-
                                                                                             _________           ________
    Net asset value, end of period..........................................                  $14.95              $13.04
                                                                                            =========           ==========
TOTAL INVESTMENT RETURN.....................................................                   18.27%          37.41%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    2.25%          1.14%(2)
    Ratio of net investment income (loss)
      to average net assets.................................................                    (.93%)         (.33%)(2)
    Portfolio Turnover Rate.................................................                   49.03%         56.00%(2)
    Average commission rate paid(3).........................................                   $.0528              -
    Net Assets, end of period (000's Omitted)...............................                    $514              $147
(1)    The Fund commenced selling Class C shares on April 30, 1995.
(2)    Not annualized.
(3)    For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.






SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class R Shares
                                                                                      ________________________________________
                                                                                               Year Ended October 31,
                                                                                      ________________________________________
PER SHARE DATA:                                                                          1996          1995        1994(1)(2)
                                                                                        ______        ______        ______
    Net asset value, beginning of period..................................             $13.10        $10.07         $10.00
                                                                                        ______        ______        ______
    Investment Operations:
    Investment income-net.................................................                .01          .04             .02
    Net realized and unrealized gain (loss)
      on investments......................................................                2.48        3.04            .05
                                                                                        ______        ______        ______
    Total from Investment Operations......................................                2.49        3.08            .07
                                                                                        ______        ______        ______
    Distributions:
    Dividends from investment income-net..................................                (.02)       (.05)            .-
    Dividends from net realized gain on investments.......................                (.42)      .-                .-
                                                                                        ______        ______        ______
    Total Distributions...................................................                (.44)       (.05)            .-
                                                                                        ______        ______        ______
    Net asset value, end of period........................................              $15.15       $13.10        $10.07
                                                                                       ========     =======      =========
TOTAL INVESTMENT RETURN...................................................            19.43%        30.70%        .70%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................              1.25%        1.25%      .21%(3)(4)
    Ratio of net investment income
      to average net assets...............................................               .09%         .35%      .18%(3)(4)
    Portfolio Turnover Rate...............................................             49.03%       56.00%          8.00%
    Average commission rate paid(5).......................................             $.0528          -              -
    Net Assets, end of period (000's Omitted).......................                $112,209       $44,091         $10,747
(1)    The Fund commenced operations and commenced selling Trust shares on
September 2, 1994. Effective October 17, 1994, the
Fund's Trust shares were redesignated as Class R shares.
(2)    Effective October 17, 1994, The Dreyfus Corporation serves as the
Funds' investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(3)    Not annualized.
(4)    These ratios have been restated to reflect current year's presentation.
(5)    For fiscal year beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen series including the Premier Small Company Stock Fund (the "Fund"). The Fund's investment objective is to consistently exceed the total return performance of the Russell 2500trademark Stock Index while maintaining a similar level of risk. The Dreyfus Corporation ("Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 168 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (41 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon
Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential PREMIER SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1996, the distribution fee for Class A, Class B and Class C shares was $6,536, $23,631 and $2,528, respectively. During the period ended October 31, 1996, the service fee for Class B shares and Class C shares was $7,877 and $842, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

PREMIER SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) DIRECTORS' FEES: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expens es are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $100,194,633 and $39,116,239, respectively.
    At October 31, 1996, accumulated net unrealized appreciation on investments was $10,180,945, consisting of $16,660,360 gross unrealized appreciation and $6,479,415 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

PREMIER SMALL COMPANY STOCK FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Small Company Stock Fund of The Dreyfus/Laurel Funds,
Inc. as of October 31, 1996, the results of its operations, changes in its net assets and its financial highlights for each of the periods set forth above, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 9, 1996


PREMIER SMALL COMPANY STOCK FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.02 per share as a long-term capital gain distribution paid on December 26, 1995.
    The Fund also designates 16.53% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.


[Dreyfus lion "d" logo]
PREMIER SMALL COMPANY STOCK FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940












Printed in U.S.A.                       385/685AR9610
[Dreyfus logo]
Annual Report
Premier Small
Company Stock
Fund
October 31, 1996